Filed with the Securities and Exchange Commission on April 11, 2019
REGISTRATION NO. 333-121693
INVESTMENT COMPANY ACT NO. 811-09327
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 15
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 171
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ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
(Exact Name of Registrant)
ALLSTATE LIFE INSURANCE COMPANY
(Name of Depositor)

3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(847) 402-5000
(Address and telephone number of Depositor's principal executive offices)
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ANGELA FONTANA
DIRECTOR, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL
ALLSTATE LIFE INSURANCE COMPANY
3075 SANDERS ROAD
NORTHBROOK, ILLINOIS 60062-7127
(Name and address of agent for service)
COPIES TO:
JAN FISCHER-WADE, ESQ.
SENIOR ATTORNEY
ALLSTATE LIFE INSURANCE COMPANY
2940 S. 84th Street
Lincoln, NE 68506-4142
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on______ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.
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AIM Lifetime PlusSM II Variable Annuity
Allstate Life Insurance Company
Street Address: 5801 SW 6th Ave., Topeka, KS 66606-0001
Mailing Address: P.O. Box 758566, Topeka, KS 66675-8566
Telephone Number: 1-800-457-7617
Fax Number: 1-785-228-4584
Prospectus dated April 29, 2019

Allstate Life Insurance Company (“Allstate Life”) issues the AIM Lifetime PlusSM II Variable Annuity, an individual and group flexible premium deferred variable annuity contract (“Contract”). This prospectus contains information about the Contract that you should know before investing. Please keep it for future reference.
This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional.
Allstate Life is no longer offering new Contracts.
The Contract currently offers various investment alternatives (“Investment Alternatives”). The investment alternatives include fixed account options (“Fixed Account Options”) and variable sub-accounts (“Variable Sub-Accounts”) of the Allstate Financial Advisors Separate Account I (“Variable Account”). Each Variable Sub-Account invests exclusively in shares of one of the following funds (“Funds”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I shares):

Invesco V.I. American Franchise Fund - Series I
Invesco V.I. Core Equity Fund - Series I
Invesco V.I. Core Plus Bond Fund - Series I
Invesco V.I. Equity and Income Portfolio- Series I
Invesco V.I. Government Money Market Fund - Series I
Invesco V.I. Government Securities Fund - Series I

Invesco V.I. High Yield Fund - Series I
Invesco V.I. International Growth Fund - Series I
Invesco V.I. Managed Volatility Fund - Series I
Invesco V.I. Mid Cap Core Equity Fund - Series I
Invesco V.I. Mid Cap Growth Fund - Series I
Invesco V.I. Technology Fund - Series I
Invesco V.I. Value Opportunities Fund - Series I

We (Allstate Life) have filed a Statement of Additional Information, dated April 29, 2019 with the Securities and Exchange Commission (“SEC”). It contains more information about the Contract and is incorporated herein by reference, which means it is legally a part of this prospectus. The contents of the Statement of Additional Information are described below – see Table of Contents. For a free copy, please write or call us at the address or telephone number above, or go to the SEC’s website (www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC’s website.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future shareholder reports in paper free of charge by calling 1-800-457-7617. Your election to receive reports in paper will apply to all portfolios available under your contract.

IMPORTANT NOTICES
The SEC has not approved or disapproved the securities described in this prospectus, nor has it passed on the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a federal crime.

The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any federal regulatory agency. Investment in the Contracts involves investment risks, including possible loss of principal.

The Contracts are not FDIC insured.

We are no longer offering the Contracts for sale.

AIMPROS

(i)

Glossary of Terms

Accumulation Phase: The period begins on the date we issue your Contract (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.
Accumulation Unit: A unit of measurement used to calculate the value of your investment in the Variable Sub-Accounts during the Accumulation Phase.
Accumulation Unit Value: The separate value for each Variable Sub-Account’s Accumulation Unit. Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.
Allstate Life (“we”): The issuer of the AIM Lifetime Plus SM II Variable Annuity, an individual and group flexible premium deferred variable annuity contract (“Contract”).
Annuitant: The individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application to purchase the Contract.
Automatic Additions Program: A program that may enable you to make subsequent purchase payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring money from your bank account.
Automatic Fund Rebalancing Program: A program, during the Accumulation Phase, where we automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations.
Beneficiary(ies): The person(s), who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. You may name one or more Beneficiaries when you apply for a Contract. You may name one or more contingent Beneficiaries when you apply for a Contract. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary.

•	Primary Beneficiary: the person who may elect to receive the death benefit or become the new Contract Owner, subject to the Death of Owner provisions in your contract.

•
Contingent Beneficiary: The person selected by the Contract owner who will receive any death benefit or guaranteed income benefit if there are no surviving primary Beneficiaries upon the death of the sole surviving Contract owner.

Cancellation Period: The time during which you have the right to cancel your Contract, generally within 20 days of receipt or any longer period as your state may require.
Code - The Internal Revenue Code of 1986, as amended.
Contract*: The AIM Lifetime Plus SM II Variable Annuity, an individual and group flexible premium deferred variable annuity contract between you, the Contract owner, and Allstate Life, a life insurance company.
Contract Anniversary: Each twelve-month period from that date of your Contract’s Issue Date.
Contract Owner: The person or entity who may exercise all of the rights and privileges provided by the Contract.
Contract Value: On the Issue Date, your Contract Value is equal to your initial Purchase Payment. Thereafter your Contract Value at anytime during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
Contract Year: The period of time measured from the date we issue your Contract or a “Contract Anniversary.”
Death Benefit Anniversary: Every 7th Contract Anniversary beginning during the Accumulation Phase. For example, the 7th, 14th and 21st Contract Anniversaries are the first three Death Benefit Anniversaries.
Dollar Cost Averaging Program: A program that automatically transfers dollar cost averaging prior to the Payout Start Date by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Option”) or for 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation.
Due Proof of Death: Documentation needed when there is a claim for distribution on death. We will accept the following documentation as Due Proof of Death: a certified copy of death certificate, a certified copy of decree of a court of competent jurisdiction as to the finding of death, or any other proof acceptable to us.
*In certain states the Contract was available only as a group Contract. In these states, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates unless the context requires otherwise.

Enhanced Death Benefit Rider: An option available that provides for the greatest of the base death benefits available under the Contract and, depending on the option you select, either: (a) an enhanced death benefit that captures your highest Contract Value on each Contract Anniversary; or (b) an enhanced death benefit that accumulates your Purchase Payments at a daily rate equivalent to 5% per year, both adjusted for withdrawals and subject to the terms of the benefit. The enhanced death benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.
Enhanced Death and Income Benefit Combination Rider: The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is the same as that described above under "Enhanced Death Benefit Rider." The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to what the value of the enhanced death benefit would be on the Payout Start Date, but this may vary in some states.
Fixed Account Options: The Fixed Account consists of our general assets other than those in segregated asset accounts. You may allocate all or a portion of your Purchase Payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 Dollar Cost Averaging Options and the option to invest in one or more Guarantee Periods. The Fixed Account Options may not be available in all states.
Free Withdrawal Amount: During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year without paying the charge. Unused portions of this 15% “Free Withdrawal Amount” are not carried forward to future Contract Years.
Funds: Refers to the mutual funds in which each Variable Sub-Account invests.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our service center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Guarantee Periods: The period of time during which each payment or transfer allocated to the Guaranteed Maturity Fixed Account earns interest at a specified rate that we guarantee. The Guarantee Periods may not be available in your state.
Income Plan: A series of scheduled payments to you or someone you designate. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Investment Alternatives: Variable Sub-Accounts offered under the Contract that invest in the shares of a corresponding Fund.
Issue Date: The date we issue your Contract.
Market Value Adjustment: We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. The Market Value Adjustment may be positive or negative, depending on changes in interest rates.
Payout Phase: The period of time that begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
Payout Start Date: The day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant’s 90th birthday, or the 10th Contract Anniversary, if later.
Right to Cancel: Your ability to cancel your Contract within 20 days of receipt or any longer period as your state may require (“Cancellation Period”). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account.
Settlement Value: The amount payable on a full withdrawal of Contract Value on the date we determine the death benefit.
Systematic Withdrawal Program: The option to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date.
Tax qualified contracts: Contracts held in a plan which provides that the income on tax sheltered is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral.
Valuation Date: Another term for “business day,” which refers to each day Monday through Friday that the New York Stock Exchange is open for business.

Variable Account: A segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. The Variable Account consists of multiple Variable Sub- Accounts, each of which is available under the Contract.
Variable Sub-Account: An investment in the shares of corresponding funds.

The Contract at a Glance

The following is a snapshot of the Contract. Please read the remainder of this prospectus for more information.

Flexible Payments
We are no longer offering new Contracts. You can add to your Contract as often and as much as you like, but each payment must be at least $500 ($100 for automatic purchase payments to the variable investment options). You must maintain a minimum account size of $1,000.

Right to Cancel
You may cancel your Contract within 20 days of receipt or any longer period as your state may require (“Cancellation Period”). Upon cancellation we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account. The adjustment will reflect the deduction of mortality and expense risk charges and administrative expense charges. The amount you receive will be less applicable federal and state income tax withholding.

Expenses
You will bear the following expenses:

Total Variable Account annual fees equal to 1.10% of daily net assets (1.30% if you select the Enhanced Death Benefit Rider; 1.50% if you select the Enhanced Death and Income Benefit Combination Rider (available with Contracts issued before July 27, 2000); and 1.60% if you select the Enhanced Death and Income Benefit Combination Rider II (available with Contracts issued on or after July 27, 2000)).

• Annual contract maintenance charge of $35 (with certain exceptions)

• Withdrawal Charges ranging from 0% to 7% of payment withdrawn (with certain exceptions)

• Transfer fee of $10 after 12th transfer in any Contract Year (fee currently waived)

• State premium tax (if your state imposes one)

In addition, each Fund pays expenses that you will bear indirectly if you invest in a Variable Sub-Account.

Investment Alternatives
The Contract offers various investment alternatives including:

• Fixed Account Options (which credit interest at rates we guarantee)

• Variable Sub-Accounts investing in Funds offering professional money management by Invesco Advisers, Inc.

To find out current rates being paid on the Fixed Account Options, or to find out how the Variable Sub-Accounts have performed, please call us at 1-800-457-7617.

Special Services	For your convenience, we offer these special services: • Automatic Fund Rebalancing Program • Automatic Additions Program • Dollar Cost Averaging Program • Systematic Withdrawal Program
Income Payments
You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways:

• life income with guaranteed payments

• a joint and survivor life income with guaranteed payments

• guaranteed payments for a specified period (5 to 30 years)

Death Benefits
If you or the Annuitant (if the Contract is owned by a non-living person) die before the Payout Start Date, we will pay the death benefit described in the Contract. We also offer an Enhanced Death Benefit Rider and an Enhanced Death and Income Benefit Combination Rider.

Transfers
Before the Payout Start Date, you may transfer your Contract value (“Contract Value”) among the investment alternatives, with certain restrictions.

We do not currently impose a fee upon transfers. However, we reserve the right to charge $10 per transfer after the 12th transfer in each “Contract Year,” which we measure from the date we issue your contract or a Contract anniversary (“Contract Anniversary”).

Withdrawals
You may withdraw some or all of your Contract Value at anytime during the Accumulation Phase. Full or partial withdrawals are available under limited circumstances on or after the Payout Start Date.

In general, you must withdraw at least $50 at a time ($1,000 for withdrawals made during the Payout Phase). Withdrawals in the Payout Phase are only available if the Payout Option is a Variable Income Payment using Guaranteed Payments for a Specified Period. Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. In a Tax Qualified Contract, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and Market Value Adjustment also may apply.

How the Contract Works

The Contract basically works in two ways. First, the Contract can help you (we assume you are the Contract Owner) save for retirement because you can invest in up to 16 investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the “Accumulation Phase” of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the “Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in the Fixed Account Options, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Funds.
Second, the Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these “Income Plans”) described in the “Income Payment” section of this prospectus. You receive income payments during what we call the “Payout Phase” of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Funds. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.
The timeline below illustrates how you might use your Contract.

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner, or if there is none, the Beneficiary will exercise the rights and privileges provided by the Contract. See “The Contract.” In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner, or if there is none, to your Beneficiary. See “Death Benefits.”
Please call us at 1-800-457-7617 if you have any questions about how the Contract works.
Expense Table

The table below lists the expenses that you will bear directly or indirectly when you buy a Contract. The table and the examples that follow do not reflect premium taxes imposed by the state where you reside. For more information about Variable Account expenses, see “Expenses,” below. For more information about Fund expenses, please refer to the accompanying prospectus for the Funds.
Contract Owner Transaction Expenses
Withdrawal Charge (as a percentage of purchase payments) *

Number of Complete Years Since We Received the Purchase Payment Being Withdrawn	0	1	2	3	4	5	6	7+
Applicable Charge	7%	7%	6%	6%	5%	4%	3%	0%
Annual Contract Maintenance Charge	$35.00**
Transfer Fee	$10.00***
* Each Contract Year, you may withdraw up to 15% of the Contract Value as of the beginning of the Contract Year without incurring a withdrawal charge or Market Value Adjustment.
** We will waive this charge in certain cases. See “Expenses.”

*** Applies solely to the thirteenth and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing. We are currently waiving the transfer fee.
Variable Account Annual Expenses (as a percentage of daily net asset value deducted from each Variable Sub-Account)
Basic Contract

Mortality and Expense Risk Charge	1.00%
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.10%
With Enhanced Death Benefit Rider

Mortality and Expense Risk Charge	1.20%
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.30%
With Enhanced Death and Income Benefit Rider*

Mortality and Expense Risk Charge	1.40%
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.50%
With Enhanced Death and Income Benefit Rider II**

Mortality and Expense Risk Charge	1.50%
Administrative Expense Charge	0.10%
Total Variable Account Annual Expense	1.60%
* For contracts issued before July 27, 2000.
** For contracts issued on or after July 27, 2000.
Fund Annual Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Funds may have agreed to waive their fees and/or reimburse Fund expenses in order to keep the Funds’ expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Fund’s fees and expenses appears in the prospectus for each Fund.

ANNUAL FUND EXPENSES

	Minimum	Maximum
Total Annual Fund Operating Expenses (1) (expenses that are deducted from Fund assets, which may include management fees, distribution and/or services (12b-1) fees, and other expenses)	0.36%	1.54%
(1)     Expenses are shown as a percentage of Fund average daily net assets (before any waiver or reimbursement) as of December 31, 2018.
EXPENSE EXAMPLE
These examples are intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses. The example below shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated,

•	earned a 5% annual return on your investment, and

•	elect the Enhanced Death and Income Benefit Combination Rider II, which has the maximum optional benefit charge.

•	allocate all of your Account Value to the sub-Account with the Maximum Total Annual Fund Operating Expenses as listed in the Expense Table, and these remain the same each year.*

The examples also assume:

•	No tax charge applies.

•	For each charge, we deduct the maximum charge rather than current charge.

•	You make no transfers, or other transactions for which we charge a fee.
Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

	Assuming Maximum Total Annual Fund Expenses
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,055	$1,678	$2,319	$3,756
If you annuitize your annuity at the end of the applicable time period:	$355	$1,078	$1,819	$3,756
If you do not surrender your annuity:	$355	$1,078	$1,819	$3,756
Financial Information

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the “Accumulation Unit.” Each Variable Sub-Account has a separate value for its Accumulation Units we call “Accumulation Unit Value.” Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund. Attached as Appendix A to this prospectus are tables showing the Accumulation Unit Values of each Variable Sub-Account since the date we first offered the Contracts. To obtain a fuller picture of each Variable Sub-Account’s finances, please refer to the Variable Account’s financial statements contained in the Statement of Additional Information.
The financial statements of Allstate Life and Allstate Financial Advisors Separate Account I also appear in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please write or call us at 1-800- 457-7617.

The Contract

CONTRACT OWNER
The AIM Lifetime PlusSM II Variable Annuity is a contract between you (the Contract Owner) and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

•	the investment alternatives during the Accumulation and Payout Phases,

•	the amount and timing of your Purchase Payments and withdrawals,

•	the programs you want to use to invest or withdraw money,

•	the income payment plan you want to use to receive retirement income,

•	the Annuitant (either yourself or someone else) on whose life the income payments will be based,

•	the Beneficiary or Beneficiaries who will receive the benefits that the Contract provides when the last surviving Contract Owner or Annuitant dies, and

•	any other rights that the Contract provides.
If you die, any surviving Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract.
The Contract cannot be jointly owned by both a non-living person and a living person. If the Contract Owner is a Grantor Trust, the Contract Owner will be considered a non-living person for purposes of this section and the Death Benefits section. The maximum age of the oldest Contract Owner cannot exceed age 90 as of the date we receive the completed application to purchase the Contract.
Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under certain retirement plans. Please consult with a tax advisor prior to making a request for a change of Contract Owner.
The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Code may limit or modify your rights and privileges under the Contract.
ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plans with guaranteed payments for a specified period). You initially designate an Annuitant in your application to purchase the Contract. The maximum age of the Annuitant cannot exceed age 90 as of the date we receive the completed application to purchase the Contract. If the Contract Owner is a living person, you may change the Annuitant prior to the Payout Start Date. If a non-Qualified contract is held by a non-living person, any change in the Annuitant will be treated as the death of the Annuitant and will activate the distribution requirements outlined in the Death Benefit section. In our discretion, we may permit you to designate a joint Annuitant, who is a second person on whose life income payments depend, on the Payout Start Date. If the Annuitant dies prior to the Payout Start Date, the new Annuitant will be:

•	the youngest Contract Owner if living, otherwise

•	the youngest Beneficiary.
BENEFICIARY
The Beneficiary is the person who may elect to receive the death benefit or become the new Contract Owner subject to the Death of Owner provision if the sole surviving Contract Owner dies before the Payout Start Date. (See section titled “Death Benefits” for details.) If the sole surviving Contract Owner dies after the Payout Start Date, the Beneficiary will receive any guaranteed income payments scheduled to continue.
You may name one or more Beneficiaries when you apply for a Contract. You may also name one or more contingent Beneficiaries who will receive any death benefit or guaranteed income benefit if there are no surviving primary Beneficiaries upon the death of the sole surviving Contract Owner. You may change or add Beneficiaries at any time by writing to us unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed and filed with us. Any change will be effective at the time you sign the written notice, whether or not the Annuitant is living when we receive the notice. Until we receive your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable as to any payment or settlement made prior to receiving the written notice. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly.
If you did not name a Beneficiary or if the named Beneficiary is no longer living and there are no other surviving Beneficiaries, the new Beneficiary will be:

•	your spouse or, if he or she is no longer alive,

•	your surviving children equally, or if you have no surviving children,

•	your estate.
If more than one Beneficiary survives you, we will divide the death benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal amounts to the surviving Beneficiaries.
You may restrict income payments to Beneficiaries by providing us a written request. Once we accept the written request, the change or restriction will take effect as of the date you signed the request. Any change is subject to any payment we make or other action we take before we accept the change.
MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the

Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.
ASSIGNMENT
No Owner has a right to assign any interest in a Contract as collateral or security for a loan. However, you may assign periodic income payments under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the Assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. You should consult with an attorney before trying to assign your Contract.
Purchases

MINIMUM PURCHASE PAYMENTS
Your initial Purchase Payment must be at least $5,000 ($2,000 for a Tax Qualified Contract). All subsequent Purchase Payments must be $500 or more. The maximum Purchase Payment is $2,000,000 without prior approval. We reserve the right to reduce the minimum Purchase Payment and to change the maximum Purchase Payment. You may make Purchase Payments of at least $500 at any time prior to the Payout Start Date. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.
MINIMUM AND MAXIMUM ALLOWABLE AGE
You can purchase a Contract if, as of the date we receive the completed application you are between your state’s age of majority and 90. If the Owner is a non-living person, then the Annuitant must be between the ages of 0 and 90, as of the date we receive the completed application.
AUTOMATIC ADDITIONS PROGRAM
You may make additional Purchase Payments of at least $100 ($500 for allocation to the Fixed Account Options) by automatically transferring money from your bank account. Please consult with your sales representative for detailed information.
ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your Purchase Payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by notifying us in writing. We reserve the right to limit the availability of the Investment Alternatives.
We will allocate your Purchase Payments to the Investment Alternatives according to your most recent instructions on file with us. Unless you notify us in writing otherwise, we will allocate subsequent Purchase Payments according to the allocation for the previous Purchase Payment. We will effect any change in allocation instructions at the time we receive written notice of the change in Good Order.
We will credit the initial Purchase Payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our service center. (Mailing address: P.O. Box 758566, Topeka, KS 66675-8566). If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial Purchase Payment to your Contract within that 5 business day period. If you do not, we will return your Purchase Payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent Purchase Payments to the Contract at the close of the business day on which we receive the Purchase Payment at our service center.
We use the term “business day” to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as “Valuation Dates.” Our business day closes when the New York Stock Exchange closes, usually 4 p.m. Eastern Time (3 p.m. Central Time). If we receive your Purchase Payment after 3 p.m. Central Time on any Valuation Date, we will credit your Purchase Payment using the Accumulation Unit Values computed on the next Valuation Date.
There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.
With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

RIGHT TO CANCEL
You may cancel your Contract by returning it to us within the Cancellation Period, which is the 20-day period after you receive the Contract, or such longer period that your state may require. You may return it by delivering it or mailing it to us. If you exercise this “Right to Cancel,” the Contract terminates and we will pay you the full amount of your Purchase Payments allocated to the Fixed Account. We also will return your Purchase Payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss and applicable charges that occurred from the date of allocation through the date of cancellation. The amount you receive will be less applicable federal and state income tax withholding. Some states may require us to return a greater amount to you. If your Contract is an IRA qualified under Code Section 408(b), we will refund the greater of any purchase payment or the Contract Value.
Contract Value

On the Issue Date, your Contract Value is equal to your initial Purchase Payment. Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus the value of your investment in the Fixed Account Options.
ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to credit to your Contract, we divide (i) the amount of the Purchase Payment you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 Purchase Payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract.
ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account will rise or fall to reflect:

•	changes in the share price of the Fund in which the Variable Sub-Account invests, and

•	the deduction of amounts reflecting the mortality and expense risk charge and administrative expense charge
We determine contract maintenance charges, withdrawal charges, and transfer fees (currently waived) separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Value, please refer to the Statement of Additional Information. We determine a separate Accumulation Unit Value for each Variable Sub-Account on each Valuation Date. We also determine a separate set of Accumulation Unit Values reflecting the cost of the Enhanced Death Benefit Rider and the Enhanced Death and Income Benefit Combination Rider, and the Enhanced Death and Income Benefit Combination Rider II described in the “Death Benefits” section of this prospectus.
You should refer to the prospectus for the Funds for a description of how the assets of each Fund are valued, since that determination directly bears on the Accumulation Unit Value of the corresponding Variable Sub-Account and, therefore, your Contract Value.

Investment Alternatives: The Variable Sub-Accounts

You may allocate your purchase payments to up to 13 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Fund. Each Fund has its own investment objective(s) and policies. We briefly describe the Funds below.
For more complete information about each Fund, including expenses and risks associated with the Fund, please refer to the prospectus for the Fund. We will mail you a prospectus for each Fund related to the Variable Sub-Account to which you allocate your Purchase payment. The Variable Sub-Accounts that you select are your choice - we do not provide investment advice, nor do we recommend any particular Variable Sub-Account. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the investment alternatives when making an allocation to the Variable Sub-Accounts. To obtain any or all of the underlying Fund prospectuses, please contact us at 1-800-457-7617.

Series I shares:	Investment Objective:*	Investment Advisor
Invesco V.I. American Franchise Fund – Series I	Seek capital growth	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund – Series I (3)	Long-term growth of capital
Invesco V.I. Core Plus Bond Fund – Series I	Total return, comprised of current income and capital appreciation.
Invesco V.I. Equity and Income Portfolio, Series I	Both capital appreciation and current income.
Invesco V.I. Government Money Market Fund – Series I	To provide current income consistent with preservation of capital and liquidity
Invesco V.I. Government Securities Fund – Series I	Total return, comprised of current income and capital appreciation
Invesco V.I. High Yield Fund – Series I	Total return, comprised of current income and capital appreciation
Invesco V.I. International Growth Fund – Series I	Long-term growth of capital
Invesco V.I. Managed Volatility Fund – Series I	Both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Core Equity Fund – Series I (2)	Long-term growth of capital
Invesco V.I. Mid Cap Growth Fund, Series I	To seek capital growth
Invesco V.I. Technology Fund – Series I	Long-term growth of capital
Invesco V.I. Value Opportunities Fund – Series I (1)	Long-term growth of capital

(1)
Effective August 19, 2011, the Invesco V.I. Value Opportunities – Series I Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date may not invest in the Variable Sub-Account.

(2)
Effective September 1, 2015, the Invesco V.I. Mid Cap Core Equity Fund – Series I Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date may not invest in the Variable Sub-Account.

(3)
Effective December 23, 2016, the Invesco V.I. Core Equity Fund – Series I Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date. Contract Owners who had contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the Variable Sub-Account as of the closure date may not invest in the Variable Sub-Account.

*The investment objective(s) of each Sub-Account may be changed by the Fund’s Board of Directors without shareholder approval.
 Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Variable Sub-Accounts invest. You bear the investment risk that the Funds might not meet their investment objectives. Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
Investment Alternatives: The Fixed Account Options

You may allocate all or a portion of your Purchase Payments to the Fixed Account. You may choose from among 3 Fixed Account Options including 2 Dollar Cost Averaging Options and the option to invest in one or more Guarantee Periods. The Fixed Account Options may not be available in all states. Please consult with your sales representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to a Fixed Account Option does not entitle you to share in the investment experience of the Fixed Account.
DOLLAR COST AVERAGING OPTIONS
You may establish a Dollar Cost Averaging Program, as described in the “Transfers” section of this prospectus, by allocating purchase payments to the Fixed Account either for 6 months (the “6 Month Dollar Cost Averaging Option”) or for 12 months (the “12 Month Dollar Cost Averaging Option”). Your purchase payments will earn interest for the period you select at the current rates in effect at the time of allocation. Rates may differ from those available for the Guarantee Periods described below.
You must transfer all of your money out of the 6 or 12 Month Dollar Cost Averaging Options to other investment alternatives in equal monthly installments beginning within 30 days of allocation. The number of monthly installments must be no more than 6 for the 6 Month Dollar Cost Averaging Option, and no more than 12 for the 12 Month Dollar Cost Averaging Option.
If we do not receive allocation instructions from you within one month of the date of the payment, the payment plus associated interest will be transferred to the Money Market Variable Sub-Account in equal monthly installments using the longest transfer period being offered at the time the Purchase Payment is made.

At the end of the applicable transfer period, any nominal amounts remaining in the Dollar Cost Averaging Option will be allocated to the Money Market Variable Sub-Account.
Transfers out of the 6 or 12 Month Dollar Cost Averaging Options do not count towards the 12 transfers you can make without paying a transfer fee.
You may not transfer funds from other Investment Alternatives to either the 6 or 12 Month Dollar Cost Averaging Options. The 6 or 12 Month Dollar Cost Averaging Options may not be available in your state.
GUARANTEE PERIODS
Each payment or transfer allocated to the Guaranteed Maturity Fixed Account earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.
You select a Guarantee Period for each purchase or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment, if available. We reserve the right to limit the number of additional purchase payments that you may allocate to this Option. Each Purchase Payment or transfer allocated to a Guarantee Period must be at least $500.
The Guarantee Periods may not be available in your state.
INTEREST RATES
We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period.
We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. We determine the interest rates to be declared in our sole discretion. We can neither predict nor guarantee what those rates will be in the future. For current interest rate information, please contact your sales representative or Allstate Life at 1-800-457-7617. The interest rates we credit will never be less than the minimum guaranteed rate stated in the Contract.
HOW WE CREDIT INTEREST
We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. The following example illustrates how a purchase payment allocated to this Option would grow, given an assumed Guarantee Period and annual interest rate:

Purchase Payment	$10,000
Guarantee Period	5 years
Annual Interest Rate	4.50%

	End of Contract Year
	Year 1	Year 2	Year 3	Year 4	Year 5
Beginning Contract Value	$10,000.00
× (1 + Annual Interest Rate)	× 1.045
	$10,450.00
Contract Value at end of Contract Year		$10,450.00
× (1 + Annual Interest Rate)		× 1.045
		$10,920.25
Contract Value at end of Contract Year			$10,920.25
× (1 + Annual Interest Rate)			× 1.045
			$11,411.66
Contract Value at end of Contract Year				$11,411.66
× (1 + Annual Interest Rate)				× 1.045
				$11,925.19
Contract Value at end of Contract Year					$11,925.19
× (1 + Annual Interest Rate)					× 1.045
					$12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82-$10,000)
This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a partial withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict current or future interest rates to be declared under the Contract. Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract, if any.
Renewals.     Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

1)
Take no action. We will automatically apply your money to a new Guarantee Period of the same length as the expired Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for a Guarantee Period of that length; or

2)
Instruct us to apply your money to one or more new Guarantee Periods of your choice. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

3)
Instruct us to transfer all or a portion of your money to one or more Variable Sub-Accounts of the Variable Account. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

4)
Withdraw all or a portion of your money. You may be required to pay a withdrawal charge, but we will not adjust the amount withdrawn to include a Market Value Adjustment. You may also be required to pay income taxes, premium taxes, and be subject to withholding (if applicable). The amount withdrawn will be deemed to have been withdrawn on the day the previous Guarantee Period ends. Amounts not withdrawn will be applied to a new Guarantee Period of the same length as the previous Guarantee Period. The new Guarantee Period will begin on the day the previous Guarantee Period ends.

Market Value Adjustment.    All withdrawals in excess of the Free Withdrawal Amount, transfers, and amounts applied to an Income Plan from a Guarantee Period, other than those taken during the 30-day period after such Guarantee Period expires, are subject to a Market Value Adjustment. A Market Value Adjustment may apply in the calculation of the Settlement Value described below in the “Death Benefit Amount” section below. We will not apply a Market Value Adjustment to a transfer you make as part of a Dollar Cost Averaging Program. We also will not apply a Market Value Adjustment to a withdrawal you make:

•	within the Free Withdrawal Amount as described in the “Expenses” section of this prospectus,

•	when exercising the confinement, unemployment, widow withdrawals or terminal illness waivers, or

•	to satisfy IRS minimum distribution rule for the Contract.
We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the Guarantee Period when you remove your money. “Treasury Rate” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Statistical Release H.15.
The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, income tax, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.
Generally, if the original Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable current Treasury Rate, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.
For example, assume that you purchase a Contract and you select an initial Guarantee Period of 5 years and the 5-year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, you make a partial withdrawal. If, at that later time, the current 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Conversely, if the current 5-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.
The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment.

13

Investment Alternatives: Transfers

TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer your Contract Value among the investment alternatives. Transfers are not permitted into the 6 or 12 Month Dollar Cost Averaging Options. You may request transfers in writing on a form that we provide or by telephone according to the procedure described below. The minimum amount that you may transfer into a Guarantee Period is $500. We currently do not assess, but reserve the right to assess, a $10 charge on each transfer in excess of 12 per Contract Year. We treat transfers to or from more than one Fund on the same day as one transfer.
We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.
If you transfer an amount from a Guarantee Period other than during the 30-day period after a Guarantee Period expires, we will increase or decrease the amount by a Market Value Adjustment.
We reserve the right to waive any transfer restrictions.
TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. In addition, you will have a limited ability to make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. You may not, however, convert any of your fixed income payments into variable income payments. You may not make any transfers for the first 6 months after the Payout Start Date. Thereafter, you may make transfers among the Variable Sub-Accounts or make transfers from the Variable Sub-Accounts to increase the proportion of your income payments consisting of fixed income payments. Your transfers must be at least 6 months apart.
TELEPHONE TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617. The cut off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange.
We may suspend, modify or terminate the telephone transfer privileges, as well as any other electronic or automated means we previously approved, at any time without notice.
We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Fund and raise its expenses, which can impair Fund performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Funds also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Fund, we will impose the trading limitations as described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

14

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.
TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

•
we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Fund or otherwise would be to the disadvantage of other Contract Owners; or

•
we are informed by one or more of the Funds that they intend to restrict the purchase, exchange, or redemption of Fund shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Fund shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

•	the total dollar amount being transferred, both in the aggregate and in the transfer request;

•
the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

•
whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Funds that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

•	whether the manager of the underlying Fund has indicated that the transfers interfere with Fund management or otherwise adversely impact the Fund; and

•	the investment objectives and/or size of the Variable Sub-Account underlying Fund.
We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Fund may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
SHORT TERM TRADING FEES
The underlying Funds are authorized by SEC regulation to adopt and impose redemption fees if a Fund’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Fund. The Fund will set the parameters relating to the redemption fee and such parameters may vary by Fund. If a Fund elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Fund. Please consult the Fund’s prospectus for more complete information regarding the fees and charges associated with each Fund.

15

DOLLAR COST AVERAGING PROGRAM
You may make transfers automatically through dollar cost averaging prior to the Payout Start Date. There are three different ways to use the Dollar Cost Averaging Program:

1)	You may allocate purchase payments to the Fixed Account Options for the specific purpose of dollar cost averaging.

2)	You may dollar cost average out of any Variable Sub-Account into any other Variable Sub-Account(s).

3)	You may transfer interest credited from a Guarantee Period(s) to any Variable Sub-Account without application of a Market Value Adjustment.
We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.
The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market.
AUTOMATIC FUND REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Variable Sub-Account may cause a shift in the percentage you allocated to each Variable Sub-Account. If you select our Automatic Fund Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.
We will rebalance your account each quarter according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.
Example:
Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Invesco V.I. Core Plus Bond Variable Sub-Account and 60% to be in the Invesco V.I. American Franchise Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Invesco V.I. Core Plus Bond Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Invesco V.I. Core Plus Bond Variable Sub-Account and use the money to buy more units in the Invesco V.I. American Franchise Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.
The Automatic Fund Rebalancing Program is available only during the Accumulation Phase. The transfers made under the Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.
Fund rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.
Expenses

As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.
CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value invested in each Variable Sub-Account in proportion to the amount invested. During the Payout Phase, we will deduct the charge proportionately from each income payment.
The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in processing purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract owners and regulatory agencies. We cannot increase the charge. We will waive this charge if:

•	total purchase payments equal $50,000 or more, or

•	all money is allocated to the Fixed Account Options, as of the Contract Anniversary.

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After the Payout Start Date, we will waive this charge if:

•	as of the Payout Start Date, the Contract Value is $50,000 or more, or

•	all income payments are fixed amount income payments.
If you surrender your Contract, we will deduct a full contract maintenance charge unless your Contract qualifies for a waiver.
MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily at an annual rate of 1.00% of the daily net assets you have invested in the Variable Sub-Accounts (1.20% if you select the Enhanced Death Benefit Rider, 1.40% if you select the Enhanced Death and Income Benefit Combination Rider (available with contracts issued before July 27, 2000), and 1.50% for Contracts with the Enhanced Death and Income Benefit Combination Rider II (available with Contracts issued on or after July 27, 2000)).
The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then Allstate Life will bear the loss. We charge additional amounts for the Enhanced Death Benefit and Enhanced Death and Income Benefit Combination riders to compensate us for the additional risk that we accept by providing each rider. Neither the Enhanced Death Benefit Rider, the Enhanced Death and Income Benefit Combination Rider, or Enhanced Death and Income Benefit Combination Rider II are available under a Contract that is continued by a surviving spouse. After the death of the Contract Owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract.
We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Phase and the Payout Phase.
ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.10% of the daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. No necessary relationship exists between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We guarantee that we will not raise this charge.
TRANSFER FEE
We do not currently impose a fee upon transfers among the investment alternatives. However, we reserve the right to charge $10 per transfer after the 12th transfer in each Contract Year. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Fund Rebalancing Program.
WITHDRAWAL CHARGE
We may assess a Withdrawal Charge of up to 7% of the Purchase Payment(s) you withdraw. The charge declines to 0% after 7 complete years from the date we received the Purchase Payment being withdrawn. A schedule showing how the charge declines appears in the “Expense Table” section of this prospectus, above. During each Contract Year, you can withdraw up to 15% of the Contract Value as of the beginning of that Contract Year without paying the charge. Unused portions of this 15% “Free Withdrawal Amount” are not carried forward to future Contract Years. We will deduct Withdrawal Charges, if applicable, from the amount paid. For purposes of the Withdrawal Charge, we will treat withdrawals as coming from the oldest Purchase Payments first. However, for federal income tax purposes, earnings are considered to come out first, which means you pay taxes on the earnings portion of your withdrawal.
If you make a withdrawal before the Payout Start Date, we will apply the Withdrawal Charge percentage in effect on the date of the withdrawal, or the Withdrawal Charge percentage in effect on the following day, whichever is lower.
We do not apply a Withdrawal Charge in the following situations:

•	on the Payout Start Date (a Withdrawal Charge may apply if you elect to receive income payments for a specified period of less than 120 months);

•	the death of the Contract Owner or Annuitant (unless the settlement value is used);

•	withdrawals taken to satisfy IRS minimum distribution rules for the Contract; or

•	withdrawals that qualify for one of the waivers described below.
We use the amounts obtained from the Withdrawal Charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the Withdrawal Charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the

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mortality and expense risk charge or any other charges or fees described above, to make up any difference. Withdrawals also may be subject to tax penalties or income tax and a Market Value Adjustment. You should consult your own tax counsel or other tax advisers regarding any withdrawals.
Confinement Waiver.    We will waive the Withdrawal Charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if the following conditions are satisfied:

1.
you, or the Annuitant if the Contract is owned by a non-living person, are first confined to a long term care facility or a hospital (as defined in the Contract) for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date;

2.
we must receive your request for the withdrawal and due proof (as defined in the Contract) of the stay no later than 90 days following the end of your or the Annuitant’s stay at the long term care facility or hospital; and

3.	a physician must have prescribed the stay and the stay must be medically necessary (as defined in the Contract).
You may not claim this benefit if you, or the Annuitant, or a member of your or the Annuitant’s immediate family (as defined in the Contract), is the physician prescribing your or the Annuitant’s stay in a long term care facility.
Terminal Illness Waiver.    We will waive the Withdrawal Charge and any Market Value Adjustment on all withdrawals taken prior to the Payout Start Date under your Contract if:

1.
you (or the Annuitant if the Contract Owner is not a living person) are first diagnosed by a physician (we may require a second or a third opinion) with a terminal illness (as defined in the Contract) at least 30 days after the Issue Date; and

2.	you claim this benefit and deliver adequate proof of diagnosis to us.
Unemployment Waiver.    We will waive the Withdrawal Charge and any Market Value Adjustment on one partial or a full withdrawal taken prior to the Payout Start Date under your Contract, if you meet the following requirements:

1.	you or the Annuitant become unemployed at least one year after the Issue Date;

2.
you or the Annuitant have been granted unemployment compensation (as defined in the Contract) for at least 30 days as a result of that unemployment and we receive due proof thereof (as defined in the Contract) prior to or at the time of the withdrawal request; and

3.	you or the Annuitant exercise this benefit within 180 days of your or the Annuitant’s initial receipt of unemployment compensation.
You may exercise this benefit once during the life of your Contract. This waiver applies upon the unemployment of the Annuitant only if the Contract Owner is not a living person.
Please refer to your Contract for more detailed information about the terms and conditions of these waivers.
The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you are not required to pay our Withdrawal Charge because of these waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax adviser to determine the effect of a withdrawal on your taxes.
PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs, including payment upon death. We may discontinue this practice sometime in the future and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 3.5%, depending on the state. At the Payout Start Date, if applicable, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract value in the investment alternative bears to the total Contract Value.
DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity

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contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Our status under the Code is briefly described in the “Taxes” section of this prospectus.
Other Expenses

Each Fund deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Fund whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the accompanying prospectus for the Funds. For a summary of current estimates of those charges and expenses, see the “Expense Table” section of this prospectus.
Access to Your Money

You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See the “Income Plans” subsection in the “Income Payments” section of this prospectus.
The amount payable upon withdrawal is the Contract Value next computed after we receive the request for a withdrawal at our service center, adjusted by any Market Value Adjustment, less any withdrawal charges, contract maintenance charges, income tax withholding, penalty tax, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances.
You can withdraw money from the Variable Account or the Fixed Account Options. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes.
You have the opportunity to name the Investment Alternative(s) from which you are taking the withdrawal. If none is specified, we will deduct your withdrawal pro-rata from the Investment Alternatives according to the value of your investments therein.
In general, you must withdraw at least $50 at a time. You also may withdraw a lesser amount if you are withdrawing your entire interest in a Variable Sub-Account.
If you request a total withdrawal, we may require you to return your Contract to us. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract.
Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.” Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1.	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.	An emergency exists as defined by the SEC; or

3.	The SEC permits delay for your protection.
We may delay payments or transfers from the Fixed Account Options for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law. Any interest would be payable from the date we receive the withdrawal request to the date we make the payment or transfer.

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SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. The minimum amount of each systematic withdrawal is $50. At our discretion, systematic withdrawals may not be offered in conjunction with the Dollar Cost Averaging or Automatic Fund Rebalancing Programs.
Depending on fluctuations in the accumulation unit value of the Variable Sub-Accounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. Systematic withdrawal payments are subject to any applicable withdrawal charges and market value adjustments. Please consult your tax advisor before taking any withdrawal.
We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.
MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce the Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $1,000, we would inform you in writing of our intention to terminate your Contract and give you at least 30 days in which to make an additional Purchase Payment to restore your Contract’s value to the contractual minimum of $1,000. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges, and taxes.
Income Payments

PAYOUT START DATE
You select the Payout Start Date in your application. The Payout Start Date is the day that we apply your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, to an Income Plan. The Payout Start Date must be no later than the Annuitant’s 90th birthday, or the 10th Contract Anniversary, if later.
You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.
INCOME PLANS
An “Income Plan” is a series of payments on a scheduled basis to you or to another person designated by you. You may choose and change your choice of Income Plan until 30 days before the Payout Start Date. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with guaranteed payments for 10 years. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.
Three Income Plans are available under the Contract. Each is available to provide:

•	fixed income payments;

•	variable income payments; or

•	a combination of the two.
A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the “basis”. Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.
The three Income Plans are:
Income Plan 1 – Life Income with Guaranteed Payments.    Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 2 – Joint and Survivor Life Income with Guaranteed Payments.    Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the joint Annuitant die before we have made all of the guaranteed income payments, we will continue to pay the remainder of the guaranteed income payments as required by the Contract.
Income Plan 3 – Guaranteed Payments for a Specified Period (5 Years to 30 Years).    Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant’s life. Income payments for less than 120

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months may be subject to a withdrawal charge. We will deduct the mortality and expense risk charge from the Variable Sub-Account assets which support variable income payments even though we do not bear any mortality risk.
The length of any guaranteed payment period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer guarantee periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no minimum specified period for guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a minimum specified period for guaranteed payments.
If you choose Income Plan 1 or 2, or, if available, another Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment.
Please note that under such Income Plans, if you elect to take no minimum guaranteed payments, it is possible that the payee could receive only 1 income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only 2 income payments if they die before the third income payment, and so on.
Generally, you may not make withdrawals after the Payout Start Date. One exception to this rule applies if you are receiving variable income payments that do not depend on the life of the Annuitant (such as under Income Plan 3). In that case you may terminate all or a portion of the Variable Account portion of the income payments at any time and receive a lump sum equal to the present value of the remaining variable payments associated with the amount withdrawn. To determine the present value of any remaining variable income payments being withdrawn, we use a discount rate equal to the assumed annual investment rate that we use to compute such variable income payments. The minimum amount you may withdraw under this feature is $1,000. A withdrawal charge may apply. We also deduct applicable premium taxes from the Contract Value at the Payout Start Date.
We may make other Income Plans available. You may obtain information about them by writing or calling us.
You may apply all or part of your Contract Value to an Income Plan. If you elected the Enhanced Death and Income Benefit Combination Rider, you may be able to apply an amount greater than your Contract Value. You must apply at least the Contract Value in the Fixed Account Options on the Payout Start Date to fixed income payments. If you wish to apply any portion of your Fixed Account Option balance to provide variable income payments, you should plan ahead and transfer that amount to the Variable Sub-Accounts prior to the Payout Start Date. If you do not tell us how to allocate your Contract Value among fixed and variable income payments, we will apply your Contract Value in the Variable Account to variable income payments and your Contract Value in the Fixed Account Options to fixed income payments. We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes to your Income Plan on the Payout Start Date. If the Contract Value is less than $2,000 or not enough to provide an initial payment of at least $20, and state law permits, we may:

•	pay you the Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

•	reduce the frequency of your payments so that each payment will be at least $20.
VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by (a) actual mortality experience and (b) the amount of our administration expenses.
We cannot predict the total amount of your variable income payments. Your variable income payments may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Funds and (b) the Annuitant could live longer or shorter than we expect based on the tables we use.
In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3%. If the actual net investment return of the Variable Sub-Accounts you choose is less than this assumed investment rate, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the assumed investment rate. The dollar amount of the variable income payments stays level if the net investment return equals the assumed investment rate.
Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments. We reserve the right to make other assumed investments rates available under this contract.
FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. We calculate the fixed income payments by:

1)	adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

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2)	deducting any applicable premium tax; and

3)	applying the resulting amount to the greater of (a) the appropriate value from the income payment table in your Contract or (b) such other value as we are offering at that time.
We may defer making fixed income payments for a period of up to 6 months or such shorter times as state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.
CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate.
Death Benefits

We will pay a death benefit if, prior to the Payout Start Date:

1.	any Contract Owner dies or,

2.	the Annuitant dies, if the Contract is owned by a company or other non-living Owner.
We will pay the death benefit to the new Contract Owner who is determined immediately after the death. The new Contract Owner would be a surviving Contract Owner or, if none, the Beneficiary(ies). In the case of the death of the Annuitant, we will pay the death benefit to the current Contract Owner. A claim for a distribution on death must include “Due Proof of Death.” We will accept the following documentation as Due Proof of Death:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to a finding of death; or

•	any other proof acceptable to us.
We will determine the value of the death benefit as of the end of the Valuation Date on which we receive a complete request for payment of the death benefit. If we receive a request after 3:00 p.m. Central Time on a Valuation Date, we will process the request as of the end of the following Valuation Date.
Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documentation in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment alternatives are subject to investment risk.
DEATH BENEFIT AMOUNT
Prior to the Payout Start Date, if we receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greatest of:

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value (that is, the amount payable on a full withdrawal of Contract Value) on the date we determine the death benefit, or

3)	the sum of all Purchase Payments reduced by a withdrawal adjustment, as defined below, or

4)
the greatest of the Contract Values on each Death Benefit Anniversary prior to the date we determine the death benefit, increased by Purchase Payments made since that Death Benefit Anniversary and reduced by a withdrawal adjustment as defined below.

In calculating the Settlement Value, the amount in each individual Guarantee Period may be subject to a Market Value Adjustment. A Market Value Adjustment will apply to amounts in a Guarantee Period, unless we calculate the Settlement Value during the 30-day period after the expiration of the Guarantee Period. Also, the Settlement Value will reflect deduction of any applicable Withdrawal Charges, contract maintenance charges, and premium taxes.
A Death Benefit Anniversary is every seventh Contract Anniversary during the Accumulation Phase. For example, the 7th, 14th, and 21st Contract Anniversaries are the first three Death Benefit Anniversaries.

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The “withdrawal adjustment” is equal to (a) divided by (b), with the result multiplied by (c), where:

(a)	is the withdrawal amount;

(b)	is the Contract Value immediately prior to the withdrawal; and

(c)	is the value of the applicable death benefit alternative immediately prior to the withdrawal.
If we do not receive a complete request for payment of the death benefit within 180 days of the date of death, the death benefit is equal to the greater of;

1)	the Contract Value as of the date we determine the death benefit, or

2)	the Settlement Value.
We reserve the right to extend, on a non-discriminatory basis, the 180-day period in which the death proceeds will equal the death benefit as described above. This right applies only to the amount payable as death proceeds and in no way restricts when a claim may be filed.
A Market Value Adjustment, if any, made upon payment of a death benefit would be positive.
ENHANCED DEATH BENEFIT RIDER
If the oldest Contract Owner, or Annuitant if the Contract Owner is a non-living person, is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death Benefit Rider is an optional benefit that you may elect. If you elect the rider, the death benefit will be the greater of the death benefit alternatives (1) through (4) listed above, or (5) the enhanced death benefit.
If the Contract Owner is a living individual, the enhanced death benefit applies only for the death of the Contract Owner. If the Contract Owner is not a living individual, the enhanced death benefit applies only for the death of the Annuitant. The enhanced death benefit is equal to the greater of Enhanced Death Benefit A or Enhanced Death Benefit B. Enhanced Death Benefit B may not be available in all states.
The enhanced death benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.
The Enhanced Death Benefit Rider benefit is not available under a contract that is continued by a surviving spouse. After the death of the Contract Owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract, and any death benefit paid under a continued Contract will not include the enhanced death benefit.
Enhanced Death Benefit A.    The Enhanced Death Benefit A on the Issue Date is equal to the initial Purchase Payment. On each Contract Anniversary, we will recalculate your Enhanced Death Benefit A to equal the greater of your Contract Value on that date, or the most recently calculated Enhanced Death Benefit A. We also will recalculate your Enhanced Death Benefit A whenever you make an additional Purchase Payment or a partial withdrawal. Additional Purchase Payments will increase the Enhanced Death Benefit A dollar-for-dollar.
Withdrawals will reduce the Enhanced Death Benefit A by an amount equal to a withdrawal adjustment computed in the manner described above under “Death Benefit Amount.”
In the absence of any withdrawals or Purchase Payments, the Enhanced Death Benefit A will be the greatest of all Contract Anniversary Contract Values on or before the date we calculate the death benefit.
We will calculate Anniversary Values for each Contract Anniversary prior to the oldest Contract Owner’s or, if the Contract owner is not a living person, the oldest Annuitant’s, 85th birthday. After age 85, we will recalculate the Enhanced Death Benefit A only for Purchase Payments and withdrawals. The Enhanced Death Benefit A will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.
Enhanced Death Benefit B.    The Enhanced Death Benefit B is equal to total Purchase Payments made reduced by a withdrawal adjustment computed in the manner described above under “Death Benefit Amount.” Each Purchase Payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of the date

•	we determine the death benefit, or

•	the first day of the month following the oldest Contract Owner’s or, if the Contract Owner is not a living person, the Annuitant’s, 85th birthday.
The Enhanced Death Benefit B will never be greater than the maximum death benefit allowed by any non-forfeiture laws which govern the Contract.

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Enhanced Death and Income Benefit Combination Rider (available with Contracts issued before July 27, 2000. For Contracts issued on or after July 27, 2000, see the next section titled “Enhanced Death and Income Benefit Combination Rider II”)
If the oldest Contract Owner, or Annuitant if the Owner is a non-living person, is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death and Income Benefit Combination Rider is an optional benefit that you may elect, instead of the Enhanced Death Benefit Rider.
The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider is the same as that described above under “Enhanced Death Benefit Rider.”
The enhanced income benefit defines a minimum amount applied to the Payout Phase. This minimum amount is equal to what the value of the enhanced death benefit would be on the Payout Start Date. In some states, the calculation of the enhanced income benefit will not include the value of the Enhanced Death Benefit B. Please consult with your sales representative for information.
The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

•	is on or after the tenth Contract Anniversary, and

•	is prior to the Annuitant’s age 90.
On the Payout Start Date, you may apply the greater of the Contract Value or the enhanced income benefit to the Payout Phase of the Contract. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either single or joint life with a period certain of at least:

•	10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or

•	5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
Enhanced Death and Income Benefit Combination Rider II (available with Contracts issued on or after July 27, 2000)
If the oldest Contract Owner is less than or equal to age 80 as of the date we receive the completed application, the Enhanced Death and Income Benefit Combination Rider II is an optional benefit that you may elect, instead of the Enhanced Death Benefit Rider.
The enhanced death benefit portion of the Enhanced Death and Income Benefit Combination Rider II is the same as that described above under “Enhanced Death Benefit Rider.”
The enhanced income benefit guarantees that the minimum amount of income payments you receive will not be less than those determined by applying the Income Base on Payout Start Date, to the minimum guaranteed Income Payment Tables shown in the Contract (rather than to any current rates we may be offering) for the Income Plan you select (“Guaranteed Income Benefit”). In some states, the calculation of the enhanced income benefit will not include the value of Income Base B. Please consult with your sales representative for more information.
The Income Base is the greater of Income Base A and Income Base B. We determine each Income Base as follows:
Income Base A.    On the Rider Date, Income Base A is equal to the Contract Value. After the Rider Date, we recalculate Income Base A as follows on the Contract Anniversary and when a Purchase Payment or withdrawal is made:

•
For Purchase Payments, Income Base A is equal to the most recently calculated Income Base plus the Purchase Payment. For withdrawals, Income Base A is equal to the most recently calculated Income Base reduced by a withdrawal adjustment.

•	On each Contract Anniversary, Income Base A is equal to the greater of the Contract Value on that date or the most recently calculated Income Base A.
In the absence of any withdrawals or Purchase Payments, Income Base A will be the greatest of all the Contract Anniversary Contract Values between the Rider Date and the Payout Start Date. We will recalculate Income Base A for Purchase Payments, for withdrawals and on Contract Anniversaries until the first Contract Anniversary on or after the 85th birthday of the oldest Contract Owner or, if no Owner is a living individual, the oldest Annuitant. After that date, we will recalculate Income Base A for Purchase Payments and withdrawals.
Income Base B.    On the Rider Date, Income Base B is equal to the Contract Value. After the Rider Date, Income Base B, plus any subsequent Purchase Payments and less a withdrawal adjustment for any subsequent withdrawals, will accumulate daily at a rate equal to 5% per year until the first day of the month following the oldest Contract Owner’s or, if the Contract Owner is not a living individual, the Annuitant’s 85th birthday. After this date, Income Base B will be recalculated only for Purchase Payments and withdrawals.
For purposes of computing Income Base A or B, the withdrawal adjustment is equal to (1) divided by (2), with the result multiplied by (3), where:

1)	= withdrawal amount,

2)	= the Contract Value immediately prior to the withdrawal, and

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3)	= the most recently calculated Income Base.
Please consult with your sales representative for information.
The income base is used solely for the purpose of calculating the guaranteed income benefit under this Rider (“guaranteed income benefit”) and does not provide a Contract Value or guarantee performance of any investment option.
The guaranteed income benefit amount is determined by applying the enhanced income benefit amount less any applicable taxes to the guaranteed rates for the Income Plan you elect. The Income Plan you elect must satisfy the conditions described below.
The enhanced income benefit will apply if the Contract Owner elects a Payout Start Date that:

•	is on or after the tenth Contract Anniversary,

•	is during the 30-day period following the Contract Anniversary.

•	is prior to the Annuitant’s 90th birthday.
The enhanced income benefit will only apply if you elect to receive fixed amount income payments. These fixed income payments will be calculated using the appropriate Guaranteed Income Payment Tables provided in your Contract.
If, however, you apply the Contract Value and not the enhanced income benefit to the Income Plan, then you may select any Income Plan we offer at that time.
If you expect to apply your Contract Value to variable income payment options or to current annuity payment rates then in effect, electing the enhanced income benefit may not be appropriate. No Market Value Adjustment will be applied to the enhanced income benefit amount. The enhanced income benefit will only apply if the Income Plan selected provides payments guaranteed for either single or joint life with a period certain of at least:

•	10 years, if the youngest Annuitant’s age is 80 or less on the date the amount is applied; or

•	5 years, if the youngest Annuitant’s age is greater than 80 on the date the amount is applied.
Neither of the Enhanced Death and Income Benefit Combination Rider’s benefits are available under a Contract that is continued by a surviving spouse.
After the death of the Contract Owner, if the surviving spouse elects to continue the Contract in the Accumulation Phase, then the mortality and expense risk charge will be 1.00% from the date we determine the value of the death benefit through the remainder of the life of the continued Contract. Any death benefit paid under a continued Contract will not include the enhanced death benefit. Any calculation of amount to be applied to an Income Plan upon annuitization under a continued Contract will not include the enhanced income benefit.
We may discontinue offering these options at any time.
If your Contract is qualified under Section 408 of the Code, we will refund the greater of any Purchase Payments or the Contract Value.
DEATH BENEFIT PAYMENTS
If the new Owner is your spouse, the new Owner may:

1.	elect to receive the death benefit in a lump sum, or

2.	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

•	The life of the new Owner; or

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

•	over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.
If your spouse does not elect one of the above options, the Contract will continue in the Accumulation Phase as if the death had not occurred. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. If the Contract is continued in the Accumulation Phase, the following restrictions apply:

•
On the date the Contract is continued, the Contract Value will equal the amount of the Death Benefit as determined as of the Valuation Date on which we received the completed request for settlement of the death benefit (the next Valuation Date, if we receive the completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the continuing spouse, the excess, if any, of the death benefit over the Contract Value will be allocated to the Variable Sub-Accounts.

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This excess will be allocated in proportion to your Contract Value in those Variable Sub-Accounts as of the end of the Valuation Period during which we receive the completed request for settlement of the death benefit, except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Money Market Variable Sub-Account. Within 30 days of the date the Contract is continued, your surviving spouse may choose one of the following transfer alternatives without incurring a transfer fee:

•	transfer all or a portion of the excess among the Variable Sub-Accounts;

•	transfer all or a portion of the excess into the Guaranteed Maturity Fixed Account and begin a new Guarantee Period; or

•	transfer all or a portion of the excess into a combination of Variable Sub-Accounts and the Guaranteed Maturity Fixed Account.
Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in your Contract.
The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a Withdrawal Charge.
Only one spousal continuation is allowed under this Contract.
If the new Owner is not your spouse but is a living person, the new Owner may:

1.	elect to receive the death benefit in a lump sum, or

2.	elect to apply the death benefit to an Income Plan. Payments from the Income Plan must begin within 1 year of the date of death and must be payable throughout:

•	the life of the new Owner; or

•	for a guaranteed number of payments from 5 to 50 years, but not to exceed the life expectancy of the new Owner; or

•	over the life of the new Owner with a guaranteed number of payments from 5 to 30 years but not to exceed the life expectancy of the new Owner.
If the new Owner does not elect one of the above options, then the new Owner must receive the Contract Value payable within 5 years of your date of death. The Contract Value will equal the amount of the death benefit as determined as of the Valuation Date on which we received a completed request for settlement of the death benefit (the next Valuation Date, if we receive a completed request for settlement of the death benefit after 3 p.m. Central Time). Unless otherwise instructed by the new Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights as set forth in the Transfers section during this 5-year period.
No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived for any withdrawals made during this 5-year period.
If the new Owner dies prior to receiving all of the Contract Value, then the new Owner’s named Beneficiary(ies) will receive the greater of the Settlement Value or the remaining Contract Value. This amount must be received as a lump sum within 5 years of the date of the original Owner’s death. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
We reserve the right to offer additional options upon Death of Owner.
If the new Owner is a corporation, trust, or other non-living person:

(a)	The new Owner may elect to receive the death benefit in a lump sum; or

(b)
If the new Owner does not elect the option above, then the new Owner must receive the Contract Value payable within 5 years of your date of death. On the date we receive the complete request for settlement of the Death Benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the new Owner, the excess, if any of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The new Owner may exercise all rights set forth in the Transfers provision during this 5-year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5-year period.

We reserve the right to offer additional options upon Death of Owner.
If any new Owner is a non-living person, all new Owners will be considered to be non-living persons for the above purposes.
Under any of these options, all ownership rights, subject to any restrictions previously placed upon the Beneficiary, are available to the new Owner from the date of your death to the date on which the death proceeds are paid.

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Death of Annuitant
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a living person, then the Contract will continue with a new Annuitant as designated by the Contract Owner.
If the Annuitant who is not also the Contract Owner dies prior to the Payout Start Date and the Contract Owner is a non-living person, the following apply:

(a)	The Contract Owner may elect to receive the death benefit in a lump sum; or

(b)
If the Contract Owner does not elect the option above, then the Owner must receive the Contract Value payable within 5 years of the Annuitant’s date of death. On the date we receive the complete request for settlement of the death benefit, the Contract Value under this option will be the death benefit. Unless otherwise instructed by the Contract Owner, the excess, if any, of the death benefit over the Contract Value will be allocated to the Money Market Variable Sub-Account. The Contract Owner may then exercise all rights set forth in the Transfers provision during this 5-year period. No additional Purchase Payments may be added to the Contract under this election. Withdrawal Charges will be waived during this 5-year period.

We reserve the right to offer additional options upon Death of Owner.

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More Information

ALLSTATE LIFE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the state of Illinois. Prior to January 1, 2005, Glenbrook Life and Annuity Company (“Glenbrook”) issued the Contract. Effective January 1, 2005, Glenbrook merged with Allstate Life (“Merger”). On the date of the Merger, Allstate Life acquired from Glenbrook all of Glenbrook’s assets and became directly liable for Glenbrook’s liabilities and obligations with respect to all contracts issued by Glenbrook.
Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the state of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.
Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the state of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3075 Sanders Road, Northbrook, Illinois 60062.
Effective June 1, 2006, Allstate Life entered into an agreement (“the Agreement”) with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (“PICA”) pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.
We receive compensation from Invesco Advisers, Inc., for administrative services we provide to the Funds. We collect this compensation under an agreement between us and Invesco Advisers, Inc., and is calculated based on percentages of the average assets allocated to each Fund.
THE VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. The Contracts were previously issued through the Glenbrook Life and Annuity Company Separate Account A. Effective January 1, 2005, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life and Annuity Company Separate Account A combined with Allstate Financial Advisors Separate Account I and consolidated duplicative Variable Sub-Accounts that invest in the same Funds (the “Consolidation”). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.
We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois insurance law. That means we account for the Variable Account’s income, gains, and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.
The Variable Account consists of multiple Variable Sub-Accounts, each of which are available under the Contract. We may add new Variable Sub-Accounts, or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Funds. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.
THE FUNDS
Dividends and Capital Gain Distributions.    We automatically reinvest all dividends and capital gains distributions from the Funds in shares of the distributing Funds at their net asset value.
Voting Privileges.    As a general matter, you do not have a direct right to vote the shares of the Funds held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract owners entitled to give such instructions.
As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Fund as of the record date of the

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meeting. After the Payout Start Date, the person receiving income payments has the voting interest. The payee’s number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding eligible Fund. The votes decrease as income payments are made and as the reserves for the Contract decrease.
We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.
We reserve the right to vote Fund shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.
Changes in Funds.    If the shares of any of the Funds are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Fund and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in underlying funds. We will notify you in advance of any change.
Conflicts of Interest.    The Funds sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Fund. The board of trustees of the Funds monitors for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Funds’ board of trustees may require a separate account to withdraw its participation in a Fund. A Fund’s net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.
THE CONTRACT
Distribution.     Allstate Distributors, LLC (“ADLLC”), located at 3075 Sanders Road, Northbrook, Illinois 60062-7154, serves as principal underwriter of the Contracts. ADLLC is a wholly owned subsidiary of Allstate Life.
ADLLC is a registered broker dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is a member of the Financial Industry Regulatory Authority (FINRA).
We will pay commissions to broker-dealers who sell the Contracts. Commissions paid may vary, but we estimate that the total commissions paid on all Contract sales will not exceed 8.5% of all purchase payments (on a present value basis).
Sometimes, we also pay the broker-dealer a persistency bonus in addition to the standard commissions. A persistency bonus is not expected to exceed 1.20%, on an annual basis, of the Contract Values considered in connection with the bonus. Sale of the Contracts may also count toward incentive program awards for the registered representative. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.
Allstate Life does not pay ADLLC a commission for distribution of the Contracts. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for any liability to Contract owners arising out of services rendered or Contracts issued.
Administration.   We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America (“PICA”) whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se2, LLC, of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2, LLC provides certain business process outsourcing services with respect to the Contracts. se2, LLC may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2018, consisted of the following: NTT DATA, Inc. (administrative services) located at 100 City Square, Boston, MA 02129; RR Donnelley (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (f/k/a Stacks LLC) (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (f/k/a Co- Sentry.net, LLC) (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (f/k/a Convey Compliance Systems, Inc.) (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.

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In administering the Contracts, the following services are provided, among others:

•	maintenance of Contract Owner records;

•	Contract Owner services;

•	calculation of unit values;

•	maintenance of the Variable Account; and

•	preparation of Contract Owner reports.
We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.
Correspondence sent by regular mail to our Annuity Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Annuity Service Center. Your correspondence is not considered received by us until it is received at our Annuity Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Annuity Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Annuity Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.
We provide information about cyber security risks associated with this Contract in the Statement of Additional Information.
NON-QUALIFIED ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if qualified plan limits on distributions and other conditions are not met. Please consult your qualified plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
LEGAL PROCEEDINGS
There are no pending legal proceedings to which the Separate Account is a party. Allstate Life is engaged from time to time in routine lawsuits, which, in management’s judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate Life.
LEGAL MATTERS
All matters of state law pertaining to the Contracts, including the validity of the Contracts and Allstate Life’s right to issue such Contracts under state insurance law, have been passed upon by Angela K. Fontana, General Counsel of Allstate Life.
Taxes

The following discussion is general and is not intended as tax advice. Allstate Life makes no guarantee regarding the tax treatment of any Contract or transaction involving a Contract.
Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a tax adviser.
TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make

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provisions for any such taxes. Allstate Life will periodically review the issue of charging for taxes on investment income or capital gains of the Variable Account, and may impose a charge against the Variable Account in order to make provision for such taxes.
TAXATION OF VARIABLE ANNUITIES IN GENERAL
Tax Deferral.  Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

•	the Contract Owner is a natural person,

•	the investments of the Variable Account are “adequately diversified” according to Treasury Department regulations, and

•	Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.
Non-Natural Owners.    Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.
Exceptions to the Non-Natural Owner Rule.    There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and (5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Grantor Trust Owned Annuity.    Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the surviving Contract Owner. Since the trust will be the surviving Contract Owner in all cases, the Death Benefit will be payable to the trust notwithstanding any beneficiary designation on the annuity contract. A trust, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment; or 2) payment deferred up to five years from date of death.
Diversification Requirements.     For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment.    The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.
Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.
Taxation of Partial and Full Withdrawals.    If you make a partial withdrawal under a Non-Qualified Contract, the amount you receive will be taxed as ordinary income, rather than as return of cost basis, until all gain has been withdrawn. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds your cost basis in the

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Contract. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
Taxation of Annuity Payments.    Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your cost basis in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the cost basis in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the cost basis in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the cost basis in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount may be allowed as a deduction for your last taxable year. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
Maximum Annuity Date . You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Partial Annuitization.   An individual may partially annuitize their non-qualified annuity if the contract so permits. The tax law allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under Section 72 of the code. We do not currently permit partial annuitization.
Taxation of Level Monthly Variable Annuity Payments. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.
Withdrawals After the Payout Start Date.    Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.
Distribution at Death Rules.    In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

•
if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner’s death;

•
if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner’s death. These requirements are satisfied if any portion of the Contract Owner’s interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner’s death. If the Contract Owner’s designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

•
if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

Taxation of Annuity Death Benefits.    Death Benefit amounts are included in income as follows:

•	if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

•	if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.
Medicare Tax on Net Investment Income.    The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified

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adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.
Penalty Tax on Premature Distributions.    A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or becoming totally disabled,

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made under an immediate annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment must commence within 13 months of the date of purchase), or

•	attributable to investment in the Contract before August 14, 1982.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments.    With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Special Rules in Relation to Tax-free Exchanges Under Section 1035. Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them. After you elect an Income Plan, as described in the Income Payments section earlier in the prospectus, you are not eligible for a tax-free exchange under Section 1035.
Partial Exchanges.    The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer.
If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.
Taxation of Ownership Changes.    If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.
Aggregation of Annuity Contracts.    The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.
INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.
Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will

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automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form) at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

•	Individual Retirement Annuities (IRAs) under Code Section 408(b);

•	Roth IRAs under Code Section 408A;

•	Simplified Employee Pension (SEP IRA) under Code Section 408(k);

•	Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code Section 408(p);

•	Tax Sheltered Annuities under Code Section 403(b);

•	Corporate and Self Employed Pension and Profit Sharing Plans under Code Section 401; and

•	State and Local Government and Tax-Exempt Organization Deferred Compensation Plans under Code Section 457.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.
The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent’s IRA, TSA, or employer sponsored retirement plan under which the decedent’s surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent’s IRA, TSA, or employer sponsored qualified retirement plan. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.
Taxation of Withdrawals from an Individually Owned Tax Qualified Contract.    If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.
“Qualified distributions” from Roth IRAs are not included in gross income. “Qualified distributions” are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made to a beneficiary after the Contract Owner’s death,

•	attributable to the Contract Owner being disabled, or

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•	made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).
“Nonqualified distributions” from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.
Required Minimum Distributions.    Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a tax advisor.
The Death Benefit and Tax Qualified Contracts. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.
It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.
Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.
Penalty Tax on Premature Distributions from Tax Qualified Contracts.    A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

•	made on or after the date the Contract Owner attains age 59 1/2,

•	made as a result of the Contract Owner’s death or total disability,

•
made in substantially equal periodic payments (as defined by the Code) over the Contract Owner’s life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

•	made after separation from service after age 55 (does not apply to IRAs),

•	made pursuant to an IRS levy,

•	made for certain medical expenses,

•	made to pay for health insurance premiums while unemployed (applies only for IRAs),

•	made for qualified higher education expenses (applies only for IRAs)

•	made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

•
from an IRA or attributable to elective deferrals under a 401(k) plan, 403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual’s participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.
You should consult a tax advisor to determine how these exceptions may apply to your situation.
Substantially Equal Periodic Payments on Tax Qualified Contracts.    With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer’s attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a tax advisor prior to creating or modifying a substantially equal periodic payment stream.
Income Tax Withholding on Tax Qualified Contracts.    Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered “eligible rollover distributions.” The customer may elect out of

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withholding by completing and signing a withholding election form. If no election is made, or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all “eligible rollover distributions” unless you elect to make a “direct rollover” of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

•	required minimum distributions, or,

•	a series of substantially equal periodic payments made over a period of at least 10 years, or,

•	a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

•	hardship distributions.
With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.
For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.
Election out of withholding is valid only if the customer requests payment be made to a U.S. address and provides a taxpayer identification number.
Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 at issue to certify the owners’ foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien’s country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8(BEN,BEN-E,EXP,ECI,IMY) (Generally a Form W-8BEN is the appropriate form). A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number (“ITIN”). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.
Charitable IRA Distributions.     Certain qualified IRA distributions for charitable purposes are eligible for an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Individual Retirement Annuities.    Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an Individual Retirement Annuity. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Roth Individual Retirement Annuities.    Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.
A traditional Individual Retirement Account or Annuity may be converted or “rolled over” to a Roth Individual Retirement Annuity. The tax law allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

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Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Annuities Held By Individual Retirement Accounts (commonly known as Custodial IRAs).    Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.
If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.
Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant’s surviving spouse as the new Annuitant, if the following conditions are met:

1)	The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2)	The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3)	We receive a complete request for settlement for the death of the Annuitant; and

4)	The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

(a)	The Annuitant’s surviving spouse is the sole beneficiary of the Individual Retirement Account;

(b)	The Annuitant’s surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

(c)	The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse’s election.
Simplified Employee Pension IRA (SEP IRA).    Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek tax advice.
Savings Incentive Match Plans for Employees (SIMPLE IRA).    Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2012 or later, then your plan is up to date. If your plan has a revision date prior to March 2012, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.
To determine if you are eligible to contribute to any of the above listed IRAs (traditional, Roth, SEP, or SIMPLE), please refer to IRS Publication 590-A and your tax advisor.
Tax Sheltered Annuities.    Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

•	attains age 59 1/2,

•	severs employment,

•	dies,

•	becomes disabled, or

•	incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).
These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

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Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Corporate and Self-Employed Pension and Profit Sharing Plans.    Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as “H.R.10” or “Keogh”). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.
There are two owner types for contracts intended to qualify under Section 401(a): a qualified plan fiduciary or an annuitant owner.

•
A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

•
An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant’s spouse (if applicable), which is consistent with the required IRS language for qualified plans under Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.
State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans - Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse

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consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser for additional information.

Annual Reports and Other Documents

Allstate Life’s annual report on Form 10-K for the year ended December 31, 2018, is incorporated herein by reference, which means that it is legally a part of this prospectus.
All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.
Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.
We file our Exchange Act documents and reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K electronically on the SEC’s “EDGAR” system using the identifying number CIK No. 0000352736. The SEC maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

39

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758567, Topeka, KS 66675-8565 (telephone: 1-800-457-7617).

40

Statement of Additional Information
Table of Contents

Additions, Deletions or Substitutions of Investments
The Contract
Purchase of Contracts
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)
Calculation of Accumulation Unit Values
Net Investment Factor
Calculation of Variable Income Payments
Calculation of Annuity Unit Values
General Matters
Incontestability
Settlements
Safekeeping of the Variable Account’s Assets
Premium Taxes
Tax Reserves
Experts
Financial Statements
Appendix A – Accumulation Unit Values
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

41

APPENDIX A – ACCUMULATION UNIT VALUES
Appendix A presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Sub-Account since the Sub-Accounts were first offered under the Contracts; for a maximum of 10 years. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract; as well as outstanding units for each such sub-accounts, which may include other variable annuities offered, as of the dates shown. The Statement of Additional Information, which is available upon request without charge, contains the
Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

Accumulation unit value: unit of measure used to calculate the value or a Contract Owner’s interest in a Sub-Account for any Valuation Period. An Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract Maintenance Charge.

AIM LIFETIME PLUS II VARIABLE ANNUITY - PROSPECTUS
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
BASIC POLICY
Mortality & Expense = 1.00

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. American Franchise Fund - Series I
2011	$10.00000	$10.42258	80,542
2012	$10.42258	$11.72368	533,268
2013	$11.72368	$16.24953	446,107
2014	$16.24953	$17.42816	404,659
2015	$17.42816	$18.10055	336,543
2016	$18.10055	$18.30906	315,864
2017	$18.30906	$23.06074	290,567
2018	$23.06074	$21.98046	253,540
Invesco V.I. Core Equity Fund - Series I
2009	$9.84306	$12.49029	1,040,842
2010	$12.49029	$13.53418	774,244
2011	$13.53418	$13.37795	636,953
2012	$13.37795	$15.06805	528,523
2013	$15.06805	$19.26233	447,331
2014	$19.26233	$20.60359	402,251
2015	$20.60359	$19.20235	331,947
2016	$19.20235	$20.94224	299,252
2017	$20.94224	$23.44279	283,314
2018	$23.44279	$21.00657	261,636
Invesco V.I. Core Plus Bond Fund - Series I
2009	$9.78787	$10.75327	107,717
2010	$10.75327	$11.70431	87,964
2011	$11.70431	$12.38938	74,693
2012	$12.38938	$13.56598	71,769
2013	$13.56598	$13.42440	62,945
2014	$13.42440	$14.34332	56,222
2015	$14.34332	$14.13408	43,546
2016	$14.13408	$14.91060	40,005
2017	$14.91060	$15.68334	37,372
2018	$15.68334	$15.14384	34,680
Invesco V.I. Equity and Income Fund - Series I
2011	$10.00000	$10.71843	160,618
2012	$10.71843	$11.93409	141,548
2013	$11.93409	$14.77607	128,801
2014	$14.77607	$15.93475	115,865
2015	$15.93475	$15.39892	96,979
2016	$15.39892	$17.53458	89,375
2017	$17.53458	$19.25647	76,091
2018	$19.25647	$17.23452	64,336
Invesco V.I. Government Money Market Fund - Series I
2009	$12.28608	$12.16480	269,926
2010	$12.16480	$12.05280	234,888
2011	$12.05280	$11.92722	175,652
2012	$11.92722	$11.79951	127,537
2013	$11.79951	$11.67442	124,926
2014	$11.67442	$11.54822	61,965
2015	$11.54822	$11.42313	57,972
2016	$11.42313	$11.30930	44,839
2017	$11.30930	$11.24889	41,037
2018	$11.24889	$11.29748	45,716

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Government Securities Fund - Series I
2009	$15.40603	$15.23574	162,638
2010	$15.23574	$15.88305	108,452
2011	$15.88305	$16.95224	81,668
2012	$16.95224	$17.18136	91,313
2013	$17.18136	$16.54789	66,771
2014	$16.54789	$17.04394	61,364
2015	$17.04394	$16.91562	59,898
2016	$16.91562	$16.93663	54,580
2017	$16.93663	$17.07958	48,041
2018	$17.07958	$16.98610	54,419
Invesco V.I. High Yield Fund - Series I
2009	$7.95579	$12.02256	130,914
2010	$12.02256	$13.50510	86,926
2011	$13.50510	$13.48619	59,103
2012	$13.48619	$15.62898	58,765
2013	$15.62898	$16.54132	45,222
2014	$16.54132	$16.64281	43,274
2015	$16.64281	$15.93957	37,517
2016	$15.93957	$17.53337	35,541
2017	$17.53337	$18.43460	28,739
2018	$18.43460	$17.62065	30,661
Invesco V.I. International Growth Fund - Series I
2009	$10.55500	$14.11869	234,493
2010	$14.11869	$15.76058	173,806
2011	$15.76058	$14.53761	144,978
2012	$14.53761	$16.61148	118,877
2013	$16.61148	$19.55365	112,389
2014	$19.55365	$19.40383	91,395
2015	$19.40383	$18.74184	84,330
2016	$18.74184	$18.45365	74,971
2017	$18.45365	$22.45082	64,400
2018	$22.45082	$18.87857	53,511
Invesco V.I. Managed Volatility Fund - Series I
2009	$14.03362	$15.95234	53,281
2010	$15.95234	$16.77186	42,793
2011	$16.77186	$19.31727	28,098
2012	$19.31727	$19.79435	28,671
2013	$19.79435	$21.68372	26,007
2014	$21.68372	$25.85777	27,777
2015	$25.85777	$25.02455	23,797
2016	$25.02455	$27.37885	21,906
2017	$27.37885	$29.93931	17,900
2018	$29.93931	$26.35244	13,161
Invesco V.I. Mid Cap Core Equity Fund - Series I
2009	$12.70895	$16.36758	68,285
2010	$16.36758	$18.47328	49,519
2011	$18.47328	$17.10621	38,009
2012	$17.10621	$18.77208	31,691
2013	$18.77208	$23.91668	28,678
2014	$23.91668	$24.70396	26,877
2015	$24.70396	$23.44942	22,420
2016	$23.44942	$26.30945	20,285
2017	$26.30945	$29.90462	19,791
2018	$29.90462	$26.21859	16,841

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Mid Cap Growth Fund - Series I
2012	$10.00000	$17.86426	34,892
2013	$17.86426	$24.20898	31,371
2014	$24.20898	$25.86853	30,535
2015	$25.86853	$25.89415	31,315
2016	$25.89415	$25.80517	29,386
2017	$25.80517	$31.26427	28,115
2018	$31.26427	$29.19393	25,853
Invesco V.I. Technology Fund - Series I
2009	$7.17771	$11.17409	41,211
2010	$11.17409	$13.40654	31,743
2011	$13.40654	$12.58997	27,162
2012	$12.58997	$13.85643	24,291
2013	$13.85643	$17.15083	23,599
2014	$17.15083	$18.83793	22,742
2015	$18.83793	$19.90157	19,668
2016	$19.90157	$19.53558	17,148
2017	$19.53558	$26.11102	15,314
2018	$26.11102	$25.70648	9,865
Invesco V.I. Value Opportunities Fund - Series I
2009	$7.03044	$10.29137	120,929
2010	$10.29137	$10.92712	92,822
2011	$10.92712	$10.47820	75,835
2012	$10.47820	$12.19799	62,240
2013	$12.19799	$16.13702	53,418
2014	$16.13702	$17.01686	54,361
2015	$17.01686	$15.07947	44,589
2016	$15.07947	$17.64970	40,652
2017	$17.64970	$20.50130	33,197
2018	$20.50130	$16.38747	30,476
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.00% and an administrative expense charge of 0.10%.

AIM LIFETIME PLUS II VARIABLE ANNUITY - PROSPECTUS
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
BASIC POLICY PLUS ENHANCED DEATH AND INCOME BENEFIT COMBINATION I RIDER
(available with Contracts purchased before July 27, 2000)
Mortality & Expense = 1.40

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. American Franchise Fund - Series I
2011	$10.00000	$10.19332	64,802
2012	$10.19332	$11.41992	529,886
2013	$11.41992	$15.76536	470,652
2014	$15.76536	$16.84136	433,783
2015	$16.84136	$17.42126	387,340
2016	$17.42126	$17.55181	359,766
2017	$17.55181	$22.01903	327,556
2018	$22.01903	$20.90324	303,104
Invesco V.I. Core Equity Fund - Series I
2009	$9.43503	$11.92471	1,159,539
2010	$11.92471	$12.86978	884,198
2011	$12.86978	$12.67055	775,817
2012	$12.67055	$14.21416	706,446
2013	$14.21416	$18.09827	647,030
2014	$18.09827	$19.28118	591,131
2015	$19.28118	$17.89811	541,531
2016	$17.89811	$19.44213	475,945
2017	$19.44213	$21.67697	401,068
2018	$21.67697	$19.34622	342,371
Invesco V.I. Core Plus Bond Fund - Series I
2009	$9.38227	$10.26653	166,253
2010	$10.26653	$11.12993	117,914
2011	$11.12993	$11.73450	130,627
2012	$11.73450	$12.79749	137,382
2013	$12.79749	$12.61337	113,953
2014	$12.61337	$13.42300	105,222
2015	$13.42300	$13.17438	79,471
2016	$13.17438	$13.84286	74,592
2017	$13.84286	$14.50231	64,719
2018	$14.50231	$13.94723	52,053
Invesco V.I. Equity and Income Fund - Series I
2011	$10.00000	$10.15168	184,412
2012	$10.15168	$11.25784	173,135
2013	$11.25784	$13.88316	181,175
2014	$13.88316	$14.91206	180,279
2015	$14.91206	$14.35308	155,045
2016	$14.35308	$16.27866	147,042
2017	$16.27866	$17.80608	141,762
2018	$17.80608	$15.87241	133,122
Invesco V.I. Government Money Market Fund - Series I
2009	$11.77695	$11.61414	211,099
2010	$11.61414	$11.46127	181,261
2011	$11.46127	$11.29669	142,411
2012	$11.29669	$11.13099	141,640
2013	$11.13099	$10.96902	121,246
2014	$10.96902	$10.80712	48,022
2015	$10.80712	$10.64738	49,152
2016	$10.64738	$10.49931	42,176
2017	$10.49931	$10.40165	35,328
2018	$10.40165	$10.40466	33,177

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Government Securities Fund - Series I
2009	$14.76766	$14.54614	153,129
2010	$14.54614	$15.10364	106,174
2011	$15.10364	$16.05619	97,270
2012	$16.05619	$16.20807	78,282
2013	$16.20807	$15.54815	64,611
2014	$15.54815	$15.95031	53,003
2015	$15.95031	$15.76702	48,287
2016	$15.76702	$15.72374	47,554
2017	$15.72374	$15.79334	38,410
2018	$15.79334	$15.64386	37,050
Invesco V.I. High Yield Fund - Series I
2009	$7.62610	$11.47841	80,005
2010	$11.47841	$12.84240	63,993
2011	$12.84240	$12.77336	55,464
2012	$12.77336	$14.74366	61,623
2013	$14.74366	$15.54203	51,801
2014	$15.54203	$15.57496	39,638
2015	$15.57496	$14.85728	36,377
2016	$14.85728	$16.27781	33,453
2017	$16.27781	$17.04639	30,144
2018	$17.04639	$16.22832	25,720
Invesco V.I. International Growth Fund - Series I
2009	$10.11756	$13.47956	306,544
2010	$13.47956	$14.98712	250,558
2011	$14.98712	$13.76905	204,869
2012	$13.76905	$15.67035	193,468
2013	$15.67035	$18.37223	181,321
2014	$18.37223	$18.15866	169,447
2015	$18.15866	$17.46909	150,629
2016	$17.46909	$17.13198	144,785
2017	$17.13198	$20.75995	137,200
2018	$20.75995	$17.38660	114,664
Invesco V.I. Managed Volatility Fund - Series I
2009	$13.77351	$15.59418	81,145
2010	$15.59418	$16.32988	65,214
2011	$16.32988	$18.73332	62,374
2012	$18.73332	$19.11916	53,780
2013	$19.11916	$20.86047	45,920
2014	$20.86047	$24.77679	46,649
2015	$24.77679	$23.88266	46,685
2016	$23.88266	$26.02552	44,761
2017	$26.02552	$28.34615	44,378
2018	$28.34615	$24.84994	41,330
Invesco V.I. Mid Cap Core Equity Fund - Series I
2009	$12.34570	$15.83628	119,257
2010	$15.83628	$17.80233	99,457
2011	$17.80233	$16.41921	81,550
2012	$16.41921	$17.94606	73,217
2013	$17.94606	$22.77308	70,324
2014	$22.77308	$23.42878	66,125
2015	$23.42878	$22.15019	58,006
2016	$22.15019	$24.75283	50,075
2017	$24.75283	$28.02333	48,255
2018	$28.02333	$24.47049	46,823

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Mid Cap Growth Fund - Series I
2012	$10.00000	$16.85187	77,294
2013	$16.85187	$22.74593	72,751
2014	$22.74593	$24.20811	72,093
2015	$24.20811	$24.13532	64,813
2016	$24.13532	$23.95660	58,890
2017	$23.95660	$28.90917	51,640
2018	$28.90917	$26.88633	41,584
Invesco V.I. Technology Fund - Series I
2009	$7.04459	$10.92308	69,059
2010	$10.92308	$13.05313	55,809
2011	$13.05313	$12.20923	45,681
2012	$12.20923	$13.38362	44,030
2013	$13.38362	$16.49949	41,170
2014	$16.49949	$18.05019	40,617
2015	$18.05019	$18.99322	29,103
2016	$18.99322	$18.56972	27,789
2017	$18.56972	$24.72136	26,564
2018	$24.72136	$24.24058	24,479
Invesco V.I. Value Opportunities Fund - Series I
2009	$6.82939	$9.95715	170,060
2010	$9.95715	$10.53008	118,098
2011	$10.53008	$10.05722	99,167
2012	$10.05722	$11.66107	81,036
2013	$11.66107	$15.36517	76,812
2014	$15.36517	$16.13823	72,227
2015	$16.13823	$14.24375	62,531
2016	$14.24375	$16.60515	56,407
2017	$16.60515	$19.21124	54,442
2018	$19.21124	$15.29456	49,516
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.10%.

AIM LIFETIME PLUS II VARIABLE ANNUITY - PROSPECTUS
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE
SUB-ACCOUNT*
BASIC POLICY PLUS ENHANCED DEATH AND INCOME BENEFIT COMBINATION RIDER II
(available with Contracts purchased on or after July 27, 2000)
Mortality & Expense = 1.50

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. American Franchise Fund - Series I
2011	$10.00000	$10.13679	99,480
2012	$10.13679	$11.34522	241,688
2013	$11.34522	$15.64660	220,761
2014	$15.64660	$16.69780	202,460
2015	$16.69780	$17.25550	183,072
2016	$17.25550	$17.36747	170,141
2017	$17.36747	$21.76607	160,634
2018	$21.76607	$20.64233	145,583
Invesco V.I. Core Equity Fund - Series I
2009	$9.35615	$11.81320	305,370
2010	$11.81320	$12.73669	260,106
2011	$12.73669	$12.52701	234,718
2012	$12.52701	$14.03907	205,213
2013	$14.03907	$17.85747	179,117
2014	$17.85747	$19.00563	149,147
2015	$19.00563	$17.62467	141,810
2016	$17.62467	$19.12602	133,173
2017	$19.12602	$21.30328	120,213
2018	$21.30328	$18.99359	108,594
Invesco V.I. Core Plus Bond Fund - Series I
2009	$9.30384	$10.17054	51,685
2010	$10.17054	$11.01485	51,626
2011	$11.01485	$11.60159	62,613
2012	$11.60159	$12.63988	58,053
2013	$12.63988	$12.44558	44,448
2014	$12.44558	$13.23120	36,602
2015	$13.23120	$12.97314	35,611
2016	$12.97314	$13.61782	35,022
2017	$13.61782	$14.25233	34,265
2018	$14.25233	$13.69303	32,727
Invesco V.I. Equity and Income Fund - Series I
2011	$10.00000	$10.03665	156,566
2012	$10.03665	$11.11911	143,516
2013	$11.11911	$13.69837	128,505
2014	$13.69837	$14.69888	111,996
2015	$14.69888	$14.13373	77,239
2016	$14.13373	$16.01390	71,987
2017	$16.01390	$17.49903	66,543
2018	$17.49903	$15.58302	64,604
Invesco V.I. Government Money Market Fund - Series I
2009	$11.67851	$11.50554	67,297
2010	$11.50554	$11.34276	80,818
2011	$11.34276	$11.16874	67,514
2012	$11.16874	$10.99389	57,472
2013	$10.99389	$10.82308	42,148
2014	$10.82308	$10.65269	32,677
2015	$10.65269	$10.48473	35,826
2016	$10.48473	$10.32861	27,241
2017	$10.32861	$10.22234	24,089
2018	$10.22234	$10.21502	30,402

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Government Securities Fund - Series I
2009	$14.64426	$14.41017	77,038
2010	$14.41017	$14.94750	59,334
2011	$14.94750	$15.87438	52,462
2012	$15.87438	$16.00848	46,228
2013	$16.00848	$15.34134	28,901
2014	$15.34134	$15.72242	25,369
2015	$15.72242	$15.52621	24,395
2016	$15.52621	$15.46817	23,351
2017	$15.46817	$15.52114	21,685
2018	$15.52114	$15.35878	19,937
Invesco V.I. High Yield Fund - Series I
2009	$7.56235	$11.37108	42,742
2010	$11.37108	$12.70962	32,400
2011	$12.70962	$12.62868	25,228
2012	$12.62868	$14.56207	29,785
2013	$14.56207	$15.33527	20,511
2014	$15.33527	$15.35240	17,851
2015	$15.35240	$14.63033	15,180
2016	$14.63033	$16.01320	14,880
2017	$16.01320	$16.75259	12,310
2018	$16.75259	$15.93259	10,588
Invesco V.I. International Growth Fund - Series I
2009	$10.03295	$13.35347	86,531
2010	$13.35347	$14.83212	76,256
2011	$14.83212	$13.61304	77,338
2012	$13.61304	$15.47728	52,296
2013	$15.47728	$18.12774	49,987
2014	$18.12774	$17.89909	47,672
2015	$17.89909	$17.20216	36,633
2016	$17.20216	$16.85338	31,922
2017	$16.85338	$20.40202	29,560
2018	$20.40202	$17.06963	26,496
Invesco V.I. Managed Volatility Fund - Series I
2009	$13.70858	$15.50515	20,580
2010	$15.50515	$16.22045	16,369
2011	$16.22045	$18.58924	16,715
2012	$18.58924	$18.95309	19,529
2013	$18.95309	$20.65861	16,322
2014	$20.65861	$24.51253	15,831
2015	$24.51253	$23.60432	14,575
2016	$23.60432	$25.69658	14,064
2017	$25.69658	$27.96001	13,164
2018	$27.96001	$24.48678	15,459
Invesco V.I. Mid Cap Core Equity Fund - Series I
2009	$12.25650	$15.70615	38,963
2010	$15.70615	$17.63840	32,425
2011	$17.63840	$16.25179	30,631
2012	$16.25179	$17.74529	28,563
2013	$17.74529	$22.49581	12,902
2014	$22.49581	$23.12039	12,643
2015	$23.12039	$21.83677	12,130
2016	$21.83677	$24.37828	11,518
2017	$24.37828	$27.57179	9,610
2018	$27.57179	$24.05198	9,234

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Mid Cap Growth Fund - Series I
2012	$10.00000	$16.64424	24,892
2013	$16.64424	$22.44323	25,587
2014	$22.44323	$23.86206	22,633
2015	$23.86206	$23.76654	17,775
2016	$23.76654	$23.56703	15,179
2017	$23.56703	$28.41073	12,896
2018	$28.41073	$26.39619	13,901
Invesco V.I. Technology Fund - Series I
2009	$7.01215	$10.86192	39,055
2010	$10.86192	$12.96710	16,053
2011	$12.96710	$12.11666	20,991
2012	$12.11666	$13.26883	16,812
2013	$13.26883	$16.34164	17,010
2014	$16.34164	$17.85964	16,633
2015	$17.85964	$18.77392	15,709
2016	$18.77392	$18.33701	10,366
2017	$18.33701	$24.38725	10,013
2018	$24.38725	$23.88892	8,928
Invesco V.I. Value Opportunities Fund - Series I
2009	$6.78003	$9.87530	91,192
2010	$9.87530	$10.43310	83,844
2011	$10.43310	$9.95466	90,281
2012	$9.95466	$11.53060	64,541
2013	$11.53060	$15.17809	62,698
2014	$15.17809	$15.92579	56,810
2015	$15.92579	$14.04220	54,196
2016	$14.04220	$16.35387	45,690
2017	$16.35387	$18.90167	42,298
2018	$18.90167	$15.03296	41,422
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.10%.

Appendix B Market Value Adjustment

The Market Value Adjustment is based on the following:

I	=	the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N	=	the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period.

J	=
the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. “Treasury Rate” means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:
.9 × (I - J) × N
To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn (in excess of the Free Withdrawal Amount), paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30 day period after such Guarantee Period expires.

B-1

Examples of Market Value Adjustment

Purchase Payment:	$10,000 allocated to a Guarantee Period
Guarantee Period:	5 years
Guaranteed Interest Rate:	4.50%
5 Year Treasury Rate (at the time the Guarantee Period was established):	4.50%
Full Surrender:	End of Contract Year 3
NOTE: These examples assume that premium taxes are not applicable.

Example 1 (Assume Declining Interest Rates)
Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 × (1.045)3 = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	.15% × $10,000.00 × (1.045)2 = $1,638.04
Step 3. Calculate the Withdrawal Charge:	.06 × ($10,000.00 – $1,638.04) = $501.72
Step 4. Calculate the Market Value Adjustment:	I	=	4.50%
	J	=	4.20%
	N	=	730 DAYS	= 2
365
Market Value Adjustment Factor: .9 × (I – J) × N
	=	.9 × (.045 - .042) × (2) = .0054
Market Value Adjustment = Market Value Adjustment Factor × Amount Subject to Market Value Adjustment:
	=	.0054 × ($11,411.66 - $1,638.04) = $52.78
Step 5. Calculate the amount received by a Contract Owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 - $501.72 + $52.78 = $10,962.72

Example 2: (Assumes Rising Interest Rates)
Step 1. Calculate Contract Value at End of Contract Year 3:	$10,000.00 × (1.045)3 = $11,411.66
Step 2. Calculate the Free Withdrawal Amount:	15% × $10,000.00 × (1.045)2 = $1,638.04
Step 3. Calculate the Withdrawal Charge:	.06 × ($10,000.00 – $1,638.04) = $501.72
Step 4. Calculate the Market Value Adjustment:	I	=	4.50%
	J	=	4.80%
	N	=	730 DAYS	= 2
365
Market Value Adjustment Factor: .9 × (I – J) × N
	=	.9 × (.045 - .048) × (2) = –.0054
Market Value Adjustment = Market Value Adjustment Factor × Amount Subject to Market Value Adjustment:
	=	–.0054 × ($11,411.66 - $1,638.04) = –$52.78
Step 5. Calculate the amount received by a Contract Owner as a result of full withdrawal at the end of Contract Year 3:		$11,411.66 - $501.72 - $52.78 = $10,857.16

B-2

AIMPROS

AIM Lifetime Plus II Variable Annuity
Statement of Additional Information
Dated April 29, 2019
Allstate Life Insurance Company
Allstate Financial Advisors Separate Account I Post Office Box 758565
Topeka, KS 66675-8565
1 (800) 457-7617
This Statement of Additional Information supplements the information in the prospectus for the AIM Lifetime Plus(SM) II Variable Annuity. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated April 29, 2019 , for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above.
Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus.

1

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS
We may add, delete, or substitute the Fund shares held by any Variable Sub-Account to the extent the law permits. We may substitute shares of any Fund with those of another Fund of the same or different mutual fund if the shares of the Fund are no longer available for investment, or if we believe investment in any Fund would become inappropriate in view of the purposes of the Variable Account.
We will not substitute shares attributable to a Contract Owner's interest in a Variable Sub-Account until we have notified the Contract Owner of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Contract Owners.
We also may establish additional Variable Sub-Accounts or series of Variable Sub-Accounts. Each additional Variable Sub-Account would purchase shares of a new Fund of the same or different mutual fund. We may establish new Variable Sub-Accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Variable Sub-Accounts in conjunction with the Contract to existing Contract Owners. We may eliminate one or more Variable Sub-Accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.
We may, by appropriate endorsement, amend the Contract as we believe necessary or appropriate to reflect any substitution or change in the Funds. If we believe the best interests of persons having voting rights under the Contracts would be served, we may operate the Variable Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.
THE CONTRACT
The Contract is primarily designed to aid individuals in long-term financial planning. You can use it for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.
PURCHASE OF CONTRACTS
We are no longer offering new Contracts for sale. Previously, we offered the Contracts to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. The principal underwriter for the Variable Account, Allstate Distributors, LLC ("ADLLC"), distributes the Contracts. ADLLC is an affiliate of Allstate Life.
TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)
We accept purchase payments that are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code ("Code"). Except as required by federal law in calculating the basis of the Contract, we do not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.
We also accept "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract that is eligible to "rollover" into an IRA. We differentiate among non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, we restrict the assignment, transfer, or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. A Contract Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.
CALCULATION OF ACCUMULATION UNIT VALUES
The value of Accumulation Units will change each Valuation Period according to the investment performance of the Fund shares purchased by each Variable Sub-Account and the deduction of certain expenses and charges. A "Valuation Period" is the period from the end of one Valuation Date and continues to the end of the next Valuation Date. A Valuation Date ends at the close of regular trading on the New York Stock Exchange (currently 3:00 p.m. Central Time).
The Accumulation Unit Value of a Variable Sub-Account for any Valuation Period equals the Accumulation Unit Value as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor (described below) for that Sub-Account for the current Valuation Period.

2

NET INVESTMENT FACTOR
The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Period, in the value of Variable Sub-Account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge. We determine the Net Investment Factor for each Variable Sub-Account for any Valuation Period by dividing (A) by (B) and subtracting (C) from the result, where:

(A)	is the sum of:

(1)	the net asset value per share of the Fund underlying the Variable Sub-Account determined at the end of the current Valuation Period; plus,

(2)	the per share amount of any dividend or capital gain distributions made by the Fund underlying the Variable Sub-Account during the current Valuation Period;

(B)	is the net asset value per share of the Fund underlying the Variable Sub-Account determined as of the end of the immediately preceding Valuation Period; and

(C)	is the annualized mortality and expense risk and administrative expense charges divided by 365 and then multiplied by the number of calendar days in the current Valuation Period.
CALCULATION OF VARIABLE INCOME PAYMENTS
We calculate the amount of the first variable income payment under an Income Plan by applying the Contract Value allocated to each Variable Sub-Account minus any applicable premium tax charge deducted at the time, to the income payment tables in the Contract. We divide the amount of the first variable annuity income payment by the Variable Sub-Account's then current annuity unit value to determine the number of annuity units ("Annuity Units") upon which later income payments will be based. To determine income payments after the first, we simply multiply the number of Annuity Units determined in this manner for each Variable Sub-Account by the then current Annuity Unit value ("Annuity Unit Value") for that Variable Sub-Account.
CALCULATION OF ANNUITY UNIT VALUES
Annuity Units in each Variable Sub-Account are valued separately and Annuity Unit Values will depend upon the investment experience of the particular Fund in which the Variable Sub-Account invests. We calculate the Annuity Unit Value for each Variable Sub-Account at the end of any Valuation Period by:

•
multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Period by the Variable Sub-Account's Net Investment Factor described in the preceding section) for the Period; and then

•	dividing the product by the sum of 1.0 plus the assumed investment rate for the Valuation Period.
The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable income payment, and is at an effective annual rate which is specified in the Contract.
We determine the amount of the first variable income payment paid under an Income Plan using the income payment tables set out in the Contract. The Contract includes tables that differentiate on the basis of sex, except in states that require the use of unisex tables.

3

GENERAL MATTERS
INCONTESTABILITY
We will not contest the Contract after we issue it.
SETTLEMENTS
We may require that your Contract be returned to us prior to any settlement. We must receive due proof of the Contract Owner(s) death (or Annuitant's death if there is a non-natural Contract Owner) before we will settle a death claim.
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS
We hold title to the assets of the Variable Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.
The Funds do not issue stock certificates. Therefore, we hold the Variable Account's assets in open account in lieu of stock certificates. See the Funds prospectuses for a more complete description of the custodian of the Funds.
PREMIUM TAXES
Applicable premium tax rates depend on the Contract Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.
TAX RESERVES
We do not establish capital gains tax reserves for any Variable Sub-Account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Variable Account will not be taxable. However, we reserve the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Allstate Life is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Allstate Life and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to Allstate Life. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Allstate Life, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Allstate Life may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Allstate Life in enhancing and upgrading computer systems and systems security following a cyber security failure.

4

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Allstate Life, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Allstate Life cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
EXPERTS
The financial statements included in this Prospectus and the related financial statement schedules included elsewhere in this Registration Statement of Allstate Life Insurance Company, and the financial statements of the sub-accounts of Allstate Financial Advisors Separate Account I included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedules have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
FINANCIAL STATEMENTS
The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

•
consolidated financial statements of Allstate Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and related consolidated financial statement schedules, and

•
the statements of net assets of each of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2018 and the statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two-year period then ended.

The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Contracts.

5

A-1

AIM LIFETIME PLUS II VARIABLE ANNUITY - SAI
ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH VARIABLE SUB-ACCOUNT*
BASIC POLICY PLUS ENHANCED DEATH BENEFIT RIDER
Mortality & Expense = 1.20

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. American Franchise Fund - Series I
2011	$10.00000	$10.30732	176,115
2012	$10.30732	$11.57082	971,670
2013	$11.57082	$16.00565	888,426
2014	$16.00565	$17.13230	784,322
2015	$17.13230	$17.75771	670,660
2016	$17.75771	$17.92649	582,136
2017	$17.92649	$22.53394	485,643
2018	$22.53394	$21.43515	447,728
Invesco V.I. Core Equity Fund - Series I
2009	$9.63687	$12.20422	2,022,148
2010	$12.20422	$13.19779	1,765,857
2011	$13.19779	$13.01943	1,457,192
2012	$13.01943	$14.63487	1,289,240
2013	$14.63487	$18.67122	1,152,048
2014	$18.67122	$19.93142	1,024,979
2015	$19.93142	$18.53876	869,313
2016	$18.53876	$20.17825	769,073
2017	$20.17825	$22.54261	640,221
2018	$22.54261	$20.15931	562,955
Invesco V.I. Core Plus Bond Fund - Series I
2009	$9.58291	$10.50707	261,252
2010	$10.50707	$11.41349	205,139
2011	$11.41349	$12.05747	182,724
2012	$12.05747	$13.17612	176,801
2013	$13.17612	$13.01256	156,428
2014	$13.01256	$13.87551	137,150
2015	$13.87551	$13.64577	111,497
2016	$13.64577	$14.36680	96,405
2017	$14.36680	$15.08126	90,702
2018	$15.08126	$14.53322	73,907
Invesco V.I. Equity and Income Fund - Series I
2011	$10.00000	$10.43123	443,000
2012	$10.43123	$11.59106	400,135
2013	$11.59106	$14.32270	338,840
2014	$14.32270	$15.41497	286,534
2015	$15.41497	$14.86685	237,473
2016	$14.86685	$16.89500	225,559
2017	$16.89500	$18.51713	180,699
2018	$18.51713	$16.53950	150,541
Invesco V.I. Government Money Market Fund - Series I
2009	$12.02882	$11.88628	382,664
2010	$11.88628	$11.75332	333,521
2011	$11.75332	$11.60769	304,152
2012	$11.60769	$11.46040	219,771
2013	$11.46040	$11.31625	146,020
2014	$11.31625	$11.17155	115,864
2015	$11.17155	$11.02846	84,596
2016	$11.02846	$10.89679	58,235
2017	$10.89679	$10.81699	53,968
2018	$10.81699	$10.84189	68,744

A-2

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Government Securities Fund - Series I
2009	$15.08346	$14.88694	343,466
2010	$14.88694	$15.48844	315,341
2011	$15.48844	$16.49814	269,326
2012	$16.49814	$16.68764	243,224
2013	$16.68764	$16.04025	211,227
2014	$16.04025	$16.48808	164,974
2015	$16.48808	$16.33124	134,134
2016	$16.33124	$16.31895	119,602
2017	$16.31895	$16.42390	111,577
2018	$16.42390	$16.30120	88,761
Invesco V.I. High Yield Fund - Series I
2009	$7.78922	$11.74737	189,596
2010	$11.74737	$13.16962	168,632
2011	$13.16962	$13.12498	179,125
2012	$13.12498	$15.17992	161,148
2013	$15.17992	$16.03395	117,631
2014	$16.03395	$16.10010	97,571
2015	$16.10010	$15.38898	75,799
2016	$15.38898	$16.89400	65,716
2017	$16.89400	$17.72700	51,396
2018	$17.72700	$16.91023	40,622
Invesco V.I. International Growth Fund - Series I
2009	$10.33397	$13.79542	459,490
2010	$13.79542	$15.36899	413,510
2011	$15.36899	$14.14813	376,254
2012	$14.14813	$16.13408	332,841
2013	$16.13408	$18.95377	298,054
2014	$18.95377	$18.77096	267,154
2015	$18.77096	$18.09431	232,522
2016	$18.09431	$17.78058	197,334
2017	$17.78058	$21.58890	180,181
2018	$21.58890	$18.11729	165,859
Invesco V.I. Managed Volatility Fund - Series I
2009	$13.90286	$15.77214	131,959
2010	$15.77214	$16.54929	124,395
2011	$16.54929	$19.02294	109,440
2012	$19.02294	$19.45370	99,798
2013	$19.45370	$21.26799	91,372
2014	$21.26799	$25.31138	87,370
2015	$25.31138	$24.44682	77,013
2016	$24.44682	$26.69349	55,798
2017	$26.69349	$29.13173	50,722
2018	$29.13173	$25.59006	46,473
Invesco V.I. Mid Cap Core Equity Fund - Series I
2009	$12.52601	$16.09976	193,458
2010	$16.09976	$18.13471	176,880
2011	$18.13471	$16.75922	148,780
2012	$16.75922	$18.35446	136,209
2013	$18.35446	$23.33793	120,132
2014	$23.33793	$24.05798	113,408
2015	$24.05798	$22.79061	105,583
2016	$22.79061	$25.51936	85,730
2017	$25.51936	$28.94878	74,910
2018	$28.94878	$25.32954	67,666

A-3

For the Year	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Ending December 31	At Beginning of Period	At End of Period	Outstanding at End of Period
Invesco V.I. Mid Cap Growth Fund - Series I
2012	$10.00000	$17.35070	143,323
2013	$17.35070	$23.46607	137,327
2014	$23.46607	$25.02456	124,354
2015	$25.02456	$24.99928	117,988
2016	$24.99928	$24.86372	78,083
2017	$24.86372	$30.06368	69,782
2018	$30.06368	$28.01639	68,735
Invesco V.I. Technology Fund - Series I
2009	$7.11107	$11.04823	65,689
2010	$11.04823	$13.22910	52,210
2011	$13.22910	$12.39855	46,021
2012	$12.39855	$13.61844	48,015
2013	$13.61844	$16.82259	56,558
2014	$16.82259	$18.44049	50,615
2015	$18.44049	$19.44276	47,032
2016	$19.44276	$19.04718	43,873
2017	$19.04718	$25.40757	38,537
2018	$25.40757	$24.96362	36,944
Invesco V.I. Value Opportunities Fund - Series I
2009	$6.92919	$10.12289	329,379
2010	$10.12289	$10.72677	279,117
2011	$10.72677	$10.26558	225,500
2012	$10.26558	$11.92653	187,719
2013	$11.92653	$15.74640	181,732
2014	$15.74640	$16.57176	161,539
2015	$16.57176	$14.65570	148,355
2016	$14.65570	$17.11949	127,286
2017	$17.11949	$19.84583	116,656
2018	$19.84583	$15.83162	102,964
* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.20% and an administrative expense charge of 0.10%.

A-4

Allstate Financial
Advisors Separate
Account I

Financial Statements as of December 31, 2018 and for
the years ended December 31, 2018 and 2017 and
Report of Independent Registered Public Accounting
Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Allstate Life Insurance Company and Contractholders of Allstate Financial Advisors Separate Account I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Financial Advisors Separate Account I (the “Account”) listed in Appendix A, as of December 31, 2018; the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2018, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 29, 2019

We have served as the auditor of Allstate Life Insurance Company (the sponsor Company) since 2001.

Allstate Financial Advisors Separate Account I                                                APPENDIX A

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AST Academic Strategies Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Advanced Strategies	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST AQR Emerging Markets Equity**	—	—	—	—
AST AQR Large-Cap**	—	—	—	—
AST Balanced Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST BlackRock Global Strategies	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST BlackRock Low Duration Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST BlackRock/Loomis Sayles Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Bond Portfolio 2018	—	Year Ended December 31, 2018 #	Two Years Ended December 31, 2018 #	Five Years Ended December 31, 2018 #
AST Bond Portfolio 2019	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Bond Portfolio 2020**	—	—	—	—
AST Bond Portfolio 2021**	—	—	—	—
AST Bond Portfolio 2022	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Bond Portfolio 2023	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Bond Portfolio 2024	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Bond Portfolio 2025**	—	—	—	—
AST Bond Portfolio 2026	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Three Years Ended December 31 2018 and Period from January 2, 2015* to December 31, 2015
AST Bond Portfolio 2027	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Two Years Ended December 31 2018 and Period from January 4, 2016* to December 31, 2016
AST Bond Portfolio 2028**	—	—	—	—
AST Bond Portfolio 2029**	—	—	—	—
AST Capital Growth Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST ClearBridge Dividend Growth**	—	—	—	—
AST Cohen & Steers Realty	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Fidelity Institutional AMSM Quantitative	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Global Real Estate	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Goldman Sachs Large-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Goldman Sachs Mid-Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AST Goldman Sachs Multi-Asset	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Goldman Sachs Small-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Government Money Market	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST High Yield	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Hotchkis & Wiley Large-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST International Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST International Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Investment Grade Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Jennison Large-Cap Growth**	—	—	—	—
AST J.P. Morgan Global Thematic	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST J.P. Morgan International Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST J.P. Morgan Strategic Opportunities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Loomis Sayles Large-Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Lord Abbett Core Fixed Income	—	Period from January 1, 2018 to September 14, 2018 #	Year ended December 31, 2017 and Period from January 1, 2018 to September 14, 2018 #	Four Years Ended December 31, 2017 and Period from January 1, 2018 to September 14, 2018 #
AST MFS Global Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST MFS Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST MFS Large-Cap Value**	—	—	—	—
AST Neuberger Berman/LSV Mid-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST New Discovery Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Parametric Emerging Markets Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Preservation Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Prudential Core Bond**	—	—	—	—
AST Prudential Growth Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST QMA Large-Cap**	—	—	—	—
AST QMA US Equity Alpha	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Quantitative Modeling**	—	—	—	—
AST RCM World Trends	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Small-Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Small-Cap Growth Opportunities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
AST Small-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Templeton Global Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST T. Rowe Price Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST T. Rowe Price Large-Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST T. Rowe Price Large-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST T. Rowe Price Natural Resources	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST WEDGE Capital Mid-Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Wellington Management Hedged Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Western Asset Core Plus Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AST Western Asset Emerging Markets Debt**	—	—	—	—
Invesco V.I. American Franchise	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. American Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Comstock	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Core Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Core Plus Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Diversified Dividend	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Equity and Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Global Core Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Government Money Market	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Government Securities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. High Yield	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. International Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Managed Volatility	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Mid Cap Core Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Mid Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. S&P 500 Index	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Technology	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Value Opportunities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. American Franchise II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. American Value II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Invesco V.I. Comstock II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Core Equity II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Core Plus Bond II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Diversified Dividend II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Equity and Income II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Global Core Equity II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Government Money Market II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Government Securities II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Growth and Income II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. High Yield II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. International Growth II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Managed Volatility II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Mid Cap Core Equity II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Mid Cap Growth II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. S&P 500 Index II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Technology II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Invesco V.I. Value Opportunities II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Growth & Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS International Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Large Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Small/Mid Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AB VPS Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
American Century VP Balanced**	—	—	—	—
American Century VP International	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Bond VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Capital Growth VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Core Equity VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS CROCI® International VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Global Small Cap VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
DWS Global Income Builder VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Government Money Market VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
DWS Small Mid Cap Growth VIP (Class A)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Dreyfus Stock Index Fund, Inc. (Initial Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIF Government Money Market	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIF Growth & Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Federated Government Money Fund II	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Contrafund	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Equity-Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Government Money Market	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Two Years Ended December 31 2018 and Period from April 29, 2016* to December 31, 2016
VIP Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP High Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Index 500	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Investment Grade Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Overseas	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Asset Manager Growth (Service Class 2)**	—	—	—	—
VIP Contrafund (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Equity-Income (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Freedom 2010 Portfolio (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Freedom 2020 Portfolio (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Freedom 2030 Portfolio (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Freedom Income Portfolio (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Government Money Market (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Growth (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Growth & Income (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Growth Opportunities (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Three Years Ended December 31 2018 and Period from April 24, 2015* to December 31, 2015
VIP High Income (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Index 500 (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
VIP Investment Grade Bond (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Mid Cap (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIP Overseas (Service Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Flex Cap Growth VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Growth and Income VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Income VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Large Cap Growth VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Mutual Global Discovery VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Mutual Shares VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Small Cap Value VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin Small-Mid Cap Growth VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Franklin U.S. Government Securities VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Templeton Developing Markets VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Templeton Foreign VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Templeton Global Bond VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Templeton Growth VIP (Class 2)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIT International Equity Insights**	—	—	—	—
VIT Large Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIT Mid Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIT Small Cap Equity Insights	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIT Strategic Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VIT U.S. Equity Insights	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson VIT Forty (Institutional Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Janus Henderson VIT Global Research (Service Shares)**	—	—	—	—
Janus Henderson VIT Overseas (Service Shares)**	—	—	—	—
Lazard Retirement Emerging Markets Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
ClearBridge Variable Large Cap Value Portfolio I	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Bond-Debenture	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Fundamental Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Growth and Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Growth Opportunities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Mid-Cap Stock	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Investors Trust	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS New Discovery	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Research	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Total Return Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Utilities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Growth (Service Class)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Investors Trust (Service Class)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS New Discovery Series (Service Class)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Research (Service Class)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS Utilities (Service Class)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
MFS High Yield	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Core Plus Fixed Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Emerging Markets Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Global Infrastructure	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Four Years Ended on December 31, 2018 and Period from April 25, 2014* to December 31, 2014
Morgan Stanley VIF Global Strategist	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Mid Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF U.S. Real Estate	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Emerging Markets Debt (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Emerging Markets Equity (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Global Franchise (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Global Infrastructure (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Four Years Ended December 31,2018 and Period from April 25, 2014* to December 31, 2014
Morgan Stanley VIF Global Strategist (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Morgan Stanley VIF Growth (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF Mid Cap Growth (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Morgan Stanley VIF U.S. Real Estate (Class II)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
European Equity	—	Period from January 1, 2018 to October 19, 2018 #	Year Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #	Four Years Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #
Income Plus	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Limited Duration	—	Period from January 1, 2018 to October 19, 2018 #	Year Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #	Four Years Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #
Multi Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
European Equity (Class Y Shares)	—	Period from January 1, 2018 to October 19, 2018 #	Year Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #	Four Years Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #
Income Plus (Class Y Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Limited Duration (Class Y Shares)	—	Period from January 1, 2018 to October 19, 2018 #	Year Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #	Four Years Ended December 31, 2017 and Period from January 1, 2018 to October 19, 2018 #
Multi Cap Growth (Class Y Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AMT Guardian**	—	—	—	—
AMT Large Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
AMT Mid-Cap Growth**	—	—	—	—
Oppenheimer Capital Appreciation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Conservative Balanced	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Discovery Mid Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global Strategic Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Main Street	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Main Street Small Cap	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Total Return Bond	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Capital Appreciation (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Conservative Balanced (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Discovery Mid Cap Growth (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Global (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Oppenheimer Global Strategic Income (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer International Growth (SS)**	—	—	—	—
Oppenheimer Main Street (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Main Street Small Cap (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Oppenheimer Total Return Bond (SS)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Commodity Real Return Strategy (Advisor Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Emerging Markets Bond (Advisor Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT International Bond (US Dollar-Hedged)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Real Return (Advisor Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Total Return	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
PIMCO VIT Total Return (Advisor Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
ProFund VP Consumer Goods**	—	—	—	—
ProFund VP Consumer Services**	—	—	—	—
ProFund VP Financials**	—	—	—	—
ProFund VP Health Care**	—	—	—	—
ProFund VP Industrials**	—	—	—	—
ProFund VP Large-Cap Growth**	—	—	—	—
ProFund VP Large-Cap Value**	—	—	Year Ended December 31, 2017	Four Years Ended December 31, 2017
ProFund VP Mid-Cap Growth**	—	—	—	—
ProFund VP Mid-Cap Value**	—	—	—	—
ProFund VP Real Estate**	—	—	—	—
ProFund VP Small-Cap Growth**	—	—	—	—
ProFund VP Small-Cap Value**	—	—	—	—
ProFund VP Telecommunications**	—	—	—	—
ProFund VP Utilities**	—	—	—	—
VT Diversified Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Equity Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT George Putnam Balanced	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Global Asset Allocation	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018

Allstate Financial Advisors Separate Account I                                            APPENDIX A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
VT Global Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Global Health Care	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Global Utilities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Government Money Market	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Growth Opportunities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT High Yield	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Income	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT International Equity	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT International Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT International Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Mortgage Securities	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Multi-Cap Core	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Research	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Small Cap Growth	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Small Cap Value	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Sustainable Future	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
VT Sustainable Leaders	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
Rydex NASDAQ-100**	—	—	—	—
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	December 31, 2018	Year Ended December 31, 2018	Two Years Ended December 31, 2018	Five Years Ended December 31, 2018
* Date represents commencement of operation

** Sub-account was available but did not have assets at December 31, 2018 and did not have any activity for the year / period ended December 31, 2018

# represents the date the sub-account ceased operations

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Academic Strategies Asset Allocation	AST Advanced Strategies	AST Balanced Asset Allocation	AST BlackRock Global Strategies	AST BlackRock Low Duration Bond	AST BlackRock/Loomis Sayles Bond
ASSETS
Investments, at fair value	$2,565,954	$1,516,764	$4,680,977	$3,822	$81,131	$71,378
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$2,565,954	$1,516,764	$4,680,977	$3,822	$81,131	$71,378

NET ASSETS
Accumulation Units	$2,565,954	$1,516,764	$4,680,977	$3,822	$81,131	$71,378
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$2,565,954	$1,516,764	$4,680,977	$3,822	$81,131	$71,378

FUND SHARE INFORMATION
Number of shares	184,734	85,451	272,943	288	7,498	5,268
Cost of investments	$2,101,014	$993,438	$2,868,154	$2,900	$81,733	$63,869
UNIT VALUE (1)
Lowest	$9.85	$13.18	$12.51	$10.68	$9.12	$11.12
Highest	$15.32	$19.85	$18.48	$12.37	$11.79	$14.28

(1) The high and low unit value (“UV”) are reported at the same amount where there is only one contract offered for investment in the Sub-Account. Otherwise, when more than one contract is available for investment, a high and low UV is reported.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Bond Portfolio 2019	AST Bond Portfolio 2022	AST Bond Portfolio 2023	AST Bond Portfolio 2024	AST Bond Portfolio 2026	AST Bond Portfolio 2027
ASSETS
Investments, at fair value	$252,337	$291,339	$116,410	$48,992	$432,330	$54,364
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$252,337	$291,339	$116,410	$48,992	$432,330	$54,364

NET ASSETS
Accumulation Units	$252,337	$291,339	$116,410	$48,992	$432,330	$54,364
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$252,337	$291,339	$116,410	$48,992	$432,330	$54,364

FUND SHARE INFORMATION
Number of shares	23,649	21,454	10,238	4,532	41,292	5,330
Cost of investments	$258,295	$284,886	$106,866	$44,044	$426,697	$53,571
UNIT VALUE
Lowest	$10.33	$10.78	$9.27	$9.08	$9.32	$9.35
Highest	$13.73	$12.08	$10.24	$9.89	$9.86	$9.75

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Capital Growth Asset Allocation	AST Cohen & Steers Realty	AST Fidelity Institutional AMSM Quantitative	AST Global Real Estate	AST Goldman Sachs Large-Cap Value	AST Goldman Sachs Mid-Cap Growth
ASSETS
Investments, at fair value	$3,264,367	$9,012	$949,107	$1,605	$70,171	$96,581
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$3,264,367	$9,012	$949,107	$1,605	$70,171	$96,581

NET ASSETS
Accumulation Units	$3,264,367	$9,012	$949,107	$1,605	$70,171	$96,581
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$3,264,367	$9,012	$949,107	$1,605	$70,171	$96,581

FUND SHARE INFORMATION
Number of shares	183,391	818	69,278	134	2,468	10,707
Cost of investments	$2,463,579	$6,760	$715,544	$1,057	$63,023	$67,887
UNIT VALUE
Lowest	$12.44	$14.24	$10.54	$11.60	$11.09	$17.30
Highest	$20.30	$29.00	$17.26	$21.48	$21.14	$27.10

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Goldman Sachs Multi-Asset	AST Goldman Sachs Small-Cap Value	AST Government Money Market	AST High Yield	AST Hotchkis & Wiley Large-Cap Value	AST International Growth
ASSETS
Investments, at fair value	$339,173	$2,060	$237,485	$27,080	$1,081	$40,184
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$339,173	$2,060	$237,485	$27,080	$1,081	$40,184

NET ASSETS
Accumulation Units	$339,173	$2,060	$237,485	$27,080	$1,081	$40,184
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$339,173	$2,060	$237,485	$27,080	$1,081	$40,184

FUND SHARE INFORMATION
Number of shares	25,753	101	237,485	2,744	42	2,586
Cost of investments	$248,606	$1,045	$237,485	$20,507	$907	$31,497
UNIT VALUE
Lowest	$10.93	$18.59	$7.68	$13.63	$11.37	$8.75
Highest	$15.17	$26.87	$9.52	$18.09	$24.41	$17.55

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST International Value	AST Investment Grade Bond	AST J.P. Morgan Global Thematic	AST J.P. Morgan International Equity	AST J.P. Morgan Strategic Opportunities	AST Loomis Sayles Large-Cap Growth
ASSETS
Investments, at fair value	$34,678	$3,979,223	$226,679	$84,820	$1,755,793	$171,915
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$34,678	$3,979,223	$226,679	$84,820	$1,755,793	$171,915

NET ASSETS
Accumulation Units	$34,678	$3,979,223	$226,679	$84,820	$1,755,793	$171,915
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$34,678	$3,979,223	$226,679	$84,820	$1,755,793	$171,915

FUND SHARE INFORMATION
Number of shares	1,940	531,982	15,032	3,337	96,791	3,542
Cost of investments	$35,965	$3,861,693	$199,557	$85,260	$1,243,313	$75,855
UNIT VALUE
Lowest	$7.54	$13.57	$12.40	$8.36	$11.19	$17.89
Highest	$14.54	$16.60	$18.47	$15.53	$15.09	$32.37

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST MFS Global Equity	AST MFS Growth	AST Neuberger Berman/LSV Mid-Cap Value	AST New Discovery Asset Allocation	AST Parametric Emerging Markets Equity	AST Preservation Asset Allocation
ASSETS
Investments, at fair value	$44,530	$3,446	$19,513	$163,512	$4,765	$4,045,085
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$44,530	$3,446	$19,513	$163,512	$4,765	$4,045,085

NET ASSETS
Accumulation Units	$44,530	$3,446	$19,513	$163,512	$4,765	$4,045,085
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$44,530	$3,446	$19,513	$163,512	$4,765	$4,045,085

FUND SHARE INFORMATION
Number of shares	2,399	142	669	11,523	548	256,994
Cost of investments	$27,433	$1,240	$10,805	$146,614	$5,082	$2,784,645
UNIT VALUE
Lowest	$14.12	$18.12	$14.75	$11.83	$7.94	$12.19
Highest	$23.48	$29.09	$27.99	$13.45	$13.89	$15.72

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Prudential Growth Allocation	AST QMA US Equity Alpha	AST RCM World Trends	AST Small-Cap Growth	AST Small-Cap Growth Opportunities	AST Small-Cap Value
ASSETS
Investments, at fair value	$8,880,700	$46,429	$816,378	$531	$19,965	$27,278
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$8,880,700	$46,429	$816,378	$531	$19,965	$27,278

NET ASSETS
Accumulation Units	$8,880,700	$46,429	$816,378	$531	$19,965	$27,278
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$8,880,700	$46,429	$816,378	$531	$19,965	$27,278

FUND SHARE INFORMATION
Number of shares	579,302	1,656	60,383	13	1,129	1,149
Cost of investments	$7,129,436	$22,500	$508,135	$563	$11,529	$12,295
UNIT VALUE
Lowest	$11.14	$15.84	$11.12	$17.49	$14.36	$14.04
Highest	$19.33	$31.41	$16.11	$30.12	$27.73	$24.26

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Templeton Global Bond	AST T. Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Growth	AST T. Rowe Price Large-Cap Value	AST T. Rowe Price Natural Resources	AST WEDGE Capital Mid-Cap Value
ASSETS
Investments, at fair value	$21,617	$2,962,429	$6,559	$16,016	$33,491	$29,514
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$21,617	$2,962,429	$6,559	$16,016	$33,491	$29,514

NET ASSETS
Accumulation Units	$21,617	$2,962,429	$6,559	$16,016	$33,491	$29,514
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$21,617	$2,962,429	$6,559	$16,016	$33,491	$29,514

FUND SHARE INFORMATION
Number of shares	1,927	106,831	182	1,172	1,738	1,371
Cost of investments	$21,612	$2,020,580	$2,372	$13,298	$42,127	$12,274
UNIT VALUE
Lowest	$9.87	$13.15	$23.09	$9.89	$6.04	$14.18
Highest	$12.12	$19.18	$37.27	$19.53	$12.02	$25.22

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Advanced Series Trust	Advanced Series Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Wellington Management Hedged Equity	AST Western Asset Core Plus Bond	Invesco V.I. American Franchise	Invesco V.I. American Value	Invesco V.I. Comstock	Invesco V.I. Core Equity
ASSETS
Investments, at fair value	$207,421	$57,629	$64,337,700	$23,924,251	$17,564,570	$49,405,443
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$207,421	$57,629	$64,337,700	$23,924,251	$17,564,570	$49,405,443

NET ASSETS
Accumulation Units	$207,421	$57,629	$62,938,045	$23,771,200	$17,508,982	$47,310,515
Contracts in payout (annuitization) period	—	—	1,399,655	153,051	55,588	2,094,928
Total net assets	$207,421	$57,629	$64,337,700	$23,924,251	$17,564,570	$49,405,443

FUND SHARE INFORMATION
Number of shares	14,354	4,603	1,125,769	1,726,136	1,089,613	1,596,815
Cost of investments	$179,427	$55,486	$48,860,546	$26,346,828	$15,841,408	$45,335,825
UNIT VALUE
Lowest	$10.22	$11.38	$9.64	$19.54	$19.60	$11.70
Highest	$19.15	$13.64	$29.87	$33.79	$28.02	$30.58

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Core Plus Bond	Invesco V.I. Diversified Dividend	Invesco V.I. Equity and Income	Invesco V.I. Global Core Equity	Invesco V.I. Government Money Market	Invesco V.I. Government Securities
ASSETS
Investments, at fair value	$5,073,687	$100,091,744	$17,408,896	$18,922,878	$3,460,997	$5,283,852
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$5,073,687	$100,091,744	$17,408,896	$18,922,878	$3,460,997	$5,283,852

NET ASSETS
Accumulation Units	$4,910,998	$98,563,879	$16,927,367	$18,780,719	$3,408,658	$5,170,980
Contracts in payout (annuitization) period	162,689	1,527,865	481,529	142,159	52,339	112,872
Total net assets	$5,073,687	$100,091,744	$17,408,896	$18,922,878	$3,460,997	$5,283,852

FUND SHARE INFORMATION
Number of shares	845,614	4,223,280	1,079,956	2,104,881	3,460,997	470,932
Cost of investments	$5,862,198	$62,669,954	$17,355,766	$17,657,081	$3,460,997	$5,627,654
UNIT VALUE
Lowest	$12.84	$17.14	$11.38	$11.85	$9.38	$12.55
Highest	$17.21	$68.71	$30.84	$28.84	$11.47	$17.50
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. High Yield	Invesco V.I. International Growth	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Core Equity	Invesco V.I. Mid Cap Growth	Invesco V.I. S&P 500 Index
ASSETS
Investments, at fair value	$9,484,292	$12,103,760	$4,648,022	$7,278,600	$5,411,863	$30,362,000
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$9,484,292	$12,103,760	$4,648,022	$7,278,600	$5,411,863	$30,362,000

NET ASSETS
Accumulation Units	$9,349,259	$11,877,109	$4,525,893	$7,192,664	$5,241,521	$29,966,173
Contracts in payout (annuitization) period	135,033	226,651	122,129	85,936	170,342	395,827
Total net assets	$9,484,292	$12,103,760	$4,648,022	$7,278,600	$5,411,863	$30,362,000

FUND SHARE INFORMATION
Number of shares	1,874,366	367,003	421,016	663,500	1,134,563	1,882,331
Cost of investments	$10,546,419	$8,958,559	$5,767,939	$8,215,325	$5,227,680	$27,333,397
UNIT VALUE
Lowest	$7.36	$13.17	$24.13	$17.10	$19.24	$16.89
Highest	$30.27	$26.09	$26.35	$26.22	$29.19	$23.68

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Technology	Invesco V.I. Value Opportunities	Invesco V.I. American Franchise II	Invesco V.I. American Value II	Invesco V.I. Comstock II	Invesco V.I. Core Equity II
ASSETS
Investments, at fair value	$2,500,252	$4,726,704	$15,162,710	$13,501,577	$54,544,914	$902,623
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$2,500,252	$4,726,704	$15,162,710	$13,501,577	$54,544,914	$902,623

NET ASSETS
Accumulation Units	$2,471,337	$4,622,958	$15,136,923	$13,477,661	$54,299,646	$899,583
Contracts in payout (annuitization) period	28,915	103,746	25,787	23,916	245,268	3,040
Total net assets	$2,500,252	$4,726,704	$15,162,710	$13,501,577	$54,544,914	$902,623

FUND SHARE INFORMATION
Number of shares	114,063	859,401	276,188	984,798	3,396,321	29,440
Cost of investments	$1,800,547	$6,304,529	$10,015,378	$15,120,917	$47,081,730	$844,180
UNIT VALUE
Lowest	$23.54	$13.34	$14.66	$19.21	$16.86	$13.65
Highest	$25.71	$16.39	$28.33	$31.70	$26.54	$19.46

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Core Plus Bond II	Invesco V.I. Diversified Dividend II	Invesco V.I. Equity and Income II	Invesco V.I. Global Core Equity II	Invesco V.I. Government Money Market II	Invesco V.I. Government Securities II
ASSETS
Investments, at fair value	$106,267	$22,899,333	$19,859,409	$9,396,423	$465,528	$153,196
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$106,267	$22,899,333	$19,859,409	$9,396,423	$465,528	$153,196

NET ASSETS
Accumulation Units	$106,267	$22,795,851	$19,682,946	$9,344,312	$455,368	$153,196
Contracts in payout (annuitization) period	—	103,482	176,463	52,111	10,160	—
Total net assets	$106,267	$22,899,333	$19,859,409	$9,396,423	$465,528	$153,196

FUND SHARE INFORMATION
Number of shares	17,800	972,784	1,238,118	1,045,208	465,528	13,777
Cost of investments	$124,833	$15,739,521	$19,087,123	$8,650,013	$465,528	$167,068
UNIT VALUE
Lowest	$11.83	$15.38	$12.18	$12.00	$7.78	$11.19
Highest	$14.26	$23.31	$23.84	$17.32	$9.39	$13.50

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Growth and Income II	Invesco V.I. High Yield II	Invesco V.I. International Growth II	Invesco V.I. Managed Volatility II	Invesco V.I. Mid Cap Core Equity II	Invesco V.I. Mid Cap Growth II
ASSETS
Investments, at fair value	$28,545,940	$5,818,119	$1,390,470	$72,274	$793,488	$5,995,602
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$28,545,940	$5,818,119	$1,390,470	$72,274	$793,488	$5,995,602

NET ASSETS
Accumulation Units	$28,472,173	$5,812,284	$1,390,470	$72,274	$784,294	$5,958,441
Contracts in payout (annuitization) period	73,767	5,835	—	—	9,194	37,161
Total net assets	$28,545,940	$5,818,119	$1,390,470	$72,274	$793,488	$5,995,602

FUND SHARE INFORMATION
Number of shares	1,633,063	1,158,988	42,771	6,625	74,019	1,283,855
Cost of investments	$31,695,998	$6,553,871	$1,311,694	$94,208	$907,989	$6,126,187
UNIT VALUE
Lowest	$21.84	$8.50	$8.81	$20.98	$15.48	$18.03
Highest	$29.07	$21.96	$21.39	$24.66	$21.39	$30.69

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. S&P 500 Index II	Invesco V.I. Technology II	Invesco V.I. Value Opportunities II	AB VPS Growth	AB VPS Growth & Income	AB VPS International Value
ASSETS
Investments, at fair value	$39,992,120	$6,454	$2,487,134	$13,313,740	$35,050,307	$5,250,693
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$39,992,120	$6,454	$2,487,134	$13,313,740	$35,050,307	$5,250,693

NET ASSETS
Accumulation Units	$39,765,837	$6,454	$2,479,816	$13,237,307	$34,945,655	$5,248,287
Contracts in payout (annuitization) period	226,283	—	7,318	76,433	104,652	2,406
Total net assets	$39,992,120	$6,454	$2,487,134	$13,313,740	$35,050,307	$5,250,693

FUND SHARE INFORMATION
Number of shares	2,494,830	310	453,030	432,545	1,282,016	427,233
Cost of investments	$33,403,841	$4,778	$3,218,960	$10,370,697	$30,549,353	$6,631,314
UNIT VALUE
Lowest	$15.28	$20.43	$11.22	$13.90	$17.74	$8.10
Highest	$28.24	$24.02	$17.36	$33.86	$28.16	$9.71

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	American Century Variable Portfolios, Inc.	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AB VPS Large Cap Growth	AB VPS Small/Mid Cap Value	AB VPS Value	American Century VP International	DWS Bond VIP (Class A)	DWS Capital Growth VIP (Class A)
ASSETS
Investments, at fair value	$13,146,125	$7,426,694	$435,317	$5,648	$171,168	$1,210,608
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$13,146,125	$7,426,694	$435,317	$5,648	$171,168	$1,210,608

NET ASSETS
Accumulation Units	$13,130,216	$7,406,860	$435,317	$5,648	$154,620	$1,153,897
Contracts in payout (annuitization) period	15,909	19,834	—	—	16,548	56,711
Total net assets	$13,146,125	$7,426,694	$435,317	$5,648	$171,168	$1,210,608

FUND SHARE INFORMATION
Number of shares	268,782	443,385	30,188	592	32,296	44,393
Cost of investments	$9,461,183	$7,817,677	$362,579	$4,674	$184,293	$1,037,786
UNIT VALUE
Lowest	$13.53	$28.46	$11.65	$17.64	$16.48	$27.26
Highest	$32.30	$35.02	$13.96	$18.03	$16.82	$27.82

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I	Deutsche DWS Variable Series I	Deutsche DWS Variable Series II	Deutsche DWS Variable Series II	Deutsche DWS Variable Series II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	DWS Core Equity VIP (Class A)	DWS CROCI® International VIP (Class A)	DWS Global Small Cap VIP (Class A)	DWS Global Income Builder VIP (Class A)	DWS Government Money Market VIP (Class A)	DWS Small Mid Cap Growth VIP (Class A)
ASSETS
Investments, at fair value	$476,368	$137,718	$589,699	$519,647	$65,979	$288,575
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$476,368	$137,718	$589,699	$519,647	$65,979	$288,575

NET ASSETS
Accumulation Units	$474,927	$123,318	$589,699	$461,885	$52,073	$288,575
Contracts in payout (annuitization) period	1,441	14,400	—	57,762	13,906	—
Total net assets	$476,368	$137,718	$589,699	$519,647	$65,979	$288,575

FUND SHARE INFORMATION
Number of shares	48,461	22,141	66,184	24,362	65,979	22,758
Cost of investments	$495,477	$204,140	$831,461	$542,010	$65,979	$375,063
UNIT VALUE
Lowest	$23.06	$11.22	$31.75	$16.87	$10.08	$20.31
Highest	$23.53	$11.45	$32.40	$17.11	$10.20	$20.59

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Dreyfus Stock Index Fund, Inc.	Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund	Federated Insurance Series	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Dreyfus Stock Index Fund, Inc. (Initial Shares)	VIF Government Money Market	VIF Growth & Income	Federated Government Money Fund II	VIP Contrafund	VIP Equity-Income
ASSETS
Investments, at fair value	$223,563	$178,268	$16,020	$2,642,433	$3,919,193	$511,787
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$223,563	$178,268	$16,020	$2,642,433	$3,919,193	$511,787

NET ASSETS
Accumulation Units	$221,683	$178,268	$16,020	$2,610,459	$3,901,437	$503,910
Contracts in payout (annuitization) period	1,880	—	—	31,974	17,756	7,877
Total net assets	$223,563	$178,268	$16,020	$2,642,433	$3,919,193	$511,787

FUND SHARE INFORMATION
Number of shares	4,564	178,268	572	2,642,433	121,979	25,125
Cost of investments	$147,670	$178,268	$14,026	$2,642,433	$3,430,909	$523,748
UNIT VALUE
Lowest	$17.04	$8.51	$17.15	$8.52	$23.53	$19.11
Highest	$27.84	$11.29	$25.00	$11.90	$43.16	$24.48

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Government Money Market	VIP Growth	VIP High Income	VIP Index 500	VIP Investment Grade Bond	VIP Overseas
ASSETS
Investments, at fair value	$36,559,063	$2,822,889	$235,890	$2,971,161	$659,095	$438,603
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$36,559,063	$2,822,889	$235,890	$2,971,161	$659,095	$438,603

NET ASSETS
Accumulation Units	$36,223,172	$2,789,432	$235,890	$2,968,992	$659,095	$438,239
Contracts in payout (annuitization) period	335,891	33,457	—	2,169	—	364
Total net assets	$36,559,063	$2,822,889	$235,890	$2,971,161	$659,095	$438,603

FUND SHARE INFORMATION
Number of shares	36,559,063	44,723	47,463	11,769	53,411	22,928
Cost of investments	$36,559,063	$2,257,727	$271,079	$1,788,216	$677,133	$448,986
UNIT VALUE
Lowest	$9.70	$15.10	$15.36	$17.50	$18.40	$11.14
Highest	$10.06	$33.35	$18.59	$21.30	$19.88	$14.77

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Contrafund (Service Class 2)	VIP Equity-Income (Service Class 2)	VIP Freedom 2010 Portfolio (Service Class 2)	VIP Freedom 2020 Portfolio (Service Class 2)	VIP Freedom 2030 Portfolio (Service Class 2)	VIP Freedom Income Portfolio (Service Class 2)
ASSETS
Investments, at fair value	$23,618,321	$417,117	$2,854,927	$2,736,654	$750,043	$725,666
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$23,618,321	$417,117	$2,854,927	$2,736,654	$750,043	$725,666

NET ASSETS
Accumulation Units	$23,589,686	$417,117	$2,636,557	$2,736,654	$750,043	$725,666
Contracts in payout (annuitization) period	28,635	—	218,370	—	—	—
Total net assets	$23,618,321	$417,117	$2,854,927	$2,736,654	$750,043	$725,666

FUND SHARE INFORMATION
Number of shares	754,338	21,013	233,246	218,932	58,098	65,790
Cost of investments	$22,159,057	$444,803	$2,640,167	$2,502,576	$671,223	$704,327
UNIT VALUE
Lowest	$15.86	$16.92	$12.55	$12.66	$13.11	$11.09
Highest	$32.80	$22.33	$15.04	$15.17	$15.71	$13.29

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Government Money Market (Service Class 2)	VIP Growth (Service Class 2)	VIP Growth & Income (Service Class 2)	VIP Growth Opportunities (Service Class 2)	VIP High Income (Service Class 2)	VIP Index 500 (Service Class 2)
ASSETS
Investments, at fair value	$46,263,429	$109,322	$3,482,835	$1,219,489	$1,570,499	$10,606,099
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$46,263,429	$109,322	$3,482,835	$1,219,489	$1,570,499	$10,606,099

NET ASSETS
Accumulation Units	$45,823,577	$109,322	$3,481,100	$1,219,489	$1,569,591	$10,606,099
Contracts in payout (annuitization) period	439,852	—	1,735	—	908	—
Total net assets	$46,263,429	$109,322	$3,482,835	$1,219,489	$1,570,499	$10,606,099

FUND SHARE INFORMATION
Number of shares	46,263,429	1,766	183,888	32,554	327,870	42,508
Cost of investments	$46,263,429	$74,093	$2,859,642	$1,119,402	$1,781,243	$8,430,673
UNIT VALUE
Lowest	$8.18	$17.78	$17.59	$23.19	$14.66	$17.02
Highest	$9.82	$26.89	$21.08	$27.79	$23.02	$26.46

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Investment Grade Bond (Service Class 2)	VIP Mid Cap (Service Class 2)	VIP Overseas (Service Class 2)	Franklin Flex Cap Growth VIP (Class 2)	Franklin Growth and Income VIP (Class 2)	Franklin Income VIP (Class 2)
ASSETS
Investments, at fair value	$580	$6,782,633	$6,589	$925,863	$16,048,289	$62,568,215
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$580	$6,782,633	$6,589	$925,863	$16,048,289	$62,568,215

NET ASSETS
Accumulation Units	$580	$6,729,228	$6,589	$925,863	$16,006,148	$62,020,592
Contracts in payout (annuitization) period	—	53,405	—	—	42,141	547,623
Total net assets	$580	$6,782,633	$6,589	$925,863	$16,048,289	$62,568,215

FUND SHARE INFORMATION
Number of shares	48	232,123	348	143,322	1,106,016	4,244,791
Cost of investments	$608	$7,377,584	$6,001	$1,176,638	$15,386,203	$64,731,566
UNIT VALUE
Lowest	$15.32	$14.72	$12.62	$19.07	$21.59	$15.61
Highest	$15.32	$24.00	$19.32	$22.85	$27.18	$19.29

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin Large Cap Growth VIP (Class 2)	Franklin Mutual Global Discovery VIP (Class 2)	Franklin Mutual Shares VIP (Class 2)	Franklin Small Cap Value VIP (Class 2)	Franklin Small-Mid Cap Growth VIP (Class 2)	Franklin U.S. Government Securities VIP (Class 2)
ASSETS
Investments, at fair value	$14,716,845	$6,692,971	$33,513,199	$14,664,370	$613,144	$8,298,369
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$14,716,845	$6,692,971	$33,513,199	$14,664,370	$613,144	$8,298,369

NET ASSETS
Accumulation Units	$14,592,034	$6,604,624	$33,311,009	$14,601,321	$613,144	$8,124,599
Contracts in payout (annuitization) period	124,811	88,347	202,190	63,049	—	173,770
Total net assets	$14,716,845	$6,692,971	$33,513,199	$14,664,370	$613,144	$8,298,369

FUND SHARE INFORMATION
Number of shares	786,997	394,866	1,926,046	1,004,409	40,285	703,848
Cost of investments	$13,429,087	$7,996,497	$34,601,238	$16,911,746	$712,356	$8,880,088
UNIT VALUE
Lowest	$16.96	$13.47	$15.19	$19.89	$13.63	$10.31
Highest	$20.78	$20.25	$30.77	$37.31	$38.41	$12.71

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Templeton Developing Markets VIP (Class 2)	Templeton Foreign VIP (Class 2)	Templeton Global Bond VIP (Class 2)	Templeton Growth VIP (Class 2)	VIT Large Cap Value	VIT Mid Cap Value
ASSETS
Investments, at fair value	$6,039,389	$31,544,563	$885,577	$458,403	$1,505,089	$1,343,426
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$6,039,389	$31,544,563	$885,577	$458,403	$1,505,089	$1,343,426

NET ASSETS
Accumulation Units	$6,039,389	$31,421,391	$778,027	$448,855	$1,485,630	$1,343,426
Contracts in payout (annuitization) period	—	123,172	107,550	9,548	19,459	—
Total net assets	$6,039,389	$31,544,563	$885,577	$458,403	$1,505,089	$1,343,426

FUND SHARE INFORMATION
Number of shares	707,188	2,476,025	52,619	37,543	196,231	104,222
Cost of investments	$6,579,843	$36,065,054	$879,750	$478,090	$2,014,517	$1,599,071
UNIT VALUE
Lowest	$20.69	$11.95	$20.57	$14.38	$14.24	$17.31
Highest	$33.92	$20.85	$34.08	$22.25	$18.95	$43.59

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Janus Aspen Series	Lazard Retirement Series, Inc.	Legg Mason Partners Variable Equity Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIT Small Cap Equity Insights	VIT Strategic Growth	VIT U.S. Equity Insights	Janus Henderson VIT Forty (Institutional Shares)	Lazard Retirement Emerging Markets Equity	ClearBridge Variable Large Cap Value Portfolio I
ASSETS
Investments, at fair value	$3,065,980	$8,680	$2,850,434	$1,633	$116	$474
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$3,065,980	$8,680	$2,850,434	$1,633	$116	$474

NET ASSETS
Accumulation Units	$3,064,599	$8,680	$2,848,712	$1,633	$116	$474
Contracts in payout (annuitization) period	1,381	—	1,722	—	—	—
Total net assets	$3,065,980	$8,680	$2,850,434	$1,633	$116	$474

FUND SHARE INFORMATION
Number of shares	295,659	888	189,650	46	6	27
Cost of investments	$3,753,119	$10,172	$2,744,642	$1,421	$107	$471
UNIT VALUE
Lowest	$16.67	$15.98	$16.72	$34.23	$45.44	$21.11
Highest	$33.69	$25.40	$24.98	$34.23	$45.44	$21.11

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Lord Abbett Series Fund	Lord Abbett Series Fund	Lord Abbett Series Fund	Lord Abbett Series Fund	Lord Abbett Series Fund	MFS Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Bond-Debenture	Fundamental Equity	Growth and Income	Growth Opportunities	Mid-Cap Stock	MFS Growth
ASSETS
Investments, at fair value	$10,026,397	$2,542,178	$6,557,344	$4,417,974	$7,663,350	$728,239
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$10,026,397	$2,542,178	$6,557,344	$4,417,974	$7,663,350	$728,239

NET ASSETS
Accumulation Units	$9,868,768	$2,531,538	$6,493,687	$4,397,537	$7,627,685	$697,860
Contracts in payout (annuitization) period	157,629	10,640	63,657	20,437	35,665	30,379
Total net assets	$10,026,397	$2,542,178	$6,557,344	$4,417,974	$7,663,350	$728,239

FUND SHARE INFORMATION
Number of shares	904,909	179,914	213,943	421,562	385,869	15,491
Cost of investments	$10,730,818	$2,959,160	$6,325,818	$5,422,699	$8,021,109	$482,317
UNIT VALUE
Lowest	$15.84	$18.46	$15.05	$21.26	$14.48	$14.31
Highest	$19.41	$22.62	$18.44	$26.06	$17.74	$37.66

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust (Service Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Investors Trust	MFS New Discovery	MFS Research	MFS Total Return Bond	MFS Utilities	MFS Growth (Service Class)
ASSETS
Investments, at fair value	$707,004	$965,048	$434,413	$863,616	$234,031	$46,887
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$707,004	$965,048	$434,413	$863,616	$234,031	$46,887

NET ASSETS
Accumulation Units	$703,920	$965,048	$433,198	$863,616	$234,031	$46,887
Contracts in payout (annuitization) period	3,084	—	1,215	—	—	—
Total net assets	$707,004	$965,048	$434,413	$863,616	$234,031	$46,887

FUND SHARE INFORMATION
Number of shares	26,137	55,272	17,425	68,270	7,966	1,036
Cost of investments	$557,786	$886,090	$388,204	$861,377	$198,121	$25,097
UNIT VALUE
Lowest	$17.70	$20.63	$15.75	$18.82	$31.63	$20.38
Highest	$22.63	$44.70	$21.73	$20.34	$34.49	$33.66

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust II	Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Investors Trust (Service Class)	MFS New Discovery Series (Service Class)	MFS Research (Service Class)	MFS Utilities (Service Class)	MFS High Yield	Morgan Stanley VIF Core Plus Fixed Income
ASSETS
Investments, at fair value	$116,202	$62,076	$36,063	$444,825	$187,982	$158,487
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$116,202	$62,076	$36,063	$444,825	$187,982	$158,487

NET ASSETS
Accumulation Units	$116,202	$62,076	$36,063	$444,825	$187,982	$158,487
Contracts in payout (annuitization) period	—	—	—	—	—	—
Total net assets	$116,202	$62,076	$36,063	$444,825	$187,982	$158,487

FUND SHARE INFORMATION
Number of shares	4,355	3,902	1,465	15,413	35,603	14,909
Cost of investments	$86,895	$58,527	$27,334	$369,339	$215,501	$157,368
UNIT VALUE
Lowest	$18.09	$20.48	$18.40	$24.22	$18.82	$13.57
Highest	$24.95	$29.59	$27.47	$34.78	$20.34	$18.80

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley VIF Emerging Markets Equity	Morgan Stanley VIF Global Infrastructure	Morgan Stanley VIF Global Strategist	Morgan Stanley VIF Growth	Morgan Stanley VIF Mid Cap Growth	Morgan Stanley VIF U.S. Real Estate
ASSETS
Investments, at fair value	$11,441,247	$27,866,807	$45,412,176	$24,575,862	$11,423,015	$11,245,226
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$11,441,247	$27,866,807	$45,412,176	$24,575,862	$11,423,015	$11,245,226

NET ASSETS
Accumulation Units	$11,413,407	$27,171,286	$44,368,923	$24,401,590	$11,317,738	$11,214,366
Contracts in payout (annuitization) period	27,840	695,521	1,043,253	174,272	105,277	30,860
Total net assets	$11,441,247	$27,866,807	$45,412,176	$24,575,862	$11,423,015	$11,245,226

FUND SHARE INFORMATION
Number of shares	789,596	4,098,060	4,610,373	858,695	1,066,575	576,087
Cost of investments	$10,692,243	$33,988,396	$47,131,294	$21,288,293	$11,704,664	$8,932,252
UNIT VALUE
Lowest	$15.96	$15.60	$11.18	$21.59	$28.83	$27.31
Highest	$28.32	$63.68	$60.10	$40.80	$37.02	$53.96

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley VIF Emerging Markets Debt (Class II)	Morgan Stanley VIF Emerging Markets Equity (Class II)	Morgan Stanley VIF Global Franchise (Class II)	Morgan Stanley VIF Global Infrastructure (Class II)	Morgan Stanley VIF Global Strategist (Class II)	Morgan Stanley VIF Growth (Class II)
ASSETS
Investments, at fair value	$5,112,309	$2,923,441	$21,327,513	$8,388,342	$15,155,089	$5,196,704
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$5,112,309	$2,923,441	$21,327,513	$8,388,342	$15,155,089	$5,196,704

NET ASSETS
Accumulation Units	$5,112,309	$2,923,441	$21,269,958	$8,328,165	$15,045,098	$5,176,385
Contracts in payout (annuitization) period	—	—	57,555	60,177	109,991	20,319
Total net assets	$5,112,309	$2,923,441	$21,327,513	$8,388,342	$15,155,089	$5,196,704

FUND SHARE INFORMATION
Number of shares	727,213	202,454	1,907,649	1,240,879	1,548,017	192,828
Cost of investments	$5,862,448	$2,902,079	$26,515,795	$10,273,050	$15,635,826	$4,519,455
UNIT VALUE
Lowest	$17.61	$27.15	$25.62	$13.96	$12.09	$31.75
Highest	$26.73	$33.41	$38.88	$30.22	$17.78	$45.19

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Investment Series	Morgan Stanley Variable Investment Series	Morgan Stanley Variable Investment Series (Class Y Shares)	Morgan Stanley Variable Investment Series (Class Y Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley VIF Mid Cap Growth (Class II)	Morgan Stanley VIF U.S. Real Estate (Class II)	Income Plus	Multi Cap Growth	Income Plus (Class Y Shares)	Multi Cap Growth (Class Y Shares)
ASSETS
Investments, at fair value	$10,159,258	$19,934,871	$34,949,358	$190,226,536	$37,936,708	$48,920,086
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$10,159,258	$19,934,871	$34,949,358	$190,226,536	$37,936,708	$48,920,086

NET ASSETS
Accumulation Units	$10,118,253	$19,895,008	$34,381,832	$188,945,422	$37,712,495	$48,764,507
Contracts in payout (annuitization) period	41,005	39,863	567,526	1,281,114	224,213	155,579
Total net assets	$10,159,258	$19,934,871	$34,949,358	$190,226,536	$37,936,708	$48,920,086

FUND SHARE INFORMATION
Number of shares	974,977	1,027,571	3,350,849	4,103,247	3,644,256	1,110,054
Cost of investments	$10,505,663	$16,350,281	$36,216,398	$175,193,805	$39,395,753	$45,597,820
UNIT VALUE
Lowest	$17.68	$26.39	$17.67	$26.13	$13.82	$23.54
Highest	$42.18	$37.08	$55.37	$381.35	$21.01	$52.37

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Neuberger Berman Advisors Management Trust	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AMT Large Cap Value	Oppenheimer Capital Appreciation	Oppenheimer Conservative Balanced	Oppenheimer Discovery Mid Cap Growth	Oppenheimer Global	Oppenheimer Global Strategic Income
ASSETS
Investments, at fair value	$23,856	$2,589,074	$844,298	$519,656	$2,033,955	$1,104,420
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$23,856	$2,589,074	$844,298	$519,656	$2,033,955	$1,104,420

NET ASSETS
Accumulation Units	$23,856	$2,576,890	$825,718	$519,656	$2,033,750	$1,055,673
Contracts in payout (annuitization) period	—	12,184	18,580	—	205	48,747
Total net assets	$23,856	$2,589,074	$844,298	$519,656	$2,033,955	$1,104,420

FUND SHARE INFORMATION
Number of shares	1,636	53,383	58,510	7,570	53,525	237,000
Cost of investments	$24,229	$2,383,413	$792,818	$443,622	$1,793,147	$1,195,330
UNIT VALUE
Lowest	$22.43	$13.53	$12.19	$9.11	$20.23	$3.97
Highest	$24.51	$21.92	$16.39	$22.77	$33.93	$21.39

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Main Street	Oppenheimer Main Street Small Cap	Oppenheimer Total Return Bond	Oppenheimer Capital Appreciation (SS)	Oppenheimer Conservative Balanced (SS)	Oppenheimer Discovery Mid Cap Growth (SS)
ASSETS
Investments, at fair value	$1,045,464	$1,090,813	$440,294	$13,260,353	$5,061,276	$4,497,418
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$1,045,464	$1,090,813	$440,294	$13,260,353	$5,061,276	$4,497,418

NET ASSETS
Accumulation Units	$1,041,823	$1,090,813	$440,294	$13,212,847	$4,864,001	$4,483,746
Contracts in payout (annuitization) period	3,641	—	—	47,506	197,275	13,672
Total net assets	$1,045,464	$1,090,813	$440,294	$13,260,353	$5,061,276	$4,497,418

FUND SHARE INFORMATION
Number of shares	38,995	53,576	58,784	277,529	355,427	69,825
Cost of investments	$923,918	$1,164,464	$537,192	$12,127,025	$5,119,650	$3,956,705
UNIT VALUE
Lowest	$16.19	$37.13	$11.91	$19.06	$12.95	$22.21
Highest	$24.49	$40.13	$12.87	$23.83	$16.30	$27.96

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	PIMCO Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Global (SS)	Oppenheimer Global Strategic Income (SS)	Oppenheimer Main Street (SS)	Oppenheimer Main Street Small Cap (SS)	Oppenheimer Total Return Bond (SS)	PIMCO VIT Commodity Real Return Strategy (Advisor Shares)
ASSETS
Investments, at fair value	$5,933,471	$27,811,395	$22,301,312	$9,697,945	$9,765,272	$433,892
Due from (to) Allstate Life Insurance Company	—		—	—	—	—
Total assets	$5,933,471	$27,811,395	$22,301,312	$9,697,945	$9,765,272	$433,892

NET ASSETS
Accumulation Units	$5,865,865	$27,613,607	$22,097,913	$9,582,721	$9,695,572	$433,892
Contracts in payout (annuitization) period	67,606	197,788	203,399	115,224	69,700	—
Total net assets	$5,933,471	$27,811,395	$22,301,312	$9,697,945	$9,765,272	$433,892

FUND SHARE INFORMATION
Number of shares	158,099	5,794,041	841,242	484,171	1,321,417	71,247
Cost of investments	$5,068,143	$30,369,296	$19,971,406	$9,578,871	$10,974,502	$1,020,241
UNIT VALUE
Lowest	$26.65	$14.78	$21.65	$30.25	$7.70	$4.22
Highest	$33.55	$18.60	$27.25	$38.08	$9.44	$5.00

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	PIMCO VIT Emerging Markets Bond (Advisor Shares)	PIMCO VIT International Bond (US Dollar-Hedged)	PIMCO VIT Real Return (Advisor Shares)	PIMCO VIT Total Return	PIMCO VIT Total Return (Advisor Shares)	VT Diversified Income
ASSETS
Investments, at fair value	$486,618	$643	$3,122,957	$1,765	$7,146,671	$14,509,152
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$486,618	$643	$3,122,957	$1,765	$7,146,671	$14,509,152

NET ASSETS
Accumulation Units	$486,618	$643	$3,108,397	$1,765	$7,146,671	$14,460,215
Contracts in payout (annuitization) period	—	—	14,560	—	—	48,937
Total net assets	$486,618	$643	$3,122,957	$1,765	$7,146,671	$14,509,152

FUND SHARE INFORMATION
Number of shares	40,518	59	263,541	168	681,934	2,488,705
Cost of investments	$538,791	$615	$3,325,239	$1,812	$7,385,790	$18,037,589
UNIT VALUE
Lowest	$13.95	$18.38	$11.27	$17.33	$12.97	$14.43
Highest	$16.49	$18.38	$13.32	$17.33	$15.34	$22.12

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT Equity Income	VT George Putnam Balanced	VT Global Asset Allocation	VT Global Equity	VT Global Health Care	VT Global Utilities
ASSETS
Investments, at fair value	$137,308,212	$37,341,164	$14,792,177	$10,889,665	$18,552,014	$6,659,893
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$137,308,212	$37,341,164	$14,792,177	$10,889,665	$18,552,014	$6,659,893

NET ASSETS
Accumulation Units	$136,494,074	$37,042,268	$14,729,692	$10,858,952	$18,494,546	$6,630,694
Contracts in payout (annuitization) period	814,138	298,896	62,485	30,713	57,468	29,199
Total net assets	$137,308,212	$37,341,164	$14,792,177	$10,889,665	$18,552,014	$6,659,893

FUND SHARE INFORMATION
Number of shares	5,938,937	3,295,778	963,660	644,740	1,380,358	604,895
Cost of investments	$119,978,454	$32,250,053	$15,149,197	$9,536,933	$18,951,676	$7,859,014
UNIT VALUE
Lowest	$9.95	$14.33	$15.27	$7.55	$19.71	$12.35
Highest	$33.28	$18.98	$24.54	$18.24	$30.46	$25.76

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT Government Money Market	VT Growth Opportunities	VT High Yield	VT Income	VT International Equity	VT International Growth
ASSETS
Investments, at fair value	$32,507,726	$86,740,878	$18,793,784	$42,591,610	$43,311,246	$7,361,497
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$32,507,726	$86,740,878	$18,793,784	$42,591,610	$43,311,246	$7,361,497

NET ASSETS
Accumulation Units	$32,329,452	$86,381,620	$18,674,967	$42,159,490	$43,043,443	$7,343,609
Contracts in payout (annuitization) period	178,274	359,258	118,817	432,120	267,803	17,888
Total net assets	$32,507,726	$86,740,878	$18,793,784	$42,591,610	$43,311,246	$7,361,497

FUND SHARE INFORMATION
Number of shares	32,507,726	9,063,833	3,201,667	3,980,524	3,558,853	419,220
Cost of investments	$32,507,726	$70,277,856	$21,116,819	$46,264,996	$51,062,428	$6,700,496
UNIT VALUE
Lowest	$7.64	$9.23	$16.31	$13.28	$8.45	$6.40
Highest	$11.38	$29.55	$26.30	$21.50	$18.59	$14.54

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT International Value	VT Mortgage Securities	VT Multi-Cap Core	VT Research	VT Small Cap Growth	VT Small Cap Value
ASSETS
Investments, at fair value	$7,775,007	$9,647,014	$38,963,966	$17,870,747	$2,727,053	$24,085,830
Due from (to) Allstate Life Insurance Company	—	—	—	—	—	—
Total assets	$7,775,007	$9,647,014	$38,963,966	$17,870,747	$2,727,053	$24,085,830

NET ASSETS
Accumulation Units	$7,753,935	$9,459,138	$38,817,047	$17,770,651	$2,727,053	$24,045,974
Contracts in payout (annuitization) period	21,072	187,876	146,919	100,096	—	39,856
Total net assets	$7,775,007	$9,647,014	$38,963,966	$17,870,747	$2,727,053	$24,085,830

FUND SHARE INFORMATION
Number of shares	830,663	1,050,873	2,311,030	701,089	203,360	2,718,491
Cost of investments	$10,075,322	$11,439,557	$29,616,107	$9,182,742	$3,348,650	$36,801,156
UNIT VALUE
Lowest	$10.30	$8.82	$10.98	$13.96	$20.11	$18.11
Highest	$16.20	$19.19	$28.73	$29.53	$29.17	$39.40

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF NET ASSETS
As of December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
	Sub-Account	Sub-Account	Sub-Account
	VT Sustainable Future	VT Sustainable Leaders	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
ASSETS
Investments, at fair value	$5,023,094	$63,087,131	$9,544
Due from (to) Allstate Life Insurance Company	—	—	—
Total assets	$5,023,094	$63,087,131	$9,544

NET ASSETS
Accumulation Units	$5,023,094	$62,953,205	$9,544
Contracts in payout (annuitization) period	—	133,926	—
Total net assets	$5,023,094	$63,087,131	$9,544

FUND SHARE INFORMATION
Number of shares	298,816	1,887,706	311
Cost of investments	$4,712,027	$47,898,601	$10,169
UNIT VALUE
Lowest	$23.62	$9.44	$11.47
Highest	$33.66	$35.36	$22.34

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Academic Strategies Asset Allocation	AST Advanced Strategies	AST Balanced Asset Allocation	AST BlackRock Global Strategies	AST BlackRock Low Duration Bond	AST BlackRock/Loomis Sayles Bond
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(56,960)	(27,113)	(76,334)	(184)	(956)	(831)
Administrative expense	(5,158)	(2,830)	(8,893)	(17)	(129)	(110)
Net investment income (loss)	(62,118)	(29,943)	(85,227)	(201)	(1,085)	(941)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	1,339,822	770,971	2,170,496	96,149	17,361	4,627
Cost of investments sold	1,043,836	471,518	1,238,979	95,390	17,617	4,217
Realized gains (losses) on fund
shares	295,986	299,453	931,517	759	(256)	410
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	295,986	299,453	931,517	759	(256)	410
Change in unrealized gains
(losses)	(555,974)	(390,438)	(1,157,535)	(233)	816	(955)
Net realized and change in
unrealized gains (losses) on
investments	(259,988)	(90,985)	(226,018)	526	560	(545)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(322,106)	$(120,928)	$(311,245)	$325	$(525)	$(1,486)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Bond Portfolio 2018*	AST Bond Portfolio 2019	AST Bond Portfolio 2022	AST Bond Portfolio 2023	AST Bond Portfolio 2024	AST Bond Portfolio 2026
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,696)	(5,106)	(1,726)	(1,206)	(650)	(10,820)
Administrative expense	(289)	(431)	(184)	(135)	(73)	(1,069)
Net investment income (loss)	(2,985)	(5,537)	(1,910)	(1,341)	(723)	(11,889)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	350,644	61,542	2,897	1,394	758	777,648
Cost of investments sold	302,535	65,182	2,870	1,287	698	798,325
Realized gains (losses) on fund
shares	48,109	(3,640)	27	107	60	(20,677)
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	48,109	(3,640)	27	107	60	(20,677)
Change in unrealized gains
(losses)	(46,877)	4,889	6,453	1,484	(400)	8,785
Net realized and change in
unrealized gains (losses) on
investments	1,232	1,249	6,480	1,591	(340)	(11,892)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,753)	$(4,288)	$4,570	$250	$(1,063)	$(23,781)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Bond Portfolio 2027	AST Capital Growth Asset Allocation	AST Cohen & Steers Realty	AST Fidelity Institutional AMSM Quantitative*	AST Global Real Estate	AST Goldman Sachs Large-Cap Value
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1,497)	(59,242)	(140)	(15,950)	(26)	(1,160)
Administrative expense	(137)	(5,873)	(14)	(1,808)	(3)	(117)
Net investment income (loss)	(1,634)	(65,115)	(154)	(17,758)	(29)	(1,277)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	148,339	2,194,687	976	333,478	401	2,175
Cost of investments sold	152,005	1,555,438	819	258,981	190	1,803
Realized gains (losses) on fund
shares	(3,666)	639,249	157	74,497	211	372
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	(3,666)	639,249	157	74,497	211	372
Change in unrealized gains
(losses)	1,162	(813,587)	(636)	(164,543)	(293)	(6,926)
Net realized and change in
unrealized gains (losses) on
investments	(2,504)	(174,338)	(479)	(90,046)	(82)	(6,554)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(4,138)	$(239,453)	$(633)	$(107,804)	$(111)	$(7,831)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Goldman Sachs Mid-Cap Growth	AST Goldman Sachs Multi-Asset	AST Goldman Sachs Small-Cap Value	AST Government Money Market	AST High Yield	AST Hotchkis & Wiley Large-Cap Value
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$3,765	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1,243)	(4,964)	(36)	(4,729)	(273)	(13)
Administrative expense	(172)	(572)	(4)	(457)	(43)	(3)
Net investment income (loss)	(1,415)	(5,536)	(40)	(1,421)	(316)	(16)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	26,721	35,161	198	548,236	769	17
Cost of investments sold	17,388	27,673	85	548,236	566	12
Realized gains (losses) on fund
shares	9,333	7,488	113	—	203	5
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	9,333	7,488	113	—	203	5
Change in unrealized gains
(losses)	(12,578)	(34,254)	(447)	—	(749)	(184)
Net realized and change in
unrealized gains (losses) on
investments	(3,245)	(26,766)	(334)	—	(546)	(179)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(4,660)	$(32,302)	$(374)	$(1,421)	$(862)	$(195)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST International Growth	AST International Value	AST Investment Grade Bond	AST J.P. Morgan Global Thematic	AST J.P. Morgan International Equity	AST J.P. Morgan Strategic Opportunities
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(501)	(480)	(29,457)	(2,574)	(1,662)	(31,788)
Administrative expense	(70)	(64)	(3,261)	(333)	(153)	(3,351)
Net investment income (loss)	(571)	(544)	(32,718)	(2,907)	(1,815)	(35,139)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	6,294	7,106	669,125	135,913	8,318	939,003
Cost of investments sold	5,254	6,180	646,259	128,743	6,595	741,380
Realized gains (losses) on fund
shares	1,040	926	22,866	7,170	1,723	197,623
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	1,040	926	22,866	7,170	1,723	197,623
Change in unrealized gains
(losses)	(7,087)	(7,602)	18,210	(25,195)	(19,707)	(304,001)
Net realized and change in
unrealized gains (losses) on
investments	(6,047)	(6,676)	41,076	(18,025)	(17,984)	(106,378)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(6,618)	$(7,220)	$8,358	$(20,932)	$(19,799)	$(141,517)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Loomis Sayles Large-Cap Growth	AST Lord Abbett Core Fixed Income*	AST MFS Global Equity	AST MFS Growth	AST Neuberger Berman/LSV Mid-Cap Value	AST New Discovery Asset Allocation
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,429)	(353)	(506)	(38)	(279)	(3,547)
Administrative expense	(291)	(52)	(80)	(6)	(35)	(277)
Net investment income (loss)	(2,720)	(405)	(586)	(44)	(314)	(3,824)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	19,360	48,804	11,287	701	2,902	19,853
Cost of investments sold	8,965	41,035	6,333	244	2,136	17,190
Realized gains (losses) on fund
shares	10,395	7,769	4,954	457	766	2,663
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	10,395	7,769	4,954	457	766	2,663
Change in unrealized gains
(losses)	(14,420)	(8,557)	(9,657)	(351)	(4,578)	(17,401)
Net realized and change in
unrealized gains (losses) on
investments	(4,025)	(788)	(4,703)	106	(3,812)	(14,738)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(6,745)	$(1,193)	$(5,289)	$62	$(4,126)	$(18,562)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Parametric Emerging Markets Equity	AST Preservation Asset Allocation	AST Prudential Growth Allocation	AST QMA US Equity Alpha	AST RCM World Trends	AST Small-Cap Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(80)	(65,859)	(165,481)	(534)	(20,442)	(9)
Administrative expense	(8)	(7,488)	(18,133)	(82)	(1,929)	(1)
Net investment income (loss)	(88)	(73,347)	(183,614)	(616)	(22,371)	(10)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	459	2,253,463	4,652,467	12,637	537,019	961
Cost of investments sold	411	1,657,152	3,470,465	7,341	337,743	821
Realized gains (losses) on fund
shares	48	596,311	1,182,002	5,296	199,276	140
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	48	596,311	1,182,002	5,296	199,276	140
Change in unrealized gains
(losses)	(817)	(705,263)	(1,977,070)	(9,245)	(284,253)	(157)
Net realized and change in
unrealized gains (losses) on
investments	(769)	(108,952)	(795,068)	(3,949)	(84,977)	(17)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(857)	$(182,299)	$(978,682)	$(4,565)	$(107,348)	$(27)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST Small-Cap Growth Opportunities	AST Small-Cap Value	AST Templeton Global Bond	AST T. Rowe Price Asset Allocation	AST T. Rowe Price Large-Cap Growth	AST T. Rowe Price Large-Cap Value
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(259)	(368)	(278)	(59,085)	(74)	(221)
Administrative expense	(36)	(49)	(33)	(5,857)	(10)	(27)
Net investment income (loss)	(295)	(417)	(311)	(64,942)	(84)	(248)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	3,194	1,424	1,986	1,431,394	1,414	1,296
Cost of investments sold	2,256	1,018	1,979	1,011,319	1,102	1,150
Realized gains (losses) on fund
shares	938	406	7	420,075	312	146
Realized gain distributions	—	—	—	—	—	—
Net realized gains (losses)	938	406	7	420,075	312	146
Change in unrealized gains
(losses)	(3,211)	(6,011)	444	(606,345)	(20)	(1,855)
Net realized and change in
unrealized gains (losses) on
investments	(2,273)	(5,605)	451	(186,270)	292	(1,709)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(2,568)	$(6,022)	$140	$(251,212)	$208	$(1,957)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	Advanced Series Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AST T. Rowe Price Natural Resources	AST WEDGE Capital Mid-Cap Value	AST Wellington Management Hedged Equity	AST Western Asset Core Plus Bond*	Invesco V.I. American Franchise	Invesco V.I. American Value
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$—	$—	$—	$—	$144,649
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(510)	(473)	(3,376)	(239)	(1,067,628)	(488,579)
Administrative expense	(63)	(52)	(352)	(39)	(77,665)	(34,270)
Net investment income (loss)	(573)	(525)	(3,728)	(278)	(1,145,293)	(378,200)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	6,105	525	28,046	2,409	13,561,761	5,960,920
Cost of investments sold	6,290	193	25,777	2,317	8,503,833	4,949,185
Realized gains (losses) on fund
shares	(185)	332	2,269	92	5,057,928	1,011,735
Realized gain distributions	—	—	—	—	4,718,329	4,139,646
Net realized gains (losses)	(185)	332	2,269	92	9,776,257	5,151,381
Change in unrealized gains
(losses)	(6,497)	(6,186)	(13,729)	64	(11,314,813)	(8,600,431)
Net realized and change in
unrealized gains (losses) on
investments	(6,682)	(5,854)	(11,460)	156	(1,538,556)	(3,449,050)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(7,255)	$(6,379)	$(15,188)	$(122)	$(2,683,849)	$(3,827,250)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Core Plus Bond	Invesco V.I. Diversified Dividend	Invesco V.I. Equity and Income	Invesco V.I. Global Core Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$367,292	$515,341	$193,284	$2,694,086	$446,288	$252,450
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(301,178)	(787,765)	(72,723)	(1,521,159)	(274,367)	(319,625)
Administrative expense	(21,952)	(59,200)	(5,518)	(110,178)	(20,183)	(23,709)
Net investment income (loss)	44,162	(331,624)	115,043	1,062,749	151,738	(90,884)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	4,874,575	10,814,495	1,399,066	20,248,755	4,415,479	4,701,352
Cost of investments sold	3,393,302	8,202,630	1,561,300	10,826,248	3,740,333	3,730,542
Realized gains (losses) on fund
shares	1,481,273	2,611,865	(162,234)	9,422,507	675,146	970,810
Realized gain distributions	2,087,370	3,690,921	—	3,868,186	877,400	—
Net realized gains (losses)	3,568,643	6,302,786	(162,234)	13,290,693	1,552,546	970,810
Change in unrealized gains
(losses)	(6,335,734)	(11,846,607)	(173,543)	(24,394,107)	(3,831,991)	(4,720,287)
Net realized and change in
unrealized gains (losses) on
investments	(2,767,091)	(5,543,821)	(335,777)	(11,103,414)	(2,279,445)	(3,749,477)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(2,722,929)	$(5,875,445)	$(220,734)	$(10,040,665)	$(2,127,707)	$(3,840,361)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. High Yield	Invesco V.I. International Growth	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Core Equity
NET INVESTMENT INCOME (LOSS)
Dividends	$51,553	$115,695	$513,900	$290,015	$89,508	$43,039
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(43,838)	(71,576)	(138,078)	(192,061)	(72,901)	(118,238)
Administrative expense	(3,370)	(5,613)	(9,837)	(14,672)	(5,411)	(8,641)
Net investment income (loss)	4,345	38,506	365,985	83,282	11,196	(83,840)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	749,366	1,574,375	2,248,006	2,889,286	830,692	1,142,644
Cost of investments sold	749,366	1,680,716	2,329,319	1,801,983	880,564	1,031,774
Realized gains (losses) on fund
shares	—	(106,341)	(81,313)	1,087,303	(49,872)	110,870
Realized gain distributions	—	—	—	98,215	180,593	1,191,061
Net realized gains (losses)	—	(106,341)	(81,313)	1,185,518	130,721	1,301,931
Change in unrealized gains
(losses)	—	6,586	(764,921)	(3,679,766)	(793,165)	(2,292,222)
Net realized and change in
unrealized gains (losses) on
investments	—	(99,755)	(846,234)	(2,494,248)	(662,444)	(990,291)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$4,345	$(61,249)	$(480,249)	$(2,410,966)	$(651,248)	$(1,074,131)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Mid Cap Growth	Invesco V.I. S&P 500 Index	Invesco V.I. Technology	Invesco V.I. Value Opportunities	Invesco V.I. American Franchise II	Invesco V.I. American Value II
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$509,651	$—	$19,117	$—	$31,722
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(82,944)	(476,105)	(39,037)	(80,194)	(312,169)	(254,778)
Administrative expense	(6,384)	(33,833)	(2,980)	(6,120)	(28,751)	(32,419)
Net investment income (loss)	(89,328)	(287)	(42,017)	(67,197)	(340,920)	(255,475)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	1,322,631	7,534,019	472,415	1,034,572	4,629,609	3,553,600
Cost of investments sold	995,933	5,459,632	292,895	1,042,924	2,583,862	2,982,417
Realized gains (losses) on fund
shares	326,698	2,074,387	179,520	(8,352)	2,045,747	571,183
Realized gain distributions	666,975	2,517,940	131,848	613,327	1,199,420	2,288,019
Net realized gains (losses)	993,673	4,592,327	311,368	604,975	3,245,167	2,859,202
Change in unrealized gains
(losses)	(1,261,345)	(6,506,370)	(282,276)	(1,751,548)	(3,588,422)	(4,721,503)
Net realized and change in
unrealized gains (losses) on
investments	(267,672)	(1,914,043)	29,092	(1,146,573)	(343,255)	(1,862,301)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(357,000)	$(1,914,330)	$(12,925)	$(1,213,770)	$(684,175)	$(2,117,776)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Comstock II	Invesco V.I. Core Equity II	Invesco V.I. Core Plus Bond II	Invesco V.I. Diversified Dividend II	Invesco V.I. Equity and Income II	Invesco V.I. Global Core Equity II
NET INVESTMENT INCOME (LOSS)
Dividends	$947,522	$—	$3,699	$552,787	$459,457	$91,157
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1,093,815)	(18,069)	(1,710)	(433,010)	(370,397)	(187,883)
Administrative expense	(107,251)	(1,816)	(108)	(33,873)	(39,446)	(15,313)
Net investment income (loss)	(253,544)	(19,885)	1,881	85,904	49,614	(112,039)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	14,469,824	185,515	2,069	4,845,993	4,714,188	1,822,558
Cost of investments sold	9,580,241	151,797	2,370	2,876,274	3,824,114	1,424,925
Realized gains (losses) on fund
shares	4,889,583	33,718	(301)	1,969,719	890,074	397,633
Realized gain distributions	6,517,217	69,661	—	886,950	1,020,839	—
Net realized gains (losses)	11,406,800	103,379	(301)	2,856,669	1,910,913	397,633
Change in unrealized gains
(losses)	(19,869,093)	(200,852)	(6,323)	(5,400,403)	(4,527,136)	(2,235,260)
Net realized and change in
unrealized gains (losses) on
investments	(8,462,293)	(97,473)	(6,624)	(2,543,734)	(2,616,223)	(1,837,627)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(8,715,837)	$(117,358)	$(4,743)	$(2,457,830)	$(2,566,609)	$(1,949,666)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Government Money Market II	Invesco V.I. Government Securities II	Invesco V.I. Growth and Income II	Invesco V.I. High Yield II	Invesco V.I. International Growth II	Invesco V.I. Managed Volatility II
NET INVESTMENT INCOME (LOSS)
Dividends	$6,242	$3,001	$616,700	$303,227	$30,454	$1,211
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(6,856)	(2,667)	(541,615)	(104,754)	(26,819)	(1,225)
Administrative expense	(490)	(156)	(69,244)	(8,828)	(3,128)	(82)
Net investment income (loss)	(1,104)	178	5,841	189,645	507	(96)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	71,610	15,909	8,550,665	1,115,212	486,722	10,992
Cost of investments sold	71,610	17,236	7,585,194	1,182,457	414,240	12,347
Realized gains (losses) on fund
shares	—	(1,327)	965,471	(67,245)	72,482	(1,355)
Realized gain distributions	—	—	3,241,942	—	11,946	2,903
Net realized gains (losses)	—	(1,327)	4,207,413	(67,245)	84,428	1,548
Change in unrealized gains
(losses)	—	(1,325)	(9,301,320)	(462,208)	(381,943)	(11,995)
Net realized and change in
unrealized gains (losses) on
investments	—	(2,652)	(5,093,907)	(529,453)	(297,515)	(10,447)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,104)	$(2,474)	$(5,088,066)	$(339,808)	$(297,008)	$(10,543)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)	Alliance Bernstein Variable Product Series Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Invesco V.I. Mid Cap Core Equity II	Invesco V.I. Mid Cap Growth II	Invesco V.I. S&P 500 Index II	Invesco V.I. Technology II	Invesco V.I. Value Opportunities II	AB VPS Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$1,076	$—	$580,731	$—	$—	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(15,248)	(112,257)	(760,594)	(107)	(47,097)	(231,532)
Administrative expense	(1,553)	(10,339)	(64,852)	(7)	(5,529)	(20,933)
Net investment income (loss)	(15,725)	(122,596)	(244,715)	(114)	(52,626)	(252,465)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	154,619	1,415,918	9,662,659	410	459,760	2,621,690
Cost of investments sold	146,892	1,168,385	6,736,770	256	448,980	1,701,877
Realized gains (losses) on fund
shares	7,727	247,533	2,925,889	154	10,780	919,813
Realized gain distributions	137,863	763,468	3,458,129	346	310,600	1,862,413
Net realized gains (losses)	145,590	1,011,001	6,384,018	500	321,380	2,782,226
Change in unrealized gains
(losses)	(249,831)	(1,328,034)	(8,843,846)	(506)	(898,510)	(2,106,171)
Net realized and change in
unrealized gains (losses) on
investments	(104,241)	(317,033)	(2,459,828)	(6)	(577,130)	676,055

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(119,966)	$(439,629)	$(2,704,543)	$(120)	$(629,756)	$423,590

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	Alliance Bernstein Variable Product Series Fund	American Century Variable Portfolios, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AB VPS Growth & Income	AB VPS International Value	AB VPS Large Cap Growth	AB VPS Small/Mid Cap Value	AB VPS Value	American Century VP International
NET INVESTMENT INCOME (LOSS)
Dividends	$297,551	$70,973	$—	$21,037	$5,473	$85
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(644,863)	(99,798)	(238,257)	(147,919)	(8,975)	(91)
Administrative expense	(46,446)	(12,411)	(17,436)	(18,265)	(1,062)	(7)
Net investment income (loss)	(393,758)	(41,236)	(255,693)	(145,147)	(4,564)	(13)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	7,087,684	1,096,483	2,978,375	2,251,843	106,750	103
Cost of investments sold	5,136,037	1,117,390	1,828,460	1,889,410	76,335	70
Realized gains (losses) on fund
shares	1,951,647	(20,907)	1,149,915	362,433	30,415	33
Realized gain distributions	4,523,054	—	1,722,923	748,735	—	438
Net realized gains (losses)	6,474,701	(20,907)	2,872,838	1,111,168	30,415	471
Change in unrealized gains
(losses)	(8,835,648)	(1,583,195)	(2,392,285)	(2,483,558)	(116,140)	(1,568)
Net realized and change in
unrealized gains (losses) on
investments	(2,360,947)	(1,604,102)	480,553	(1,372,390)	(85,725)	(1,097)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(2,754,705)	$(1,645,338)	$224,860	$(1,517,537)	$(90,289)	$(1,110)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series I*	Deutsche DWS Variable Series II*
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	DWS Bond VIP (Class A)*	DWS Capital Growth VIP (Class A)*	DWS Core Equity VIP (Class A)*	DWS CROCI® International VIP (Class A)*	DWS Global Small Cap VIP (Class A)*	DWS Global Income Builder VIP (Class A)*
NET INVESTMENT INCOME (LOSS)
Dividends	$8,461	$10,545	$10,965	$1,818	$2,185	$36,874
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(729)	(5,950)	(2,440)	(697)	(3,192)	(3,523)
Administrative expense	(545)	(4,358)	(1,745)	(495)	(2,299)	(2,566)
Net investment income (loss)	7,187	237	6,780	626	(3,306)	30,785

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	30,866	240,898	142,411	21,312	104,604	464,601
Cost of investments sold	32,693	184,035	128,649	27,215	118,673	443,674
Realized gains (losses) on fund
shares	(1,827)	56,863	13,762	(5,903)	(14,069)	20,927
Realized gain distributions	—	134,037	163,636	—	102,967	89,287
Net realized gains (losses)	(1,827)	190,900	177,398	(5,903)	88,898	110,214
Change in unrealized gains
(losses)	(11,767)	(204,989)	(211,241)	(19,218)	(242,084)	(188,004)
Net realized and change in
unrealized gains (losses) on
investments	(13,594)	(14,089)	(33,843)	(25,121)	(153,186)	(77,790)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(6,407)	$(13,852)	$(27,063)	$(24,495)	$(156,492)	$(47,005)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Deutsche DWS Variable Series II*	Deutsche DWS Variable Series II*	Dreyfus Stock Index Fund, Inc.	Dreyfus Variable Investment Fund	Dreyfus Variable Investment Fund	Federated Insurance Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	DWS Government Money Market VIP (Class A)*	DWS Small Mid Cap Growth VIP (Class A)*	Dreyfus Stock Index Fund, Inc. (Initial Shares)	VIF Government Money Market	VIF Growth & Income	Federated Government Money Fund II
NET INVESTMENT INCOME (LOSS)
Dividends	$1,148	$—	$4,114	$2,360	$172	$36,099
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(372)	(1,503)	(3,293)	(2,410)	(281)	(38,335)
Administrative expense	(269)	(1,093)	(249)	(189)	(21)	(2,940)
Net investment income (loss)	507	(2,596)	572	(239)	(130)	(5,176)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	79,287	87,814	9,316	55,036	5,462	456,618
Cost of investments sold	79,287	72,420	5,653	55,036	4,328	456,618
Realized gains (losses) on fund
shares	—	15,394	3,663	—	1,134	—
Realized gain distributions	—	114,579	5,549	—	2,031	—
Net realized gains (losses)	—	129,973	9,212	—	3,165	—
Change in unrealized gains
(losses)	—	(173,456)	(23,980)	—	(3,874)	—
Net realized and change in
unrealized gains (losses) on
investments	—	(43,483)	(14,768)	—	(709)	—

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$507	$(46,079)	$(14,196)	$(239)	$(839)	$(5,176)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Contrafund	VIP Equity-Income	VIP Government Money Market	VIP Growth	VIP High Income	VIP Index 500
NET INVESTMENT INCOME (LOSS)
Dividends	$31,236	$12,865	$388,191	$7,817	$14,888	$61,722
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(56,090)	(7,705)	(305,552)	(42,131)	(3,466)	(43,919)
Administrative expense	(4,460)	(578)	(22,315)	(3,295)	(283)	(3,413)
Net investment income (loss)	(29,314)	4,582	60,324	(37,609)	11,139	14,390

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	257,319	39,234	11,385,443	481,827	125,788	500,325
Cost of investments sold	191,778	36,980	11,385,443	344,913	134,242	259,159
Realized gains (losses) on fund
shares	65,541	2,254	—	136,914	(8,454)	241,166
Realized gain distributions	377,103	26,339	—	462,525	—	16,355
Net realized gains (losses)	442,644	28,593	—	599,439	(8,454)	257,521
Change in unrealized gains
(losses)	(735,837)	(88,352)	—	(583,818)	(14,808)	(440,516)
Net realized and change in
unrealized gains (losses) on
investments	(293,193)	(59,759)	—	15,621	(23,262)	(182,995)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(322,507)	$(55,177)	$60,324	$(21,988)	$(12,123)	$(168,605)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Investment Grade Bond	VIP Overseas	VIP Contrafund (Service Class 2)	VIP Equity-Income (Service Class 2)	VIP Freedom 2010 Portfolio (Service Class 2)	VIP Freedom 2020 Portfolio (Service Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$16,563	$8,003	$122,084	$9,638	$42,726	$39,829
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(7,984)	(7,567)	(417,253)	(6,947)	(44,157)	(45,754)
Administrative expense	(686)	(573)	(54,619)	(469)	(5,902)	(5,872)
Net investment income (loss)	7,893	(137)	(349,788)	2,222	(7,333)	(11,797)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	59,727	106,138	6,317,367	29,189	468,821	449,513
Cost of investments sold	60,838	91,315	5,273,001	28,273	393,265	389,459
Realized gains (losses) on fund
shares	(1,111)	14,823	1,044,366	916	75,556	60,054
Realized gain distributions	4,321	—	2,644,024	22,111	88,811	93,154
Net realized gains (losses)	3,210	14,823	3,688,390	23,027	164,367	153,208
Change in unrealized gains
(losses)	(24,224)	(105,139)	(5,343,569)	(71,931)	(330,313)	(381,840)
Net realized and change in
unrealized gains (losses) on
investments	(21,014)	(90,316)	(1,655,179)	(48,904)	(165,946)	(228,632)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(13,121)	$(90,453)	$(2,004,967)	$(46,682)	$(173,279)	$(240,429)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP Freedom 2030 Portfolio (Service Class 2)	VIP Freedom Income Portfolio (Service Class 2)	VIP Government Money Market (Service Class 2)	VIP Growth (Service Class 2)	VIP Growth & Income (Service Class 2)	VIP Growth Opportunities (Service Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$10,187	$11,142	$450,602	$53	$8,579	$1,505
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(19,083)	(11,537)	(500,489)	(1,963)	(66,393)	(23,997)
Administrative expense	(2,509)	(1,487)	(48,440)	(130)	(8,209)	(3,164)
Net investment income (loss)	(11,405)	(1,882)	(98,327)	(2,040)	(66,023)	(25,656)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	835,444	179,934	10,064,963	16,657	1,136,906	723,183
Cost of investments sold	666,364	168,567	10,064,963	9,947	836,368	653,377
Realized gains (losses) on fund
shares	169,080	11,367	—	6,710	300,538	69,806
Realized gain distributions	34,231	8,896	—	18,198	259,515	95,398
Net realized gains (losses)	203,311	20,263	—	24,908	560,053	165,204
Change in unrealized gains
(losses)	(280,851)	(49,234)	—	(23,647)	(907,614)	9,885
Net realized and change in
unrealized gains (losses) on
investments	(77,540)	(28,971)	—	1,261	(347,561)	175,089

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(88,945)	$(30,853)	$(98,327)	$(779)	$(413,584)	$149,433

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2)	Franklin Templeton Variable Insurance Products Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIP High Income (Service Class 2)	VIP Index 500 (Service Class 2)	VIP Investment Grade Bond (Service Class 2)	VIP Mid Cap (Service Class 2)	VIP Overseas (Service Class 2)	Franklin Flex Cap Growth VIP (Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$97,240	$189,889	$13	$34,847	$102	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(27,840)	(190,588)	(8)	(131,378)	(126)	(18,373)
Administrative expense	(3,332)	(24,107)	—	(16,991)	(6)	(2,316)
Net investment income (loss)	66,068	(24,806)	5	(113,522)	(30)	(20,689)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	510,955	4,123,222	11	1,913,685	528	516,431
Cost of investments sold	542,408	2,855,181	13	1,739,369	446	573,957
Realized gains (losses) on fund
shares	(31,453)	1,268,041	(2)	174,316	82	(57,526)
Realized gain distributions	—	68,101	4	817,023	—	210,043
Net realized gains (losses)	(31,453)	1,336,142	2	991,339	82	152,517
Change in unrealized gains
(losses)	(128,216)	(1,992,626)	(20)	(2,187,155)	(1,364)	(92,758)
Net realized and change in
unrealized gains (losses) on
investments	(159,669)	(656,484)	(18)	(1,195,816)	(1,282)	59,759

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(93,601)	$(681,290)	$(13)	$(1,309,338)	$(1,312)	$39,070

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin Growth and Income VIP (Class 2)	Franklin Income VIP (Class 2)	Franklin Large Cap Growth VIP (Class 2)	Franklin Mutual Global Discovery VIP (Class 2)	Franklin Mutual Shares VIP (Class 2)	Franklin Small Cap Value VIP (Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$456,183	$3,443,254	$—	$185,704	$939,870	$164,773
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(270,062)	(1,039,319)	(269,972)	(116,646)	(601,301)	(268,661)
Administrative expense	(35,872)	(115,682)	(35,542)	(15,656)	(70,141)	(32,820)
Net investment income (loss)	150,249	2,288,253	(305,514)	53,402	268,428	(136,708)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	3,466,739	12,924,150	6,176,238	1,637,337	8,643,238	3,938,977
Cost of investments sold	3,094,201	12,502,410	4,866,476	1,704,090	7,692,154	3,740,481
Realized gains (losses) on fund
shares	372,538	421,740	1,309,762	(66,753)	951,084	198,496
Realized gain distributions	503,186	—	1,488,751	98,388	1,463,493	2,806,123
Net realized gains (losses)	875,724	421,740	2,798,513	31,635	2,414,577	3,004,619
Change in unrealized gains
(losses)	(2,097,046)	(6,655,420)	(2,481,868)	(1,064,693)	(6,657,654)	(5,378,514)
Net realized and change in
unrealized gains (losses) on
investments	(1,221,322)	(6,233,680)	316,645	(1,033,058)	(4,243,077)	(2,373,895)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,071,073)	$(3,945,427)	$11,131	$(979,656)	$(3,974,649)	$(2,510,603)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Franklin Small-Mid Cap Growth VIP (Class 2)	Franklin U.S. Government Securities VIP (Class 2)	Templeton Developing Markets VIP (Class 2)	Templeton Foreign VIP (Class 2)	Templeton Global Bond VIP (Class 2)	Templeton Growth VIP (Class 2)
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$230,880	$62,424	$1,023,694	$—	$12,121
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(9,761)	(121,104)	(109,309)	(567,362)	(12,967)	(8,103)
Administrative expense	(1,245)	(16,416)	(13,913)	(65,177)	(1,350)	(615)
Net investment income (loss)	(11,006)	93,360	(60,798)	391,155	(14,317)	3,403

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	50,798	2,453,225	1,527,459	7,760,790	140,742	147,947
Cost of investments sold	50,195	2,645,956	1,497,740	7,712,255	140,190	129,100
Realized gains (losses) on fund
shares	603	(192,731)	29,719	48,535	552	18,847
Realized gain distributions	70,396	—	—	—	—	51,332
Net realized gains (losses)	70,999	(192,731)	29,719	48,535	552	70,179
Change in unrealized gains
(losses)	(103,335)	(30,169)	(1,293,261)	(7,036,186)	17,723	(166,624)
Net realized and change in
unrealized gains (losses) on
investments	(32,336)	(222,900)	(1,263,542)	(6,987,651)	18,275	(96,445)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(43,342)	$(129,540)	$(1,324,340)	$(6,596,496)	$3,958	$(93,042)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Goldman Sachs Variable Insurance Trust	Janus Aspen Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VIT Large Cap Value	VIT Mid Cap Value	VIT Small Cap Equity Insights	VIT Strategic Growth	VIT U.S. Equity Insights	Janus Henderson VIT Forty (Institutional Shares)*
NET INVESTMENT INCOME (LOSS)
Dividends	$21,663	$20,776	$16,894	$43	$39,280	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(29,370)	(26,243)	(59,414)	(147)	(52,875)	(39)
Administrative expense	(3,604)	(3,460)	(7,258)	(10)	(6,594)	(3)
Net investment income (loss)	(11,311)	(8,927)	(49,778)	(114)	(20,189)	(42)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	616,250	641,712	1,090,352	398	788,461	13,479
Cost of investments sold	699,626	601,520	996,216	257	557,132	9,186
Realized gains (losses) on fund
shares	(83,376)	40,192	94,136	141	231,329	4,293
Realized gain distributions	92,827	188,420	506,230	4,327	460,271	259
Net realized gains (losses)	9,451	228,612	600,366	4,468	691,600	4,552
Change in unrealized gains
(losses)	(154,794)	(406,584)	(845,423)	(4,585)	(884,902)	(3,468)
Net realized and change in
unrealized gains (losses) on
investments	(145,343)	(177,972)	(245,057)	(117)	(193,302)	1,084

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(156,654)	$(186,899)	$(294,835)	$(231)	$(213,491)	$1,042

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Lazard Retirement Series, Inc.	Legg Mason Partners Variable Equity Trust	Lord Abbett Series Fund	Lord Abbett Series Fund	Lord Abbett Series Fund	Lord Abbett Series Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Lazard Retirement Emerging Markets Equity	ClearBridge Variable Large Cap Value Portfolio I	Bond-Debenture	Fundamental Equity	Growth and Income	Growth Opportunities
NET INVESTMENT INCOME (LOSS)
Dividends	$2	$8	$463,652	$43,227	$100,797	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(1)	(7)	(164,694)	(46,314)	(113,853)	(73,467)
Administrative expense	—	—	(21,921)	(6,023)	(15,117)	(10,007)
Net investment income (loss)	1	1	277,037	(9,110)	(28,173)	(83,474)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	2	12	2,500,177	818,697	2,006,386	1,201,568
Cost of investments sold	2	10	2,433,655	770,469	1,614,166	1,136,944
Realized gains (losses) on fund
shares	—	2	66,522	48,228	392,220	64,624
Realized gain distributions	—	34	239,683	437,908	583,827	1,059,010
Net realized gains (losses)	—	36	306,205	486,136	976,047	1,123,634
Change in unrealized gains
(losses)	(24)	(89)	(1,207,216)	(769,831)	(1,661,255)	(1,212,966)
Net realized and change in
unrealized gains (losses) on
investments	(24)	(53)	(901,011)	(283,695)	(685,208)	(89,332)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(23)	$(52)	$(623,974)	$(292,805)	$(713,381)	$(172,806)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Lord Abbett Series Fund	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust	MFS Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Mid-Cap Stock	MFS Growth	MFS Investors Trust	MFS New Discovery	MFS Research	MFS Total Return Bond
NET INVESTMENT INCOME (LOSS)
Dividends	$62,421	$797	$4,948	$—	$3,420	$28,689
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(151,905)	(11,380)	(10,520)	(14,445)	(6,713)	(9,668)
Administrative expense	(19,396)	(876)	(804)	(1,192)	(497)	(834)
Net investment income (loss)	(108,880)	(11,459)	(6,376)	(15,637)	(3,790)	18,187

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	2,366,129	152,474	68,971	270,422	46,106	50,860
Cost of investments sold	2,098,558	88,572	47,361	188,761	33,569	50,022
Realized gains (losses) on fund
shares	267,571	63,902	21,610	81,661	12,537	838
Realized gain distributions	298,433	59,157	34,387	146,393	56,488	—
Net realized gains (losses)	566,004	123,059	55,997	228,054	69,025	838
Change in unrealized gains
(losses)	(2,049,892)	(90,117)	(100,511)	(211,786)	(89,770)	(38,376)
Net realized and change in
unrealized gains (losses) on
investments	(1,483,888)	32,942	(44,514)	16,268	(20,745)	(37,538)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,592,768)	$21,483	$(50,890)	$631	$(24,535)	$(19,351)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	MFS Variable Insurance Trust	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)	MFS Variable Insurance Trust (Service Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS Utilities	MFS Growth (Service Class)	MFS Investors Trust (Service Class)	MFS New Discovery Series (Service Class)*	MFS Research (Service Class)	MFS Utilities (Service Class)
NET INVESTMENT INCOME (LOSS)
Dividends	$2,823	$—	$601	$—	$181	$3,906
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(3,290)	(1,003)	(1,923)	(1,063)	(577)	(6,971)
Administrative expense	(251)	(65)	(134)	(75)	(40)	(481)
Net investment income (loss)	(718)	(1,068)	(1,456)	(1,138)	(436)	(3,546)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	22,680	46,686	11,139	11,532	1,349	111,119
Cost of investments sold	18,911	34,496	7,431	8,794	797	91,199
Realized gains (losses) on fund
shares	3,769	12,190	3,708	2,738	552	19,920
Realized gain distributions	980	3,606	6,054	10,805	4,653	1,786
Net realized gains (losses)	4,749	15,796	9,762	13,543	5,205	21,706
Change in unrealized gains
(losses)	(4,559)	(11,933)	(16,968)	(13,257)	(7,076)	(20,626)
Net realized and change in
unrealized gains (losses) on
investments	190	3,863	(7,206)	286	(1,871)	1,080

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(528)	$2,795	$(8,662)	$(852)	$(2,307)	$(2,466)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	MFS Variable Insurance Trust II	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	MFS High Yield	Morgan Stanley VIF Core Plus Fixed Income	Morgan Stanley VIF Emerging Markets Equity	Morgan Stanley VIF Global Infrastructure	Morgan Stanley VIF Global Strategist	Morgan Stanley VIF Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$11,410	$4,175	$65,207	$1,008,542	$590,607	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,523)	(2,369)	(217,706)	(429,328)	(687,898)	(424,420)
Administrative expense	(219)	(165)	(14,108)	(31,378)	(45,126)	(32,078)
Net investment income (loss)	8,668	1,641	(166,607)	547,836	(142,417)	(456,498)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	44,024	13,680	2,605,568	6,525,199	8,897,777	6,550,655
Cost of investments sold	47,108	13,438	2,202,258	7,351,482	8,359,792	4,452,345
Realized gains (losses) on fund
shares	(3,084)	242	403,310	(826,283)	537,985	2,098,310
Realized gain distributions	—	—	—	1,258,744	2,265,214	5,174,739
Net realized gains (losses)	(3,084)	242	403,310	432,461	2,803,199	7,273,049
Change in unrealized gains
(losses)	(14,459)	(5,636)	(3,033,168)	(3,999,149)	(6,583,021)	(4,995,083)
Net realized and change in
unrealized gains (losses) on
investments	(17,543)	(5,394)	(2,629,858)	(3,566,688)	(3,779,822)	2,277,966

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(8,875)	$(3,753)	$(2,796,465)	$(3,018,852)	$(3,922,239)	$1,821,468

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley VIF Mid Cap Growth	Morgan Stanley VIF U.S. Real Estate	Morgan Stanley VIF Emerging Markets Debt (Class II)	Morgan Stanley VIF Emerging Markets Equity (Class II)	Morgan Stanley VIF Global Franchise (Class II)	Morgan Stanley VIF Global Infrastructure (Class II)
NET INVESTMENT INCOME (LOSS)
Dividends	$—	$348,586	$326,973	$14,970	$252,825	$271,820
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(198,264)	(203,978)	(82,666)	(56,846)	(367,656)	(158,160)
Administrative expense	(12,483)	(12,875)	(11,035)	(7,331)	(46,774)	(10,702)
Net investment income (loss)	(210,747)	131,733	233,272	(49,207)	(161,605)	102,958

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	2,541,650	2,261,597	1,256,177	1,152,582	4,834,862	1,683,614
Cost of investments sold	2,228,438	1,682,448	1,374,539	1,005,225	5,328,723	1,907,010
Realized gains (losses) on fund
shares	313,212	579,149	(118,362)	147,357	(493,861)	(223,396)
Realized gain distributions	2,645,373	—	—	—	3,977,105	369,796
Net realized gains (losses)	2,958,585	579,149	(118,362)	147,357	3,483,244	146,400
Change in unrealized gains
(losses)	(1,707,554)	(1,924,163)	(642,055)	(869,072)	(4,010,270)	(1,188,862)
Net realized and change in
unrealized gains (losses) on
investments	1,251,031	(1,345,014)	(760,417)	(721,715)	(527,026)	(1,042,462)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$1,040,284	$(1,213,281)	$(527,145)	$(770,922)	$(688,631)	$(939,504)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Insurance Fund, Inc. (Class II)	Morgan Stanley Variable Investment Series	Morgan Stanley Variable Investment Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Morgan Stanley VIF Global Strategist (Class II)	Morgan Stanley VIF Growth (Class II)	Morgan Stanley VIF Mid Cap Growth (Class II)	Morgan Stanley VIF U.S. Real Estate (Class II)	European Equity*	Income Plus
NET INVESTMENT INCOME (LOSS)
Dividends	$184,485	$—	$—	$547,340	$507,809	$1,338,016
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(289,667)	(84,901)	(181,454)	(330,087)	(223,960)	(512,719)
Administrative expense	(22,381)	(11,096)	(23,054)	(43,271)	(15,835)	(37,576)
Net investment income (loss)	(127,563)	(95,997)	(204,508)	173,982	268,014	787,721

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	3,160,420	1,379,641	3,812,656	4,289,074	21,613,759	8,084,298
Cost of investments sold	2,981,107	890,950	3,130,653	3,260,414	22,965,833	8,077,783
Realized gains (losses) on fund
shares	179,313	488,691	682,003	1,028,660	(1,352,074)	6,515
Realized gain distributions	781,090	1,118,571	2,491,473	—	—	826,315
Net realized gains (losses)	960,403	1,607,262	3,173,476	1,028,660	(1,352,074)	832,830
Change in unrealized gains
(losses)	(2,245,419)	(1,173,536)	(1,711,516)	(3,364,524)	(1,238,884)	(3,862,996)
Net realized and change in
unrealized gains (losses) on
investments	(1,285,016)	433,726	1,461,960	(2,335,864)	(2,590,958)	(3,030,166)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,412,579)	$337,729	$1,257,452	$(2,161,882)	$(2,322,944)	$(2,242,445)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Morgan Stanley Variable Investment Series	Morgan Stanley Variable Investment Series	Morgan Stanley Variable Investment Series (Class Y Shares)	Morgan Stanley Variable Investment Series (Class Y Shares)	Morgan Stanley Variable Investment Series (Class Y Shares)	Morgan Stanley Variable Investment Series (Class Y Shares)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Limited Duration*	Multi Cap Growth	European Equity (Class Y Shares)*	Income Plus (Class Y Shares)	Limited Duration (Class Y Shares)*	Multi Cap Growth (Class Y Shares)
NET INVESTMENT INCOME (LOSS)
Dividends	$72,426	$—	$116,566	$1,352,400	$242,638	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(49,556)	(2,784,866)	(72,703)	(670,811)	(243,433)	(907,671)
Administrative expense	(3,632)	(189,616)	(5,421)	(63,342)	(19,793)	(70,658)
Net investment income (loss)	19,238	(2,974,482)	38,442	618,247	(20,588)	(978,329)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	5,139,719	37,731,157	5,777,276	9,095,782	20,169,028	10,465,987
Cost of investments sold	5,956,290	27,880,074	6,120,184	9,152,597	23,778,875	7,738,494
Realized gains (losses) on fund
shares	(816,571)	9,851,083	(342,908)	(56,815)	(3,609,847)	2,727,493
Realized gain distributions	—	56,140,199	—	911,475	—	15,186,501
Net realized gains (losses)	(816,571)	65,991,282	(342,908)	854,660	(3,609,847)	17,913,994
Change in unrealized gains
(losses)	716,714	(38,893,111)	(335,574)	(4,169,998)	3,216,114	(10,779,952)
Net realized and change in
unrealized gains (losses) on
investments	(99,857)	27,098,171	(678,482)	(3,315,338)	(393,733)	7,134,042

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(80,619)	$24,123,689	$(640,040)	$(2,697,091)	$(414,321)	$6,155,713

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Neuberger Berman Advisors Management Trust	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	AMT Large Cap Value	Oppenheimer Capital Appreciation	Oppenheimer Conservative Balanced	Oppenheimer Discovery Mid Cap Growth	Oppenheimer Global	Oppenheimer Global Strategic Income
NET INVESTMENT INCOME (LOSS)
Dividends	$297	$9,418	$17,971	$—	$23,940	$61,006
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(370)	(37,763)	(12,276)	(9,225)	(30,091)	(16,520)
Administrative expense	(25)	(2,957)	(924)	(663)	(2,455)	(1,231)
Net investment income (loss)	(98)	(31,302)	4,771	(9,888)	(8,606)	43,255

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	657	216,393	94,360	100,134	358,347	301,952
Cost of investments sold	590	170,661	82,832	77,085	245,593	311,815
Realized gains (losses) on fund
shares	67	45,732	11,528	23,049	112,754	(9,863)
Realized gain distributions	2,641	221,492	21,250	93,613	169,257	—
Net realized gains (losses)	2,708	267,224	32,778	116,662	282,011	(9,863)
Change in unrealized gains
(losses)	(3,249)	(426,964)	(99,403)	(143,718)	(617,484)	(105,644)
Net realized and change in
unrealized gains (losses) on
investments	(541)	(159,740)	(66,625)	(27,056)	(335,473)	(115,507)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(639)	$(191,042)	$(61,854)	$(36,944)	$(344,079)	$(72,252)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Main Street	Oppenheimer Main Street Small Cap	Oppenheimer Total Return Bond	Oppenheimer Capital Appreciation (SS)	Oppenheimer Conservative Balanced (SS)	Oppenheimer Discovery Mid Cap Growth (SS)
NET INVESTMENT INCOME (LOSS)
Dividends	$14,063	$3,957	$15,995	$—	$101,659	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(16,959)	(17,150)	(5,649)	(225,729)	(85,814)	(87,881)
Administrative expense	(1,235)	(1,323)	(469)	(30,162)	(11,263)	(11,281)
Net investment income (loss)	(4,131)	(14,516)	9,877	(255,891)	4,582	(99,162)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	186,683	128,354	64,746	3,073,191	1,304,121	1,305,539
Cost of investments sold	150,281	102,005	79,130	2,409,304	1,233,032	983,783
Realized gains (losses) on fund
shares	36,402	26,349	(14,384)	663,887	71,089	321,756
Realized gain distributions	105,774	162,972	—	1,223,804	139,688	860,403
Net realized gains (losses)	142,176	189,321	(14,384)	1,887,691	210,777	1,182,159
Change in unrealized gains
(losses)	(244,520)	(314,936)	(7,169)	(2,573,007)	(621,435)	(1,470,524)
Net realized and change in
unrealized gains (losses) on
investments	(102,344)	(125,615)	(21,553)	(685,316)	(410,658)	(288,365)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(106,475)	$(140,131)	$(11,676)	$(941,207)	$(406,076)	$(387,527)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	Oppenheimer Variable Account Funds (Service Shares ("SS"))	PIMCO Variable Insurance Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	Oppenheimer Global (SS)	Oppenheimer Global Strategic Income (SS)	Oppenheimer Main Street (SS)	Oppenheimer Main Street Small Cap (SS)	Oppenheimer Total Return Bond (SS)	PIMCO VIT Commodity Real Return Strategy (Advisor Shares)
NET INVESTMENT INCOME (LOSS)
Dividends	$55,470	$1,398,536	$251,842	$7,361	$337,692	$10,552
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(104,762)	(444,285)	(405,736)	(180,965)	(148,633)	(7,913)
Administrative expense	(14,112)	(59,853)	(52,823)	(23,865)	(21,068)	(1,022)
Net investment income (loss)	(63,404)	894,398	(206,717)	(197,469)	167,991	1,617

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	1,317,466	6,536,286	6,596,788	3,223,903	2,890,588	107,264
Cost of investments sold	909,110	6,853,170	5,207,437	2,565,424	3,226,997	228,658
Realized gains (losses) on fund
shares	408,356	(316,884)	1,389,351	658,479	(336,409)	(121,394)
Realized gain distributions	517,361	—	2,454,107	1,606,674	—	—
Net realized gains (losses)	925,717	(316,884)	3,843,458	2,265,153	(336,409)	(121,394)
Change in unrealized gains
(losses)	(1,894,265)	(2,520,856)	(6,008,151)	(3,277,112)	(175,638)	37,516
Net realized and change in
unrealized gains (losses) on
investments	(968,548)	(2,837,740)	(2,164,693)	(1,011,959)	(512,047)	(83,878)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,031,952)	$(1,943,342)	$(2,371,410)	$(1,209,428)	$(344,056)	$(82,261)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	PIMCO VIT Emerging Markets Bond (Advisor Shares)	PIMCO VIT International Bond (US Dollar-Hedged)*	PIMCO VIT Real Return (Advisor Shares)	PIMCO VIT Total Return	PIMCO VIT Total Return (Advisor Shares)	VT Diversified Income
NET INVESTMENT INCOME (LOSS)
Dividends	$21,540	$8	$80,332	$48	$192,383	$682,661
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(7,874)	(8)	(50,442)	(26)	(117,121)	(225,919)
Administrative expense	(1,025)	(1)	(6,493)	(3)	(15,131)	(206)
Net investment income (loss)	12,641	(1)	23,397	19	60,131	456,536

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	99,017	13	652,113	201	2,312,681	2,895,401
Cost of investments sold	106,682	12	681,302	207	2,359,140	3,498,192
Realized gains (losses) on fund
shares	(7,665)	1	(29,189)	(6)	(46,459)	(602,791)
Realized gain distributions	—	2	—	23	90,257	—
Net realized gains (losses)	(7,665)	3	(29,189)	17	43,798	(602,791)
Change in unrealized gains
(losses)	(41,454)	1	(132,208)	(75)	(301,385)	(181,675)
Net realized and change in
unrealized gains (losses) on
investments	(49,119)	4	(161,397)	(58)	(257,587)	(784,466)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(36,478)	$3	$(138,000)	$(39)	$(197,456)	$(327,930)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT Equity Income	VT George Putnam Balanced	VT Global Asset Allocation	VT Global Equity	VT Global Health Care	VT Global Utilities
NET INVESTMENT INCOME (LOSS)
Dividends	$1,169,007	$297,581	$341,326	$42,534	$207,671	$178,427
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(2,320,400)	(597,552)	(250,342)	(182,918)	(295,541)	(100,771)
Administrative expense	(72,494)	(24,577)	(11,399)	—	(5,634)	(1,365)
Net investment income (loss)	(1,223,887)	(324,548)	79,585	(140,384)	(93,504)	76,291

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	26,658,439	7,485,572	5,296,947	1,894,317	2,981,137	1,045,745
Cost of investments sold	20,568,341	6,148,833	4,862,721	1,438,850	2,796,638	1,208,281
Realized gains (losses) on fund
shares	6,090,098	1,336,739	434,226	455,467	184,499	(162,536)
Realized gain distributions	7,497,983	—	1,445,980	—	3,459,489	454,622
Net realized gains (losses)	13,588,081	1,336,739	1,880,206	455,467	3,643,988	292,086
Change in unrealized gains
(losses)	(27,146,971)	(2,773,829)	(3,368,032)	(2,034,490)	(3,838,858)	(511,310)
Net realized and change in
unrealized gains (losses) on
investments	(13,558,890)	(1,437,090)	(1,487,826)	(1,579,023)	(194,870)	(219,224)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(14,782,777)	$(1,761,638)	$(1,408,241)	$(1,719,407)	$(288,374)	$(142,933)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT Government Money Market	VT Growth Opportunities	VT High Yield	VT Income	VT International Equity	VT International Growth
NET INVESTMENT INCOME (LOSS)
Dividends	$392,577	$—	$1,249,506	$1,434,505	$760,458	$—
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(480,823)	(1,430,746)	(300,277)	(648,251)	(790,016)	(133,327)
Administrative expense	(52,202)	(49,318)	(19,689)	(41,655)	(40,475)	—
Net investment income (loss)	(140,448)	(1,480,064)	929,540	744,599	(70,033)	(133,327)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	12,928,389	16,123,195	3,699,282	8,655,402	8,463,928	1,621,306
Cost of investments sold	12,928,389	11,996,179	3,955,815	9,403,036	8,304,847	1,194,719
Realized gains (losses) on fund
shares	—	4,127,016	(256,533)	(747,634)	159,081	426,587
Realized gain distributions	—	5,991,769	—	—	—	785,257
Net realized gains (losses)	—	10,118,785	(256,533)	(747,634)	159,081	1,211,844
Change in unrealized gains
(losses)	—	(6,855,623)	(1,804,062)	(634,752)	(11,284,994)	(2,910,466)
Net realized and change in
unrealized gains (losses) on
investments	—	3,263,162	(2,060,595)	(1,382,386)	(11,125,913)	(1,698,622)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(140,448)	$1,783,098	$(1,131,055)	$(637,787)	$(11,195,946)	$(1,831,949)

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust	Putnam Variable Trust
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
	VT International Value	VT Mortgage Securities*	VT Multi-Cap Core*	VT Research	VT Small Cap Growth*	VT Small Cap Value
NET INVESTMENT INCOME (LOSS)
Dividends	$201,352	$301,784	$516,732	$—	$—	$126,863
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(135,334)	(149,557)	(649,553)	(297,265)	(48,025)	(462,618)
Administrative expense	(1)	—	(14,238)	(2,879)	—	(11,214)
Net investment income (loss)	66,017	152,227	(147,059)	(300,144)	(48,025)	(346,969)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	1,566,233	2,149,975	6,758,816	3,875,012	557,461	4,619,959
Cost of investments sold	1,724,586	2,544,099	4,467,677	1,822,854	550,392	5,311,859
Realized gains (losses) on fund
shares	(158,353)	(394,124)	2,291,139	2,052,158	7,069	(691,900)
Realized gain distributions	—	—	4,459,377	—	496,570	9,685,906
Net realized gains (losses)	(158,353)	(394,124)	6,750,516	2,052,158	503,639	8,994,006
Change in unrealized gains
(losses)	(1,745,180)	(12,087)	(10,332,999)	(2,810,486)	(930,573)	(15,121,956)
Net realized and change in
unrealized gains (losses) on
investments	(1,903,533)	(406,211)	(3,582,483)	(758,328)	(426,934)	(6,127,950)

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(1,837,516)	$(253,984)	$(3,729,542)	$(1,058,472)	$(474,959)	$(6,474,919)

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	Putnam Variable Trust	Putnam Variable Trust	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
	Sub-Account	Sub-Account	Sub-Account
	VT Sustainable Future*	VT Sustainable Leaders*	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
NET INVESTMENT INCOME (LOSS)
Dividends	$33,273	$—	$465
Charges from Allstate Life
Insurance Company:
Mortality and expense risk	(81,805)	(1,021,896)	(269)
Administrative expense	—	(11,087)	(23)
Net investment income (loss)	(48,532)	(1,032,983)	173

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
shares:
Proceeds from sales	954,487	10,529,326	17,860
Cost of investments sold	798,892	7,005,337	16,638
Realized gains (losses) on fund
shares	155,595	3,523,989	1,222
Realized gain distributions	190,930	9,231,958	4,921
Net realized gains (losses)	346,525	12,755,947	6,143
Change in unrealized gains
(losses)	(622,613)	(13,066,663)	(5,536)
Net realized and change in
unrealized gains (losses) on
investments	(276,088)	(310,716)	607

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS	$(324,620)	$(1,343,699)	$780

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Academic Strategies Asset Allocation		AST Advanced Strategies		AST Balanced Asset Allocation
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(62,118)	$(71,752)	$(29,943)	$(37,752)	$(85,227)	$(102,137)
Net realized gains (losses)	295,986	196,917	299,453	147,369	931,517	563,531
Change in unrealized gains (losses)	(555,974)	282,221	(390,438)	201,240	(1,157,535)	422,548
Increase (decrease) in net assets from operations	(322,106)	407,386	(120,928)	310,857	(311,245)	883,942

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,010	1,350	—	—	48,209	6,650
Benefit payments	—	—	—	—	(353)	(310)
Payments on termination	(307,088)	(641,470)	(557,224)	(293,572)	(1,423,626)	(1,303,223)
Contract Maintenance Charge	(11,040)	(11,813)	(9,460)	(9,086)	(32,725)	(40,470)
Transfers among the sub-accounts and with the
Fixed Account - net	(810,066)	166,115	(6,153)	8,871	(546,613)	59,293
Increase (decrease) in net assets from contract
transactions	(1,127,184)	(485,818)	(572,837)	(293,787)	(1,955,108)	(1,278,060)

INCREASE (DECREASE) IN NET ASSETS	(1,449,290)	(78,432)	(693,765)	17,070	(2,266,353)	(394,118)
NET ASSETS AT BEGINNING OF PERIOD	4,015,244	4,093,676	2,210,529	2,193,459	6,947,330	7,341,448
NET ASSETS AT END OF PERIOD	$2,565,954	$4,015,244	$1,516,764	$2,210,529	$4,680,977	$6,947,330

UNITS OUTSTANDING
Units outstanding at beginning of period	335,226	376,458	139,366	159,319	454,135	547,239
Units issued	12,688	27,151	10,199	5,092	8,892	9,926
Units redeemed	(109,450)	(68,383)	(48,038)	(25,045)	(134,980)	(103,030)
Units outstanding at end of period	238,464	335,226	101,527	139,366	328,047	454,135

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST BlackRock Global Strategies		AST BlackRock Low Duration Bond		AST BlackRock/Loomis Sayles Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(201)	$(595)	$(1,085)	$(1,259)	$(941)	$(989)
Net realized gains (losses)	759	5,573	(256)	(129)	410	737
Change in unrealized gains (losses)	(233)	(2,583)	816	1,832	(955)	2,565
Increase (decrease) in net assets from operations	325	2,395	(525)	444	(1,486)	2,313

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	(264)	(291)	(569)	(629)
Payments on termination	(95,943)	(17,630)	(15,992)	(3,608)	(1,763)	(5,492)
Contract Maintenance Charge	(6)	—	(21)	(28)	(24)	(26)
Transfers among the sub-accounts and with the
Fixed Account - net	95,341	(270)	1	12,286	(373)	728
Increase (decrease) in net assets from contract
transactions	(608)	(17,900)	(16,276)	8,359	(2,729)	(5,419)

INCREASE (DECREASE) IN NET ASSETS	(283)	(15,505)	(16,801)	8,803	(4,215)	(3,106)
NET ASSETS AT BEGINNING OF PERIOD	4,105	19,610	97,932	89,129	75,593	78,699
NET ASSETS AT END OF PERIOD	$3,822	$4,105	$81,131	$97,932	$71,378	$75,593

UNITS OUTSTANDING
Units outstanding at beginning of period	323	1,710	8,524	7,759	5,365	5,758
Units issued	7,688	7,766	—	1,102	71	141
Units redeemed	(7,689)	(9,153)	(1,425)	(337)	(269)	(534)
Units outstanding at end of period	322	323	7,099	8,524	5,167	5,365

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Bond Portfolio 2018*		AST Bond Portfolio 2019		AST Bond Portfolio 2022
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,985)	$(5,538)	$(5,537)	$(5,961)	$(1,910)	$(2,120)
Net realized gains (losses)	48,109	8,645	(3,640)	(203)	27	18,636
Change in unrealized gains (losses)	(46,877)	(6,080)	4,889	2,604	6,453	(15,579)
Increase (decrease) in net assets from operations	(1,753)	(2,973)	(4,288)	(3,560)	4,570	937

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(1,026)	(64,580)	(55,971)	—	(1,026)	(147,790)
Contract Maintenance Charge	(210)	(210)	(35)	(35)	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(346,423)	—	—	1	287,795	(1)
Increase (decrease) in net assets from contract
transactions	(347,659)	(64,790)	(56,006)	(34)	286,769	(147,791)

INCREASE (DECREASE) IN NET ASSETS	(349,412)	(67,763)	(60,294)	(3,594)	291,339	(146,854)
NET ASSETS AT BEGINNING OF PERIOD	349,412	417,175	312,631	316,225	—	146,854
NET ASSETS AT END OF PERIOD	$—	$349,412	$252,337	$312,631	$291,339	$—

UNITS OUTSTANDING
Units outstanding at beginning of period	25,615	30,311	23,461	23,464	—	12,219
Units issued	1	—	—	—	24,342	—
Units redeemed	(25,616)	(4,696)	(4,089)	(3)	(87)	(12,219)
Units outstanding at end of period	—	25,615	19,372	23,461	24,255	—

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Bond Portfolio 2023		AST Bond Portfolio 2024		AST Bond Portfolio 2026
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,341)	$(850)	$(723)	$(851)	$(11,889)	$(11,672)
Net realized gains (losses)	107	130	60	2,971	(20,677)	(8,846)
Change in unrealized gains (losses)	1,484	831	(400)	(1,990)	8,785	32,782
Increase (decrease) in net assets from operations	250	111	(1,063)	130	(23,781)	12,264

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	—	—	—	(30,000)	(443,289)	(21,437)
Contract Maintenance Charge	(70)	(70)	(35)	(35)	(266)	(276)
Transfers among the sub-accounts and with the
Fixed Account - net	59,482	—	—	(1)	249,594	(134,917)
Increase (decrease) in net assets from contract
transactions	59,412	(70)	(35)	(30,036)	(193,961)	(156,630)

INCREASE (DECREASE) IN NET ASSETS	59,662	41	(1,098)	(29,906)	(217,742)	(144,366)
NET ASSETS AT BEGINNING OF PERIOD	56,748	56,707	50,090	79,996	650,072	794,438
NET ASSETS AT END OF PERIOD	$116,410	$56,748	$48,992	$50,090	$432,330	$650,072

UNITS OUTSTANDING
Units outstanding at beginning of period	5,444	5,450	4,960	7,935	64,672	79,536
Units issued	5,929	—	—	—	59,908	39,112
Units redeemed	(8)	(6)	(4)	(2,975)	(80,750)	(53,976)
Units outstanding at end of period	11,365	5,444	4,956	4,960	43,830	64,672

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Bond Portfolio 2027		AST Capital Growth Asset Allocation		AST Cohen & Steers Realty
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,634)	$(3,608)	$(65,115)	$(79,369)	$(154)	$(158)
Net realized gains (losses)	(3,666)	(8,873)	639,249	389,553	157	115
Change in unrealized gains (losses)	1,162	19,347	(813,587)	366,908	(636)	476
Increase (decrease) in net assets from operations	(4,138)	6,866	(239,453)	677,092	(633)	433

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	4,140	4,140	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(84,188)	(171,614)	(1,599,835)	(736,414)	(353)	(224)
Contract Maintenance Charge	(77)	(107)	(12,550)	(12,961)	(10)	(14)
Transfers among the sub-accounts and with the
Fixed Account - net	33,399	(58,323)	127,415	641,414	(112)	175
Increase (decrease) in net assets from contract
transactions	(50,866)	(230,044)	(1,480,830)	(103,821)	(475)	(63)

INCREASE (DECREASE) IN NET ASSETS	(55,004)	(223,178)	(1,720,283)	573,271	(1,108)	370
NET ASSETS AT BEGINNING OF PERIOD	109,368	332,546	4,984,650	4,411,379	10,120	9,750
NET ASSETS AT END OF PERIOD	$54,364	$109,368	$3,264,367	$4,984,650	$9,012	$10,120

UNITS OUTSTANDING
Units outstanding at beginning of period	10,987	33,602	333,941	341,624	594	598
Units issued	10,184	15,007	40,943	89,630	21	26
Units redeemed	(15,569)	(37,622)	(141,715)	(97,313)	(49)	(30)
Units outstanding at end of period	5,602	10,987	233,169	333,941	566	594

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Fidelity Institutional AMSM Quantitative*		AST Global Real Estate		AST Goldman Sachs Large-Cap Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(17,758)	$(22,628)	$(29)	$(32)	$(1,277)	$(1,261)
Net realized gains (losses)	74,497	112,984	211	139	372	1,005
Change in unrealized gains (losses)	(164,543)	106,349	(293)	69	(6,926)	6,250
Increase (decrease) in net assets from operations	(107,804)	196,705	(111)	176	(7,831)	5,994

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	(840)	(890)
Payments on termination	(93,743)	(227,037)	(362)	(261)	(43)	(3,948)
Contract Maintenance Charge	(5,130)	(5,394)	(10)	(13)	(14)	(15)
Transfers among the sub-accounts and with the
Fixed Account - net	(142,599)	(114,631)	—	(1)	—	1
Increase (decrease) in net assets from contract
transactions	(241,472)	(347,062)	(372)	(275)	(897)	(4,852)

INCREASE (DECREASE) IN NET ASSETS	(349,276)	(150,357)	(483)	(99)	(8,728)	1,142
NET ASSETS AT BEGINNING OF PERIOD	1,298,383	1,448,740	2,088	2,187	78,899	77,757
NET ASSETS AT END OF PERIOD	$949,107	$1,298,383	$1,605	$2,088	$70,171	$78,899

UNITS OUTSTANDING
Units outstanding at beginning of period	98,360	126,896	151	173	5,725	6,082
Units issued	5,942	13,441	—	—	—	—
Units redeemed	(25,260)	(41,977)	(26)	(22)	(61)	(357)
Units outstanding at end of period	79,042	98,360	125	151	5,664	5,725

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Goldman Sachs Mid-Cap Growth		AST Goldman Sachs Multi-Asset		AST Goldman Sachs Small-Cap Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,415)	$(1,384)	$(5,536)	$(6,378)	$(40)	$(91)
Net realized gains (losses)	9,333	767	7,488	9,795	113	3,915
Change in unrealized gains (losses)	(12,578)	26,217	(34,254)	37,258	(447)	(3,485)
Increase (decrease) in net assets from operations	(4,660)	25,600	(32,302)	40,675	(374)	339

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(519)	(491)	—	—	—	—
Payments on termination	(22,820)	(929)	(8,744)	(2,904)	(143)	(6,515)
Contract Maintenance Charge	(19)	(18)	(836)	(834)	(15)	(15)
Transfers among the sub-accounts and with the
Fixed Account - net	(645)	724	(13,356)	(99,846)	1	(4)
Increase (decrease) in net assets from contract
transactions	(24,003)	(714)	(22,936)	(103,584)	(157)	(6,534)

INCREASE (DECREASE) IN NET ASSETS	(28,663)	24,886	(55,238)	(62,909)	(531)	(6,195)
NET ASSETS AT BEGINNING OF PERIOD	125,244	100,358	394,411	457,320	2,591	8,786
NET ASSETS AT END OF PERIOD	$96,581	$125,244	$339,173	$394,411	$2,060	$2,591

UNITS OUTSTANDING
Units outstanding at beginning of period	5,829	5,863	29,220	38,058	106	386
Units issued	62	105	515	14,231	—	—
Units redeemed	(1,125)	(139)	(2,346)	(23,069)	(6)	(280)
Units outstanding at end of period	4,766	5,829	27,389	29,220	100	106

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Government Money Market		AST High Yield		AST Hotchkis & Wiley Large-Cap Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,421)	$(5,490)	$(316)	$(313)	$(16)	$(12)
Net realized gains (losses)	—	—	203	489	5	4
Change in unrealized gains (losses)	—	—	(749)	1,541	(184)	204
Increase (decrease) in net assets from operations	(1,421)	(5,490)	(862)	1,717	(195)	196

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	4	—	—	—	—
Benefit payments	(811,274)	(314,728)	(357)	(382)	—	—
Payments on termination	(124,546)	(572)	(79)	(804)	—	—
Contract Maintenance Charge	(41)	(41)	(20)	(20)	(2)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	811,277	226,058	454	(505)	1	—
Increase (decrease) in net assets from contract
transactions	(124,584)	(89,279)	(2)	(1,711)	(1)	(2)

INCREASE (DECREASE) IN NET ASSETS	(126,005)	(94,769)	(864)	6	(196)	194
NET ASSETS AT BEGINNING OF PERIOD	363,490	458,259	27,944	27,938	1,277	1,083
NET ASSETS AT END OF PERIOD	$237,485	$363,490	$27,080	$27,944	$1,081	$1,277

UNITS OUTSTANDING
Units outstanding at beginning of period	40,871	51,054	1,672	1,777	80	80
Units issued	45,569	33,339	27	—	—	—
Units redeemed	(58,914)	(43,522)	(27)	(105)	—	—
Units outstanding at end of period	27,526	40,871	1,672	1,672	80	80

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST International Growth		AST International Value		AST Investment Grade Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(571)	$(545)	$(544)	$(649)	$(32,718)	$(30,982)
Net realized gains (losses)	1,040	1,189	926	1,071	22,866	69,761
Change in unrealized gains (losses)	(7,087)	12,126	(7,602)	9,754	18,210	25,522
Increase (decrease) in net assets from operations	(6,618)	12,770	(7,220)	10,176	8,358	64,301

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(987)	(4,817)	(6,543)	(12,636)	(142,107)	(142,140)
Contract Maintenance Charge	(26)	(26)	(19)	(19)	(19,066)	(18,581)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,194)	1,238	—	—	2,606,072	(1,059,767)
Increase (decrease) in net assets from contract
transactions	(2,207)	(3,605)	(6,562)	(12,655)	2,444,899	(1,220,488)

INCREASE (DECREASE) IN NET ASSETS	(8,825)	9,165	(13,782)	(2,479)	2,453,257	(1,156,187)
NET ASSETS AT BEGINNING OF PERIOD	49,009	39,844	48,460	50,939	1,525,966	2,682,153
NET ASSETS AT END OF PERIOD	$40,184	$49,009	$34,678	$48,460	$3,979,223	$1,525,966

UNITS OUTSTANDING
Units outstanding at beginning of period	4,088	4,446	4,557	5,804	93,877	169,581
Units issued	314	439	—	—	195,393	7,697
Units redeemed	(489)	(797)	(613)	(1,247)	(40,337)	(83,401)
Units outstanding at end of period	3,913	4,088	3,944	4,557	248,933	93,877

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST J.P. Morgan Global Thematic		AST J.P. Morgan International Equity		AST J.P. Morgan Strategic Opportunities
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,907)	$(2,280)	$(1,815)	$(917)	$(35,139)	$(41,625)
Net realized gains (losses)	7,170	4,759	1,723	246	197,623	65,985
Change in unrealized gains (losses)	(25,195)	16,593	(19,707)	14,770	(304,001)	225,977
Increase (decrease) in net assets from operations	(20,932)	19,072	(19,799)	14,099	(141,517)	250,337

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	1,835	1,835
Benefit payments	—	—	—	—	—	—
Payments on termination	(108,111)	(9,838)	(6,500)	(296)	(168,426)	(126,323)
Contract Maintenance Charge	(983)	(645)	(4)	(4)	(10,395)	(10,585)
Transfers among the sub-accounts and with the
Fixed Account - net	205,803	29,333	1	50,000	(602,533)	129,920
Increase (decrease) in net assets from contract
transactions	96,709	18,850	(6,503)	49,700	(779,519)	(5,153)

INCREASE (DECREASE) IN NET ASSETS	75,777	37,922	(26,302)	63,799	(921,036)	245,184
NET ASSETS AT BEGINNING OF PERIOD	150,902	112,980	111,122	47,323	2,676,829	2,431,645
NET ASSETS AT END OF PERIOD	$226,679	$150,902	$84,820	$111,122	$1,755,793	$2,676,829

UNITS OUTSTANDING
Units outstanding at beginning of period	9,735	8,323	9,775	5,208	199,774	199,597
Units issued	15,016	15,478	—	4,594	9,668	18,500
Units redeemed	(8,975)	(14,066)	(534)	(27)	(71,209)	(18,323)
Units outstanding at end of period	15,776	9,735	9,241	9,775	138,233	199,774

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Loomis Sayles Large-Cap Growth		AST Lord Abbett Core Fixed Income*		AST MFS Global Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,720)	$(2,579)	$(405)	$(606)	$(586)	$(709)
Net realized gains (losses)	10,395	12,917	7,769	594	4,954	5,809
Change in unrealized gains (losses)	(14,420)	40,213	(8,557)	1,105	(9,657)	7,985
Increase (decrease) in net assets from operations	(6,745)	50,551	(1,193)	1,093	(5,289)	13,085

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(2,521)	(2,342)	(427)	(631)	(963)	(974)
Payments on termination	(13,917)	(22,503)	—	(2,320)	(9,736)	(12,476)
Contract Maintenance Charge	(43)	(40)	(15)	(24)	(2)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	(129)	(105)	(47,957)	(1)	1	(1)
Increase (decrease) in net assets from contract
transactions	(16,610)	(24,990)	(48,399)	(2,976)	(10,700)	(13,453)

INCREASE (DECREASE) IN NET ASSETS	(23,355)	25,561	(49,592)	(1,883)	(15,989)	(368)
NET ASSETS AT BEGINNING OF PERIOD	195,270	169,709	49,592	51,475	60,519	60,887
NET ASSETS AT END OF PERIOD	$171,915	$195,270	$—	$49,592	$44,530	$60,519

UNITS OUTSTANDING
Units outstanding at beginning of period	9,110	10,362	3,563	3,777	3,222	3,973
Units issued	1	—	—	—	—	—
Units redeemed	(733)	(1,252)	(3,563)	(214)	(574)	(751)
Units outstanding at end of period	8,378	9,110	—	3,563	2,648	3,222

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST MFS Growth		AST Neuberger Berman/LSV Mid-Cap Value		AST New Discovery Asset Allocation
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(44)	$(46)	$(314)	$(337)	$(3,824)	$(3,768)
Net realized gains (losses)	457	319	766	2,334	2,663	1,637
Change in unrealized gains (losses)	(351)	724	(4,578)	949	(17,401)	26,228
Increase (decrease) in net assets from operations	62	997	(4,126)	2,946	(18,562)	24,097

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(646)	(472)	(684)	(6,037)	(8,696)	(8,695)
Contract Maintenance Charge	(10)	(9)	(25)	(27)	(2)	(3)
Transfers among the sub-accounts and with the
Fixed Account - net	(1)	—	(554)	757	(723)	3,376
Increase (decrease) in net assets from contract
transactions	(657)	(481)	(1,263)	(5,307)	(9,421)	(5,322)

INCREASE (DECREASE) IN NET ASSETS	(595)	516	(5,389)	(2,361)	(27,983)	18,775
NET ASSETS AT BEGINNING OF PERIOD	4,041	3,525	24,902	27,263	191,495	172,720
NET ASSETS AT END OF PERIOD	$3,446	$4,041	$19,513	$24,902	$163,512	$191,495

UNITS OUTSTANDING
Units outstanding at beginning of period	190	215	1,202	1,479	13,743	14,151
Units issued	—	—	69	109	471	632
Units redeemed	(29)	(25)	(128)	(386)	(1,147)	(1,040)
Units outstanding at end of period	161	190	1,143	1,202	13,067	13,743

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Parametric Emerging Markets Equity		AST Preservation Asset Allocation		AST Prudential Growth Allocation
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(88)	$(155)	$(73,347)	$(94,614)	$(183,614)	$(188,468)
Net realized gains (losses)	48	2,483	596,311	256,896	1,182,002	228,855
Change in unrealized gains (losses)	(817)	460	(705,263)	347,597	(1,977,070)	1,608,586
Increase (decrease) in net assets from operations	(857)	2,788	(182,299)	509,879	(978,682)	1,648,973

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	6,500	650
Benefit payments	—	—	—	—	—	—
Payments on termination	(338)	(9,223)	(930,609)	(294,863)	(1,415,788)	(493,806)
Contract Maintenance Charge	(33)	(33)	(23,890)	(25,824)	(73,854)	(71,652)
Transfers among the sub-accounts and with the
Fixed Account - net	—	(1)	(1,037,095)	182,846	(2,309,393)	1,912,913
Increase (decrease) in net assets from contract
transactions	(371)	(9,257)	(1,991,594)	(137,841)	(3,792,535)	1,348,105

INCREASE (DECREASE) IN NET ASSETS	(1,228)	(6,469)	(2,173,893)	372,038	(4,771,217)	2,997,078
NET ASSETS AT BEGINNING OF PERIOD	5,993	12,462	6,218,978	5,846,940	13,651,917	10,654,839
NET ASSETS AT END OF PERIOD	$4,765	$5,993	$4,045,085	$6,218,978	$8,880,700	$13,651,917

UNITS OUTSTANDING
Units outstanding at beginning of period	576	1,454	430,542	438,782	984,750	879,480
Units issued	—	—	13,880	141,526	50,923	171,493
Units redeemed	(34)	(878)	(153,244)	(149,766)	(333,433)	(66,223)
Units outstanding at end of period	542	576	291,178	430,542	702,240	984,750

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST QMA US Equity Alpha		AST RCM World Trends		AST Small-Cap Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(616)	$(609)	$(22,371)	$(23,296)	$(10)	$(9)
Net realized gains (losses)	5,296	2,203	199,276	35,487	140	32
Change in unrealized gains (losses)	(9,245)	8,820	(284,253)	165,992	(157)	109
Increase (decrease) in net assets from operations	(4,565)	10,414	(107,348)	178,183	(27)	132

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(1,204)	(1,156)	—	—	—	—
Payments on termination	(5,888)	(2,085)	(51,164)	(93,119)	—	—
Contract Maintenance Charge	(11)	(10)	(3,349)	(3,808)	(2)	(2)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,593)	1,992	(425,432)	42,493	(283)	416
Increase (decrease) in net assets from contract
transactions	(8,696)	(1,259)	(479,945)	(54,434)	(285)	414

INCREASE (DECREASE) IN NET ASSETS	(13,261)	9,155	(587,293)	123,749	(312)	546
NET ASSETS AT BEGINNING OF PERIOD	59,690	50,535	1,403,671	1,279,922	843	297
NET ASSETS AT END OF PERIOD	$46,429	$59,690	$816,378	$1,403,671	$531	$843

UNITS OUTSTANDING
Units outstanding at beginning of period	2,885	2,946	103,956	108,183	38	16
Units issued	173	233	2,616	12,402	30	59
Units redeemed	(589)	(294)	(39,195)	(16,629)	(41)	(37)
Units outstanding at end of period	2,469	2,885	67,377	103,956	27	38

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST Small-Cap Growth Opportunities		AST Small-Cap Value		AST Templeton Global Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(295)	$(264)	$(417)	$(420)	$(311)	$(462)
Net realized gains (losses)	938	869	406	1,856	7	46
Change in unrealized gains (losses)	(3,211)	4,506	(6,011)	402	444	1,043
Increase (decrease) in net assets from operations	(2,568)	5,111	(6,022)	1,838	140	627

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(585)	(535)	—	—	—	—
Payments on termination	(231)	(939)	(31)	(4,335)	(1,221)	(18,922)
Contract Maintenance Charge	(13)	(13)	(9)	(10)	(11)	(14)
Transfers among the sub-accounts and with the
Fixed Account - net	(659)	699	(273)	310	(119)	167
Increase (decrease) in net assets from contract
transactions	(1,488)	(788)	(313)	(4,035)	(1,351)	(18,769)

INCREASE (DECREASE) IN NET ASSETS	(4,056)	4,323	(6,335)	(2,197)	(1,211)	(18,142)
NET ASSETS AT BEGINNING OF PERIOD	24,021	19,698	33,613	35,810	22,828	40,970
NET ASSETS AT END OF PERIOD	$19,965	$24,021	$27,278	$33,613	$21,617	$22,828

UNITS OUTSTANDING
Units outstanding at beginning of period	1,254	1,296	1,679	1,900	1,981	3,549
Units issued	74	123	37	46	29	37
Units redeemed	(145)	(165)	(52)	(267)	(144)	(1,605)
Units outstanding at end of period	1,183	1,254	1,664	1,679	1,866	1,981

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST T. Rowe Price Asset Allocation		AST T. Rowe Price Large-Cap Growth		AST T. Rowe Price Large-Cap Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(64,942)	$(72,019)	$(84)	$(206)	$(248)	$(238)
Net realized gains (losses)	420,075	212,255	312	13,517	146	214
Change in unrealized gains (losses)	(606,345)	406,495	(20)	(7,519)	(1,855)	2,465
Increase (decrease) in net assets from operations	(251,212)	546,731	208	5,792	(1,957)	2,441

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	375	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(580,428)	(365,668)	—	(19,325)	(43)	(801)
Contract Maintenance Charge	(12,670)	(13,024)	(8)	(7)	(12)	(12)
Transfers among the sub-accounts and with the
Fixed Account - net	(592,386)	182,160	(378)	539	(296)	309
Increase (decrease) in net assets from contract
transactions	(1,185,484)	(196,157)	(386)	(18,793)	(351)	(504)

INCREASE (DECREASE) IN NET ASSETS	(1,436,696)	350,574	(178)	(13,001)	(2,308)	1,937
NET ASSETS AT BEGINNING OF PERIOD	4,399,125	4,048,551	6,737	19,738	18,324	16,387
NET ASSETS AT END OF PERIOD	$2,962,429	$4,399,125	$6,559	$6,737	$16,016	$18,324

UNITS OUTSTANDING
Units outstanding at beginning of period	279,563	291,441	255	1,011	1,433	1,472
Units issued	11,858	33,683	34	67	57	74
Units redeemed	(89,940)	(45,561)	(48)	(823)	(83)	(113)
Units outstanding at end of period	201,481	279,563	241	255	1,407	1,433

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		Advanced Series Trust		Advanced Series Trust
	Sub-Account		Sub-Account		Sub-Account
	AST T. Rowe Price Natural Resources		AST WEDGE Capital Mid-Cap Value		AST Wellington Management Hedged Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(573)	$(584)	$(525)	$(566)	$(3,728)	$(3,688)
Net realized gains (losses)	(185)	—	332	6,182	2,269	10,636
Change in unrealized gains (losses)	(6,497)	4,269	(6,186)	280	(13,729)	19,217
Increase (decrease) in net assets from operations	(7,255)	3,685	(6,379)	5,896	(15,188)	26,165

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	—	—	—	—
Payments on termination	(3,643)	(3,460)	—	(8,770)	(2,748)	(33,732)
Contract Maintenance Charge	(23)	(26)	—	—	(392)	(372)
Transfers among the sub-accounts and with the
Fixed Account - net	(604)	707	—	—	(12,561)	30,986
Increase (decrease) in net assets from contract
transactions	(4,270)	(2,779)	—	(8,770)	(15,701)	(3,118)

INCREASE (DECREASE) IN NET ASSETS	(11,525)	906	(6,379)	(2,874)	(30,889)	23,047
NET ASSETS AT BEGINNING OF PERIOD	45,016	44,110	35,893	38,767	238,310	215,263
NET ASSETS AT END OF PERIOD	$33,491	$45,016	$29,514	$35,893	$207,421	$238,310

UNITS OUTSTANDING
Units outstanding at beginning of period	4,756	5,074	1,833	2,296	19,381	19,544
Units issued	143	204	—	—	716	6,208
Units redeemed	(590)	(522)	—	(463)	(2,076)	(6,371)
Units outstanding at end of period	4,309	4,756	1,833	1,833	18,021	19,381

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Advanced Series Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	AST Western Asset Core Plus Bond*		Invesco V.I. American Franchise		Invesco V.I. American Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(278)	$(120)	$(1,145,293)	$(1,057,348)	$(378,200)	$(288,949)
Net realized gains (losses)	92	122	9,776,257	10,502,646	5,151,381	1,138,712
Change in unrealized gains (losses)	64	614	(11,314,813)	7,490,040	(8,600,431)	1,652,937
Increase (decrease) in net assets from operations	(122)	616	(2,683,849)	16,935,338	(3,827,250)	2,502,700

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	400,161	50,762	92,117	5,340
Benefit payments	(751)	(679)	(3,100,468)	(2,321,720)	(1,533,619)	(997,039)
Payments on termination	(1,371)	—	(5,729,154)	(5,760,759)	(2,655,114)	(2,734,875)
Contract Maintenance Charge	(9)	—	(39,324)	(42,124)	(24,913)	(25,306)
Transfers among the sub-accounts and with the
Fixed Account - net	47,957	—	(1,147,287)	(1,942,457)	(502,942)	(225,414)
Increase (decrease) in net assets from contract
transactions	45,826	(679)	(9,616,072)	(10,016,298)	(4,624,471)	(3,977,294)

INCREASE (DECREASE) IN NET ASSETS	45,704	(63)	(12,299,921)	6,919,040	(8,451,721)	(1,474,594)
NET ASSETS AT BEGINNING OF PERIOD	11,925	11,988	76,637,621	69,718,581	32,375,972	33,850,566
NET ASSETS AT END OF PERIOD	$57,629	$11,925	$64,337,700	$76,637,621	$23,924,251	$32,375,972

UNITS OUTSTANDING
Units outstanding at beginning of period	846	895	3,914,946	4,453,672	1,258,991	1,422,236
Units issued	3,612	—	125,773	102,934	30,935	36,944
Units redeemed	(162)	(49)	(581,984)	(641,660)	(206,262)	(200,189)
Units outstanding at end of period	4,296	846	3,458,735	3,914,946	1,083,664	1,258,991

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Comstock		Invesco V.I. Core Equity		Invesco V.I. Core Plus Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$44,162	$154,492	$(331,624)	$(264,751)	$115,043	$122,530
Net realized gains (losses)	3,568,643	2,335,148	6,302,786	6,068,639	(162,234)	(108,482)
Change in unrealized gains (losses)	(6,335,734)	912,853	(11,846,607)	1,305,267	(173,543)	288,260
Increase (decrease) in net assets from operations	(2,722,929)	3,402,493	(5,875,445)	7,109,155	(220,734)	302,308

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,038	1,338	334,878	21,250	9,477	190
Benefit payments	(1,502,086)	(925,873)	(2,437,151)	(2,944,026)	(468,886)	(149,460)
Payments on termination	(1,819,254)	(1,944,993)	(4,684,747)	(4,743,268)	(558,237)	(461,497)
Contract Maintenance Charge	(8,337)	(9,100)	(29,717)	(32,909)	(1,814)	(1,993)
Transfers among the sub-accounts and with the
Fixed Account - net	1,997	(93,502)	(1,247,590)	(1,480,230)	232,014	11,459
Increase (decrease) in net assets from contract
transactions	(3,326,642)	(2,972,130)	(8,064,327)	(9,179,183)	(787,446)	(601,301)

INCREASE (DECREASE) IN NET ASSETS	(6,049,571)	430,363	(13,939,772)	(2,070,028)	(1,008,180)	(298,993)
NET ASSETS AT BEGINNING OF PERIOD	23,614,141	23,183,778	63,345,215	65,415,243	6,081,867	6,380,860
NET ASSETS AT END OF PERIOD	$17,564,570	$23,614,141	$49,405,443	$63,345,215	$5,073,687	$6,081,867

UNITS OUTSTANDING
Units outstanding at beginning of period	910,643	1,038,320	2,763,109	3,186,361	386,796	424,467
Units issued	48,230	55,130	80,855	51,530	32,840	25,708
Units redeemed	(176,931)	(182,807)	(417,412)	(474,782)	(86,490)	(63,379)
Units outstanding at end of period	781,942	910,643	2,426,552	2,763,109	333,146	386,796

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Diversified Dividend		Invesco V.I. Equity and Income		Invesco V.I. Global Core Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,062,749	$303,680	$151,738	$49,794	$(90,884)	$(75,856)
Net realized gains (losses)	13,290,693	14,832,901	1,552,546	995,602	970,810	671,837
Change in unrealized gains (losses)	(24,394,107)	(6,180,546)	(3,831,991)	1,023,117	(4,720,287)	4,418,307
Increase (decrease) in net assets from operations	(10,040,665)	8,956,035	(2,127,707)	2,068,513	(3,840,361)	5,014,288

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	209,586	47,488	21,052	268	43,117	1,816
Benefit payments	(7,810,534)	(6,149,913)	(1,477,569)	(1,025,446)	(2,027,175)	(1,559,439)
Payments on termination	(7,402,652)	(9,716,646)	(1,320,667)	(1,907,739)	(1,621,637)	(1,980,098)
Contract Maintenance Charge	(46,171)	(54,607)	(7,869)	(8,745)	(10,331)	(11,667)
Transfers among the sub-accounts and with the
Fixed Account - net	(2,353,595)	(1,902,442)	(412,597)	188,728	(392,450)	(460,135)
Increase (decrease) in net assets from contract
transactions	(17,403,366)	(17,776,120)	(3,197,650)	(2,752,934)	(4,008,476)	(4,009,523)

INCREASE (DECREASE) IN NET ASSETS	(27,444,031)	(8,820,085)	(5,325,357)	(684,421)	(7,848,837)	1,004,765
NET ASSETS AT BEGINNING OF PERIOD	127,535,775	136,355,860	22,734,253	23,418,674	26,771,715	25,766,950
NET ASSETS AT END OF PERIOD	$100,091,744	$127,535,775	$17,408,896	$22,734,253	$18,922,878	$26,771,715

UNITS OUTSTANDING
Units outstanding at beginning of period	2,308,762	2,662,332	1,044,895	1,180,287	982,203	1,145,543
Units issued	24,143	31,681	41,521	47,389	12,583	11,422
Units redeemed	(320,902)	(385,251)	(190,689)	(182,781)	(158,484)	(174,762)
Units outstanding at end of period	2,012,003	2,308,762	895,727	1,044,895	836,302	982,203

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Government Money Market		Invesco V.I. Government Securities		Invesco V.I. High Yield
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$4,345	$(30,954)	$38,506	$44,743	$365,985	$297,701
Net realized gains (losses)	—	—	(106,341)	(47,609)	(81,313)	(41,132)
Change in unrealized gains (losses)	—	—	6,586	40,388	(764,921)	305,224
Increase (decrease) in net assets from operations	4,345	(30,954)	(61,249)	37,522	(480,249)	561,793

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	11,461	—	23,638	—	135,516	1,955
Benefit payments	(72,213)	(151,530)	(696,665)	(310,606)	(732,089)	(429,616)
Payments on termination	(646,160)	(1,448,671)	(399,946)	(355,845)	(605,496)	(798,864)
Contract Maintenance Charge	(2,529)	(2,666)	(2,656)	(3,148)	(5,110)	(5,923)
Transfers among the sub-accounts and with the
Fixed Account - net	848,635	1,100,644	(5,733)	45,198	(117,573)	(54,427)
Increase (decrease) in net assets from contract
transactions	139,194	(502,223)	(1,081,362)	(624,401)	(1,324,752)	(1,286,875)

INCREASE (DECREASE) IN NET ASSETS	143,539	(533,177)	(1,142,611)	(586,879)	(1,805,001)	(725,082)
NET ASSETS AT BEGINNING OF PERIOD	3,317,458	3,850,635	6,426,463	7,013,342	11,289,293	12,014,375
NET ASSETS AT END OF PERIOD	$3,460,997	$3,317,458	$5,283,852	$6,426,463	$9,484,292	$11,289,293

UNITS OUTSTANDING
Units outstanding at beginning of period	303,782	351,454	395,004	432,738	593,611	659,375
Units issued	76,137	111,661	24,899	20,756	35,912	51,210
Units redeemed	(63,648)	(159,333)	(96,317)	(58,490)	(106,643)	(116,974)
Units outstanding at end of period	316,271	303,782	323,586	395,004	522,880	593,611

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. International Growth		Invesco V.I. Managed Volatility		Invesco V.I. Mid Cap Core Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$83,282	$3,594	$11,196	$(5,043)	$(83,840)	$(85,167)
Net realized gains (losses)	1,185,518	773,375	130,721	(78,702)	1,301,931	302,576
Change in unrealized gains (losses)	(3,679,766)	2,327,722	(793,165)	567,446	(2,292,222)	912,781
Increase (decrease) in net assets from operations	(2,410,966)	3,104,691	(651,248)	483,701	(1,074,131)	1,130,190

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	162,637	724	40,724	7,928	180	192
Benefit payments	(891,808)	(380,788)	(232,841)	(104,412)	(264,294)	(306,509)
Payments on termination	(1,184,193)	(949,952)	(414,574)	(247,952)	(468,788)	(319,705)
Contract Maintenance Charge	(6,042)	(6,745)	(1,855)	(2,014)	(2,338)	(2,534)
Transfers among the sub-accounts and with the
Fixed Account - net	(356,723)	(269,060)	102,703	398,427	(134,808)	(155,664)
Increase (decrease) in net assets from contract
transactions	(2,276,129)	(1,605,821)	(505,843)	51,977	(870,048)	(784,220)

INCREASE (DECREASE) IN NET ASSETS	(4,687,095)	1,498,870	(1,157,091)	535,678	(1,944,179)	345,970
NET ASSETS AT BEGINNING OF PERIOD	16,790,855	15,291,985	5,805,113	5,269,435	9,222,779	8,876,809
NET ASSETS AT END OF PERIOD	$12,103,760	$16,790,855	$4,648,022	$5,805,113	$7,278,600	$9,222,779

UNITS OUTSTANDING
Units outstanding at beginning of period	721,293	791,467	203,241	200,174	361,994	394,539
Units issued	19,819	15,678	9,033	25,751	6,687	7,828
Units redeemed	(125,042)	(85,852)	(26,501)	(22,684)	(42,253)	(40,373)
Units outstanding at end of period	616,070	721,293	185,773	203,241	326,428	361,994

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Mid Cap Growth		Invesco V.I. S&P 500 Index		Invesco V.I. Technology
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(89,328)	$(88,029)	$(287)	$45,022	$(42,017)	$(38,220)
Net realized gains (losses)	993,673	565,330	4,592,327	3,755,540	311,368	254,335
Change in unrealized gains (losses)	(1,261,345)	698,142	(6,506,370)	2,180,596	(282,276)	540,973
Increase (decrease) in net assets from operations	(357,000)	1,175,443	(1,914,330)	5,981,158	(12,925)	757,088

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	18,449	180	722,869	350,750	2,002	1,200
Benefit payments	(157,619)	(193,100)	(1,804,032)	(1,924,524)	(126,291)	(125,615)
Payments on termination	(715,285)	(214,430)	(2,867,347)	(1,415,408)	(239,260)	(148,336)
Contract Maintenance Charge	(1,944)	(2,166)	(10,393)	(11,313)	(1,368)	(1,334)
Transfers among the sub-accounts and with the
Fixed Account - net	212,853	(278,576)	1,023,399	433,478	15,216	14,244
Increase (decrease) in net assets from contract
transactions	(643,546)	(688,092)	(2,935,504)	(2,567,017)	(349,701)	(259,841)

INCREASE (DECREASE) IN NET ASSETS	(1,000,546)	487,351	(4,849,834)	3,414,141	(362,626)	497,247
NET ASSETS AT BEGINNING OF PERIOD	6,412,409	5,925,058	35,211,834	31,797,693	2,862,878	2,365,631
NET ASSETS AT END OF PERIOD	$5,411,863	$6,412,409	$30,362,000	$35,211,834	$2,500,252	$2,862,878

UNITS OUTSTANDING
Units outstanding at beginning of period	231,536	258,655	1,490,867	1,608,072	114,427	125,885
Units issued	20,323	4,489	171,506	102,391	2,942	3,131
Units redeemed	(43,807)	(31,608)	(287,435)	(219,596)	(15,428)	(14,589)
Units outstanding at end of period	208,052	231,536	1,374,938	1,490,867	101,941	114,427

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Value Opportunities		Invesco V.I. American Franchise II		Invesco V.I. American Value II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(67,197)	$(63,105)	$(340,920)	$(345,614)	$(255,475)	$(210,695)
Net realized gains (losses)	604,975	(39,736)	3,245,167	3,450,137	2,859,202	822,524
Change in unrealized gains (losses)	(1,751,548)	1,028,838	(3,588,422)	1,221,910	(4,721,503)	785,352
Increase (decrease) in net assets from operations	(1,213,770)	925,997	(684,175)	4,326,433	(2,117,776)	1,397,181

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	168	168	8,795	2,238	40,556	6,060
Benefit payments	(320,149)	(219,303)	(621,966)	(461,585)	(644,364)	(1,010,586)
Payments on termination	(267,652)	(174,849)	(2,631,489)	(2,042,836)	(1,434,511)	(2,508,592)
Contract Maintenance Charge	(2,216)	(2,428)	(38,218)	(36,161)	(52,253)	(48,635)
Transfers among the sub-accounts and with the
Fixed Account - net	(17,446)	(76,468)	(533,488)	(629,692)	(485,517)	(200,278)
Increase (decrease) in net assets from contract
transactions	(607,295)	(472,880)	(3,816,366)	(3,168,036)	(2,576,089)	(3,762,031)

INCREASE (DECREASE) IN NET ASSETS	(1,821,065)	453,117	(4,500,541)	1,158,397	(4,693,865)	(2,364,850)
NET ASSETS AT BEGINNING OF PERIOD	6,547,769	6,094,652	19,663,251	18,504,854	18,195,442	20,560,292
NET ASSETS AT END OF PERIOD	$4,726,704	$6,547,769	$15,162,710	$19,663,251	$13,501,577	$18,195,442

UNITS OUTSTANDING
Units outstanding at beginning of period	336,154	361,926	937,461	1,092,199	570,004	696,592
Units issued	18,703	8,112	18,538	30,926	25,104	25,221
Units redeemed	(50,345)	(33,884)	(182,977)	(185,664)	(103,135)	(151,809)
Units outstanding at end of period	304,512	336,154	773,022	937,461	491,973	570,004

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Comstock II		Invesco V.I. Core Equity II		Invesco V.I. Core Plus Bond II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(253,544)	$124,154	$(19,885)	$(12,536)	$1,881	$1,641
Net realized gains (losses)	11,406,800	8,009,381	103,379	145,570	(301)	(1,140)
Change in unrealized gains (losses)	(19,869,093)	2,519,258	(200,852)	(53)	(6,323)	4,275
Increase (decrease) in net assets from operations	(8,715,837)	10,652,793	(117,358)	132,981	(4,743)	4,776

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	56,220	32,811	—	—	—	—
Benefit payments	(3,037,609)	(2,184,693)	(105,404)	(83,584)	—	(4,658)
Payments on termination	(8,224,015)	(8,290,681)	(49,299)	(127,076)	(237)	(3,331)
Contract Maintenance Charge	(122,862)	(112,452)	(2,561)	(2,323)	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(638,070)	(2,061,735)	(2,074)	(129,847)	48	97
Increase (decrease) in net assets from contract
transactions	(11,966,336)	(12,616,750)	(159,338)	(342,830)	(189)	(7,892)

INCREASE (DECREASE) IN NET ASSETS	(20,682,173)	(1,963,957)	(276,696)	(209,849)	(4,932)	(3,116)
NET ASSETS AT BEGINNING OF PERIOD	75,227,087	77,191,044	1,179,319	1,389,168	111,199	114,315
NET ASSETS AT END OF PERIOD	$54,544,914	$75,227,087	$902,623	$1,179,319	$106,267	$111,199

UNITS OUTSTANDING
Units outstanding at beginning of period	2,939,701	3,478,924	66,426	85,386	7,963	8,531
Units issued	56,128	61,258	408	638	4	7
Units redeemed	(517,114)	(600,481)	(9,551)	(19,598)	(19)	(575)
Units outstanding at end of period	2,478,715	2,939,701	57,283	66,426	7,948	7,963

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Diversified Dividend II		Invesco V.I. Equity and Income II		Invesco V.I. Global Core Equity II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$85,904	$(87,370)	$49,614	$(67,990)	$(112,039)	$(105,985)
Net realized gains (losses)	2,856,669	3,231,416	1,910,913	1,376,488	397,633	296,202
Change in unrealized gains (losses)	(5,400,403)	(1,278,426)	(4,527,136)	919,485	(2,235,260)	2,114,421
Increase (decrease) in net assets from operations	(2,457,830)	1,865,620	(2,566,609)	2,227,983	(1,949,666)	2,304,638

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	50,237	60	68,840	18,413	16,679	—
Benefit payments	(944,339)	(1,428,575)	(603,176)	(1,103,046)	(427,543)	(296,868)
Payments on termination	(2,513,093)	(1,822,974)	(3,005,868)	(2,135,428)	(767,716)	(933,743)
Contract Maintenance Charge	(30,901)	(27,567)	(40,878)	(37,138)	(15,879)	(14,891)
Transfers among the sub-accounts and with the
Fixed Account - net	(345,058)	(395,849)	76,350	286,480	(223,359)	(299,306)
Increase (decrease) in net assets from contract
transactions	(3,783,154)	(3,674,905)	(3,504,732)	(2,970,719)	(1,417,818)	(1,544,808)

INCREASE (DECREASE) IN NET ASSETS	(6,240,984)	(1,809,285)	(6,071,341)	(742,736)	(3,367,484)	759,830
NET ASSETS AT BEGINNING OF PERIOD	29,140,317	30,949,602	25,930,750	26,673,486	12,763,907	12,004,077
NET ASSETS AT END OF PERIOD	$22,899,333	$29,140,317	$19,859,409	$25,930,750	$9,396,423	$12,763,907

UNITS OUTSTANDING
Units outstanding at beginning of period	1,418,006	1,601,206	1,125,111	1,259,043	766,717	867,357
Units issued	29,659	42,737	35,180	86,594	13,524	7,246
Units redeemed	(217,561)	(225,937)	(187,795)	(220,526)	(101,100)	(107,886)
Units outstanding at end of period	1,230,104	1,418,006	972,496	1,125,111	679,141	766,717

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Government Money Market II		Invesco V.I. Government Securities II		Invesco V.I. Growth and Income II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,104)	$(5,986)	$178	$7	$5,841	$(162,302)
Net realized gains (losses)	—	—	(1,327)	(4,837)	4,207,413	2,583,258
Change in unrealized gains (losses)	—	—	(1,325)	4,769	(9,301,320)	2,155,262
Increase (decrease) in net assets from operations	(1,104)	(5,986)	(2,474)	(61)	(5,088,066)	4,576,218

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	30,288	7,237
Benefit payments	(31,665)	(1,709)	—	(10,556)	(1,133,694)	(1,469,590)
Payments on termination	(2,628)	(2,217)	(12,987)	(55,005)	(4,980,470)	(3,959,002)
Contract Maintenance Charge	—	—	—	—	(109,941)	(98,221)
Transfers among the sub-accounts and with the
Fixed Account - net	—	(14,157)	33	418	(324,821)	(437,018)
Increase (decrease) in net assets from contract
transactions	(34,293)	(18,083)	(12,954)	(65,143)	(6,518,638)	(5,956,594)

INCREASE (DECREASE) IN NET ASSETS	(35,397)	(24,069)	(15,428)	(65,204)	(11,606,704)	(1,380,376)
NET ASSETS AT BEGINNING OF PERIOD	500,925	524,994	168,624	233,828	40,152,644	41,533,020
NET ASSETS AT END OF PERIOD	$465,528	$500,925	$153,196	$168,624	$28,545,940	$40,152,644

UNITS OUTSTANDING
Units outstanding at beginning of period	55,063	56,987	13,402	18,369	1,299,979	1,505,363
Units issued	3,277	12	11	881	50,253	48,471
Units redeemed	(7,028)	(1,936)	(1,009)	(5,848)	(265,958)	(253,855)
Units outstanding at end of period	51,312	55,063	12,404	13,402	1,084,274	1,299,979

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. High Yield II		Invesco V.I. International Growth II		Invesco V.I. Managed Volatility II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$189,645	$148,994	$507	$(8,642)	$(96)	$(372)
Net realized gains (losses)	(67,245)	(29,612)	84,428	82,463	1,548	(5,037)
Change in unrealized gains (losses)	(462,208)	181,501	(381,943)	308,051	(11,995)	14,705
Increase (decrease) in net assets from operations	(339,808)	300,883	(297,008)	381,872	(10,543)	9,296

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	15,266	306	—	—	—	—
Benefit payments	(328,691)	(285,445)	(6,329)	(7,540)	—	(31,751)
Payments on termination	(431,041)	(398,100)	(188,977)	(180,721)	(9,683)	(2,247)
Contract Maintenance Charge	(8,996)	(5,475)	(7,098)	(7,859)	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(36,726)	173,010	(70,406)	(194,130)	5	(7)
Increase (decrease) in net assets from contract
transactions	(790,188)	(515,704)	(272,810)	(390,250)	(9,678)	(34,005)

INCREASE (DECREASE) IN NET ASSETS	(1,129,996)	(214,821)	(569,818)	(8,378)	(20,221)	(24,709)
NET ASSETS AT BEGINNING OF PERIOD	6,948,115	7,162,936	1,960,288	1,968,666	92,495	117,204
NET ASSETS AT END OF PERIOD	$5,818,119	$6,948,115	$1,390,470	$1,960,288	$72,274	$92,495

UNITS OUTSTANDING
Units outstanding at beginning of period	545,572	581,882	153,727	188,233	3,403	4,644
Units issued	14,074	24,655	16,282	6,144	—	1
Units redeemed	(77,495)	(60,965)	(39,762)	(40,650)	(356)	(1,242)
Units outstanding at end of period	482,151	545,572	130,247	153,727	3,047	3,403

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Mid Cap Core Equity II		Invesco V.I. Mid Cap Growth II		Invesco V.I. S&P 500 Index II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(15,725)	$(16,525)	$(122,596)	$(122,903)	$(244,715)	$(167,082)
Net realized gains (losses)	145,590	59,587	1,011,001	716,707	6,384,018	5,757,469
Change in unrealized gains (losses)	(249,831)	95,128	(1,328,034)	733,048	(8,843,846)	2,836,084
Increase (decrease) in net assets from operations	(119,966)	138,190	(439,629)	1,326,852	(2,704,543)	8,426,471

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	650	650	21,534	62,030
Benefit payments	(4,864)	(47,893)	(175,004)	(137,572)	(1,397,758)	(860,868)
Payments on termination	(123,203)	(170,483)	(602,398)	(651,517)	(5,573,093)	(3,739,942)
Contract Maintenance Charge	(835)	(344)	(17,375)	(16,472)	(73,028)	(58,944)
Transfers among the sub-accounts and with the
Fixed Account - net	4,237	(129,264)	91,818	(512,360)	(512,422)	(655,124)
Increase (decrease) in net assets from contract
transactions	(124,665)	(347,984)	(702,309)	(1,317,271)	(7,534,767)	(5,252,848)

INCREASE (DECREASE) IN NET ASSETS	(244,631)	(209,794)	(1,141,938)	9,581	(10,239,310)	3,173,623
NET ASSETS AT BEGINNING OF PERIOD	1,038,119	1,247,913	7,137,540	7,127,959	50,231,430	47,057,807
NET ASSETS AT END OF PERIOD	$793,488	$1,038,119	$5,995,602	$7,137,540	$39,992,120	$50,231,430

UNITS OUTSTANDING
Units outstanding at beginning of period	49,373	66,570	282,616	338,530	2,392,687	2,658,934
Units issued	712	294	23,090	29,188	60,487	60,890
Units redeemed	(6,900)	(17,491)	(48,227)	(85,102)	(410,853)	(327,137)
Units outstanding at end of period	43,185	49,373	257,479	282,616	2,042,321	2,392,687

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)		Alliance Bernstein Variable Product Series Fund
	Sub-Account		Sub-Account		Sub-Account
	Invesco V.I. Technology II		Invesco V.I. Value Opportunities II		AB VPS Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(114)	$(136)	$(52,626)	$(58,893)	$(252,465)	$(242,841)
Net realized gains (losses)	500	1,464	321,380	(60,999)	2,782,226	1,744,266
Change in unrealized gains (losses)	(506)	1,094	(898,510)	611,436	(2,106,171)	2,531,358
Increase (decrease) in net assets from operations	(120)	2,422	(629,756)	491,544	423,590	4,032,783

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	15,970	—	15,501	204
Benefit payments	—	—	(119,889)	(189,814)	(683,474)	(629,036)
Payments on termination	(43)	(2,621)	(227,177)	(345,668)	(1,026,608)	(1,692,661)
Contract Maintenance Charge	—	—	(7,985)	(4,464)	(22,256)	(21,212)
Transfers among the sub-accounts and with the
Fixed Account - net	(252)	(174)	99,047	(411,852)	(266,730)	(418,398)
Increase (decrease) in net assets from contract
transactions	(295)	(2,795)	(240,034)	(951,798)	(1,983,567)	(2,761,103)

INCREASE (DECREASE) IN NET ASSETS	(415)	(373)	(869,790)	(460,254)	(1,559,977)	1,271,680
NET ASSETS AT BEGINNING OF PERIOD	6,869	7,242	3,356,924	3,817,178	14,873,717	13,602,037
NET ASSETS AT END OF PERIOD	$6,454	$6,869	$2,487,134	$3,356,924	$13,313,740	$14,873,717

UNITS OUTSTANDING
Units outstanding at beginning of period	290	410	169,430	225,098	774,211	922,549
Units issued	—	4	9,669	5,412	18,760	22,146
Units redeemed	(12)	(124)	(20,685)	(61,080)	(109,025)	(170,484)
Units outstanding at end of period	278	290	158,414	169,430	683,946	774,211

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alliance Bernstein Variable Product Series Fund		Alliance Bernstein Variable Product Series Fund		Alliance Bernstein Variable Product Series Fund
	Sub-Account		Sub-Account		Sub-Account
	AB VPS Growth & Income		AB VPS International Value		AB VPS Large Cap Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(393,758)	$(182,708)	$(41,236)	$6,520	$(255,693)	$(246,359)
Net realized gains (losses)	6,474,701	5,611,574	(20,907)	(109,617)	2,872,838	1,957,317
Change in unrealized gains (losses)	(8,835,648)	1,049,997	(1,583,195)	1,688,344	(2,392,285)	2,044,897
Increase (decrease) in net assets from operations	(2,754,705)	6,478,863	(1,645,338)	1,585,247	224,860	3,755,855

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20,773	849	500	1,400	75,589	600
Benefit payments	(2,111,810)	(1,707,450)	(144,428)	(169,566)	(497,415)	(419,386)
Payments on termination	(3,468,519)	(2,904,752)	(572,523)	(1,099,610)	(1,481,293)	(1,458,568)
Contract Maintenance Charge	(30,387)	(26,931)	(18,904)	(20,589)	(14,196)	(14,645)
Transfers among the sub-accounts and with the
Fixed Account - net	(79,672)	(806,040)	441,348	(833,114)	(236,267)	(511,832)
Increase (decrease) in net assets from contract
transactions	(5,669,615)	(5,444,324)	(294,007)	(2,121,479)	(2,153,582)	(2,403,831)

INCREASE (DECREASE) IN NET ASSETS	(8,424,320)	1,034,539	(1,939,345)	(536,232)	(1,928,722)	1,352,024
NET ASSETS AT BEGINNING OF PERIOD	43,474,627	42,440,088	7,190,038	7,726,270	15,074,847	13,722,823
NET ASSETS AT END OF PERIOD	$35,050,307	$43,474,627	$5,250,693	$7,190,038	$13,146,125	$15,074,847

UNITS OUTSTANDING
Units outstanding at beginning of period	1,895,381	2,154,246	594,592	784,351	934,815	1,099,395
Units issued	31,643	33,718	65,401	9,216	36,206	27,499
Units redeemed	(273,301)	(292,583)	(85,420)	(198,975)	(155,844)	(192,079)
Units outstanding at end of period	1,653,723	1,895,381	574,573	594,592	815,177	934,815

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Alliance Bernstein Variable Product Series Fund		Alliance Bernstein Variable Product Series Fund		American Century Variable Portfolios, Inc.
	Sub-Account		Sub-Account		Sub-Account
	AB VPS Small/Mid Cap Value		AB VPS Value		American Century VP International
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(145,147)	$(156,132)	$(4,564)	$(4,079)	$(13)	$(37)
Net realized gains (losses)	1,111,168	937,648	30,415	40,255	471	28
Change in unrealized gains (losses)	(2,483,558)	304,778	(116,140)	32,595	(1,568)	1,541
Increase (decrease) in net assets from operations	(1,517,537)	1,086,294	(90,289)	68,771	(1,110)	1,532

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	29,175	1,400	—	—	—	—
Benefit payments	(311,830)	(390,685)	(15,609)	(39,893)	—	—
Payments on termination	(966,931)	(1,398,342)	(28,639)	(93,513)	—	—
Contract Maintenance Charge	(35,409)	(34,845)	(1,022)	(568)	(4)	(4)
Transfers among the sub-accounts and with the
Fixed Account - net	(405,503)	553,475	(43,378)	(3,014)	(2)	2
Increase (decrease) in net assets from contract
transactions	(1,690,498)	(1,268,997)	(88,648)	(136,988)	(6)	(2)

INCREASE (DECREASE) IN NET ASSETS	(3,208,035)	(182,703)	(178,937)	(68,217)	(1,116)	1,530
NET ASSETS AT BEGINNING OF PERIOD	10,634,729	10,817,432	614,254	682,471	6,764	5,234
NET ASSETS AT END OF PERIOD	$7,426,694	$10,634,729	$435,317	$614,254	$5,648	$6,764

UNITS OUTSTANDING
Units outstanding at beginning of period	271,214	304,816	39,179	48,372	320	321
Units issued	10,192	33,725	596	1,132	—	—
Units redeemed	(54,336)	(67,327)	(6,315)	(10,325)	—	(1)
Units outstanding at end of period	227,070	271,214	33,460	39,179	320	320

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche DWS Variable Series I*		Deutsche DWS Variable Series I*		Deutsche DWS Variable Series I*
	Sub-Account		Sub-Account		Sub-Account
	DWS Bond VIP (Class A)*		DWS Capital Growth VIP (Class A)*		DWS Core Equity VIP (Class A)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,187	$3,391	$237	$361	$6,780	$2,735
Net realized gains (losses)	(1,827)	(226)	190,900	191,344	177,398	73,095
Change in unrealized gains (losses)	(11,767)	6,663	(204,989)	118,638	(211,241)	31,395
Increase (decrease) in net assets from operations	(6,407)	9,828	(13,852)	310,343	(27,063)	107,225

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	5,000	—	5,650	400	—	—
Benefit payments	(5,017)	(4,708)	(46,184)	(24,064)	(16,384)	(7,575)
Payments on termination	(19,912)	—	(42,247)	(92,240)	(96,964)	(45,426)
Contract Maintenance Charge	—	—	—	—	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(4,506)	322	(115,268)	(45,214)	3,494	5,814
Increase (decrease) in net assets from contract
transactions	(24,435)	(4,386)	(198,049)	(161,118)	(109,854)	(47,187)

INCREASE (DECREASE) IN NET ASSETS	(30,842)	5,442	(211,901)	149,225	(136,917)	60,038
NET ASSETS AT BEGINNING OF PERIOD	202,010	196,568	1,422,509	1,273,284	613,285	553,247
NET ASSETS AT END OF PERIOD	$171,168	$202,010	$1,210,608	$1,422,509	$476,368	$613,285

UNITS OUTSTANDING
Units outstanding at beginning of period	11,611	11,876	50,063	56,218	24,502	26,573
Units issued	307	188	1,117	8,503	1,121	3,133
Units redeemed	(1,739)	(453)	(7,573)	(14,658)	(5,294)	(5,204)
Units outstanding at end of period	10,179	11,611	43,607	50,063	20,329	24,502

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche DWS Variable Series I*		Deutsche DWS Variable Series I*		Deutsche DWS Variable Series II*
	Sub-Account		Sub-Account		Sub-Account
	DWS CROCI® International VIP (Class A)*		DWS Global Small Cap VIP (Class A)*		DWS Global Income Builder VIP (Class A)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$626	$10,904	$(3,306)	$(5,923)	$30,785	$23,548
Net realized gains (losses)	(5,903)	(6,472)	88,898	38,374	110,214	23,424
Change in unrealized gains (losses)	(19,218)	28,739	(242,084)	112,231	(188,004)	100,837
Increase (decrease) in net assets from operations	(24,495)	33,171	(156,492)	144,682	(47,005)	147,809

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	180	180	5,180	180	—	—
Benefit payments	(2,915)	(2,770)	(31,648)	(14,472)	(11,878)	(10,368)
Payments on termination	(11,528)	(12,836)	(42,890)	(56,884)	(82,675)	(186,502)
Contract Maintenance Charge	—	—	—	—	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(5,819)	(1,283)	(8,193)	(58,613)	(345,651)	(7,815)
Increase (decrease) in net assets from contract
transactions	(20,082)	(16,709)	(77,551)	(129,789)	(440,204)	(204,685)

INCREASE (DECREASE) IN NET ASSETS	(44,577)	16,462	(234,043)	14,893	(487,209)	(56,876)
NET ASSETS AT BEGINNING OF PERIOD	182,295	165,833	823,742	808,849	1,006,856	1,063,732
NET ASSETS AT END OF PERIOD	$137,718	$182,295	$589,699	$823,742	$519,647	$1,006,856

UNITS OUTSTANDING
Units outstanding at beginning of period	13,600	14,982	20,135	23,562	54,029	66,145
Units issued	3	13	627	5,815	1,016	1,747
Units redeemed	(1,523)	(1,395)	(2,504)	(9,242)	(24,597)	(13,863)
Units outstanding at end of period	12,080	13,600	18,258	20,135	30,448	54,029

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Deutsche DWS Variable Series II*		Deutsche DWS Variable Series II*		Dreyfus Stock Index Fund, Inc.
	Sub-Account		Sub-Account		Sub-Account
	DWS Government Money Market VIP (Class A)*		DWS Small Mid Cap Growth VIP (Class A)*		Dreyfus Stock Index Fund, Inc. (Initial Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$507	$(461)	$(2,596)	$(2,543)	$572	$670
Net realized gains (losses)	—	—	129,973	58,521	9,212	10,636
Change in unrealized gains (losses)	—	—	(173,456)	23,832	(23,980)	29,730
Increase (decrease) in net assets from operations	507	(461)	(46,079)	79,810	(14,196)	41,036

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	240	240	—	—
Benefit payments	(56,931)	(2,629)	(69,170)	(4,882)	(333)	(310)
Payments on termination	(16,127)	—	(6,969)	(12,533)	(5,250)	(10,449)
Contract Maintenance Charge	—	—	—	—	(190)	(203)
Transfers among the sub-accounts and with the
Fixed Account - net	(5,578)	(36,091)	4,993	(73,590)	(1)	(41)
Increase (decrease) in net assets from contract
transactions	(78,636)	(38,720)	(70,906)	(90,765)	(5,774)	(11,003)

INCREASE (DECREASE) IN NET ASSETS	(78,129)	(39,181)	(116,985)	(10,955)	(19,970)	30,033
NET ASSETS AT BEGINNING OF PERIOD	144,108	183,289	405,560	416,515	243,533	213,500
NET ASSETS AT END OF PERIOD	$65,979	$144,108	$288,575	$405,560	$223,563	$243,533

UNITS OUTSTANDING
Units outstanding at beginning of period	14,287	18,098	16,949	21,099	9,769	10,304
Units issued	1	35	611	5,717	—	—
Units redeemed	(7,815)	(3,846)	(3,524)	(9,867)	(216)	(535)
Units outstanding at end of period	6,473	14,287	14,036	16,949	9,553	9,769

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Dreyfus Variable Investment Fund		Dreyfus Variable Investment Fund		Federated Insurance Series
	Sub-Account		Sub-Account		Sub-Account
	VIF Government Money Market		VIF Growth & Income		Federated Government Money Fund II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(239)	$(2,520)	$(130)	$(279)	$(5,176)	$(35,954)
Net realized gains (losses)	—	—	3,165	9,124	—	—
Change in unrealized gains (losses)	—	—	(3,874)	(2,753)	—	—
Increase (decrease) in net assets from operations	(239)	(2,520)	(839)	6,092	(5,176)	(35,954)

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	60	2,810
Benefit payments	(2,007)	(39,377)	—	—	(67,521)	(56,923)
Payments on termination	(2,984)	(55,028)	(4,875)	(27,353)	(224,754)	(274,080)
Contract Maintenance Charge	(93)	(134)	(33)	(67)	(2,622)	(3,013)
Transfers among the sub-accounts and with the
Fixed Account - net	(47,333)	(213)	(251)	(253)	(104,344)	(122,775)
Increase (decrease) in net assets from contract
transactions	(52,417)	(94,752)	(5,159)	(27,673)	(399,181)	(453,981)

INCREASE (DECREASE) IN NET ASSETS	(52,656)	(97,272)	(5,998)	(21,581)	(404,357)	(489,935)
NET ASSETS AT BEGINNING OF PERIOD	230,924	328,196	22,018	43,599	3,046,790	3,536,725
NET ASSETS AT END OF PERIOD	$178,268	$230,924	$16,020	$22,018	$2,642,433	$3,046,790

UNITS OUTSTANDING
Units outstanding at beginning of period	22,790	32,119	951	2,107	271,327	312,217
Units issued	2	59	—	—	1,609	8,881
Units redeemed	(4,754)	(9,388)	(216)	(1,156)	(37,010)	(49,771)
Units outstanding at end of period	18,038	22,790	735	951	235,926	271,327

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
	VIP Contrafund		VIP Equity-Income		VIP Government Money Market
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(29,314)	$(15,631)	$4,582	$1,606	$60,324	$(151,009)
Net realized gains (losses)	442,644	358,463	28,593	21,289	—	—
Change in unrealized gains (losses)	(735,837)	422,600	(88,352)	40,825	—	—
Increase (decrease) in net assets from operations	(322,507)	765,432	(55,177)	63,720	60,324	(151,009)

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	9,675	23,510	180	180	473,088	2,612
Benefit payments	(18,790)	(26,722)	(1,086)	(14,739)	(1,597,270)	(1,984,571)
Payments on termination	(162,268)	(207,493)	(4,782)	(56,741)	(2,609,958)	(1,750,380)
Contract Maintenance Charge	(2,711)	(2,838)	(273)	(291)	(13,679)	(13,307)
Transfers among the sub-accounts and with the
Fixed Account - net	165,180	(272,009)	(14,896)	(20,569)	21,631,816	2,328,591
Increase (decrease) in net assets from contract
transactions	(8,914)	(485,552)	(20,857)	(92,160)	17,883,997	(1,417,055)

INCREASE (DECREASE) IN NET ASSETS	(331,421)	279,880	(76,034)	(28,440)	17,944,321	(1,568,064)
NET ASSETS AT BEGINNING OF PERIOD	4,250,614	3,970,734	587,821	616,261	18,614,742	20,182,806
NET ASSETS AT END OF PERIOD	$3,919,193	$4,250,614	$511,787	$587,821	$36,559,063	$18,614,742

UNITS OUTSTANDING
Units outstanding at beginning of period	134,270	151,354	24,444	28,440	1,890,496	2,034,461
Units issued	6,163	5,239	376	11	2,942,504	544,519
Units redeemed	(6,041)	(22,323)	(1,259)	(4,007)	(1,127,698)	(688,484)
Units outstanding at end of period	134,392	134,270	23,561	24,444	3,705,302	1,890,496

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund
	Sub-Account		Sub-Account		Sub-Account
	VIP Growth		VIP High Income		VIP Index 500
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(37,609)	$(35,237)	$11,139	$14,561	$14,390	$13,359
Net realized gains (losses)	599,439	571,157	(8,454)	(5,069)	257,521	211,324
Change in unrealized gains (losses)	(583,818)	339,260	(14,808)	12,229	(440,516)	379,366
Increase (decrease) in net assets from operations	(21,988)	875,180	(12,123)	21,721	(168,605)	604,049

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	4,110	6,949	750	750	7,270	10,912
Benefit payments	(72,447)	(36,909)	(1,291)	(21,694)	(107,617)	(17,011)
Payments on termination	(256,831)	(318,487)	(117,776)	(55,606)	(180,787)	(333,523)
Contract Maintenance Charge	(2,582)	(2,689)	(254)	(330)	(1,909)	(2,151)
Transfers among the sub-accounts and with the
Fixed Account - net	212,012	(435,268)	(45)	1,890	(143,719)	131,343
Increase (decrease) in net assets from contract
transactions	(115,738)	(786,404)	(118,616)	(74,990)	(426,762)	(210,430)

INCREASE (DECREASE) IN NET ASSETS	(137,726)	88,776	(130,739)	(53,269)	(595,367)	393,619
NET ASSETS AT BEGINNING OF PERIOD	2,960,615	2,871,839	366,629	419,898	3,566,528	3,172,909
NET ASSETS AT END OF PERIOD	$2,822,889	$2,960,615	$235,890	$366,629	$2,971,161	$3,566,528

UNITS OUTSTANDING
Units outstanding at beginning of period	141,171	182,143	20,459	24,866	169,467	180,720
Units issued	14,618	8,726	211	3,941	1,371	9,760
Units redeemed	(17,217)	(49,698)	(6,648)	(8,348)	(20,520)	(21,013)
Units outstanding at end of period	138,572	141,171	14,022	20,459	150,318	169,467

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Investment Grade Bond		VIP Overseas		VIP Contrafund (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$7,893	$7,563	$(137)	$(1,897)	$(349,788)	$(266,747)
Net realized gains (losses)	3,210	8,193	14,823	55,503	3,688,390	2,744,868
Change in unrealized gains (losses)	(24,224)	9,194	(105,139)	104,001	(5,343,569)	2,956,833
Increase (decrease) in net assets from operations	(13,121)	24,950	(90,453)	157,607	(2,004,967)	5,434,954

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	150	2,360	1,900	3,200	53,072	31,150
Benefit payments	(95)	(346)	(148)	(128)	(1,202,652)	(1,070,918)
Payments on termination	(42,566)	(184,498)	(45,815)	(69,329)	(3,121,036)	(3,341,332)
Contract Maintenance Charge	(475)	(581)	(401)	(463)	(97,854)	(98,935)
Transfers among the sub-accounts and with the
Fixed Account - net	1,170	2,444	(48,166)	(114,707)	(423,248)	(335,206)
Increase (decrease) in net assets from contract
transactions	(41,816)	(180,621)	(92,630)	(181,427)	(4,791,718)	(4,815,241)

INCREASE (DECREASE) IN NET ASSETS	(54,937)	(155,671)	(183,083)	(23,820)	(6,796,685)	619,713
NET ASSETS AT BEGINNING OF PERIOD	714,032	869,703	621,686	645,506	30,415,006	29,795,293
NET ASSETS AT END OF PERIOD	$659,095	$714,032	$438,603	$621,686	$23,618,321	$30,415,006

UNITS OUTSTANDING
Units outstanding at beginning of period	35,369	44,314	39,444	52,367	1,381,228	1,617,734
Units issued	503	858	344	16,625	47,281	44,550
Units redeemed	(2,647)	(9,803)	(7,045)	(29,548)	(261,490)	(281,056)
Units outstanding at end of period	33,225	35,369	32,743	39,444	1,167,019	1,381,228

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Equity-Income (Service Class 2)		VIP Freedom 2010 Portfolio (Service Class 2)		VIP Freedom 2020 Portfolio (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,222	$(213)	$(7,333)	$(17,829)	$(11,797)	$(12,766)
Net realized gains (losses)	23,027	16,334	164,367	267,211	153,208	186,321
Change in unrealized gains (losses)	(71,931)	33,763	(330,313)	153,597	(381,840)	228,347
Increase (decrease) in net assets from operations	(46,682)	49,884	(173,279)	402,979	(240,429)	401,902

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	100,438	660
Benefit payments	(1,501)	(26,828)	(40,859)	(112,977)	(66,013)	(13,702)
Payments on termination	(19,907)	(43,136)	(176,954)	(781,685)	(198,632)	(423,938)
Contract Maintenance Charge	(177)	(203)	(9,157)	(10,498)	(13,505)	(12,348)
Transfers among the sub-accounts and with the
Fixed Account - net	2,272	16,595	(98,763)	(380,734)	185,293	3,102
Increase (decrease) in net assets from contract
transactions	(19,313)	(53,572)	(325,733)	(1,285,894)	7,581	(446,226)

INCREASE (DECREASE) IN NET ASSETS	(65,995)	(3,688)	(499,012)	(882,915)	(232,848)	(44,324)
NET ASSETS AT BEGINNING OF PERIOD	483,112	486,800	3,353,939	4,236,854	2,969,502	3,013,826
NET ASSETS AT END OF PERIOD	$417,117	$483,112	$2,854,927	$3,353,939	$2,736,654	$2,969,502

UNITS OUTSTANDING
Units outstanding at beginning of period	24,180	27,101	218,723	306,261	189,698	219,982
Units issued	136	2,858	6,341	13,429	25,820	8,290
Units redeemed	(1,126)	(5,779)	(27,468)	(100,967)	(26,187)	(38,574)
Units outstanding at end of period	23,190	24,180	197,596	218,723	189,331	189,698

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Freedom 2030 Portfolio (Service Class 2)		VIP Freedom Income Portfolio (Service Class 2)		VIP Government Money Market (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(11,405)	$(8,362)	$(1,882)	$(2,159)	$(98,327)	$(394,450)
Net realized gains (losses)	203,311	127,257	20,263	15,021	—	—
Change in unrealized gains (losses)	(280,851)	142,374	(49,234)	38,432	—	—
Increase (decrease) in net assets from operations	(88,945)	261,269	(30,853)	51,294	(98,327)	(394,450)

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	7,590	—	44,447	5,130
Benefit payments	(28,929)	—	(42,888)	—	(2,339,437)	(2,129,004)
Payments on termination	(507,967)	(330,512)	(89,997)	(50,594)	(2,508,877)	(5,937,187)
Contract Maintenance Charge	(4,485)	(4,885)	(4,219)	(4,173)	(88,271)	(21,620)
Transfers among the sub-accounts and with the
Fixed Account - net	(43,405)	(2,828)	26,668	82,433	22,014,266	8,881,132
Increase (decrease) in net assets from contract
transactions	(584,786)	(338,225)	(102,846)	27,666	17,122,128	798,451

INCREASE (DECREASE) IN NET ASSETS	(673,731)	(76,956)	(133,699)	78,960	17,023,801	404,001
NET ASSETS AT BEGINNING OF PERIOD	1,423,774	1,500,730	859,365	780,405	29,239,628	28,835,627
NET ASSETS AT END OF PERIOD	$750,043	$1,423,774	$725,666	$859,365	$46,263,429	$29,239,628

UNITS OUTSTANDING
Units outstanding at beginning of period	85,345	106,528	65,075	62,730	3,119,154	3,027,119
Units issued	13,960	6	4,972	9,395	2,809,821	1,503,317
Units redeemed	(49,276)	(21,189)	(12,868)	(7,050)	(1,020,602)	(1,411,282)
Units outstanding at end of period	50,029	85,345	57,179	65,075	4,908,373	3,119,154

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP Growth (Service Class 2)		VIP Growth & Income (Service Class 2)		VIP Growth Opportunities (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(2,040)	$(1,822)	$(66,023)	$(34,070)	$(25,656)	$(22,688)
Net realized gains (losses)	24,908	15,150	560,053	477,685	165,204	187,287
Change in unrealized gains (losses)	(23,647)	19,741	(907,614)	203,824	9,885	239,541
Increase (decrease) in net assets from operations	(779)	33,069	(413,584)	647,439	149,433	404,140

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	45	60	—	—	—	1,737
Benefit payments	(2,876)	—	(177,807)	(186,848)	(290,162)	(942)
Payments on termination	(11,203)	(11,988)	(461,050)	(627,870)	(34,417)	(213,376)
Contract Maintenance Charge	(69)	(87)	(14,418)	(16,065)	(5,798)	(5,195)
Transfers among the sub-accounts and with the
Fixed Account - net	(369)	(1,027)	(58,399)	(208,087)	(187,635)	78,482
Increase (decrease) in net assets from contract
transactions	(14,472)	(13,042)	(711,674)	(1,038,870)	(518,012)	(139,294)

INCREASE (DECREASE) IN NET ASSETS	(15,251)	20,027	(1,125,258)	(391,431)	(368,579)	264,846
NET ASSETS AT BEGINNING OF PERIOD	124,573	104,546	4,608,093	4,999,524	1,588,068	1,323,222
NET ASSETS AT END OF PERIOD	$109,322	$124,573	$3,482,835	$4,608,093	$1,219,489	$1,588,068

UNITS OUTSTANDING
Units outstanding at beginning of period	6,296	7,063	207,545	257,537	65,904	72,486
Units issued	5	5	16,232	6,608	6,465	4,811
Units redeemed	(674)	(772)	(48,243)	(56,600)	(26,554)	(11,393)
Units outstanding at end of period	5,627	6,296	175,534	207,545	45,815	65,904

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)
	Sub-Account		Sub-Account		Sub-Account
	VIP High Income (Service Class 2)		VIP Index 500 (Service Class 2)		VIP Investment Grade Bond (Service Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$66,068	$79,571	$(24,806)	$(9,419)	$5	$6
Net realized gains (losses)	(31,453)	(19,717)	1,336,142	430,267	2	—
Change in unrealized gains (losses)	(128,216)	54,792	(1,992,626)	2,003,547	(20)	7
Increase (decrease) in net assets from operations	(93,601)	114,646	(681,290)	2,424,395	(13)	13

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	4,520	3,810	—	—
Benefit payments	(94,936)	(54,692)	(159,054)	(131,900)	—	—
Payments on termination	(261,668)	(366,524)	(1,590,714)	(702,903)	—	—
Contract Maintenance Charge	(3,781)	(3,378)	(34,375)	(37,002)	(3)	(3)
Transfers among the sub-accounts and with the
Fixed Account - net	(42,845)	9,520	(1,694,013)	869,522	13	35
Increase (decrease) in net assets from contract
transactions	(403,230)	(415,074)	(3,473,636)	1,527	10	32

INCREASE (DECREASE) IN NET ASSETS	(496,831)	(300,428)	(4,154,926)	2,425,922	(3)	45
NET ASSETS AT BEGINNING OF PERIOD	2,067,330	2,367,758	14,761,025	12,335,103	583	538
NET ASSETS AT END OF PERIOD	$1,570,499	$2,067,330	$10,606,099	$14,761,025	$580	$583

UNITS OUTSTANDING
Units outstanding at beginning of period	116,095	139,796	711,682	709,647	37	35
Units issued	4,372	4,390	21,266	80,610	1	2
Units redeemed	(27,134)	(28,091)	(187,753)	(78,575)	—	—
Units outstanding at end of period	93,333	116,095	545,195	711,682	38	37

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity Variable Insurance Products Fund (Service Class 2)		Fidelity Variable Insurance Products Fund (Service Class 2)		Franklin Templeton Variable Insurance Products Trust
	Sub-Account		Sub-Account		Sub-Account
	VIP Mid Cap (Service Class 2)		VIP Overseas (Service Class 2)		Franklin Flex Cap Growth VIP (Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(113,522)	$(111,352)	$(30)	$(38)	$(20,689)	$(22,203)
Net realized gains (losses)	991,339	650,476	82	58	152,517	(82,474)
Change in unrealized gains (losses)	(2,187,155)	1,078,017	(1,364)	1,833	(92,758)	394,698
Increase (decrease) in net assets from operations	(1,309,338)	1,617,141	(1,312)	1,853	39,070	290,021

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,500	650	—	—	—	—
Benefit payments	(216,361)	(368,413)	—	—	(107,073)	(7,851)
Payments on termination	(1,053,931)	(1,316,182)	(387)	(394)	(121,361)	(156,019)
Contract Maintenance Charge	(31,687)	(32,557)	(9)	(10)	(4,499)	(4,861)
Transfers among the sub-accounts and with the
Fixed Account - net	(190,098)	88,070	19	(3)	(86,281)	(190,624)
Increase (decrease) in net assets from contract
transactions	(1,490,577)	(1,628,432)	(377)	(407)	(319,214)	(359,355)

INCREASE (DECREASE) IN NET ASSETS	(2,799,915)	(11,291)	(1,689)	1,446	(280,144)	(69,334)
NET ASSETS AT BEGINNING OF PERIOD	9,582,548	9,593,839	8,278	6,832	1,206,007	1,275,341
NET ASSETS AT END OF PERIOD	$6,782,633	$9,582,548	$6,589	$8,278	$925,863	$1,206,007

UNITS OUTSTANDING
Units outstanding at beginning of period	426,390	499,675	427	456	56,750	74,722
Units issued	13,333	24,148	1	—	7,616	146
Units redeemed	(82,094)	(97,433)	(26)	(29)	(21,557)	(18,118)
Units outstanding at end of period	357,629	426,390	402	427	42,809	56,750

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust
	Sub-Account		Sub-Account		Sub-Account
	Franklin Growth and Income VIP (Class 2)		Franklin Income VIP (Class 2)		Franklin Large Cap Growth VIP (Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$150,249	$828,436	$2,288,253	$2,026,787	$(305,514)	$(207,213)
Net realized gains (losses)	875,724	1,592,028	421,740	534,547	2,798,513	2,455,866
Change in unrealized gains (losses)	(2,097,046)	147,357	(6,655,420)	3,449,131	(2,481,868)	2,474,335
Increase (decrease) in net assets from operations	(1,071,073)	2,567,821	(3,945,427)	6,010,465	11,131	4,722,988

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	43,077	45,361	36,692	31,698	21,538	15,522
Benefit payments	(608,328)	(458,590)	(2,950,955)	(2,737,670)	(400,665)	(615,628)
Payments on termination	(1,896,076)	(1,754,013)	(6,556,593)	(7,572,898)	(3,577,877)	(2,648,915)
Contract Maintenance Charge	(67,377)	(56,109)	(141,466)	(146,135)	(52,799)	(56,792)
Transfers among the sub-accounts and with the
Fixed Account - net	(130,321)	(616,563)	(179,138)	(218,578)	(1,040,431)	(1,682,318)
Increase (decrease) in net assets from contract
transactions	(2,659,025)	(2,839,914)	(9,791,460)	(10,643,583)	(5,050,234)	(4,988,131)

INCREASE (DECREASE) IN NET ASSETS	(3,730,098)	(272,093)	(13,736,887)	(4,633,118)	(5,039,103)	(265,143)
NET ASSETS AT BEGINNING OF PERIOD	19,778,387	20,050,480	76,305,102	80,938,220	19,755,948	20,021,091
NET ASSETS AT END OF PERIOD	$16,048,289	$19,778,387	$62,568,215	$76,305,102	$14,716,845	$19,755,948

UNITS OUTSTANDING
Units outstanding at beginning of period	720,878	832,718	3,910,986	4,474,726	968,837	1,235,234
Units issued	19,226	15,764	101,940	190,818	40,441	23,849
Units redeemed	(118,122)	(127,604)	(607,930)	(754,558)	(266,835)	(290,246)
Units outstanding at end of period	621,982	720,878	3,404,996	3,910,986	742,443	968,837

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust
	Sub-Account		Sub-Account		Sub-Account
	Franklin Mutual Global Discovery VIP (Class 2)		Franklin Mutual Shares VIP (Class 2)		Franklin Small Cap Value VIP (Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$53,402	$13,668	$268,428	$265,663	$(136,708)	$(218,016)
Net realized gains (losses)	31,635	502,582	2,414,577	3,039,334	3,004,619	1,936,775
Change in unrealized gains (losses)	(1,064,693)	122,917	(6,657,654)	(311,253)	(5,378,514)	(41,416)
Increase (decrease) in net assets from operations	(979,656)	639,167	(3,974,649)	2,993,744	(2,510,603)	1,677,343

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	650	63,820	53,109	34,254	21,310
Benefit payments	(191,717)	(409,949)	(1,854,139)	(1,396,964)	(298,727)	(635,757)
Payments on termination	(1,002,274)	(924,581)	(4,391,660)	(4,548,737)	(2,496,859)	(2,168,775)
Contract Maintenance Charge	(27,420)	(29,778)	(104,654)	(103,787)	(51,313)	(50,556)
Transfers among the sub-accounts and with the
Fixed Account - net	(102,996)	(217,636)	(763,787)	(484,579)	(55,804)	(51,015)
Increase (decrease) in net assets from contract
transactions	(1,324,407)	(1,581,294)	(7,050,420)	(6,480,958)	(2,868,449)	(2,884,793)

INCREASE (DECREASE) IN NET ASSETS	(2,304,063)	(942,127)	(11,025,069)	(3,487,214)	(5,379,052)	(1,207,450)
NET ASSETS AT BEGINNING OF PERIOD	8,997,034	9,939,161	44,538,268	48,025,482	20,043,422	21,250,872
NET ASSETS AT END OF PERIOD	$6,692,971	$8,997,034	$33,513,199	$44,538,268	$14,664,370	$20,043,422

UNITS OUTSTANDING
Units outstanding at beginning of period	477,292	564,419	1,933,459	2,220,404	535,481	610,023
Units issued	9,482	13,060	43,358	62,425	26,593	34,046
Units redeemed	(79,989)	(100,187)	(348,947)	(349,370)	(103,723)	(108,588)
Units outstanding at end of period	406,785	477,292	1,627,870	1,933,459	458,351	535,481

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust
	Sub-Account		Sub-Account		Sub-Account
	Franklin Small-Mid Cap Growth VIP (Class 2)		Franklin U.S. Government Securities VIP (Class 2)		Templeton Developing Markets VIP (Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(11,006)	$(10,684)	$93,360	$104,669	$(60,798)	$(54,472)
Net realized gains (losses)	70,999	61,925	(192,731)	(108,812)	29,719	(76,914)
Change in unrealized gains (losses)	(103,335)	69,431	(30,169)	(20,123)	(1,293,261)	2,679,975
Increase (decrease) in net assets from operations	(43,342)	120,672	(129,540)	(24,266)	(1,324,340)	2,548,589

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,500	—	7,050	28,498	18,680	23,962
Benefit payments	(220)	(5,785)	(557,622)	(297,842)	(190,185)	(179,576)
Payments on termination	(15,898)	(56,809)	(1,163,375)	(1,050,189)	(769,588)	(687,645)
Contract Maintenance Charge	(2,509)	(2,539)	(38,133)	(38,669)	(26,260)	(25,914)
Transfers among the sub-accounts and with the
Fixed Account - net	(2,492)	(27,959)	310,230	(144,128)	34,443	(612,159)
Increase (decrease) in net assets from contract
transactions	(18,619)	(93,092)	(1,441,850)	(1,502,330)	(932,910)	(1,481,332)

INCREASE (DECREASE) IN NET ASSETS	(61,961)	27,580	(1,571,390)	(1,526,596)	(2,257,250)	1,067,257
NET ASSETS AT BEGINNING OF PERIOD	675,105	647,525	9,869,759	11,396,355	8,296,639	7,229,382
NET ASSETS AT END OF PERIOD	$613,144	$675,105	$8,298,369	$9,869,759	$6,039,389	$8,296,639

UNITS OUTSTANDING
Units outstanding at beginning of period	19,086	22,253	802,583	923,462	215,933	259,449
Units issued	625	517	74,186	57,978	13,768	9,433
Units redeemed	(1,042)	(3,684)	(194,406)	(178,857)	(39,825)	(52,949)
Units outstanding at end of period	18,669	19,086	682,363	802,583	189,876	215,933

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Variable Insurance Products Trust
	Sub-Account		Sub-Account		Sub-Account
	Templeton Foreign VIP (Class 2)		Templeton Global Bond VIP (Class 2)		Templeton Growth VIP (Class 2)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$391,155	$422,249	$(14,317)	$(15,068)	$3,403	$1,691
Net realized gains (losses)	48,535	60,343	552	2,248	70,179	11,080
Change in unrealized gains (losses)	(7,036,186)	5,629,382	17,723	16,875	(166,624)	89,594
Increase (decrease) in net assets from operations	(6,596,496)	6,111,974	3,958	4,055	(93,042)	102,365

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	69,804	30,254	—	—	—	500
Benefit payments	(1,529,781)	(1,418,531)	(13,246)	(14,998)	9,366	(9,447)
Payments on termination	(4,067,104)	(4,884,089)	(60,174)	(50,856)	(123,895)	(49,906)
Contract Maintenance Charge	(94,809)	(100,622)	(1,297)	(1,367)	(267)	(291)
Transfers among the sub-accounts and with the
Fixed Account - net	524,082	(578,141)	(14,742)	23,478	(11,411)	(2,212)
Increase (decrease) in net assets from contract
transactions	(5,097,808)	(6,951,129)	(89,459)	(43,743)	(126,207)	(61,356)

INCREASE (DECREASE) IN NET ASSETS	(11,694,304)	(839,155)	(85,501)	(39,688)	(219,249)	41,009
NET ASSETS AT BEGINNING OF PERIOD	43,238,867	44,078,022	971,078	1,010,766	677,652	636,643
NET ASSETS AT END OF PERIOD	$31,544,563	$43,238,867	$885,577	$971,078	$458,403	$677,652

UNITS OUTSTANDING
Units outstanding at beginning of period	2,122,388	2,477,117	34,872	36,442	27,157	29,795
Units issued	105,785	81,923	1,433	1,614	497	21
Units redeemed	(367,612)	(436,652)	(4,762)	(3,184)	(5,667)	(2,659)
Units outstanding at end of period	1,860,561	2,122,388	31,543	34,872	21,987	27,157

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Goldman Sachs Variable Insurance Trust		Goldman Sachs Variable Insurance Trust		Goldman Sachs Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	VIT Large Cap Value		VIT Mid Cap Value		VIT Small Cap Equity Insights
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(11,311)	$(2,960)	$(8,927)	$(19,906)	$(49,778)	$(50,529)
Net realized gains (losses)	9,451	361,537	228,612	143,475	600,366	523,348
Change in unrealized gains (losses)	(154,794)	(181,925)	(406,584)	70,696	(845,423)	(87,740)
Increase (decrease) in net assets from operations	(156,654)	176,652	(186,899)	194,265	(294,835)	385,079

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(275,213)	(84,179)	(343,098)	(45,077)	(163,686)	(96,911)
Payments on termination	(159,930)	(310,242)	(158,319)	(247,011)	(510,269)	(589,317)
Contract Maintenance Charge	(5,610)	(5,623)	(3,989)	(4,338)	(9,896)	(9,211)
Transfers among the sub-accounts and with the
Fixed Account - net	(97,523)	6,413	(103,272)	(14,875)	(104,609)	9,669
Increase (decrease) in net assets from contract
transactions	(538,276)	(393,631)	(608,678)	(311,301)	(788,460)	(685,770)

INCREASE (DECREASE) IN NET ASSETS	(694,930)	(216,979)	(795,577)	(117,036)	(1,083,295)	(300,691)
NET ASSETS AT BEGINNING OF PERIOD	2,200,019	2,416,998	2,139,003	2,256,039	4,149,275	4,449,966
NET ASSETS AT END OF PERIOD	$1,505,089	$2,200,019	$1,343,426	$2,139,003	$3,065,980	$4,149,275

UNITS OUTSTANDING
Units outstanding at beginning of period	122,850	145,801	94,412	108,571	196,310	231,004
Units issued	2,717	6,025	174	314	11,053	9,841
Units redeemed	(31,688)	(28,976)	(26,954)	(14,473)	(46,126)	(44,535)
Units outstanding at end of period	93,879	122,850	67,632	94,412	161,237	196,310

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Goldman Sachs Variable Insurance Trust		Goldman Sachs Variable Insurance Trust		Janus Aspen Series
	Sub-Account		Sub-Account		Sub-Account
	VIT Strategic Growth		VIT U.S. Equity Insights		Janus Henderson VIT Forty (Institutional Shares)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(114)	$(89)	$(20,189)	$(15,721)	$(42)	$(195)
Net realized gains (losses)	4,468	431	691,600	727,435	4,552	766
Change in unrealized gains (losses)	(4,585)	1,696	(884,902)	26,116	(3,468)	2,555
Increase (decrease) in net assets from operations	(231)	2,038	(213,491)	737,830	1,042	3,126

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	—	—	(73,311)	(86,424)	—	—
Payments on termination	(222)	—	(311,938)	(530,797)	(13,302)	—
Contract Maintenance Charge	(18)	(18)	(8,409)	(8,246)	(6)	(6)
Transfers among the sub-accounts and with the
Fixed Account - net	1	(1)	(125,910)	(331,790)	(129)	(149)
Increase (decrease) in net assets from contract
transactions	(239)	(19)	(519,568)	(957,257)	(13,437)	(155)

INCREASE (DECREASE) IN NET ASSETS	(470)	2,019	(733,059)	(219,427)	(12,395)	2,971
NET ASSETS AT BEGINNING OF PERIOD	9,150	7,131	3,583,493	3,802,920	14,028	11,057
NET ASSETS AT END OF PERIOD	$8,680	$9,150	$2,850,434	$3,583,493	$1,633	$14,028

UNITS OUTSTANDING
Units outstanding at beginning of period	494	494	156,384	202,162	412	417
Units issued	—	—	8,956	4,633	—	—
Units redeemed	(15)	—	(30,362)	(50,411)	(364)	(5)
Units outstanding at end of period	479	494	134,978	156,384	48	412

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Lazard Retirement Series, Inc.		Legg Mason Partners Variable Equity Trust		Lord Abbett Series Fund
	Sub-Account		Sub-Account		Sub-Account
	Lazard Retirement Emerging Markets Equity		ClearBridge Variable Large Cap Value Portfolio I		Bond-Debenture
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1	$1	$1	$—	$277,037	$306,697
Net realized gains (losses)	—	1	36	16	306,205	269,750
Change in unrealized gains (losses)	(24)	23	(89)	43	(1,207,216)	357,454
Increase (decrease) in net assets from operations	(23)	25	(52)	59	(623,974)	933,901

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	18,547	6,416
Benefit payments	—	—	—	—	(545,964)	(529,027)
Payments on termination	—	—	—	—	(1,261,811)	(1,552,349)
Contract Maintenance Charge	(1)	(1)	(5)	(5)	(35,342)	(35,717)
Transfers among the sub-accounts and with the
Fixed Account - net	22	1	24	4	(112,353)	566,331
Increase (decrease) in net assets from contract
transactions	21	—	19	(1)	(1,936,923)	(1,544,346)

INCREASE (DECREASE) IN NET ASSETS	(2)	25	(33)	58	(2,560,897)	(610,445)
NET ASSETS AT BEGINNING OF PERIOD	118	93	507	449	12,587,294	13,197,739
NET ASSETS AT END OF PERIOD	$116	$118	$474	$507	$10,026,397	$12,587,294

UNITS OUTSTANDING
Units outstanding at beginning of period	2	2	22	22	641,400	721,160
Units issued	—	—	1	—	19,836	55,829
Units redeemed	1	—	(1)	—	(119,571)	(135,589)
Units outstanding at end of period	3	2	22	22	541,665	641,400

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Lord Abbett Series Fund		Lord Abbett Series Fund		Lord Abbett Series Fund
	Sub-Account		Sub-Account		Sub-Account
	Fundamental Equity		Growth and Income		Growth Opportunities
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(9,110)	$(22,204)	$(28,173)	$(37,039)	$(83,474)	$(89,354)
Net realized gains (losses)	486,136	337,574	976,047	1,541,695	1,123,634	160,847
Change in unrealized gains (losses)	(769,831)	36,894	(1,661,255)	(494,265)	(1,212,966)	998,739
Increase (decrease) in net assets from operations	(292,805)	352,264	(713,381)	1,010,391	(172,806)	1,070,232

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	30,970	2,319	25,235	650	7,356	5,215
Benefit payments	(123,748)	(33,776)	(435,181)	(323,239)	(102,972)	(121,074)
Payments on termination	(438,550)	(439,009)	(911,214)	(1,344,552)	(764,228)	(738,687)
Contract Maintenance Charge	(6,575)	(7,005)	(23,484)	(26,031)	(17,547)	(17,697)
Transfers among the sub-accounts and with the
Fixed Account - net	(91,050)	(7,419)	(330,590)	(517,235)	(79,762)	(217,056)
Increase (decrease) in net assets from contract
transactions	(628,953)	(484,890)	(1,675,234)	(2,210,407)	(957,153)	(1,089,299)

INCREASE (DECREASE) IN NET ASSETS	(921,758)	(132,626)	(2,388,615)	(1,200,016)	(1,129,959)	(19,067)
NET ASSETS AT BEGINNING OF PERIOD	3,463,936	3,596,562	8,945,959	10,145,975	5,547,933	5,567,000
NET ASSETS AT END OF PERIOD	$2,542,178	$3,463,936	$6,557,344	$8,945,959	$4,417,974	$5,547,933

UNITS OUTSTANDING
Units outstanding at beginning of period	145,524	167,273	459,829	581,502	212,361	258,019
Units issued	5,622	7,426	10,668	15,101	6,119	5,834
Units redeemed	(32,693)	(29,175)	(97,941)	(136,774)	(41,793)	(51,492)
Units outstanding at end of period	118,453	145,524	372,556	459,829	176,687	212,361

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Lord Abbett Series Fund		MFS Variable Insurance Trust		MFS Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Mid-Cap Stock		MFS Growth		MFS Investors Trust
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(108,880)	$(122,904)	$(11,459)	$(9,769)	$(6,376)	$(5,273)
Net realized gains (losses)	566,004	1,541,694	123,059	48,350	55,997	50,834
Change in unrealized gains (losses)	(2,049,892)	(850,760)	(90,117)	154,336	(100,511)	105,491
Increase (decrease) in net assets from operations	(1,592,768)	568,030	21,483	192,917	(50,890)	151,052

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	8,302	30,390	—	500	—	—
Benefit payments	(164,196)	(264,202)	(34,843)	(16,597)	(9,383)	(3,859)
Payments on termination	(1,748,791)	(1,289,581)	(21,348)	(19,973)	(44,464)	(32,380)
Contract Maintenance Charge	(25,230)	(26,128)	(492)	(481)	(508)	(553)
Transfers among the sub-accounts and with the
Fixed Account - net	60,435	278,605	(57,623)	(2,541)	630	(28,219)
Increase (decrease) in net assets from contract
transactions	(1,869,480)	(1,270,916)	(114,306)	(39,092)	(53,725)	(65,011)

INCREASE (DECREASE) IN NET ASSETS	(3,462,248)	(702,886)	(92,823)	153,825	(104,615)	86,041
NET ASSETS AT BEGINNING OF PERIOD	11,125,598	11,828,484	821,062	667,237	811,619	725,578
NET ASSETS AT END OF PERIOD	$7,663,350	$11,125,598	$728,239	$821,062	$707,004	$811,619

UNITS OUTSTANDING
Units outstanding at beginning of period	553,441	616,750	33,955	35,837	38,898	42,210
Units issued	18,302	35,432	815	85	189	78
Units redeemed	(116,103)	(98,741)	(4,529)	(1,967)	(2,644)	(3,390)
Units outstanding at end of period	455,640	553,441	30,241	33,955	36,443	38,898

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust		MFS Variable Insurance Trust		MFS Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	MFS New Discovery		MFS Research		MFS Total Return Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(15,637)	$(14,542)	$(3,790)	$(396)	$18,187	$17,339
Net realized gains (losses)	228,054	33,848	69,025	38,792	838	3,917
Change in unrealized gains (losses)	(211,786)	230,493	(89,770)	52,611	(38,376)	4,799
Increase (decrease) in net assets from operations	631	249,799	(24,535)	91,007	(19,351)	26,055

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	1,077	1,407	—	—	804	1,554
Benefit payments	—	(3,839)	(16,756)	(12,226)	(94)	(9,643)
Payments on termination	(86,682)	(36,186)	(21,960)	(10,349)	(39,935)	(28,591)
Contract Maintenance Charge	(787)	(793)	(165)	(175)	(411)	(455)
Transfers among the sub-accounts and with the
Fixed Account - net	(165,177)	(35,551)	(16)	(9)	102,498	(20,599)
Increase (decrease) in net assets from contract
transactions	(251,569)	(74,962)	(38,897)	(22,759)	62,862	(57,734)

INCREASE (DECREASE) IN NET ASSETS	(250,938)	174,837	(63,432)	68,248	43,511	(31,679)
NET ASSETS AT BEGINNING OF PERIOD	1,215,986	1,041,149	497,845	429,597	820,105	851,784
NET ASSETS AT END OF PERIOD	$965,048	$1,215,986	$434,413	$497,845	$863,616	$820,105

UNITS OUTSTANDING
Units outstanding at beginning of period	35,359	37,725	24,947	26,153	39,464	42,329
Units issued	114	267	—	—	5,129	364
Units redeemed	(6,279)	(2,633)	(1,872)	(1,206)	(2,076)	(3,229)
Units outstanding at end of period	29,194	35,359	23,075	24,947	42,517	39,464

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust		MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)
	Sub-Account		Sub-Account		Sub-Account
	MFS Utilities		MFS Growth (Service Class)		MFS Investors Trust (Service Class)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(718)	$7,347	$(1,068)	$(1,303)	$(1,456)	$(1,224)
Net realized gains (losses)	4,749	1,451	15,796	4,993	9,762	7,351
Change in unrealized gains (losses)	(4,559)	21,459	(11,933)	16,747	(16,968)	17,817
Increase (decrease) in net assets from operations	(528)	30,257	2,795	20,437	(8,662)	23,944

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	—	—
Benefit payments	(13,043)	—	(41,782)	—	—	—
Payments on termination	(6,058)	(5,976)	(1,375)	(1,205)	(9,032)	(2,415)
Contract Maintenance Charge	(37)	(38)	(24)	(22)	(63)	(75)
Transfers among the sub-accounts and with the
Fixed Account - net	(2)	(3)	(2,437)	(1,255)	94	(3,267)
Increase (decrease) in net assets from contract
transactions	(19,140)	(6,017)	(45,618)	(2,482)	(9,001)	(5,757)

INCREASE (DECREASE) IN NET ASSETS	(19,668)	24,240	(42,823)	17,955	(17,663)	18,187
NET ASSETS AT BEGINNING OF PERIOD	253,699	229,459	89,710	71,755	133,865	115,678
NET ASSETS AT END OF PERIOD	$234,031	$253,699	$46,887	$89,710	$116,202	$133,865

UNITS OUTSTANDING
Units outstanding at beginning of period	7,644	7,829	3,560	3,696	6,464	6,772
Units issued	—	—	—	—	5	—
Units redeemed	(567)	(185)	(1,355)	(136)	(433)	(308)
Units outstanding at end of period	7,077	7,644	2,205	3,560	6,036	6,464

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)		MFS Variable Insurance Trust (Service Class)
	Sub-Account		Sub-Account		Sub-Account
	MFS New Discovery Series (Service Class)*		MFS Research (Service Class)		MFS Utilities (Service Class)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(1,138)	$(1,078)	$(436)	$(149)	$(3,546)	$16,913
Net realized gains (losses)	13,543	3,851	5,205	3,030	21,706	32,965
Change in unrealized gains (losses)	(13,257)	13,068	(7,076)	4,041	(20,626)	27,318
Increase (decrease) in net assets from operations	(852)	15,841	(2,307)	6,922	(2,466)	77,196

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	15	20	—	—	—	—
Benefit payments	—	—	—	—	(191)	99
Payments on termination	(7,514)	(15,430)	(704)	(833)	(103,476)	(206,857)
Contract Maintenance Charge	(44)	(48)	(13)	(20)	(3)	(14)
Transfers among the sub-accounts and with the
Fixed Account - net	(2,551)	(1,784)	(14)	(25)	261	(3,876)
Increase (decrease) in net assets from contract
transactions	(10,094)	(17,242)	(731)	(878)	(103,409)	(210,648)

INCREASE (DECREASE) IN NET ASSETS	(10,946)	(1,401)	(3,038)	6,044	(105,875)	(133,452)
NET ASSETS AT BEGINNING OF PERIOD	73,022	74,423	39,101	33,057	550,700	684,152
NET ASSETS AT END OF PERIOD	$62,076	$73,022	$36,063	$39,101	$444,825	$550,700

UNITS OUTSTANDING
Units outstanding at beginning of period	3,114	3,998	1,884	1,931	17,368	23,845
Units issued	12	20	—	—	11	184
Units redeemed	(406)	(904)	(34)	(47)	(3,009)	(6,661)
Units outstanding at end of period	2,720	3,114	1,850	1,884	14,370	17,368

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	MFS Variable Insurance Trust II		Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account		Sub-Account		Sub-Account
	MFS High Yield		Morgan Stanley VIF Core Plus Fixed Income		Morgan Stanley VIF Emerging Markets Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$8,668	$12,601	$1,641	$2,613	$(166,607)	$(134,691)
Net realized gains (losses)	(3,084)	(866)	242	2,507	403,310	366,037
Change in unrealized gains (losses)	(14,459)	767	(5,636)	3,701	(3,033,168)	3,979,600
Increase (decrease) in net assets from operations	(8,875)	12,502	(3,753)	8,821	(2,796,465)	4,210,946

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	75	300	—	—	8,797	1,648
Benefit payments	—	—	—	—	(449,031)	(656,514)
Payments on termination	(39,754)	(14,358)	(11,024)	(13,092)	(862,425)	(746,997)
Contract Maintenance Charge	(115)	(138)	(122)	(140)	(4,266)	(5,032)
Transfers among the sub-accounts and with the
Fixed Account - net	2,234	1,260	455	(65,932)	(392,845)	(301,380)
Increase (decrease) in net assets from contract
transactions	(37,560)	(12,936)	(10,691)	(79,164)	(1,699,770)	(1,708,275)

INCREASE (DECREASE) IN NET ASSETS	(46,435)	(434)	(14,444)	(70,343)	(4,496,235)	2,502,671
NET ASSETS AT BEGINNING OF PERIOD	234,417	234,851	172,931	243,274	15,937,482	13,434,811
NET ASSETS AT END OF PERIOD	$187,982	$234,417	$158,487	$172,931	$11,441,247	$15,937,482

UNITS OUTSTANDING
Units outstanding at beginning of period	11,044	11,657	10,732	15,549	676,115	756,804
Units issued	184	130	31	64	31,449	44,072
Units redeemed	(1,974)	(743)	(666)	(4,881)	(112,771)	(124,761)
Units outstanding at end of period	9,254	11,044	10,097	10,732	594,793	676,115

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc.
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF Global Infrastructure		Morgan Stanley VIF Global Strategist		Morgan Stanley VIF Growth
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$547,836	$353,090	$(142,417)	$(155,147)	$(456,498)	$(409,859)
Net realized gains (losses)	432,461	1,266,867	2,803,199	1,181,655	7,273,049	3,469,257
Change in unrealized gains (losses)	(3,999,149)	2,514,538	(6,583,021)	6,692,908	(4,995,083)	5,397,044
Increase (decrease) in net assets from operations	(3,018,852)	4,134,495	(3,922,239)	7,719,416	1,821,468	8,456,442

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	25,235	360	67,846	2,462	21,203	4,685
Benefit payments	(2,896,893)	(3,062,285)	(3,113,446)	(4,280,078)	(754,890)	(840,900)
Payments on termination	(1,928,715)	(2,402,098)	(2,728,415)	(3,631,119)	(2,778,200)	(1,894,189)
Contract Maintenance Charge	(11,981)	(14,022)	(17,947)	(20,773)	(27,492)	(24,841)
Transfers among the sub-accounts and with the
Fixed Account - net	(749,410)	(459,902)	(1,369,866)	(781,236)	(471,350)	(1,056,269)
Increase (decrease) in net assets from contract
transactions	(5,561,764)	(5,937,947)	(7,161,828)	(8,710,744)	(4,010,729)	(3,811,514)

INCREASE (DECREASE) IN NET ASSETS	(8,580,616)	(1,803,452)	(11,084,067)	(991,328)	(2,189,261)	4,644,928
NET ASSETS AT BEGINNING OF PERIOD	36,447,423	38,250,875	56,496,243	57,487,571	26,765,123	22,120,195
NET ASSETS AT END OF PERIOD	$27,866,807	$36,447,423	$45,412,176	$56,496,243	$24,575,862	$26,765,123

UNITS OUTSTANDING
Units outstanding at beginning of period	773,201	906,684	3,534,299	4,167,920	977,395	1,123,772
Units issued	10,653	37,642	67,035	73,741	62,690	59,005
Units redeemed	(129,059)	(171,125)	(561,670)	(707,362)	(198,208)	(205,382)
Units outstanding at end of period	654,795	773,201	3,039,664	3,534,299	841,877	977,395

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc.		Morgan Stanley Variable Insurance Fund, Inc. (Class II)
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF Mid Cap Growth		Morgan Stanley VIF U.S. Real Estate		Morgan Stanley VIF Emerging Markets Debt (Class II)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(210,747)	$(177,550)	$131,733	$(27,620)	$233,272	$258,764
Net realized gains (losses)	2,958,585	43,777	579,149	808,774	(118,362)	(31,199)
Change in unrealized gains (losses)	(1,707,554)	3,332,283	(1,924,163)	(602,688)	(642,055)	299,771
Increase (decrease) in net assets from operations	1,040,284	3,198,510	(1,213,281)	178,466	(527,145)	527,336

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20,968	120	7,494	3,401	4,163	4,635
Benefit payments	(575,823)	(359,894)	(338,012)	(463,309)	(246,036)	(160,760)
Payments on termination	(680,060)	(698,543)	(903,030)	(1,130,917)	(657,060)	(889,349)
Contract Maintenance Charge	(2,979)	(3,049)	(3,206)	(3,979)	(15,307)	(8,722)
Transfers among the sub-accounts and with the
Fixed Account - net	543,435	(315,982)	(514,717)	(732,766)	66,236	(125,082)
Increase (decrease) in net assets from contract
transactions	(694,459)	(1,377,348)	(1,751,471)	(2,327,570)	(848,004)	(1,179,278)

INCREASE (DECREASE) IN NET ASSETS	345,825	1,821,162	(2,964,752)	(2,149,104)	(1,375,149)	(651,942)
NET ASSETS AT BEGINNING OF PERIOD	11,077,190	9,256,028	14,209,978	16,359,082	6,487,458	7,139,400
NET ASSETS AT END OF PERIOD	$11,423,015	$11,077,190	$11,245,226	$14,209,978	$5,112,309	$6,487,458

UNITS OUTSTANDING
Units outstanding at beginning of period	383,273	436,905	331,902	387,172	245,084	290,216
Units issued	48,147	18,377	7,554	8,652	12,532	11,900
Units redeemed	(68,520)	(72,009)	(49,449)	(63,922)	(46,877)	(57,032)
Units outstanding at end of period	362,900	383,273	290,007	331,902	210,739	245,084

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Insurance Fund, Inc. (Class II)
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF Emerging Markets Equity (Class II)		Morgan Stanley VIF Global Franchise (Class II)		Morgan Stanley VIF Global Infrastructure (Class II)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(49,207)	$(43,622)	$(161,605)	$(101,184)	$102,958	$48,624
Net realized gains (losses)	147,357	141,207	3,483,244	2,859,031	146,400	406,897
Change in unrealized gains (losses)	(869,072)	1,198,411	(4,010,270)	2,798,464	(1,188,862)	659,244
Increase (decrease) in net assets from operations	(770,922)	1,295,996	(688,631)	5,556,311	(939,504)	1,114,765

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	35,127	5,103	1,550	—
Benefit payments	(205,716)	(133,384)	(1,548,990)	(839,071)	(314,679)	(607,326)
Payments on termination	(478,957)	(912,498)	(2,289,282)	(2,817,025)	(1,039,050)	(486,511)
Contract Maintenance Charge	(13,725)	(16,733)	(69,646)	(64,877)	(5,843)	(6,090)
Transfers among the sub-accounts and with the
Fixed Account - net	(128,148)	(10,596)	(240,789)	(960,104)	(42,224)	(161,543)
Increase (decrease) in net assets from contract
transactions	(826,546)	(1,073,211)	(4,113,580)	(4,675,974)	(1,400,246)	(1,261,470)

INCREASE (DECREASE) IN NET ASSETS	(1,597,468)	222,785	(4,802,211)	880,337	(2,339,750)	(146,705)
NET ASSETS AT BEGINNING OF PERIOD	4,520,909	4,298,124	26,129,724	25,249,387	10,728,092	10,874,797
NET ASSETS AT END OF PERIOD	$2,923,441	$4,520,909	$21,327,513	$26,129,724	$8,388,342	$10,728,092

UNITS OUTSTANDING
Units outstanding at beginning of period	116,229	147,008	753,600	899,814	579,273	647,246
Units issued	6,993	4,929	9,261	16,749	6,993	4,446
Units redeemed	(30,145)	(35,708)	(124,215)	(162,963)	(83,445)	(72,419)
Units outstanding at end of period	93,077	116,229	638,646	753,600	502,821	579,273

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Insurance Fund, Inc. (Class II)
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF Global Strategist (Class II)		Morgan Stanley VIF Growth (Class II)		Morgan Stanley VIF Mid Cap Growth (Class II)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(127,563)	$(142,656)	$(95,997)	$(88,163)	$(204,508)	$(203,312)
Net realized gains (losses)	960,403	428,029	1,607,262	787,185	3,173,476	11,581
Change in unrealized gains (losses)	(2,245,419)	2,245,854	(1,173,536)	1,062,022	(1,711,516)	3,897,555
Increase (decrease) in net assets from operations	(1,412,579)	2,531,227	337,729	1,761,044	1,257,452	3,705,824

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	4,404	1,560	650	815	11,186	8,091
Benefit payments	(818,291)	(975,568)	(111,121)	(153,842)	(624,100)	(256,731)
Payments on termination	(1,157,912)	(1,503,947)	(357,765)	(446,424)	(1,622,525)	(1,654,651)
Contract Maintenance Charge	(23,145)	(22,870)	(19,808)	(15,473)	(46,607)	(42,706)
Transfers among the sub-accounts and with the
Fixed Account - net	(611,898)	(485,969)	(175,002)	(240,906)	(754,058)	(940,638)
Increase (decrease) in net assets from contract
transactions	(2,606,842)	(2,986,794)	(663,046)	(855,830)	(3,036,104)	(2,886,635)

INCREASE (DECREASE) IN NET ASSETS	(4,019,421)	(455,567)	(325,317)	905,214	(1,778,652)	819,189
NET ASSETS AT BEGINNING OF PERIOD	19,174,510	19,630,077	5,522,021	4,616,807	11,937,910	11,118,721
NET ASSETS AT END OF PERIOD	$15,155,089	$19,174,510	$5,196,704	$5,522,021	$10,159,258	$11,937,910

UNITS OUTSTANDING
Units outstanding at beginning of period	1,254,151	1,459,997	142,276	167,151	460,693	592,106
Units issued	16,672	22,127	14,428	6,106	19,864	12,440
Units redeemed	(192,246)	(227,973)	(30,590)	(30,981)	(126,128)	(143,853)
Units outstanding at end of period	1,078,577	1,254,151	126,114	142,276	354,429	460,693

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Insurance Fund, Inc. (Class II)		Morgan Stanley Variable Investment Series		Morgan Stanley Variable Investment Series
	Sub-Account		Sub-Account		Sub-Account
	Morgan Stanley VIF U.S. Real Estate (Class II)		European Equity*		Income Plus
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$173,982	$(95,402)	$268,014	$343,623	$787,721	$1,002,868
Net realized gains (losses)	1,028,660	1,174,564	(1,352,074)	(37,010)	832,830	523,524
Change in unrealized gains (losses)	(3,364,524)	(813,233)	(1,238,884)	4,073,317	(3,862,996)	817,467
Increase (decrease) in net assets from operations	(2,161,882)	265,929	(2,322,944)	4,379,930	(2,242,445)	2,343,859

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	28,383	11,374	2,782	1,222	41,903	4,349
Benefit payments	(483,005)	(467,935)	(794,767)	(890,054)	(2,728,925)	(3,548,373)
Payments on termination	(2,188,023)	(2,733,365)	(967,693)	(1,684,210)	(3,168,530)	(3,239,007)
Contract Maintenance Charge	(72,754)	(63,309)	(7,203)	(10,150)	(14,135)	(16,360)
Transfers among the sub-accounts and with the
Fixed Account - net	(221,781)	419,682	(19,117,035)	(192,937)	(748,341)	(675,453)
Increase (decrease) in net assets from contract
transactions	(2,937,180)	(2,833,553)	(20,883,916)	(2,776,129)	(6,618,028)	(7,474,844)

INCREASE (DECREASE) IN NET ASSETS	(5,099,062)	(2,567,624)	(23,206,860)	1,603,801	(8,860,473)	(5,130,985)
NET ASSETS AT BEGINNING OF PERIOD	25,033,933	27,601,557	23,206,860	21,603,059	43,809,831	48,940,816
NET ASSETS AT END OF PERIOD	$19,934,871	$25,033,933	$—	$23,206,860	$34,949,358	$43,809,831

UNITS OUTSTANDING
Units outstanding at beginning of period	675,250	752,812	626,968	699,125	1,191,804	1,398,179
Units issued	29,229	37,004	11,214	20,826	27,949	68,889
Units redeemed	(110,589)	(114,566)	(638,182)	(92,983)	(212,939)	(275,264)
Units outstanding at end of period	593,890	675,250	—	626,968	1,006,814	1,191,804

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Investment Series		Morgan Stanley Variable Investment Series		Morgan Stanley Variable Investment Series (Class Y Shares)
	Sub-Account		Sub-Account		Sub-Account
	Limited Duration*		Multi Cap Growth		European Equity (Class Y Shares)*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$19,238	$43,013	$(2,974,482)	$(2,478,276)	$38,442	$55,638
Net realized gains (losses)	(816,571)	(145,223)	65,991,282	24,263,364	(342,908)	(3,787)
Change in unrealized gains (losses)	716,714	95,073	(38,893,111)	45,939,233	(335,574)	1,067,690
Increase (decrease) in net assets from operations	(80,619)	(7,137)	24,123,689	67,724,321	(640,040)	1,119,541

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	166,962	—	1,924,239	9,732	1,434	870
Benefit payments	(253,613)	(414,104)	(13,014,164)	(6,435,540)	(177,972)	(81,625)
Payments on termination	(295,134)	(350,881)	(12,814,729)	(14,685,803)	(459,171)	(376,843)
Contract Maintenance Charge	(1,817)	(2,506)	(61,425)	(61,884)	(3,878)	(7,960)
Transfers among the sub-accounts and with the
Fixed Account - net	(4,303,328)	126,512	(4,098,647)	(4,169,824)	(4,937,303)	(81,081)
Increase (decrease) in net assets from contract
transactions	(4,686,930)	(640,979)	(28,064,726)	(25,343,319)	(5,576,890)	(546,639)

INCREASE (DECREASE) IN NET ASSETS	(4,767,549)	(648,116)	(3,941,037)	42,381,002	(6,216,930)	572,902
NET ASSETS AT BEGINNING OF PERIOD	4,767,549	5,415,665	194,167,573	151,786,571	6,216,930	5,644,028
NET ASSETS AT END OF PERIOD	$—	$4,767,549	$190,226,536	$194,167,573	$—	$6,216,930

UNITS OUTSTANDING
Units outstanding at beginning of period	440,457	499,529	1,841,045	2,090,554	488,604	534,228
Units issued	38,031	28,235	49,290	46,398	10,759	9,763
Units redeemed	(478,488)	(87,307)	(246,443)	(295,907)	(499,363)	(55,387)
Units outstanding at end of period	—	440,457	1,643,892	1,841,045	—	488,604

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Morgan Stanley Variable Investment Series (Class Y Shares)		Morgan Stanley Variable Investment Series (Class Y Shares)		Morgan Stanley Variable Investment Series (Class Y Shares)
	Sub-Account		Sub-Account		Sub-Account
	Income Plus (Class Y Shares)		Limited Duration (Class Y Shares)*		Multi Cap Growth (Class Y Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$618,247	$765,786	$(20,588)	$48,291	$(978,329)	$(840,723)
Net realized gains (losses)	854,660	460,414	(3,609,847)	(469,190)	17,913,994	6,980,713
Change in unrealized gains (losses)	(4,169,998)	1,048,014	3,216,114	265,720	(10,779,952)	11,842,286
Increase (decrease) in net assets from operations	(2,697,091)	2,274,214	(414,321)	(155,179)	6,155,713	17,982,276

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	34,549	2,222	250	300	59,723	3,060
Benefit payments	(2,182,110)	(3,137,337)	(543,243)	(923,788)	(1,350,082)	(1,939,545)
Payments on termination	(3,785,740)	(4,094,740)	(1,088,077)	(1,661,448)	(5,337,545)	(3,980,155)
Contract Maintenance Charge	(59,972)	(32,322)	(16,489)	(21,119)	(60,165)	(44,479)
Transfers among the sub-accounts and with the
Fixed Account - net	(689,457)	704,903	(17,798,129)	929,039	(1,855,782)	(2,115,058)
Increase (decrease) in net assets from contract
transactions	(6,682,730)	(6,557,274)	(19,445,688)	(1,677,016)	(8,543,851)	(8,076,177)

INCREASE (DECREASE) IN NET ASSETS	(9,379,821)	(4,283,060)	(19,860,009)	(1,832,195)	(2,388,138)	9,906,099
NET ASSETS AT BEGINNING OF PERIOD	47,316,529	51,599,589	19,860,009	21,692,204	51,308,224	41,402,125
NET ASSETS AT END OF PERIOD	$37,936,708	$47,316,529	$—	$19,860,009	$48,920,086	$51,308,224

UNITS OUTSTANDING
Units outstanding at beginning of period	2,567,886	2,921,247	2,139,358	2,316,494	1,827,524	2,150,787
Units issued	97,813	102,653	53,315	126,352	23,967	37,701
Units redeemed	(475,916)	(456,014)	(2,192,673)	(303,488)	(280,290)	(360,964)
Units outstanding at end of period	2,189,783	2,567,886	—	2,139,358	1,571,201	1,827,524

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Neuberger Berman Advisors Management Trust		Oppenheimer Variable Account Funds		Oppenheimer Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account
	AMT Large Cap Value		Oppenheimer Capital Appreciation		Oppenheimer Conservative Balanced
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(98)	$(230)	$(31,302)	$(31,498)	$4,771	$5,058
Net realized gains (losses)	2,708	699	267,224	308,264	32,778	27,198
Change in unrealized gains (losses)	(3,249)	2,111	(426,964)	335,870	(99,403)	46,419
Increase (decrease) in net assets from operations	(639)	2,580	(191,042)	612,636	(61,854)	78,675

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	23,375	27,025	3,000	4,500
Benefit payments	—	—	(12,753)	(34,402)	(26,393)	(65,578)
Payments on termination	(251)	(299)	(78,707)	(165,491)	(54,157)	(58,584)
Contract Maintenance Charge	(11)	(12)	(1,888)	(2,033)	(433)	(487)
Transfers among the sub-accounts and with the
Fixed Account - net	—	1	(71,588)	(19,508)	762	(45,347)
Increase (decrease) in net assets from contract
transactions	(262)	(310)	(141,561)	(194,409)	(77,221)	(165,496)

INCREASE (DECREASE) IN NET ASSETS	(901)	2,270	(332,603)	418,227	(139,075)	(86,821)
NET ASSETS AT BEGINNING OF PERIOD	24,757	22,487	2,921,677	2,503,450	983,373	1,070,194
NET ASSETS AT END OF PERIOD	$23,856	$24,757	$2,589,074	$2,921,677	$844,298	$983,373

UNITS OUTSTANDING
Units outstanding at beginning of period	1,075	1,089	147,852	159,042	61,755	72,227
Units issued	—	—	1,672	3,214	255	397
Units redeemed	(12)	(14)	(8,507)	(14,404)	(5,162)	(10,869)
Units outstanding at end of period	1,063	1,075	141,017	147,852	56,848	61,755

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds		Oppenheimer Variable Account Funds		Oppenheimer Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Discovery Mid Cap Growth		Oppenheimer Global		Oppenheimer Global Strategic Income
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(9,888)	$(8,917)	$(8,606)	$(8,280)	$43,255	$12,103
Net realized gains (losses)	116,662	83,487	282,011	93,428	(9,863)	114
Change in unrealized gains (losses)	(143,718)	70,376	(617,484)	572,316	(105,644)	53,125
Increase (decrease) in net assets from operations	(36,944)	144,946	(344,079)	657,464	(72,252)	65,342

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	19,378	29,893	3,790	5,300
Benefit payments	(21,333)	(11,765)	(2,885)	(12,334)	32,816	(20,265)
Payments on termination	(31,083)	(35,230)	(202,624)	(115,797)	(189,514)	(60,325)
Contract Maintenance Charge	(172)	(175)	(1,526)	(1,533)	(506)	(551)
Transfers among the sub-accounts and with the
Fixed Account - net	(37,658)	(5,152)	112,913	(55,637)	(57,543)	229
Increase (decrease) in net assets from contract
transactions	(90,246)	(52,322)	(74,744)	(155,408)	(210,957)	(75,612)

INCREASE (DECREASE) IN NET ASSETS	(127,190)	92,624	(418,823)	502,056	(283,209)	(10,270)
NET ASSETS AT BEGINNING OF PERIOD	646,846	554,222	2,452,778	1,950,722	1,387,629	1,397,899
NET ASSETS AT END OF PERIOD	$519,656	$646,846	$2,033,955	$2,452,778	$1,104,420	$1,387,629

UNITS OUTSTANDING
Units outstanding at beginning of period	48,468	52,424	67,753	72,913	98,337	102,359
Units issued	—	611	6,826	3,940	4,756	2,194
Units redeemed	(5,016)	(4,567)	(8,849)	(9,100)	(26,112)	(6,216)
Units outstanding at end of period	43,452	48,468	65,730	67,753	76,981	98,337

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds		Oppenheimer Variable Account Funds		Oppenheimer Variable Account Funds
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Main Street		Oppenheimer Main Street Small Cap		Oppenheimer Total Return Bond
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(4,131)	$(2,884)	$(14,516)	$(4,511)	$9,877	$5,471
Net realized gains (losses)	142,176	94,995	189,321	149,134	(14,384)	(4,597)
Change in unrealized gains (losses)	(244,520)	97,316	(314,936)	(8,631)	(7,169)	14,703
Increase (decrease) in net assets from operations	(106,475)	189,427	(140,131)	135,992	(11,676)	15,577

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	1,605	10,615	1,990	1,680
Benefit payments	(14,849)	(26,767)	(2,664)	(394)	—	—
Payments on termination	(135,494)	(147,997)	(78,037)	(47,747)	(50,571)	(18,462)
Contract Maintenance Charge	(687)	(739)	(1,162)	(1,259)	(439)	(488)
Transfers among the sub-accounts and with the
Fixed Account - net	(17,250)	(8,241)	(24,549)	55,308	3,686	14,696
Increase (decrease) in net assets from contract
transactions	(168,280)	(183,744)	(104,807)	16,523	(45,334)	(2,574)

INCREASE (DECREASE) IN NET ASSETS	(274,755)	5,683	(244,938)	152,515	(57,010)	13,003
NET ASSETS AT BEGINNING OF PERIOD	1,320,219	1,314,536	1,335,751	1,183,236	497,304	484,301
NET ASSETS AT END OF PERIOD	$1,045,464	$1,320,219	$1,090,813	$1,335,751	$440,294	$497,304

UNITS OUTSTANDING
Units outstanding at beginning of period	64,084	73,740	30,269	30,147	38,168	38,394
Units issued	15	3,819	141	11,155	1,116	1,278
Units redeemed	(7,947)	(13,475)	(2,413)	(11,033)	(4,706)	(1,504)
Units outstanding at end of period	56,152	64,084	27,997	30,269	34,578	38,168

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Capital Appreciation (SS)		Oppenheimer Conservative Balanced (SS)		Oppenheimer Discovery Mid Cap Growth (SS)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(255,891)	$(267,546)	$4,582	$4,426	$(99,162)	$(100,328)
Net realized gains (losses)	1,887,691	2,293,530	210,777	59,271	1,182,159	1,062,895
Change in unrealized gains (losses)	(2,573,007)	1,646,572	(621,435)	398,669	(1,470,524)	442,836
Increase (decrease) in net assets from operations	(941,207)	3,672,556	(406,076)	462,366	(387,527)	1,405,403

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	5,857	10,064	962	1,315	1,465	9,365
Benefit payments	(438,297)	(314,028)	(248,862)	(253,425)	(53,949)	(249,568)
Payments on termination	(1,508,863)	(2,276,612)	(675,962)	(481,460)	(858,348)	(766,997)
Contract Maintenance Charge	(50,256)	(48,655)	(25,388)	(24,314)	(22,731)	(21,487)
Transfers among the sub-accounts and with the
Fixed Account - net	(271,562)	(911,136)	(107,159)	(26,390)	(166,186)	(205,409)
Increase (decrease) in net assets from contract
transactions	(2,263,121)	(3,540,367)	(1,056,409)	(784,274)	(1,099,749)	(1,234,096)

INCREASE (DECREASE) IN NET ASSETS	(3,204,328)	132,189	(1,462,485)	(321,908)	(1,487,276)	171,307
NET ASSETS AT BEGINNING OF PERIOD	16,464,681	16,332,492	6,523,761	6,845,669	5,984,694	5,813,387
NET ASSETS AT END OF PERIOD	$13,260,353	$16,464,681	$5,061,276	$6,523,761	$4,497,418	$5,984,694

UNITS OUTSTANDING
Units outstanding at beginning of period	672,831	830,413	393,778	442,635	209,781	257,030
Units issued	23,597	11,598	10,016	13,743	3,831	2,198
Units redeemed	(110,771)	(169,180)	(75,252)	(62,600)	(43,112)	(49,447)
Units outstanding at end of period	585,657	672,831	328,542	393,778	170,500	209,781

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Global (SS)		Oppenheimer Global Strategic Income (SS)		Oppenheimer Main Street (SS)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(63,404)	$(67,039)	$894,398	$136,435	$(206,717)	$(183,045)
Net realized gains (losses)	925,717	477,140	(316,884)	(106,880)	3,843,458	2,024,936
Change in unrealized gains (losses)	(1,894,265)	1,856,507	(2,520,856)	1,511,289	(6,008,151)	2,348,310
Increase (decrease) in net assets from operations	(1,031,952)	2,266,608	(1,943,342)	1,540,844	(2,371,410)	4,190,201

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	20,379	23,191	22,588	55,937	43,198	19,615
Benefit payments	(79,191)	(395,591)	(713,911)	(1,149,116)	(744,343)	(735,787)
Payments on termination	(942,022)	(938,245)	(3,259,944)	(4,193,120)	(3,855,836)	(3,417,985)
Contract Maintenance Charge	(25,502)	(24,619)	(95,621)	(81,577)	(84,496)	(80,836)
Transfers among the sub-accounts and with the
Fixed Account - net	35,109	(446,125)	(176,258)	568,344	(254,815)	(877,507)
Increase (decrease) in net assets from contract
transactions	(991,227)	(1,781,389)	(4,223,146)	(4,799,532)	(4,896,292)	(5,092,500)

INCREASE (DECREASE) IN NET ASSETS	(2,023,179)	485,219	(6,166,488)	(3,258,688)	(7,267,702)	(902,299)
NET ASSETS AT BEGINNING OF PERIOD	7,956,650	7,471,431	33,977,883	37,236,571	29,569,014	30,471,313
NET ASSETS AT END OF PERIOD	$5,933,471	$7,956,650	$27,811,395	$33,977,883	$22,301,312	$29,569,014

UNITS OUTSTANDING
Units outstanding at beginning of period	212,580	267,574	1,805,862	2,063,546	1,039,755	1,228,171
Units issued	6,059	2,685	101,502	101,381	47,146	24,678
Units redeemed	(32,325)	(57,679)	(334,784)	(359,065)	(220,229)	(213,094)
Units outstanding at end of period	186,314	212,580	1,572,580	1,805,862	866,672	1,039,755

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Oppenheimer Variable Account Funds (Service Shares ("SS"))		Oppenheimer Variable Account Funds (Service Shares ("SS"))		PIMCO Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	Oppenheimer Main Street Small Cap (SS)		Oppenheimer Total Return Bond (SS)		PIMCO VIT Commodity Real Return Strategy (Advisor Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(197,469)	$(132,029)	$167,991	$85,291	$1,617	$79,099
Net realized gains (losses)	2,265,153	1,422,801	(336,409)	(271,821)	(121,394)	(462,658)
Change in unrealized gains (losses)	(3,277,112)	262,780	(175,638)	553,872	37,516	381,813
Increase (decrease) in net assets from operations	(1,209,428)	1,553,552	(344,056)	367,342	(82,261)	(1,746)

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	12,024	5,260	41,575	14,667	—	—
Benefit payments	(500,377)	(384,405)	(425,111)	(511,657)	(20,353)	(250,368)
Payments on termination	(1,678,696)	(1,578,863)	(1,403,206)	(1,596,497)	(64,007)	(113,157)
Contract Maintenance Charge	(42,048)	(42,055)	(40,110)	(42,944)	(1,793)	(1,844)
Transfers among the sub-accounts and with the
Fixed Account - net	(329,063)	103,903	(354,420)	334,495	3,094	22,724
Increase (decrease) in net assets from contract
transactions	(2,538,160)	(1,896,160)	(2,181,272)	(1,801,936)	(83,059)	(342,645)

INCREASE (DECREASE) IN NET ASSETS	(3,747,588)	(342,608)	(2,525,328)	(1,434,594)	(165,320)	(344,391)
NET ASSETS AT BEGINNING OF PERIOD	13,445,533	13,788,141	12,290,600	13,725,194	599,212	943,603
NET ASSETS AT END OF PERIOD	$9,697,945	$13,445,533	$9,765,272	$12,290,600	$433,892	$599,212

UNITS OUTSTANDING
Units outstanding at beginning of period	328,395	376,889	1,310,547	1,505,368	106,325	167,844
Units issued	12,641	22,191	60,519	122,895	2,972	7,025
Units redeemed	(71,829)	(70,685)	(300,840)	(317,716)	(18,194)	(68,544)
Units outstanding at end of period	269,207	328,395	1,070,226	1,310,547	91,103	106,325

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust
	Sub-Account		Sub-Account		Sub-Account
	PIMCO VIT Emerging Markets Bond (Advisor Shares)		PIMCO VIT International Bond (US Dollar-Hedged)*		PIMCO VIT Real Return (Advisor Shares)
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$12,641	$19,130	$(1)	$22	$23,397	$17,575
Net realized gains (losses)	(7,665)	(6,039)	3	1	(29,189)	(16,543)
Change in unrealized gains (losses)	(41,454)	32,456	1	(15)	(132,208)	34,730
Increase (decrease) in net assets from operations	(36,478)	45,547	3	8	(138,000)	35,762

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	—	—	15,419	—
Benefit payments	(11,641)	(16,858)	—	—	(101,528)	(80,541)
Payments on termination	(27,042)	(81,921)	—	—	(351,420)	(304,081)
Contract Maintenance Charge	(1,889)	(1,951)	(3)	(3)	(10,649)	(4,722)
Transfers among the sub-accounts and with the
Fixed Account - net	22,295	(42,867)	5	33	37,071	2,229,314
Increase (decrease) in net assets from contract
transactions	(18,277)	(143,597)	2	30	(411,107)	1,839,970

INCREASE (DECREASE) IN NET ASSETS	(54,755)	(98,050)	5	38	(549,107)	1,875,732
NET ASSETS AT BEGINNING OF PERIOD	541,373	639,423	638	600	3,672,064	1,796,332
NET ASSETS AT END OF PERIOD	$486,618	$541,373	$643	$638	$3,122,957	$3,672,064

UNITS OUTSTANDING
Units outstanding at beginning of period	32,164	41,156	35	33	277,692	137,596
Units issued	4,400	1,533	—	2	14,122	178,504
Units redeemed	(5,670)	(10,525)	—	—	(45,741)	(38,408)
Units outstanding at end of period	30,894	32,164	35	35	246,073	277,692

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	PIMCO Variable Insurance Trust		PIMCO Variable Insurance Trust		Profunds VP
	Sub-Account		Sub-Account		Sub-Account
	PIMCO VIT Total Return		PIMCO VIT Total Return (Advisor Shares)		ProFund VP Large-Cap Value
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$19	$9	$60,131	$24,835	$—	$(435)
Net realized gains (losses)	17	1	43,798	(561)	—	2,045
Change in unrealized gains (losses)	(75)	46	(301,385)	266,297	—	(1,852)
Increase (decrease) in net assets from operations	(39)	56	(197,456)	290,571	—	(242)

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—	500	1,400	—	—
Benefit payments	—	—	(288,649)	(305,552)	—	—
Payments on termination	—	—	(1,298,873)	(1,171,002)	—	—
Contract Maintenance Charge	(5)	(5)	(29,524)	(25,907)	—	—
Transfers among the sub-accounts and with the
Fixed Account - net	(64)	175	407,357	(272,852)	—	(59,858)
Increase (decrease) in net assets from contract
transactions	(69)	170	(1,209,189)	(1,773,913)	—	(59,858)

INCREASE (DECREASE) IN NET ASSETS	(108)	226	(1,406,645)	(1,483,342)	—	(60,100)
NET ASSETS AT BEGINNING OF PERIOD	1,873	1,647	8,553,316	10,036,658	—	60,100
NET ASSETS AT END OF PERIOD	$1,765	$1,873	$7,146,671	$8,553,316	$—	$—

UNITS OUTSTANDING
Units outstanding at beginning of period	106	96	570,599	689,455	—	4,681
Units issued	6	10	67,206	49,300	—	1,661
Units redeemed	(10)	—	(149,433)	(168,156)	—	(6,342)
Units outstanding at end of period	102	106	488,372	570,599	—	—

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT Diversified Income		VT Equity Income		VT George Putnam Balanced
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$456,536	$726,606	$(1,223,887)	$(853,072)	$(324,548)	$52,990
Net realized gains (losses)	(602,791)	(497,505)	13,588,081	6,894,700	1,336,739	940,443
Change in unrealized gains (losses)	(181,675)	714,599	(27,146,971)	16,085,425	(2,773,829)	4,628,222
Increase (decrease) in net assets from operations	(327,930)	943,700	(14,782,777)	22,127,053	(1,761,638)	5,621,655

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	2,556	4,427	219,997	56,411	14,700	17,190
Benefit payments	(664,527)	(418,779)	(5,917,734)	(4,085,630)	(1,520,944)	(947,279)
Payments on termination	(1,091,122)	(1,048,296)	(12,896,472)	(9,446,355)	(3,588,609)	(3,926,624)
Contract Maintenance Charge	(27,504)	(30,443)	(368,030)	(301,696)	(101,837)	(106,941)
Transfers among the sub-accounts and with the
Fixed Account - net	(248,322)	(140,011)	(3,221,977)	106,573,153	(116,694)	16,571
Increase (decrease) in net assets from contract
transactions	(2,028,919)	(1,633,102)	(22,184,216)	92,795,883	(5,313,384)	(4,947,083)

INCREASE (DECREASE) IN NET ASSETS	(2,356,849)	(689,402)	(36,966,993)	114,922,936	(7,075,022)	674,572
NET ASSETS AT BEGINNING OF PERIOD	16,866,001	17,555,403	174,275,205	59,352,269	44,416,186	43,741,614
NET ASSETS AT END OF PERIOD	$14,509,152	$16,866,001	$137,308,212	$174,275,205	$37,341,164	$44,416,186

UNITS OUTSTANDING
Units outstanding at beginning of period	858,616	944,053	5,922,134	2,238,476	2,547,717	2,835,833
Units issued	33,898	25,048	105,986	4,358,174	89,907	100,953
Units redeemed	(135,707)	(110,485)	(854,898)	(674,516)	(389,679)	(389,069)
Units outstanding at end of period	756,807	858,616	5,173,222	5,922,134	2,247,945	2,547,717

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT Global Asset Allocation		VT Global Equity		VT Global Health Care
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$79,585	$3,230	$(140,384)	$(540)	$(93,504)	$(199,365)
Net realized gains (losses)	1,880,206	932,320	455,467	275,865	3,643,988	2,663,330
Change in unrealized gains (losses)	(3,368,032)	1,601,907	(2,034,490)	2,871,328	(3,838,858)	477,393
Increase (decrease) in net assets from operations	(1,408,241)	2,537,457	(1,719,407)	3,146,653	(288,374)	2,941,358

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	13,524	17,800	12,700	7,289	42,512	42,688
Benefit payments	(614,735)	(344,810)	(433,464)	(147,658)	(795,776)	(910,019)
Payments on termination	(3,357,744)	(1,275,425)	(817,450)	(707,110)	(1,226,636)	(1,805,561)
Contract Maintenance Charge	(46,530)	(51,271)	(30,736)	(35,303)	(57,943)	(62,708)
Transfers among the sub-accounts and with the
Fixed Account - net	(3,122)	(115,228)	(194,951)	(564,049)	(500,454)	(716,319)
Increase (decrease) in net assets from contract
transactions	(4,008,607)	(1,768,934)	(1,463,901)	(1,446,831)	(2,538,297)	(3,451,919)

INCREASE (DECREASE) IN NET ASSETS	(5,416,848)	768,523	(3,183,308)	1,699,822	(2,826,671)	(510,561)
NET ASSETS AT BEGINNING OF PERIOD	20,209,025	19,440,502	14,072,973	12,373,151	21,378,685	21,889,246
NET ASSETS AT END OF PERIOD	$14,792,177	$20,209,025	$10,889,665	$14,072,973	$18,552,014	$21,378,685

UNITS OUTSTANDING
Units outstanding at beginning of period	947,796	1,032,882	1,012,563	1,126,197	794,900	923,219
Units issued	50,208	34,399	19,042	13,909	5,654	23,449
Units redeemed	(242,714)	(119,485)	(124,965)	(127,543)	(96,129)	(151,768)
Units outstanding at end of period	755,290	947,796	906,640	1,012,563	704,425	794,900

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT Global Utilities		VT Government Money Market		VT Growth Opportunities
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$76,291	$113,155	$(140,448)	$(487,899)	$(1,480,064)	$(1,294,267)
Net realized gains (losses)	292,086	282,965	—	—	10,118,785	3,603,145
Change in unrealized gains (losses)	(511,310)	1,055,022	—	—	(6,855,623)	21,508,487
Increase (decrease) in net assets from operations	(142,933)	1,451,142	(140,448)	(487,899)	1,783,098	23,817,365

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	15,875	2,020	45,654	51,070	107,196	57,798
Benefit payments	(349,668)	(348,679)	(1,121,638)	(2,451,280)	(2,441,110)	(2,327,855)
Payments on termination	(393,766)	(551,085)	(6,878,928)	(7,589,823)	(7,483,354)	(7,650,192)
Contract Maintenance Charge	(17,042)	(18,557)	(136,897)	(87,717)	(232,008)	(228,108)
Transfers among the sub-accounts and with the
Fixed Account - net	(106,788)	(326,783)	5,993,525	6,445,957	(3,124,484)	(2,977,990)
Increase (decrease) in net assets from contract
transactions	(851,389)	(1,243,084)	(2,098,284)	(3,631,793)	(13,173,760)	(13,126,347)

INCREASE (DECREASE) IN NET ASSETS	(994,322)	208,058	(2,238,732)	(4,119,692)	(11,390,662)	10,691,018
NET ASSETS AT BEGINNING OF PERIOD	7,654,215	7,446,157	34,746,458	38,866,150	98,131,540	87,440,522
NET ASSETS AT END OF PERIOD	$6,659,893	$7,654,215	$32,507,726	$34,746,458	$86,740,878	$98,131,540

UNITS OUTSTANDING
Units outstanding at beginning of period	489,863	569,870	3,714,121	4,094,895	8,721,565	10,017,371
Units issued	6,091	12,303	1,096,763	1,124,756	123,164	145,473
Units redeemed	(59,820)	(92,310)	(1,320,654)	(1,505,530)	(1,192,782)	(1,441,279)
Units outstanding at end of period	436,134	489,863	3,490,230	3,714,121	7,651,947	8,721,565

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT High Yield		VT Income		VT International Equity
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$929,540	$1,067,188	$744,599	$1,490,422	$(70,033)	$417,259
Net realized gains (losses)	(256,533)	(180,342)	(747,634)	(542,407)	159,081	(329,268)
Change in unrealized gains (losses)	(1,804,062)	376,694	(634,752)	1,100,105	(11,284,994)	12,615,976
Increase (decrease) in net assets from operations	(1,131,055)	1,263,540	(637,787)	2,048,120	(11,195,946)	12,703,967

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	24,862	27,991	27,284	13,937	76,399	69,859
Benefit payments	(975,456)	(674,359)	(1,532,053)	(1,283,213)	(1,340,393)	(1,326,191)
Payments on termination	(1,724,355)	(2,027,210)	(3,737,487)	(4,521,811)	(4,211,923)	(5,152,315)
Contract Maintenance Charge	(54,706)	(55,966)	(121,249)	(123,746)	(117,692)	(129,719)
Transfers among the sub-accounts and with the
Fixed Account - net	(217,919)	(607,622)	(963,455)	1,051,625	738,731	(1,424,806)
Increase (decrease) in net assets from contract
transactions	(2,947,574)	(3,337,166)	(6,326,960)	(4,863,208)	(4,854,878)	(7,963,172)

INCREASE (DECREASE) IN NET ASSETS	(4,078,629)	(2,073,626)	(6,964,747)	(2,815,088)	(16,050,824)	4,740,795
NET ASSETS AT BEGINNING OF PERIOD	22,872,413	24,946,039	49,556,357	52,371,445	59,362,070	54,621,275
NET ASSETS AT END OF PERIOD	$18,793,784	$22,872,413	$42,591,610	$49,556,357	$43,311,246	$59,362,070

UNITS OUTSTANDING
Units outstanding at beginning of period	936,025	1,074,100	2,820,409	3,101,981	3,712,308	4,241,322
Units issued	17,956	31,676	102,187	142,202	202,569	151,859
Units redeemed	(140,669)	(169,751)	(472,179)	(423,774)	(514,653)	(680,873)
Units outstanding at end of period	813,312	936,025	2,450,417	2,820,409	3,400,224	3,712,308

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT International Growth		VT International Value		VT Mortgage Securities*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(133,327)	$(32,889)	$66,017	$12,406	$152,227	$122,796
Net realized gains (losses)	1,211,844	409,029	(158,353)	(252,802)	(394,124)	(382,054)
Change in unrealized gains (losses)	(2,910,466)	2,357,511	(1,745,180)	2,416,146	(12,087)	328,635
Increase (decrease) in net assets from operations	(1,831,949)	2,733,651	(1,837,516)	2,175,750	(253,984)	69,377

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	16,884	25,553	22,958	17,337	12,118	13,777
Benefit payments	(293,581)	(330,404)	(477,775)	(236,608)	(555,833)	(588,682)
Payments on termination	(628,094)	(587,549)	(466,691)	(868,564)	(767,142)	(817,536)
Contract Maintenance Charge	(31,897)	(34,784)	(25,905)	(29,191)	(23,544)	(26,763)
Transfers among the sub-accounts and with the
Fixed Account - net	(313,003)	(199,970)	(253,109)	(247,701)	(263,552)	(390,799)
Increase (decrease) in net assets from contract
transactions	(1,249,691)	(1,127,154)	(1,200,522)	(1,364,727)	(1,597,953)	(1,810,003)

INCREASE (DECREASE) IN NET ASSETS	(3,081,640)	1,606,497	(3,038,038)	811,023	(1,851,937)	(1,740,626)
NET ASSETS AT BEGINNING OF PERIOD	10,443,137	8,836,640	10,813,045	10,002,022	11,498,951	13,239,577
NET ASSETS AT END OF PERIOD	$7,361,497	$10,443,137	$7,775,007	$10,813,045	$9,647,014	$11,498,951

UNITS OUTSTANDING
Units outstanding at beginning of period	696,473	783,661	686,770	781,386	712,036	818,662
Units issued	21,104	45,241	16,802	20,873	26,106	34,496
Units redeemed	(114,206)	(132,429)	(95,585)	(115,489)	(121,906)	(141,122)
Units outstanding at end of period	603,371	696,473	607,987	686,770	616,236	712,036

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT Multi-Cap Core*		VT Research		VT Small Cap Growth*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(147,059)	$(144,765)	$(300,144)	$(164,192)	$(48,025)	$(31,520)
Net realized gains (losses)	6,750,516	4,671,541	2,052,158	1,779,575	503,639	320,153
Change in unrealized gains (losses)	(10,332,999)	4,303,405	(2,810,486)	2,636,895	(930,573)	(79,724)
Increase (decrease) in net assets from operations	(3,729,542)	8,830,181	(1,058,472)	4,252,278	(474,959)	208,909

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	27,356	15,775	14,103	14,936	11,368	10,600
Benefit payments	(1,658,921)	(757,862)	(663,546)	(718,951)	(108,019)	(13,377)
Payments on termination	(2,867,204)	(2,962,210)	(1,733,652)	(1,403,791)	(194,188)	(169,801)
Contract Maintenance Charge	(98,373)	(101,971)	(50,168)	(53,124)	(10,091)	(11,005)
Transfers among the sub-accounts and with the
Fixed Account - net	(1,022,136)	(1,037,170)	(840,049)	(895,210)	22,953	20,617
Increase (decrease) in net assets from contract
transactions	(5,619,278)	(4,843,438)	(3,273,312)	(3,056,140)	(277,977)	(162,966)

INCREASE (DECREASE) IN NET ASSETS	(9,348,820)	3,986,743	(4,331,784)	1,196,138	(752,936)	45,943
NET ASSETS AT BEGINNING OF PERIOD	48,312,786	44,326,043	22,202,531	21,006,393	3,479,989	3,434,046
NET ASSETS AT END OF PERIOD	$38,963,966	$48,312,786	$17,870,747	$22,202,531	$2,727,053	$3,479,989

UNITS OUTSTANDING
Units outstanding at beginning of period	2,805,148	3,120,920	1,106,022	1,267,262	111,614	117,272
Units issued	32,143	67,838	15,201	23,903	7,314	9,920
Units redeemed	(352,088)	(383,610)	(174,033)	(185,143)	(15,842)	(15,578)
Units outstanding at end of period	2,485,203	2,805,148	947,190	1,106,022	103,086	111,614

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Putnam Variable Trust		Putnam Variable Trust		Putnam Variable Trust
	Sub-Account		Sub-Account		Sub-Account
	VT Small Cap Value		VT Sustainable Future*		VT Sustainable Leaders*
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(346,969)	$(266,153)	$(48,532)	$(36,279)	$(1,032,983)	$(549,995)
Net realized gains (losses)	8,994,006	1,535,673	346,525	435,027	12,755,947	8,873,627
Change in unrealized gains (losses)	(15,121,956)	755,157	(622,613)	148,617	(13,066,663)	8,736,026
Increase (decrease) in net assets from operations	(6,474,919)	2,024,677	(324,620)	547,365	(1,343,699)	17,059,658

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	31,452	14,537	1,846	1,219	100,866	72,297
Benefit payments	(928,290)	(917,540)	(192,495)	(124,046)	(2,039,007)	(1,665,521)
Payments on termination	(2,013,752)	(2,307,953)	(283,932)	(626,490)	(4,746,807)	(5,993,796)
Contract Maintenance Charge	(45,966)	(52,580)	(14,562)	(16,643)	(206,723)	(210,869)
Transfers among the sub-accounts and with the
Fixed Account - net	(174,911)	(760,729)	(191,406)	(1,230)	(2,292,811)	(1,360,849)
Increase (decrease) in net assets from contract
transactions	(3,131,467)	(4,024,265)	(680,549)	(767,190)	(9,184,482)	(9,158,738)

INCREASE (DECREASE) IN NET ASSETS	(9,606,386)	(1,999,588)	(1,005,169)	(219,825)	(10,528,181)	7,900,920
NET ASSETS AT BEGINNING OF PERIOD	33,692,216	35,691,804	6,028,263	6,248,088	73,615,312	65,714,392
NET ASSETS AT END OF PERIOD	$24,085,830	$33,692,216	$5,023,094	$6,028,263	$63,087,131	$73,615,312

UNITS OUTSTANDING
Units outstanding at beginning of period	994,703	1,109,424	184,376	208,638	4,265,362	4,862,852
Units issued	35,717	40,336	5,738	14,343	17,687	105,192
Units redeemed	(127,117)	(155,057)	(26,165)	(38,605)	(513,615)	(702,682)
Units outstanding at end of period	903,303	994,703	163,949	184,376	3,769,434	4,265,362

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
	Sub-Account
	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
	2018	2017
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$173	$(38)
Net realized gains (losses)	6,143	1,666
Change in unrealized gains (losses)	(5,536)	1,580
Increase (decrease) in net assets from operations	780	3,208

INCREASE (DECREASE) IN NET ASSETS
FROM CONTRACT TRANSACTIONS
Deposits	—	—
Benefit payments	—	—
Payments on termination	(17,561)	—
Contract Maintenance Charge	(7)	(8)
Transfers among the sub-accounts and with the
Fixed Account - net	1	(1)
Increase (decrease) in net assets from contract
transactions	(17,567)	(9)

INCREASE (DECREASE) IN NET ASSETS	(16,787)	3,199
NET ASSETS AT BEGINNING OF PERIOD	26,331	23,132
NET ASSETS AT END OF PERIOD	$9,544	$26,331

UNITS OUTSTANDING
Units outstanding at beginning of period	1,352	1,353
Units issued	—	—
Units redeemed	(847)	(1)
Units outstanding at end of period	505	1,352

See notes to financial statements.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization
Allstate Financial Advisors Separate Account I (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company (“Allstate”). The assets of the Account are legally segregated from those of Allstate. Allstate is wholly owned by Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). On June 1, 2006, Allstate completed the disposal of substantially all of its variable annuity business through a combination of coinsurance and modified coinsurance reinsurance, and administrative services agreements with subsidiaries of Prudential Financial, Inc. (“Prudential”). Prudential is responsible for servicing the individual annuity contracts, including those of the Account. The reinsurance agreements do not extinguish Allstate’s contractual obligations to the contractholders. Allstate continues to be responsible for all contract terms and conditions. The obligations of Prudential under the reinsurance and administrative agreements are to Allstate.
Allstate issued the following variable annuity contracts through the Account (collectively the “Contracts”). The Account accepts additional deposits from existing contractholders, but is closed to new contractholders.
AIM Lifetime America Variable Annuity Series (Classic, Freedom, and Regal)
AIM Lifetime Enhanced ChoiceSM Variable Annuity
AIM Lifetime PlusSM Variable Annuity
AIM Lifetime PlusSM II Variable Annuity
Allstate Advisor Variable Annuity (Base, Plus, and Preferred)
Allstate Advisor (STI) Variable Annuity (Base and Preferred)
Allstate Personal Retirement Manager
Allstate Provider Variable Annuity Series (Base, Advantage, Extra, and Ultra)
Allstate Retirement Access VA B Series
Allstate Retirement Access VA L Series
Allstate Retirement Access VA X Series
Allstate Variable Annuity (Base and L-Share)
Allstate Variable Annuity II
Allstate Variable Annuity II Asset Manager
Allstate Variable Annuity 3
Allstate Variable Annuity 3 Asset Manager
Preferred Client Variable Annuity
Putnam Allstate Advisor Variable Annuity (Base, Plus, Preferred, and Apex)
Scudder Horizon Advantage Variable Annuity
Select Directions Variable Annuity
STI Classic Variable Annuity
Absent any Contract provisions wherein Allstate contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios ("Fund" or "Funds") in which they invest:

Advanced Series Trust	Advanced Series Trust (continued)
AST Academic Strategies Asset Allocation	AST Bond Portfolio 2019
AST Advanced Strategies	AST Bond Portfolio 2020**
AST AQR Emerging Markets Equity**	AST Bond Portfolio 2021**
AST AQR Large-Cap**	AST Bond Portfolio 2022
AST Balanced Asset Allocation	AST Bond Portfolio 2023
AST BlackRock Global Strategies	AST Bond Portfolio 2024
AST BlackRock Low Duration Bond	AST Bond Portfolio 2025**
AST BlackRock/Loomis Sayles Bond	AST Bond Portfolio 2026
AST Bond Portfolio 2018*	AST Bond Portfolio 2027

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

Advanced Series Trust (continued)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
AST Bond Portfolio 2028**	Invesco V.I. American Franchise
AST Bond Portfolio 2029*,**	Invesco V.I. American Value
AST Capital Growth Asset Allocation	Invesco V.I. Comstock
AST ClearBridge Dividend Growth**	Invesco V.I. Core Equity
AST Cohen & Steers Realty	Invesco V.I. Core Plus Bond
AST Fidelity Institutional AMSM Quantitative*	Invesco V.I. Diversified Dividend
AST Global Real Estate	Invesco V.I. Equity and Income
AST Goldman Sachs Large-Cap Value	Invesco V.I. Global Core Equity
AST Goldman Sachs Mid-Cap Growth	Invesco V.I. Government Money Market
AST Goldman Sachs Multi-Asset	Invesco V.I. Government Securities
AST Goldman Sachs Small-Cap Value	Invesco V.I. High Yield
AST Government Money Market	Invesco V.I. International Growth
AST High Yield	Invesco V.I. Managed Volatility
AST Hotchkis & Wiley Large-Cap Value	Invesco V.I. Mid Cap Core Equity
AST International Growth	Invesco V.I. Mid Cap Growth
AST International Value	Invesco V.I. S&P 500 Index
AST Investment Grade Bond	Invesco V.I. Technology
AST Jennison Large-Cap Growth**	Invesco V.I. Value Opportunities
AST J.P. Morgan Global Thematic
AST J.P. Morgan International Equity	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II)
AST J.P. Morgan Strategic Opportunities	Invesco V.I. American Franchise II
AST Loomis Sayles Large-Cap Growth	Invesco V.I. American Value II
AST Lord Abbett Core Fixed Income*	Invesco V.I. Comstock II
AST MFS Global Equity	Invesco V.I. Core Equity II
AST MFS Growth	Invesco V.I. Core Plus Bond II
AST MFS Large-Cap Value**	Invesco V.I. Diversified Dividend II
AST Neuberger Berman/LSV Mid-Cap Value	Invesco V.I. Equity and Income II
AST New Discovery Asset Allocation	Invesco V.I. Global Core Equity II
AST Parametric Emerging Markets Equity	Invesco V.I. Government Money Market II
AST Preservation Asset Allocation	Invesco V.I. Government Securities II
AST Prudential Core Bond**	Invesco V.I. Growth and Income II
AST Prudential Growth Allocation	Invesco V.I. High Yield II
AST QMA Large-Cap**	Invesco V.I. International Growth II
AST QMA US Equity Alpha	Invesco V.I. Managed Volatility II
AST Quantitative Modeling**	Invesco V.I. Mid Cap Core Equity II
AST RCM World Trends	Invesco V.I. Mid Cap Growth II
AST Small-Cap Growth	Invesco V.I. S&P 500 Index II
AST Small-Cap Growth Opportunities	Invesco V.I. Technology II
AST Small-Cap Value	Invesco V.I. Value Opportunities II
AST Templeton Global Bond
AST T. Rowe Price Asset Allocation	Alliance Bernstein Variable Product Series Fund
AST T. Rowe Price Large-Cap Growth	AB VPS Growth
AST T. Rowe Price Large-Cap Value	AB VPS Growth & Income
AST T. Rowe Price Natural Resources	AB VPS International Value
AST WEDGE Capital Mid-Cap Value	AB VPS Large Cap Growth
AST Wellington Management Hedged Equity	AB VPS Small/Mid Cap Value
AST Western Asset Core Plus Bond*	AB VPS Value
AST Western Asset Emerging Markets Debt**

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

American Century Variable Portfolios, Inc.	Fidelity Variable Insurance Products Fund (Service Class 2) (continued)
American Century VP Balanced**	VIP Investment Grade Bond (Service Class 2)
American Century VP International	VIP Mid Cap (Service Class 2)
VIP Overseas (Service Class 2)
Deutsche DWS Variable Series I*
DWS Bond VIP (Class A)*	Franklin Templeton Variable Insurance Products Trust
DWS Capital Growth VIP (Class A)*	Franklin Flex Cap Growth VIP (Class 2)
DWS Core Equity VIP (Class A)*	Franklin Growth and Income VIP (Class 2)
DWS CROCI® International VIP (Class A)*	Franklin Income VIP (Class 2)
DWS Global Small Cap VIP (Class A)*	Franklin Large Cap Growth VIP (Class 2)
Franklin Mutual Global Discovery VIP (Class 2)
Deutsche DWS Variable Series II*	Franklin Mutual Shares VIP (Class 2)
DWS Global Income Builder VIP (Class A)*	Franklin Small Cap Value VIP (Class 2)
DWS Government Money Market VIP (Class A)*	Franklin Small-Mid Cap Growth VIP (Class 2)
DWS Small Mid Cap Growth VIP (Class A)*	Franklin U.S. Government Securities VIP (Class 2)
Templeton Developing Markets VIP (Class 2)
Dreyfus Stock Index Fund, Inc.	Templeton Foreign VIP (Class 2)
Dreyfus Stock Index Fund, Inc. (Initial Shares)	Templeton Global Bond VIP (Class 2)
Templeton Growth VIP (Class 2)
Dreyfus Variable Investment Fund
VIF Government Money Market	Goldman Sachs Variable Insurance Trust
VIF Growth & Income	VIT International Equity Insights*,**
VIT Large Cap Value
Federated Insurance Series	VIT Mid Cap Value
Federated Government Money Fund II	VIT Small Cap Equity Insights
VIT Strategic Growth
Fidelity Variable Insurance Products Fund	VIT U.S. Equity Insights
VIP Contrafund
VIP Equity-Income	Janus Aspen Series
VIP Government Money Market	Janus Henderson VIT Forty (Institutional Shares)*
VIP Growth
VIP High Income	Janus Aspen Series (Service Shares)
VIP Index 500	Janus Henderson VIT Global Research (Service Shares)*,**
VIP Investment Grade Bond	Janus Henderson VIT Overseas (Service Shares)*,**
VIP Overseas
Lazard Retirement Series, Inc.
Fidelity Variable Insurance Products Fund (Service Class 2)	Lazard Retirement Emerging Markets Equity
VIP Asset Manager Growth (Service Class 2)**
VIP Contrafund (Service Class 2)	Legg Mason Partners Variable Equity Trust
VIP Equity-Income (Service Class 2)	ClearBridge Variable Large Cap Value Portfolio I
VIP Freedom 2010 Portfolio (Service Class 2)
VIP Freedom 2020 Portfolio (Service Class 2)	Lord Abbett Series Fund
VIP Freedom 2030 Portfolio (Service Class 2)	Bond-Debenture
VIP Freedom Income Portfolio (Service Class 2)	Fundamental Equity
VIP Government Money Market (Service Class 2)	Growth and Income
VIP Growth (Service Class 2)	Growth Opportunities
VIP Growth & Income (Service Class 2)	Mid-Cap Stock
VIP Growth Opportunities (Service Class 2)
VIP High Income (Service Class 2)
VIP Index 500 (Service Class 2)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

MFS Variable Insurance Trust	Neuberger Berman Advisors Management Trust (continued)
MFS Growth	AMT Large Cap Value
MFS Investors Trust	AMT Mid-Cap Growth**
MFS New Discovery
MFS Research	Oppenheimer Variable Account Funds
MFS Total Return Bond	Oppenheimer Capital Appreciation
MFS Utilities	Oppenheimer Conservative Balanced
Oppenheimer Discovery Mid Cap Growth
MFS Variable Insurance Trust (Service Class)	Oppenheimer Global
MFS Growth (Service Class)	Oppenheimer Global Strategic Income
MFS Investors Trust (Service Class)	Oppenheimer Main Street
MFS New Discovery Series (Service Class)*	Oppenheimer Main Street Small Cap
MFS Research (Service Class)	Oppenheimer Total Return Bond
MFS Utilities (Service Class)
Oppenheimer Variable Account Funds (Service Shares ("SS"))
MFS Variable Insurance Trust II	Oppenheimer Capital Appreciation (SS)
MFS High Yield	Oppenheimer Conservative Balanced (SS)
Oppenheimer Discovery Mid Cap Growth (SS)
Morgan Stanley Variable Insurance Fund, Inc.	Oppenheimer Global (SS)
Morgan Stanley VIF Core Plus Fixed Income	Oppenheimer Global Strategic Income (SS)
Morgan Stanley VIF Emerging Markets Equity	Oppenheimer International Growth (SS)**
Morgan Stanley VIF Global Infrastructure	Oppenheimer Main Street (SS)
Morgan Stanley VIF Global Strategist	Oppenheimer Main Street Small Cap (SS)
Morgan Stanley VIF Growth	Oppenheimer Total Return Bond (SS)
Morgan Stanley VIF Mid Cap Growth
Morgan Stanley VIF U.S. Real Estate	PIMCO Variable Insurance Trust
PIMCO VIT Commodity Real Return Strategy (Advisor Shares)
Morgan Stanley Variable Insurance Fund, Inc. (Class II)	PIMCO VIT Emerging Markets Bond (Advisor Shares)
Morgan Stanley VIF Emerging Markets Debt (Class II)	PIMCO VIT International Bond (US Dollar-Hedged)*
Morgan Stanley VIF Emerging Markets Equity (Class II)	PIMCO VIT Real Return (Advisor Shares)
Morgan Stanley VIF Global Franchise (Class II)	PIMCO VIT Total Return
Morgan Stanley VIF Global Infrastructure (Class II)	PIMCO VIT Total Return (Advisor Shares)
Morgan Stanley VIF Global Strategist (Class II)
Morgan Stanley VIF Growth (Class II)	Profunds VP
Morgan Stanley VIF Mid Cap Growth (Class II)	ProFund VP Consumer Goods**
Morgan Stanley VIF U.S. Real Estate (Class II)	ProFund VP Consumer Services**
ProFund VP Financials**
Morgan Stanley Variable Investment Series	ProFund VP Health Care**
European Equity*	ProFund VP Industrials**
Income Plus	ProFund VP Large-Cap Growth**
Limited Duration*	ProFund VP Large-Cap Value**
Multi Cap Growth	ProFund VP Mid-Cap Growth**
ProFund VP Mid-Cap Value**
Morgan Stanley Variable Investment Series (Class Y Shares)	ProFund VP Real Estate**
European Equity (Class Y Shares)*	ProFund VP Small-Cap Growth**
Income Plus (Class Y Shares)	ProFund VP Small-Cap Value**
Limited Duration (Class Y Shares)*	ProFund VP Telecommunications**
Multi Cap Growth (Class Y Shares)	ProFund VP Utilities**

Neuberger Berman Advisors Management Trust
AMT Guardian**

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

1. Organization (continued)

Putnam Variable Trust	Putnam Variable Trust (continued)
VT Diversified Income	VT Mortgage Securities*
VT Equity Income	VT Multi-Cap Core*
VT George Putnam Balanced	VT Research
VT Global Asset Allocation	VT Small Cap Growth*
VT Global Equity	VT Small Cap Value
VT Global Health Care	VT Sustainable Future*
VT Global Utilities	VT Sustainable Leaders*
VT Government Money Market
VT Growth Opportunities	Rydex Variable Trust
VT High Yield	Rydex NASDAQ-100*,**
VT Income
VT International Equity	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
VT International Growth	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
VT International Value
(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.
(**) Sub-account was available, but had no net assets as of December 31, 2018.
The net assets are affected by the investment results of each Fund, transactions by contractholders and certain contract expenses (see Note 5). Contractholders’ interests consist of units of the sub-account. The accompanying financial statements include only contractholders’ purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the Fixed Account in which the contractholders’ deposits are included in the Allstate general account assets and earn a fixed rate of return.
A contractholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.

2. Portfolio Changes

The operations of the following sub-accounts were affected by the following changes that occurred during the year ended December 31, 2018.
The following sub-account was opened during the year ended December 31, 2018:

AST Bond Portfolio 2029 (sub-account launched on January 3, 2018)

Date:	Fund Name:
January 3, 2018	AST Bond Portfolio 2029
The following sub-account was merged during the year ended December 31, 2018:

Date:	Merged from:	Merged to:
September 14, 2018	AST Lord Abbett Core Fixed Income	AST Western Asset Core Plus Bond

The following fund managers had name changes during the year ended December 31, 2018:

New fund name:	Old fund name:
Deutsche DWS Variable Series I	Deutsche Variable Series I
Deutsche DWS Variable Series II	Deutsche Variable Series II

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

2. Portfolio Changes (continued)

The following Funds had name changes during the year ended December 31, 2018:

New fund name:	Old fund name:
AST Fidelity Institutional AMSM Quantitative	AST FI Pyramis® Quantitative
DWS Bond VIP (Class A)	Deutsche Bond VIP (Class A)
DWS Capital Growth VIP (Class A)	Deutsche Capital Growth VIP (Class A)
DWS Core Equity VIP (Class A)	Deutsche Core Equity VIP (Class A)
DWS CROCI® International VIP (Class A)	Deutsche CROCI® International VIP (Class A)
DWS Global Income Builder VIP (Class A)	Deutsche Global Income Builder VIP (Class A) II
DWS Global Small Cap VIP (Class A)	Deutsche Global Small Cap VIP (Class A)
DWS Government Money Market VIP (Class A)	Deutsche Government Money Market VIP (Class A) II
DWS Small Mid Cap Growth VIP (Class A)	Deutsche Small Mid Cap Growth VIP (Class A) II
Janus Henderson VIT Forty (Institutional Shares)	Janus Henderson Forty (Institutional Shares)
Janus Henderson VIT Global Research (Service Shares)	Janus Henderson Global Research (Service Shares)
Janus Henderson VIT Overseas (Service Shares)	Janus Henderson Overseas (Service Shares)
MFS New Discovery Series (Service Class)	MFS New Discovery (Service Class)
PIMCO VIT International Bond (US Dollar-Hedged)	Foreign Bond (US Dollar-Hedged)
Rydex NASDAQ-100	Rydex VIF NASDAQ-100
VIT International Equity Insights	VIT Strategic International Equity
VT Mortgage Securities	VT American Government Income
VT Multi-Cap Core	VT Investors
VT Small Cap Growth	VT Capital Opportunities
VT Sustainable Future	VT Multi-Cap Value
VT Sustainable Leaders	VT Multi-Cap Growth

The following sub-accounts were closed during the year ended December 31, 2018:

Date:	Fund name:
December 31, 2018	AST Bond Portfolio 2018
October 19, 2018	European Equity
October 19, 2018	European Equity (Class Y Shares)
October 19, 2018	Limited Duration
October 19, 2018	Limited Duration (Class Y Shares)

The operations of the following sub-accounts were affected by the following changes that occurred during the year ended
December 31, 2017.
The following sub-account was opened during the year ended December 31, 2017:

Date:	Fund name:
January 3, 2017	AST Bond Portfolio 2028

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

2. Portfolio Changes (continued)

The following sub-accounts were merged during the year ended December 31, 2017:

Date:	Merged from:	Merged to:
April 28, 2017	AST BlackRock iShares ETF	AST Goldman Sachs Multi-Asset
April 28, 2017	AST Boston Partners Large-Cap Value	AST Goldman Sachs Large-Cap Value
April 28, 2017	AST Defensive Asset Allocation	AST Preservation Asset Allocation
April 28, 2017	AST QMA Emerging Markets Equity	AST AQR Emerging Markets Equity
April 28, 2017	AST Schroders Global Tactical	AST Prudential Growth Allocation
April 28, 2017	Franklin High Income VIP (Class 2)	PIMCO VIT Real Return (Advisor Shares)
April 28, 2017	Franklin High Income VIP (Class 2)	Fidelity Variable Insurance Products Fund - VIP Government Money Market
April 28, 2017	Franklin High Income VIP (Class 2)	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Government Money Market (Service Class 2)
April 28, 2017	Morgan Stanley VIF Small Company Growth (Class II)	Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Government Money Market (Service Class 2)
April 28, 2017	Morgan Stanley VIF Small Company Growth (Class II)	Putnam Variable Trust - VT Government Money Market
May 12, 2017	Putnam Variable Trust - VT Growth and Income	Putnam Variable Trust - VT Equity Income

3. Summary of Significant Accounting Policies
The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value of each corresponding Fund, which in turn values their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Funds. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate. Allstate is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2018. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and reported amounts of increases and decreases in net assets resulting from operations. Actual results could differ from those estimates.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

3. Summary of Significant Accounting Policies (continued)
Contracts in payout (annuitization) period - Net assets allocated to contracts in the payout period are computed according to the to the industry standard mortality tables. The assumed investment return varies by contract but falls within a minimum of 3.00% and a 6.00% maximum.The mortality risk is fully borne by Allstate and may result in additional amounts being transferred into the Account by Allstate to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Allstate but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Allstate. A payable is established for amounts payable to Allstate from the sub-accounts but not yet paid. The amounts are included in “Transfers among the sub-accounts and with the Fixed Account - net” on the Statements of Changes in Net Assets and in "Contracts in payout (annuitization) period" in the Statement of Net Assets.
4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2: Assets whose values are based on the following:
(a) Quoted prices for similar assets in active markets;
(b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3:    Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Fund’s managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. During the year ended December 31, 2018, there were no transfers between fair value levels.
5. Expenses
Withdrawal Charge - In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge varies by contract and ranges from 0.50% to 9.00% in the first year of the contract and declines to 0% in various years as defined in the contract. The Preferred Client Variable Annuity does not charge a withdrawal charge. These amounts are included in "Payments on termination" in the Statements of Changes in Net Assets, but are remitted to Allstate.
Mortality and Expense Risk Charge - Allstate assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate ranging from 0.40% to 2.50% per annum of the daily net assets of the Account, based on the contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in unit values and reported on the Statement of Operations. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate guarantees that the amount of this charge will not increase over the lives of the Contracts. At the contractholder’s discretion, additional options may be purchased for an additional charge. For certain living benefits, that charge is based on a protected withdrawal value and is deducted as units.
Administrative Expense Charge - Allstate deducts administrative expense charges daily at a rate ranging from 0% to 0.30% per annum of the average daily net assets of the Account. The contract will specify which rate applies. The administrative expense charge is recognized as a reduction in unit values and reported on the Statement of Operations.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

5. Expenses (continued)
Contract Maintenance Charge - Allstate deducts an annual maintenance charge up to $35, depending upon the contract, on each contract anniversary and guarantees that this charge will not increase over the lives of the Contracts. This charge will be waived if certain conditions are met. Allstate deducts a monthly fee for contracts with Retirement Income Guarantee Riders at rates ranging from 0.05% to 0.30% per annum of the income base. The income base is comprised of either the contract value on the date the rider option is purchased and is adjusted for subsequent purchases or withdrawals or the highest contract value on any anniversary date adjusted for subsequent purchases or withdrawals, depending on the rider option selected. The contract maintenance charge is recognized as a redemption of units and reported on the Statements of Changes in Net Assets.
6. Purchases of Investments

The cost of investments purchased during the year ended December 31, 2018 was as follows:

Purchases
Investments in the Advanced Series Trust Sub-Accounts:
AST Academic Strategies Asset Allocation	$150,520
AST Advanced Strategies	168,191
AST Balanced Asset Allocation	130,161
AST BlackRock Global Strategies	95,340
AST BlackRock/Loomis Sayles Bond	957
AST Bond Portfolio 2022	287,756
AST Bond Portfolio 2023	59,465
AST Bond Portfolio 2026	571,797
AST Bond Portfolio 2027	95,839
AST Capital Growth Asset Allocation	648,741
AST Cohen & Steers Realty	346
AST Fidelity Institutional AMSM Quantitative*	74,248
AST Goldman Sachs Mid-Cap Growth	1,303
AST Goldman Sachs Multi-Asset	6,689
AST Government Money Market	422,230
AST High Yield	452
AST International Growth	3,516
AST Investment Grade Bond	3,081,307
AST J.P. Morgan Global Thematic	229,715
AST J.P. Morgan Strategic Opportunities	124,345
AST Loomis Sayles Large-Cap Growth	29
AST Neuberger Berman/LSV Mid-Cap Value	1,325
AST New Discovery Asset Allocation	6,609
AST Preservation Asset Allocation	188,522
AST Prudential Growth Allocation	676,318
AST QMA US Equity Alpha	3,326
AST RCM World Trends	34,702
AST Small-Cap Growth	667
AST Small-Cap Growth Opportunities	1,410
AST Small-Cap Value	694
AST Templeton Global Bond	323
AST T. Rowe Price Asset Allocation	180,969
AST T. Rowe Price Large-Cap Growth	944
AST T. Rowe Price Large-Cap Value	697
AST T. Rowe Price Natural Resources	1,261
AST Wellington Management Hedged Equity	8,617
AST Western Asset Core Plus Bond*	47,957

Investments in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Sub-Accounts:
Invesco V.I. American Franchise	7,518,725
Invesco V.I. American Value	5,097,895

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Sub-Accounts (continued):
Invesco V.I. Comstock	$3,679,465
Invesco V.I. Core Equity	6,109,465
Invesco V.I. Core Plus Bond	726,663
Invesco V.I. Diversified Dividend	7,776,324
Invesco V.I. Equity and Income	2,246,967
Invesco V.I. Global Core Equity	601,993
Invesco V.I. Government Money Market	892,905
Invesco V.I. Government Securities	531,519
Invesco V.I. High Yield	1,289,239
Invesco V.I. International Growth	794,655
Invesco V.I. Managed Volatility	516,637
Invesco V.I. Mid Cap Core Equity	1,379,817
Invesco V.I. Mid Cap Growth	1,256,732
Invesco V.I. S&P 500 Index	7,116,168
Invesco V.I. Technology	212,546
Invesco V.I. Value Opportunities	973,408

Investments in the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) Sub-Accounts:
Invesco V.I. American Franchise II	1,671,743
Invesco V.I. American Value II	3,010,056
Invesco V.I. Comstock II	8,767,162
Invesco V.I. Core Equity II	75,952
Invesco V.I. Core Plus Bond II	3,760
Invesco V.I. Diversified Dividend II	2,035,693
Invesco V.I. Equity and Income II	2,279,909
Invesco V.I. Global Core Equity II	292,701
Invesco V.I. Government Money Market II	36,213
Invesco V.I. Government Securities II	3,134
Invesco V.I. Growth and Income II	5,279,810
Invesco V.I. High Yield II	514,669
Invesco V.I. International Growth II	226,365
Invesco V.I. Managed Volatility II	4,121
Invesco V.I. Mid Cap Core Equity II	152,092
Invesco V.I. Mid Cap Growth II	1,354,480
Invesco V.I. S&P 500 Index II	5,341,305
Invesco V.I. Technology II	347
Invesco V.I. Value Opportunities II	477,700

Investments in the Alliance Bernstein Variable Product Series Fund Sub-Accounts:
AB VPS Growth	2,248,072
AB VPS Growth & Income	5,547,366
AB VPS International Value	761,239
AB VPS Large Cap Growth	2,292,023
AB VPS Small/Mid Cap Value	1,164,933
AB VPS Value	13,538

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investment in the American Century Variable Portfolios, Inc. Sub-Account:
American Century VP International	$523

Investments in the Deutsche DWS Variable Series I* Sub-Accounts:
DWS Bond VIP (Class A)*	13,619
DWS Capital Growth VIP (Class A)*	177,123
DWS Core Equity VIP (Class A)*	202,972
DWS CROCI® International VIP (Class A)*	1,857
DWS Global Small Cap VIP (Class A)*	126,714

Investments in the Deutsche DWS Variable Series II* Sub-Accounts:
DWS Global Income Builder VIP (Class A)*	144,469
DWS Government Money Market VIP (Class A)*	1,158
DWS Small Mid Cap Growth VIP (Class A)*	128,891

Investment in the Dreyfus Stock Index Fund, Inc. Sub-Account:
Dreyfus Stock Index Fund, Inc. (Initial Shares)	9,663

Investments in the Dreyfus Variable Investment Fund Sub-Accounts:
VIF Government Money Market	2,381
VIF Growth & Income	2,204

Investment in the Federated Insurance Series Sub-Account:
Federated Government Money Fund II	52,261

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
VIP Contrafund	596,195
VIP Equity-Income	49,298
VIP Government Money Market	29,329,764
VIP Growth	791,005
VIP High Income	18,311
VIP Index 500	104,308
VIP Investment Grade Bond	30,125
VIP Overseas	13,371

Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
VIP Contrafund (Service Class 2)	3,819,885
VIP Equity-Income (Service Class 2)	34,209
VIP Freedom 2010 Portfolio (Service Class 2)	224,566
VIP Freedom 2020 Portfolio (Service Class 2)	538,451
VIP Freedom 2030 Portfolio (Service Class 2)	273,484
VIP Freedom Income Portfolio (Service Class 2)	84,102
VIP Government Money Market (Service Class 2)	27,088,764
VIP Growth & Income (Service Class 2)	618,723
VIP Growth (Service Class 2)	18,344
VIP Growth Opportunities (Service Class 2)	274,914
VIP High Income (Service Class 2)	173,792
VIP Index 500 (Service Class 2)	692,881

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts (continued):
VIP Investment Grade Bond (Service Class 2)	$30
VIP Mid Cap (Service Class 2)	1,126,608
VIP Overseas (Service Class 2)	121

Investments in the Franklin Templeton Variable Insurance Products Trust Sub-Accounts:
Franklin Flex Cap Growth VIP (Class 2)	386,570
Franklin Growth and Income VIP (Class 2)	1,461,149
Franklin Income VIP (Class 2)	5,420,943
Franklin Large Cap Growth VIP (Class 2)	2,309,241
Franklin Mutual Global Discovery VIP (Class 2)	464,720
Franklin Mutual Shares VIP (Class 2)	3,324,740
Franklin Small Cap Value VIP (Class 2)	3,739,943
Franklin Small-Mid Cap Growth VIP (Class 2)	91,569
Franklin U.S. Government Securities VIP (Class 2)	1,104,735
Templeton Developing Markets VIP (Class 2)	533,751
Templeton Foreign VIP (Class 2)	3,054,137
Templeton Global Bond VIP (Class 2)	36,966
Templeton Growth VIP (Class 2)	76,475

Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
VIT Large Cap Value	159,490
VIT Mid Cap Value	212,526
VIT Small Cap Equity Insights	758,344
VIT Strategic Growth	4,372
VIT U.S. Equity Insights	708,975

Investment in the Janus Aspen Series Sub-Account:
Janus Henderson VIT Forty (Institutional Shares)*	260

Investment in the Lazard Retirement Series, Inc. Sub-Account:
Lazard Retirement Emerging Markets Equity	24

Investment in the Legg Mason Partners Variable Equity Trust Sub-Account:
ClearBridge Variable Large Cap Value Portfolio I	66

Investments in the Lord Abbett Series Fund Sub-Accounts:
Bond-Debenture	1,079,973
Fundamental Equity	618,542
Growth and Income	886,806
Growth Opportunities	1,219,951
Mid-Cap Stock	686,202

Investments in the MFS Variable Insurance Trust Sub-Accounts:
MFS Growth	85,866
MFS Investors Trust	43,257

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the MFS Variable Insurance Trust Sub-Accounts (continued):
MFS New Discovery	$149,609
MFS Research	59,907
MFS Total Return Bond	131,910
MFS Utilities	3,803

Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
MFS Growth (Service Class)	3,606
MFS Investors Trust (Service Class)	6,736
MFS New Discovery Series (Service Class)*	11,105
MFS Research (Service Class)	4,834
MFS Utilities (Service Class)	5,950

Investment in the MFS Variable Insurance Trust II Sub-Account:
MFS High Yield	15,133

Investments in the Morgan Stanley Variable Insurance Fund, Inc. Sub-Accounts:
Morgan Stanley VIF Core Plus Fixed Income	4,630
Morgan Stanley VIF Emerging Markets Equity	739,192
Morgan Stanley VIF Global Infrastructure	2,770,014
Morgan Stanley VIF Global Strategist	3,858,746
Morgan Stanley VIF Growth	7,258,167
Morgan Stanley VIF Mid Cap Growth	4,281,816
Morgan Stanley VIF U.S. Real Estate	641,858

Investments in the Morgan Stanley Variable Insurance Fund, Inc. (Class II) Sub-Accounts:
Morgan Stanley VIF Emerging Markets Debt (Class II)	641,446
Morgan Stanley VIF Emerging Markets Equity (Class II)	276,828
Morgan Stanley VIF Global Franchise (Class II)	4,536,782
Morgan Stanley VIF Global Infrastructure (Class II)	756,123
Morgan Stanley VIF Global Strategist (Class II)	1,207,105
Morgan Stanley VIF Growth (Class II)	1,739,169
Morgan Stanley VIF Mid Cap Growth (Class II)	3,063,516
Morgan Stanley VIF U.S. Real Estate (Class II)	1,525,875

Investments in the Morgan Stanley Variable Investment Series Sub-Accounts:
European Equity*	997,857
Income Plus	3,080,306
Limited Duration*	472,027
Multi Cap Growth	62,832,148

Investments in the Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts:
European Equity (Class Y Shares)*	238,828
Income Plus (Class Y Shares)	3,942,773
Limited Duration (Class Y Shares)*	702,752
Multi Cap Growth (Class Y Shares)	16,130,308

Investment in the Neuberger Berman Advisors Management Trust Sub-Account:
AMT Large Cap Value	2,938

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
Oppenheimer Capital Appreciation	$265,022
Oppenheimer Conservative Balanced	43,160
Oppenheimer Discovery Mid Cap Growth	93,614
Oppenheimer Global	444,254
Oppenheimer Global Strategic Income	134,250
Oppenheimer Main Street	120,047
Oppenheimer Main Street Small Cap	172,003
Oppenheimer Total Return Bond	29,288

Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
Oppenheimer Capital Appreciation (SS)	1,777,983
Oppenheimer Conservative Balanced (SS)	391,983
Oppenheimer Discovery Mid Cap Growth (SS)	967,030
Oppenheimer Global (SS)	780,197
Oppenheimer Global Strategic Income (SS)	3,207,538
Oppenheimer Main Street (SS)	3,947,886
Oppenheimer Main Street Small Cap (SS)	2,094,949
Oppenheimer Total Return Bond (SS)	877,307

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
PIMCO VIT Commodity Real Return Strategy (Advisor Shares)	25,823
PIMCO VIT Emerging Markets Bond (Advisor Shares)	93,381
PIMCO VIT International Bond (US Dollar-Hedged)*	15
PIMCO VIT Real Return (Advisor Shares)	264,403
PIMCO VIT Total Return	174
PIMCO VIT Total Return (Advisor Shares)	1,253,881

Investments in the Putnam Variable Trust Sub-Accounts:
VT Diversified Income	1,323,018
VT Equity Income	10,748,319
VT George Putnam Balanced	1,847,639
VT Global Asset Allocation	2,813,905
VT Global Equity	290,032
VT Global Health Care	3,808,825
VT Global Utilities	725,268
VT Government Money Market	10,689,657
VT Growth Opportunities	7,461,140
VT High Yield	1,681,248
VT Income	3,073,041
VT International Equity	3,539,017
VT International Growth	1,023,545
VT International Value	431,728
VT Mortgage Securities*	704,249
VT Multi-Cap Core*	5,451,855
VT Research	301,556
VT Small Cap Growth*	728,030
VT Small Cap Value	10,827,429

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

6. Purchases of Investments (continued)

Purchases
Investments in the Putnam Variable Trust Sub-Accounts (continued):
VT Sustainable Future*	$416,336
VT Sustainable Leaders*	9,543,819

Investment in the The Dreyfus Sustainable U.S. Equity Portfolio, Inc. Sub-Account:
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)	5,387

(*) See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2018.

7. Financial Highlights
Allstate offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and unit values which in turn result in various expense and total return ratios.
In the table below, the units, the range of lowest to highest unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios, and the ranges of total returns are presented for each of the sub-accounts. Only rider options within each sub-account that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. These ranges of lowest to highest unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest unit fair values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.
Items in the following table are notated as follows:

*
Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, the investment income ratio is calculated for the period, or from the effective date, through the end of the reporting period. The investment income ratio for closed sub-accounts is calculated from the beginning of period, or from the effective date, through the last day the sub-account was open. The investment income ratio is reported at zero when no dividend is received in the sub-account during the period or the net asset value at the beginning and end of the period is zero.

**
Expense Ratio - These amounts represent the range of annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and contract administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.

***
Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period unit value or the unit value on the effective date.

Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST Academic Strategies Asset Allocation
2018	238	$9.90	-	11.65	$2,566	—%	1.15	-	2.60%	(10.48)	-	(9.19)%
2017	335	11.06	-	12.83	4,015	—	1.15	-	2.60	9.74	-	11.31
2016	376	10.08	-	11.53	4,094	—	1.15	-	2.60	3.64	-	5.13
2015	419	9.72	-	10.97	4,369	—	1.15	-	2.60	(5.67)	-	(4.32)
2014	528	10.31	-	11.46	5,810	—	1.15	-	2.60	1.18	-	2.64

Advanced Series Trust - AST Advanced Strategies
2018	102	13.26	-	15.60	1,517	—	1.15	-	2.60	(8.29)	-	(6.96)
2017	139	14.45	-	16.77	2,211	—	1.15	-	2.60	13.97	-	15.60
2016	159	12.68	-	14.51	2,193	—	1.15	-	2.60	4.39	-	5.89
2015	168	12.15	-	13.70	2,197	—	1.15	-	2.60	(1.76)	-	(0.34)
2014	201	12.37	-	13.75	2,659	—	1.15	-	2.60	3.42	-	4.90

Advanced Series Trust - AST Balanced Asset Allocation
2018	328	13.01	-	15.06	4,681	—	1.00	-	2.30	(7.09)	-	(5.88)
2017	454	14.00	-	16.00	6,947	—	1.00	-	2.30	12.33	-	13.77
2016	547	12.46	-	14.06	7,341	—	1.00	-	2.30	3.91	-	5.25
2015	608	11.99	-	13.36	7,794	—	1.00	-	2.30	(0.52)	-	0.74
2014	771	11.90	-	13.43	10,008	—	1.00	-	2.35	1.83	-	5.47

Advanced Series Trust - AST BlackRock Global Strategies
2018	<1	11.38	-	11.86	4	—	1.55	-	2.10	(7.24)	-	(6.73)
2017	<1	12.27	-	12.72	4	—	1.55	-	2.10	10.30	-	10.90
2016	2	11.47	-	11.47	20	—	1.55	-	1.55	5.33	-	5.33
2015	2	10.89	-	10.89	19	—	1.55	-	1.55	(4.48)	-	(4.48)
2014	2	11.40	-	11.40	19	—	1.55	-	1.55	3.29	-	3.29

Advanced Series Trust - AST BlackRock Low Duration Bond
2018	7	10.95	-	11.79	81	—	1.00	-	1.65	(0.90)	-	(0.26)
2017	9	11.05	-	11.82	98	—	1.00	-	1.65	0.05	-	0.70
2016	8	11.05	-	11.74	89	—	1.00	-	1.65	(0.01)	-	0.63
2015	8	11.05	-	11.66	89	—	1.00	-	1.65	(1.15)	-	(0.51)
2014	8	11.18	-	11.72	95	—	1.00	-	1.65	(1.72)	-	(1.08)

Advanced Series Trust - AST BlackRock/Loomis Sayles Bond
2018	5	13.27	-	14.28	71	—	1.00	-	1.65	(2.28)	-	(1.65)
2017	5	13.58	-	14.52	76	—	1.00	-	1.65	2.67	-	3.33
2016	6	13.22	-	14.05	79	—	1.00	-	1.65	2.54	-	3.20
2015	6	12.89	-	13.61	85	—	1.00	-	1.65	(3.70)	-	(2.00)
2014	8	13.39	-	13.89	109	—	1.15	-	1.65	2.06	-	2.54

Advanced Series Trust - AST Bond Portfolio 2018 (sub-account closed on December 31, 2018)
2018	—	13.05	-	13.62	—	—	1.50	-	1.90	(1.14)	-	(0.74)
2017	26	13.20	-	13.72	349	—	1.50	-	1.90	(1.16)	-	(0.77)
2016	30	13.36	-	13.82	417	—	1.50	-	1.90	(0.28)	-	0.11
2015	31	13.40	-	13.81	428	—	1.50	-	1.90	(0.68)	-	(0.42)
2014	33	13.46	-	13.90	459	—	1.50	-	1.90	0.09	-	1.14

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST Bond Portfolio 2019
2018	19	$13.03	-	13.73	$252	—%	1.50	-	2.00%	(1.42)	-	(0.93)%
2017	23	13.21	-	13.86	313	—	1.50	-	2.00	(1.21)	-	(0.73)
2016	23	13.38	-	13.96	316	—	1.50	-	2.00	(0.54)	-	(0.05)
2015	23	13.45	-	13.97	318	—	1.50	-	2.00	(0.91)	-	(0.42)
2014	23	13.57	-	14.03	320	—	1.50	-	2.00	2.22	-	2.72

Advanced Series Trust - AST Bond Portfolio 2022
2018	24	11.70	-	12.08	291	—	1.50	-	1.90	(2.02)	-	(1.63)
2017	—	11.99	-	11.99	—	—	1.85	-	1.85	(0.27)	-	(0.27)
2016	12	12.02	-	12.02	147	—	1.85	-	1.85	(0.02)	-	(0.02)
2015	12	12.02	-	12.02	147	—	1.85	-	1.85	0.24	-	0.24
2014	12	11.99	-	11.99	147	—	1.85	-	1.85	8.36	-	8.36

Advanced Series Trust - AST Bond Portfolio 2023
2018	11	10.24	-	10.24	116	—	1.50	-	1.50	(1.75)	-	(1.75)
2017	5	10.42	-	10.42	57	—	1.50	-	1.50	0.19	-	0.19
2016	5	10.40	-	10.40	57	—	1.50	-	1.50	0.40	-	0.40
2015	5	10.36	-	10.36	57	—	1.50	-	1.50	1.19	-	2.69
2014	62	10.09	-	10.24	631	—	1.50	-	2.00	10.41	-	10.95

Advanced Series Trust - AST Bond Portfolio 2024
2018	5	9.89	-	9.89	49	—	1.50	-	1.50	(2.12)	-	(2.12)
2017	5	10.10	-	10.10	50	—	1.50	-	1.50	0.18	-	0.18
2016	8	10.08	-	10.08	80	—	1.50	-	1.50	0.40	-	0.40
2015	8	10.04	-	10.04	80	—	1.50	-	1.50	1.32	-	2.32
2014	41	9.81	-	9.91	410	—	1.50	-	2.35	12.73	-	12.90

Advanced Series Trust - AST Bond Portfolio 2026 (sub-account launched on January 2, 2015)
2018	44	9.67	-	9.86	432	—	1.50	-	2.00	(2.99)	-	(2.51)
2017	65	9.97	-	10.12	650	—	1.50	-	2.00	0.42	-	0.91
2016	80	9.93	-	10.03	794	—	1.50	-	2.00	0.08	-	0.57
2015	11	9.92	-	9.97	107	—	1.50	-	2.00	0.19	-	0.51

Advanced Series Trust - AST Bond Portfolio 2027 (sub-account launched on January 4, 2016)
2018	6	9.61	-	9.75	54	—	1.50	-	2.00	(3.21)	-	(2.73)
2017	11	9.93	-	10.03	109	—	1.50	-	2.00	0.67	-	1.17
2016	34	9.86	-	9.91	333	—	1.50	-	2.00	(1.37)	-	(0.88)

Advanced Series Trust - AST Capital Growth Asset Allocation
2018	233	12.93	-	14.72	3,264	—	1.15	-	2.30	(8.34)	-	(7.29)
2017	334	14.18		15.88	4,985	—	1.15	-	2.25	15.30	-	16.55
2016	342	12.30	-	13.62	4,411	—	1.15	-	2.25	4.49	-	5.62
2015	403	11.77	-	12.90	4,984	—	1.15	-	2.25	(1.68)	-	(0.61)
2014	514	11.97	-	12.98	6,441	—	1.15	-	2.25	4.64	-	5.78

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST Cohen & Steers Realty
2018	<1	$15.93	-	16.85	$9	—%	1.15	-	1.65%	(6.31)	-	(5.84)%
2017	1	17.00	-	17.90	10	—	1.15	-	1.65	4.52	-	5.04
2016	1	16.26	-	17.04	10	—	1.15	-	1.65	3.12	-	3.62
2015	2	15.77	-	16.44	30	—	1.15	-	1.65	3.65	-	5.82
2014	7	14.90	-	15.86	103	—	1.15	-	1.65	25.53	-	29.42

Advanced Series Trust - AST Fidelity Institutional AMSM Quantitative
2018	79	10.60	-	12.48	949	—	1.15	-	2.60	(10.10)	-	(8.80)
2017	98	11.79	-	13.68	1,298	—	1.15	-	2.60	13.52	-	15.15
2016	127	10.39	-	11.88	1,449	—	1.15	-	2.60	1.61	-	3.07
2015	147	10.22	-	11.53	1,639	—	1.15	-	2.60	(1.57)	-	(0.16)
2014	184	10.39	-	11.55	2,063	—	1.15	-	2.60	0.53	-	1.98

Advanced Series Trust - AST Global Real Estate
2018	<1	12.85	-	13.53	2	—	1.15	-	1.65	(6.27)	-	(5.80)
2017	<1	13.71	-	14.36	2	—	1.15	-	1.65	9.09	-	9.63
2016	<1	12.57	-	13.10	2	—	1.15	-	1.65	(0.74)	-	(0.25)
2015	<1	12.66	-	13.14	3	—	1.15	-	1.65	(1.71)	-	(1.23)
2014	<1	12.88	-	13.30	3	—	1.15	-	1.65	12.07	-	12.63

Advanced Series Trust - AST Goldman Sachs Large-Cap Value
2018	6	11.93	-	13.36	70	—	1.00	-	2.00	(10.33)	-	(9.44)
2017	6	13.31	-	14.75	79	—	1.00	-	2.00	7.60	-	8.66
2016	6	12.37	-	13.57	78	—	1.00	-	2.00	9.36	-	10.44
2015	7	11.31	-	12.29	78	—	1.00	-	2.00	(9.85)	-	(4.52)
2014	1	12.54	-	12.87	12	—	1.15	-	1.50	11.46	-	11.84

Advanced Series Trust - AST Goldman Sachs Mid-Cap Growth
2018	5	18.60	-	20.83	97	—	1.00	-	2.00	(6.24)	-	(5.30)
2017	6	19.84	-	21.99	125	—	1.00	-	2.00	24.60	-	25.83
2016	6	15.92	-	17.48	100	—	1.00	-	2.00	(0.35)	-	0.64
2015	6	15.98	-	17.37	109	—	1.00	-	2.00	(7.54)	-	(5.58)
2014	3	17.28	-	18.39	59	—	1.15	-	2.00	9.34	-	10.26

Advanced Series Trust - AST Goldman Sachs Multi-Asset
2018	27	11.69	-	12.79	339	—	1.15	-	2.00	(8.89)	-	(8.12)
2017	29	12.71	-	13.92	394	—	1.15	-	2.10	9.98	-	11.01
2016	38	11.56	-	12.54	457	—	1.15	-	2.10	2.32	-	4.06
2015	38	11.30	-	12.05	452	—	1.15	-	2.00	(2.86)	-	(2.04)
2014	42	11.63	-	12.30	509	—	1.15	-	2.00	2.00	-	2.86

Advanced Series Trust - AST Goldman Sachs Small-Cap Value
2018	<1	20.60	-	20.60	2	—	1.65	-	1.65	(15.47)	-	(15.47)
2017	<1	24.37	-	25.53	3	—	1.15	-	1.65	10.37	-	10.91
2016	<1	22.08	-	23.02	9	—	1.15	-	1.65	22.30	-	22.90
2015	<1	18.05	-	18.73	7	—	1.15	-	1.65	(7.03)	-	(6.57)
2014	<1	19.42	-	20.05	8	—	1.15	-	1.65	5.46	-	5.98

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST Government Money Market
2018	28	$8.50	-	9.35	$237	1.24%	1.15	-	2.00%	(0.70)	-	0.14%
2017	41	8.56	-	9.34	363	—	1.15	-	2.00	(1.62)	-	(0.80)
2016	51	8.70	-	9.55	458	—	1.00	-	2.00	(1.96)	-	(0.99)
2015	43	8.88	-	9.65	390	—	1.00	-	2.00	(1.24)	-	(0.99)
2014	47	8.99	-	9.74	432	—	1.00	-	2.00	(2.68)	-	(1.00)

Advanced Series Trust - AST High Yield
2018	2	16.13	-	16.41	27	—	1.00	-	1.15	(3.11)	-	(2.96)
2017	2	16.65	-	16.91	28	—	1.00	-	1.15	6.25	-	6.41
2016	2	15.16	-	15.89	28	—	1.00	-	1.15	13.69	-	14.25
2015	3	13.34	-	13.91	47	—	1.00	-	1.50	(4.64)	-	(4.52)
2014	5	13.99	-	14.56	77	—	1.00	-	1.50	0.67	-	1.54

Advanced Series Trust - AST Hotchkis & Wiley Large-Cap Value
2018	<1	13.46	-	13.46	1	—	1.15	-	1.15	(15.13)	-	(15.13)
2017	<1	15.86	-	15.86	1	—	1.15	-	1.15	17.84	-	17.84
2016	<1	13.46	-	13.46	1	—	1.15	-	1.15	18.52	-	18.52
2015	<1	11.35	-	11.35	1	—	1.15	-	1.15	(8.89)	-	(8.89)
2014	1	12.46	-	12.46	9	—	1.15	-	1.15	12.45	-	12.45

Advanced Series Trust - AST International Growth
2018	4	9.79	-	10.36	40	—	1.15	-	1.65	(14.75)	-	(14.32)
2017	4	11.48	-	12.09	49	—	1.15	-	1.65	33.23	-	33.89
2016	4	8.62	-	9.03	40	—	1.15	-	1.65	(5.34)	-	(4.87)
2015	5	9.10	-	9.49	44	—	1.15	-	1.65	1.47	-	1.97
2014	5	8.97	-	9.31	45	—	1.15	-	1.65	(7.06)	-	(6.60)

Advanced Series Trust - AST International Value
2018	4	8.43	-	8.92	35	—	1.15	-	1.65	(17.51)	-	(17.10)
2017	5	10.22	-	10.76	48	—	1.15	-	1.65	20.82	-	21.42
2016	6	8.46	-	8.86	51	—	1.15	-	1.65	(1.05)	-	(0.56)
2015	6	8.55	-	8.91	56	—	1.15	-	1.65	(0.33)	-	1.75
2014	7	8.40	-	8.94	58	—	1.15	-	1.65	(10.54)	-	(7.77)

Advanced Series Trust - AST Investment Grade Bond
2018	249	15.10	-	16.60	3,979	—	1.15	-	2.05	(2.28)	-	(1.41)
2017	94	15.46	-	16.84	1,526	—	1.15	-	2.05	2.22	-	3.13
2016	170	15.12	-	16.33	2,682	—	1.15	-	2.05	2.11	-	3.02
2015	205	14.81	-	15.85	3,151	—	1.15	-	2.05	(0.86)	-	0.02
2014	131	14.94	-	15.85	2,026	—	1.15	-	2.05	4.58	-	5.51

Advanced Series Trust - AST J.P. Morgan Global Thematic
2018	16	13.13	-	14.51	227	—	1.15	-	2.10	(9.29)	-	(8.43)
2017	10	14.48	-	15.85	151	—	1.15	-	2.10	14.55	-	15.63
2016	8	13.02	-	13.71	113	—	1.15	-	1.75	3.41	-	4.02
2015	9	12.59	-	13.18	121	—	1.15	-	1.75	(2.75)	-	(2.17)
2014	14	12.95	-	13.47	182	—	1.15	-	1.75	4.53	-	5.15

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST J.P. Morgan International Equity
2018	9	$8.99	-	9.90	$85	—%	1.15	-	2.00%	(19.10)	-	(18.41)%
2017	10	11.11	-	12.13	111	—	1.15	-	2.00	27.09	-	28.16
2016	5	8.74	-	9.46	47	—	1.15	-	2.00	(0.06)	-	0.77
2015	5	8.75	-	9.39	47	—	1.15	-	2.00	(4.70)	-	(3.90)
2014	5	9.18	-	9.77	49	—	1.15	-	2.00	(8.20)	-	(7.43)

Advanced Series Trust - AST J.P. Morgan Strategic Opportunities
2018	138	11.25	-	13.24	1,756	—	1.15	-	2.60	(7.55)	-	(6.21)
2017	200	12.17	-	14.12	2,677	—	1.15	-	2.60	9.30	-	10.87
2016	200	11.13	-	12.73	2,432	—	1.15	-	2.60	1.21	-	2.66
2015	220	11.00	-	12.40	2,621	—	1.15	-	2.60	(2.72)	-	(1.32)
2014	273	11.31	-	12.57	3,310	—	1.15	-	2.60	2.77	-	4.25

Advanced Series Trust - AST Loomis Sayles Large-Cap Growth
2018	8	19.24	-	21.53	172	—	1.00	-	2.00	(4.61)	-	(3.66)
2017	9	20.16	-	22.35	195	—	1.00	-	2.00	30.39	-	31.67
2016	10	15.47	-	16.97	170	—	1.00	-	2.00	3.51	-	4.53
2015	12	14.94	-	16.24	182	—	1.00	-	2.00	7.91	-	8.98
2014	12	13.85	-	14.90	172	—	1.00	-	2.00	8.42	-	9.49

Advanced Series Trust - AST Lord Abbett Core Fixed Income (sub-account merged on September 14, 2018)
2018	—	13.12	-	13.86	—	—	1.00	-	1.50	(2.63)	-	(2.28)
2017	4	13.48	-	14.19	50	—	1.00	-	1.50	1.83	-	2.33
2016	4	13.23	-	13.87	51	—	1.00	-	1.50	1.09	-	1.59
2015	4	13.09	-	13.65	54	—	1.00	-	1.50	(2.06)	-	(1.57)
2014	4	13.37	-	13.87	58	—	1.00	-	1.50	4.81	-	5.33

Advanced Series Trust - AST MFS Global Equity
2018	3	16.72	-	17.00	45	—	1.00	-	1.15	(10.59)	-	(10.45)
2017	3	18.70	-	18.99	61	—	1.00	-	1.15	22.43	-	22.61
2016	4	14.78	-	15.49	61	—	1.00	-	1.50	5.53	-	6.05
2015	5	14.01	-	14.60	65	—	1.00	-	1.50	(2.92)	-	(2.44)
2014	5	14.43	-	14.97	68	—	1.00	-	1.50	2.10	-	2.60

Advanced Series Trust - AST MFS Growth
2018	<1	21.44	-	21.44	3	—	1.15	-	1.15	0.98	-	0.98
2017	<1	21.23	-	21.23	4	—	1.15	-	1.15	29.22	-	29.22
2016	<1	16.43	-	16.43	4	—	1.15	-	1.15	0.75	-	0.75
2015	<1	16.31	-	16.31	4	—	1.15	-	1.15	6.01	-	6.01
2014	<1	15.38	-	15.38	4	—	1.15	-	1.15	7.47	-	7.47

Advanced Series Trust - AST Neuberger Berman/LSV Mid-Cap Value
2018	1	16.50	-	17.46	20	—	1.15	-	1.65	(17.81)	-	(17.40)
2017	1	20.07	-	21.13	25	—	1.15	-	1.65	11.94	-	12.50
2016	1	17.93	-	18.79	27	—	1.15	-	1.65	16.31	-	16.89
2015	2	15.42	-	16.07	24	—	1.15	-	1.65	(7.17)	-	(6.71)
2014	2	16.61	-	17.23	28	—	1.15	-	1.65	12.39	-	12.95

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST New Discovery Asset Allocation
2018	13	$12.51	-	13.01	$164	—%	1.50	-	2.10%	(10.17)	-	(9.64)%
2017	14	13.92	-	14.40	191	—	1.50	-	2.10	14.10	-	14.77
2016	14	12.20	-	12.54	173	—	1.50	-	2.10	2.18	-	2.78
2015	14	11.94	-	12.20	172	—	1.50	-	2.10	(4.79)	-	(2.70)
2014	<1	12.54	-	12.54	6	—	1.50	-	1.50	3.58	-	3.58

Advanced Series Trust - AST Parametric Emerging Markets Equity
2018	<1	8.80	-	8.80	5	—	1.65	-	1.65	(15.45)	-	(15.45)
2017	1	10.40	-	10.90	6	—	1.15	-	1.65	24.33	-	24.94
2016	1	8.37	-	8.72	12	—	1.15	-	1.65	10.54	-	11.08
2015	1	7.57	-	7.85	12	—	1.15	-	1.65	(18.08)	-	(17.67)
2014	2	9.24	-	9.54	14	—	1.15	-	1.65	(6.23)	-	(5.77)

Advanced Series Trust - AST Preservation Asset Allocation
2018	291	12.75	-	14.43	4,045	—	1.15	-	2.25	(4.99)	-	(3.95)
2017	431	12.95	-	15.02	6,219	—	1.15	-	2.60	7.34	-	8.88
2016	439	12.06	-	13.80	5,847	—	1.15	-	2.60	2.85	-	4.33
2015	478	11.73	-	13.23	6,120	—	1.15	-	2.60	(2.40)	-	(1.00)
2014	615	12.02	-	13.36	7,944	—	1.15	-	2.60	3.09	-	4.57

Advanced Series Trust - AST Prudential Growth Allocation
2018	702	11.20	-	13.18	8,881	—	1.15	-	2.60	(9.95)	-	(8.65)
2017	985	12.44	-	14.43	13,652	—	1.15	-	2.60	13.16	-	14.78
2016	879	10.99	-	12.57	10,655	—	1.15	-	2.60	7.31	-	8.84
2015	937	10.24	-	11.55	10,475	—	1.15	-	2.60	(3.13)	-	(1.74)
2014	826	10.58	-	11.76	9,408	—	1.15	-	2.60	6.43	-	7.95

Advanced Series Trust - AST QMA US Equity Alpha
2018	2	17.52	-	19.07	46	—	1.00	-	1.75	(9.81)	-	(9.13)
2017	3	19.43	-	20.99	60	—	1.00	-	1.75	20.15	-	21.04
2016	3	16.17	-	17.34	51	—	1.00	-	1.75	12.87	-	13.71
2015	4	14.33	-	15.25	54	—	1.00	-	1.75	1.30	-	2.06
2014	4	14.14	-	14.94	56	—	1.00	-	1.75	15.19	-	16.05

Advanced Series Trust - AST RCM World Trends
2018	67	11.12	-	13.02	816	—	1.15	-	2.65	(10.30)	-	(8.96)
2017	104	12.40	-	14.30	1,404	—	1.15	-	2.65	13.24	-	14.91
2016	108	10.95	-	12.44	1,280	—	1.15	-	2.65	2.11	-	3.62
2015	117	10.72	-	12.01	1,349	—	1.15	-	2.65	(2.75)	-	(1.30)
2014	130	11.03	-	12.17	1,528	—	1.15	-	2.65	2.42	-	3.94

Advanced Series Trust - AST Small-Cap Growth
2018	<1	19.90	-	19.90	<1	—	1.50	-	1.50	(9.77)	-	(9.77)
2017	<1	22.05	-	22.05	1	—	1.50	-	1.50	22.09	-	22.09
2016	<1	18.06	-	18.06	<1	—	1.50	-	1.50	10.42	-	10.42
2015	<1	16.36	-	16.36	1	—	1.50	-	1.50	(0.71)	-	(0.71)
2014	<1	16.47	-	16.47	1	—	1.50	-	1.50	0.03	-	2.28

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST Small-Cap Growth Opportunities
2018	1	$16.06	-	17.29	$20	—%	1.00	-	1.65%	(12.30)	-	(11.73)%
2017	1	18.32	-	19.59	24	—	1.00	-	1.65	25.62	-	26.43
2016	1	14.58	-	15.49	20	—	1.00	-	1.65	5.95	-	6.63
2015	2	13.76	-	14.53	24	—	1.00	-	1.65	(0.31)	-	0.33
2014	2	13.81	-	14.48	26	—	1.00	-	1.65	3.23	-	3.90

Advanced Series Trust - AST Small-Cap Value
2018	2	15.70	-	16.62	27	—	1.15	-	1.65	(18.43)	-	(18.02)
2017	2	19.25	-	20.27	34	—	1.15	-	1.65	5.61	-	6.13
2016	2	18.23	-	19.10	36	—	1.15	-	1.65	27.11	-	27.73
2015	2	14.34	-	14.95	29	—	1.15	-	1.65	(5.40)	-	(3.42)
2014	2	14.85	-	15.81	31	—	1.15	-	1.65	0.94	-	4.07

Advanced Series Trust - AST Templeton Global Bond
2018	2	11.26	-	11.91	22	—	1.15	-	1.65	0.33	-	0.83
2017	2	11.22	-	11.82	23	—	1.15	-	1.65	0.39	-	0.88
2016	4	11.18	-	11.71	41	—	1.15	-	1.65	2.66	-	3.17
2015	4	10.89	-	11.35	46	—	1.15	-	1.65	(6.17)	-	(5.70)
2014	4	11.61	-	12.04	53	—	1.15	-	1.65	(1.08)	-	(0.59)

Advanced Series Trust - AST T. Rowe Price Asset Allocation
2018	201	13.22	-	15.56	2,962	—	1.15	-	2.60	(7.74)	-	(6.41)
2017	280	14.33	-	16.63	4,399	—	1.15	-	2.60	12.49	-	14.10
2016	291	12.74	-	14.57	4,049	—	1.15	-	2.60	4.82	-	6.32
2015	359	12.15	-	13.71	4,711	—	1.15	-	2.60	(2.50)	-	(1.10)
2014	445	12.47	-	13.86	5,969	—	1.15	-	2.60	3.19	-	4.67

Advanced Series Trust - AST T. Rowe Price Large-Cap Growth
2018	<1	26.27	-	27.33	7	—	1.15	-	1.50	2.32	-	2.68
2017	<1	25.67	-	26.62	7	—	1.15	-	1.50	35.85	-	36.32
2016	1	18.90	-	19.53	20	—	1.15	-	1.50	1.18	-	1.53
2015	1	18.68	-	19.23	20	—	1.15	-	1.50	7.96	-	8.34
2014	1	17.30	-	17.75	19	—	1.15	-	1.50	6.74	-	7.11

Advanced Series Trust - AST T. Rowe Price Large-Cap Value
2018	1	11.06	-	11.70	16	—	1.15	-	1.65	(11.19)	-	(10.74)
2017	1	12.45	-	13.11	18	—	1.15	-	1.65	14.66	-	15.23
2016	1	10.86	-	11.38	16	—	1.15	-	1.65	4.41	-	4.92
2015	2	10.40	-	10.85	16	—	1.15	-	1.65	(7.59)	-	(7.13)
2014	2	11.26	-	11.68	25	—	1.15	-	1.65	(0.09)	-	0.40

Advanced Series Trust - AST T. Rowe Price Natural Resources
2018	4	7.54	-	7.98	33	—	1.15	-	1.65	(18.02)	-	(17.61)
2017	5	9.20	-	9.69	45	—	1.15	-	1.65	8.52	-	9.05
2016	5	8.48	-	8.88	44	—	1.15	-	1.65	22.59	-	23.20
2015	9	6.92	-	7.21	65	—	1.15	-	1.65	(20.57)	-	(20.17)
2014	11	8.71	-	9.03	101	—	1.15	-	1.65	(9.85)	-	(9.40)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Advanced Series Trust - AST WEDGE Capital Mid-Cap Value
2018	2	$15.25	-	16.78	$30	—%	1.15	-	2.00%	(18.17)	-	(17.48)%
2017	2	18.63	-	20.33	36	—	1.15	-	2.00	16.21	-	17.18
2016	2	16.03	-	17.35	39	—	1.15	-	2.00	11.76	-	12.70
2015	3	14.35	-	15.40	42	—	1.15	-	2.00	(8.44)	-	(7.67)
2014	3	15.67	-	16.68	46	—	1.15	-	2.00	12.71	-	13.66

Advanced Series Trust - AST Wellington Management Hedged Equity
2018	18	11.31	-	11.63	207	—	1.50	-	1.75	(6.64)	-	(6.41)
2017	19	12.11	-	12.42	238	—	1.50	-	1.75	11.64	-	11.92
2016	20	10.85	-	11.10	215	—	1.50	-	1.75	4.69	-	4.95
2015	22	10.36	-	10.58	228	—	1.50	-	1.75	(3.06)	-	(2.10)
2014	20	10.69	-	10.81	211	—	1.50	-	1.65	3.79	-	3.94

Advanced Series Trust - AST Western Asset Core Plus Bond
2018	4	12.91	-	13.64	58	—	1.00	-	1.50	(3.72)	-	(3.24)
2017	1	14.09	-	14.09	12	—	1.00	-	1.00	5.26	-	5.26
2016	1	13.39	-	13.39	12	—	1.00	-	1.00	4.11	-	4.11
2015	1	12.86	-	12.86	12	—	1.00	-	1.00	0.23	-	0.23
2014	1	12.83	-	12.83	13	—	1.00	-	1.00	6.13	-	6.13

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Franchise
2018	3,459	13.97	-	19.97	64,338	—	0.70	-	2.30	(5.83)	-	(4.30)
2017	3,915	14.60	-	21.21	76,638	0.08	0.70	-	2.30	24.46	-	26.46
2016	4,454	11.55	-	17.04	69,719	—	0.70	-	2.30	(0.05)	-	1.56
2015	5,004	11.37	-	17.05	77,713	—	0.70	-	2.30	2.62	-	4.27
2014	5,740	10.90	-	16.61	86,128	0.04	0.70	-	2.30	5.97	-	7.68

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. American Value
2018	1,084	19.68	-	29.61	23,924	0.47	0.70	-	2.69	(15.00)	-	(13.26)
2017	1,259	23.16	-	34.14	32,376	0.78	0.70	-	2.69	7.03	-	9.20
2016	1,422	21.64	-	31.26	33,851	0.34	0.70	-	2.69	12.40	-	14.69
2015	1,643	19.25	-	27.26	34,489	0.31	0.70	-	2.69	(11.57)	-	(9.76)
2014	1,921	21.77	-	30.21	45,106	0.44	0.70	-	2.69	6.80	-	8.99

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Comstock
2018	782	19.60	-	25.36	17,565	1.68	0.70	-	2.30	(14.17)	-	(12.78)
2017	911	22.84	-	29.08	23,614	2.08	0.70	-	2.30	15.18	-	17.03
2016	1,038	19.83	-	24.85	23,184	1.45	0.70	-	2.30	14.64	-	16.48
2015	1,224	17.30	-	21.33	23,660	1.93	0.70	-	2.30	(8.12)	-	(6.64)
2014	1,429	18.82	-	22.85	29,816	1.31	0.70	-	2.30	6.90	-	8.62

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Core Equity
2018	2,427	14.86	-	17.97	49,405	0.88	0.70	-	2.20	(11.38)	-	(10.03)
2017	2,763	16.77	-	19.98	63,345	1.03	0.70	-	2.20	10.72	-	12.39
2016	3,186	15.15	-	17.78	65,415	0.74	0.70	-	2.20	7.87	-	9.50
2015	3,613	14.04	-	16.23	68,288	1.11	0.70	-	2.20	(7.82)	-	(6.43)
2014	4,153	15.23	-	17.35	84,651	0.83	0.70	-	2.20	5.79	-	7.39

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Core Plus Bond
2018	333	$13.73	-	15.14	$5,074	3.52%	1.10	-	1.85%	(4.17)	-	(3.44)%
2017	387	14.33	-	15.68	6,082	3.41	1.10	-	1.85	4.39	-	5.18
2016	424	13.73	-	14.91	6,381	4.14	1.10	-	1.85	4.69	-	5.49
2015	459	13.11	-	14.13	6,559	4.49	1.10	-	1.85	(2.21)	-	(1.46)
2014	555	13.41	-	14.34	8,064	4.98	1.10	-	1.85	6.03	-	6.85

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Diversified Dividend
2018	2,012	17.29	-	23.39	100,092	2.33	0.70	-	2.05	(9.46)	-	(8.22)
2017	2,309	19.10	-	25.48	127,536	1.62	0.70	-	2.05	6.38	-	7.82
2016	2,662	17.95	-	23.64	136,356	1.26	0.70	-	2.05	12.49	-	14.01
2015	2,963	15.96	-	20.73	134,666	1.67	0.70	-	2.05	—	-	1.35
2014	3,399	15.96	-	20.45	152,078	1.66	0.70	-	2.05	10.54	-	12.04

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Equity and Income
2018	896	20.40	-	30.84	17,409	2.17	1.00	-	1.98	(11.29)	-	(10.41)
2017	1,045	23.00	-	28.36	22,734	1.62	0.83	-	1.98	8.86	-	10.12
2016	1,180	21.12	-	25.76	23,419	1.83	0.83	-	1.98	12.87	-	14.18
2015	1,281	18.71	-	22.56	22,516	2.58	0.83	-	1.98	(4.21)	-	(3.10)
2014	1,488	19.54	-	23.28	27,029	1.73	0.83	-	1.98	6.90	-	8.13

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Global Core Equity
2018	836	13.01	-	17.11	18,923	1.06	0.70	-	2.05	(17.05)	-	(15.91)
2017	982	15.68	-	20.35	26,772	1.12	0.70	-	2.05	20.41	-	22.05
2016	1,146	13.02	-	16.68	25,767	1.00	0.70	-	2.05	4.65	-	6.07
2015	1,303	12.44	-	15.72	27,860	1.35	0.70	-	2.05	(3.42)	-	(2.11)
2014	1,498	12.88	-	16.06	32,900	1.96	0.70	-	2.05	(1.35)	-	(0.01)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Money Market
2018	316	9.38	-	11.30	3,461	1.54	1.10	-	1.70	(0.17)	-	0.43
2017	304	9.40	-	11.25	3,317	0.56	1.10	-	1.70	(1.13)	-	(0.53)
2016	351	9.50	-	11.31	3,851	0.09	1.10	-	1.70	(1.59)	-	(1.00)
2015	447	9.66	-	11.42	4,944	0.01	1.10	-	1.70	(1.67)	-	(1.08)
2014	517	9.82	-	11.55	5,842	0.01	1.10	-	1.70	(1.67)	-	(1.08)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Government Securities
2018	324	14.70	-	16.99	5,284	2.07	1.10	-	1.70	(1.15)	-	(0.55)
2017	395	14.87	-	17.08	6,426	2.07	1.10	-	1.70	0.24	-	0.84
2016	433	14.84	-	16.94	7,013	1.99	1.10	-	1.70	(0.47)	-	0.12
2015	473	14.91	-	16.92	7,655	2.16	1.10	-	1.70	(1.35)	-	(0.75)
2014	526	15.11	-	17.04	8,619	3.01	1.10	-	1.70	2.38	-	3.00

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. High Yield
2018	523	10.57	-	11.97	9,484	4.88	0.70	-	1.98	(5.26)	-	(4.03)
2017	594	11.02	-	12.63	11,289	3.96	0.70	-	1.98	4.22	-	5.56
2016	659	10.44	-	12.12	12,014	4.07	0.70	-	1.98	9.04	-	10.44
2015	728	9.45	-	11.12	12,197	5.34	0.70	-	1.98	(5.06)	-	(3.84)
2014	835	9.83	-	11.71	14,530	4.45	0.70	-	1.98	(0.27)	-	1.02

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. International Growth
2018	616	$13.22	-	18.88	$12,104	1.99%	1.10	-	1.70%	(16.42)	-	(15.91)%
2017	721	15.81	-	22.45	16,791	1.45	1.10	-	1.70	20.94	-	21.66
2016	791	13.08	-	18.45	15,292	1.35	1.10	-	1.70	(2.13)	-	(1.54)
2015	886	13.36	-	18.74	17,492	1.47	1.10	-	1.70	(3.99)	-	(3.41)
2014	1,006	13.92	-	19.40	20,589	1.58	1.10	-	1.70	(1.36)	-	(0.77)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Managed Volatility
2018	186	24.13	-	26.35	4,648	1.66	1.10	-	1.70	(12.51)	-	(11.98)
2017	203	27.58	-	29.94	5,805	1.35	1.10	-	1.70	8.70	-	9.35
2016	200	25.37	-	27.38	5,269	1.76	1.10	-	1.70	8.76	-	9.41
2015	235	23.33	-	25.02	5,670	1.40	1.10	-	1.70	(3.80)	-	(3.22)
2014	261	24.25	-	25.86	6,546	2.93	1.10	-	1.70	18.54	-	19.25

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Core Equity
2018	326	17.10	-	26.22	7,279	0.50	1.10	-	2.20	(13.29)	-	(12.33)
2017	362	19.72	-	29.90	9,223	0.53	1.10	-	2.20	12.43	-	13.66
2016	395	17.54	-	26.31	8,877	0.07	1.10	-	2.20	10.97	-	12.20
2015	454	15.80	-	23.45	9,166	0.35	1.10	-	2.20	(6.12)	-	(5.08)
2014	510	16.83	-	24.70	10,887	0.04	1.10	-	2.20	2.16	-	3.29

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Mid Cap Growth
2018	208	19.24	-	29.19	5,412	—	1.10	-	1.70	(7.18)	-	(6.62)
2017	232	20.72	-	31.26	6,412	—	1.10	-	1.70	20.43	-	21.16
2016	259	17.21	-	25.81	5,925	—	1.10	-	1.70	(0.94)	-	(0.34)
2015	321	17.37	-	25.89	7,481	—	1.10	-	1.70	(0.50)	-	0.10
2014	348	17.46	-	25.87	8,107	—	1.10	-	1.70	6.22	-	6.86

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. S&P 500 Index
2018	1,375	17.65	-	21.39	30,362	1.52	0.70	-	2.05	(6.74)	-	(5.47)
2017	1,491	18.92	-	22.63	35,212	1.64	0.70	-	2.05	18.80	-	20.41
2016	1,608	15.93	-	18.79	31,798	1.69	0.70	-	2.05	9.20	-	10.68
2015	1,803	14.59	-	16.98	32,471	1.75	0.70	-	2.05	(1.02)	-	0.32
2014	1,882	14.74	-	16.93	34,156	1.83	0.70	-	2.05	11.02	-	12.53

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Technology
2018	102	23.54	-	25.71	2,500	—	1.10	-	1.70	(2.14)	-	(1.55)
2017	114	24.06	-	26.11	2,863	—	1.10	-	1.70	32.86	-	33.66
2016	126	18.11	-	19.54	2,366	—	1.10	-	1.70	(2.42)	-	(1.84)
2015	141	18.56	-	19.90	2,715	—	1.10	-	1.70	5.01	-	5.65
2014	163	17.67	-	18.84	2,965	—	1.10	-	1.70	9.18	-	9.84

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) - Invesco V.I. Value Opportunities
2018	305	14.78	-	16.39	4,727	0.31	1.10	-	1.70	(20.55)	-	(20.07)
2017	336	18.60	-	20.50	6,548	0.39	1.10	-	1.70	15.46	-	16.16
2016	362	16.11	-	17.65	6,095	0.37	1.10	-	1.70	16.35	-	17.04
2015	408	13.84	-	15.08	5,891	2.66	1.10	-	1.70	(11.92)	-	(11.39)
2014	465	15.72	-	17.02	7,599	1.40	1.10	-	1.70	4.82	-	5.45

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. American Franchise II
2018	773	$23.18	-	28.23	$15,163	—%	1.29	-	2.49%	(6.28)	-	(5.14)%
2017	937	24.73	-	29.75	19,663	—	1.29	-	2.49	23.89	-	25.40
2016	1,092	19.96	-	23.73	18,505	—	1.29	-	2.49	(0.52)	-	0.70
2015	1,216	20.07	-	23.56	20,591	—	1.29	-	2.49	2.14	-	3.40
2014	1,426	19.65	-	22.79	23,511	—	1.29	-	2.49	5.48	-	6.77

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. American Value II
2018	492	23.68	-	25.76	13,502	0.19	1.29	-	2.59	(15.12)	-	(14.00)
2017	570	27.53	-	30.35	18,195	0.57	1.29	-	2.59	6.86	-	8.27
2016	697	25.43	-	28.40	20,560	0.11	1.29	-	2.59	12.24	-	13.74
2015	824	22.36	-	25.30	21,458	0.01	1.29	-	2.59	(11.71)	-	(10.53)
2014	983	24.99	-	28.66	28,615	0.19	1.29	-	2.59	6.64	-	8.07

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Comstock II
2018	2,479	20.78	-	21.57	54,545	1.38	1.29	-	2.59	(14.63)	-	(13.50)
2017	2,940	24.02	-	25.27	75,227	1.85	1.29	-	2.59	14.56	-	16.06
2016	3,479	20.70	-	22.06	77,191	1.22	1.29	-	2.59	13.97	-	15.48
2015	4,022	17.92	-	19.35	77,847	1.63	1.29	-	2.59	(8.62)	-	(7.40)
2014	4,761	19.36	-	21.18	100,267	1.05	1.29	-	2.59	6.27	-	7.69

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Core Equity II
2018	57	13.92	-	16.15	903	—	1.29	-	2.44	(11.82)	-	(10.78)
2017	66	15.79	-	18.10	1,179	0.76	1.29	-	2.44	10.14	-	11.43
2016	85	14.33	-	16.24	1,389	0.49	1.29	-	2.44	7.34	-	8.60
2015	100	13.35	-	14.96	1,491	0.89	1.29	-	2.44	(8.30)	-	(7.22)
2014	115	14.37	-	16.12	1,855	0.66	1.29	-	2.59	5.05	-	6.46

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Core Plus Bond II
2018	8	12.46	-	14.26	106	3.43	1.30	-	2.10	(4.67)	-	(3.90)
2017	8	13.07	-	14.84	111	3.13	1.30	-	2.10	3.86	-	4.70
2016	9	12.58	-	14.18	114	3.43	1.30	-	2.10	4.15	-	4.98
2015	11	12.08	-	13.50	145	4.42	1.30	-	2.10	(2.70)	-	(1.92)
2014	11	12.42	-	13.77	149	4.40	1.30	-	2.10	5.61	-	6.46

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Diversified Dividend II
2018	1,230	18.94	-	23.31	22,899	2.10	1.29	-	2.59	(10.20)	-	(9.01)
2017	1,418	21.10	-	25.62	29,140	1.45	1.29	-	2.59	5.56	-	6.95
2016	1,601	19.98	-	23.95	30,950	1.11	1.29	-	2.59	11.58	-	13.06
2015	1,769	18.26	-	21.18	30,459	1.49	1.29	-	2.44	(0.67)	-	0.50
2014	2,000	18.06	-	21.08	34,456	1.37	1.29	-	2.59	9.62	-	11.08

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Equity and Income II
2018	972	19.37	-	20.48	19,859	1.92	1.29	-	2.59	(12.06)	-	(10.90)
2017	1,125	22.03	-	22.98	25,931	1.43	1.29	-	2.59	7.93	-	9.36
2016	1,259	20.41	-	21.01	26,673	1.57	1.29	-	2.59	11.87	-	13.36
2015	1,438	18.25	-	18.54	26,960	2.26	1.29	-	2.59	(5.11)	-	(3.84)
2014	1,734	19.23	-	19.28	33,898	1.50	1.29	-	2.59	5.95	-	7.36

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Global Core Equity II
2018	679	$14.08	-	17.32	$9,396	0.79%	1.29	-	2.59%	(17.73)	-	(16.64)%
2017	767	17.11	-	20.78	12,764	0.89	1.29	-	2.59	19.45	-	21.02
2016	867	14.32	-	17.17	12,004	0.71	1.29	-	2.59	3.75	-	5.13
2015	973	13.81	-	16.33	12,881	1.03	1.29	-	2.59	(4.20)	-	(2.92)
2014	1,130	14.41	-	16.82	15,474	1.51	1.29	-	2.59	(2.12)	-	(0.81)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Government Money Market II
2018	51	8.05	-	9.39	466	1.28	1.30	-	2.20	(0.92)	-	(0.02)
2017	55	8.12	-	9.39	501	0.31	1.30	-	2.20	(1.86)	-	(0.98)
2016	57	8.28	-	9.48	525	0.03	1.30	-	2.20	(2.14)	-	(1.26)
2015	63	8.23	-	9.60	587	0.01	1.30	-	2.40	(2.36)	-	(1.28)
2014	73	8.42	-	9.73	691	0.01	1.30	-	2.40	(2.36)	-	(1.28)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Government Securities II
2018	12	11.78	-	13.50	153	1.94	1.30	-	2.10	(1.80)	-	(1.01)
2017	13	11.99	-	13.63	169	1.58	1.30	-	2.10	(0.39)	-	0.41
2016	18	12.04	-	13.58	234	1.66	1.30	-	2.10	(1.09)	-	(0.30)
2015	22	12.17	-	13.62	282	1.95	1.30	-	2.10	(2.02)	-	(1.23)
2014	22	12.42	-	13.79	291	2.82	1.30	-	2.10	1.72	-	2.54

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Growth and Income II
2018	1,084	23.10	-	26.88	28,546	1.70	1.29	-	2.69	(15.91)	-	(14.71)
2017	1,300	27.47	-	34.09	40,153	1.25	1.29	-	2.69	10.99	-	12.57
2016	1,505	24.75	-	30.28	41,533	0.83	1.29	-	2.69	16.23	-	17.89
2015	1,773	21.29	-	25.68	41,752	2.55	1.29	-	2.69	(5.91)	-	(4.56)
2014	2,077	22.63	-	26.91	51,532	1.42	1.29	-	2.69	7.01	-	8.55

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. High Yield II
2018	482	16.64	-	20.48	5,818	4.70	1.29	-	2.59	(6.09)	-	(4.85)
2017	546	17.72	-	21.52	6,948	3.87	1.29	-	2.59	3.39	-	4.76
2016	582	17.14	-	20.54	7,163	3.88	1.29	-	2.59	7.97	-	9.40
2015	638	15.87	-	18.78	7,330	5.04	1.29	-	2.59	(5.87)	-	(4.62)
2014	755	16.86	-	19.69	9,228	4.40	1.29	-	2.59	(1.05)	-	0.28

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. International Growth II
2018	130	8.98	-	10.42	1,390	1.74	1.29	-	2.44	(17.27)	-	(16.30)
2017	154	10.86	-	12.45	1,960	1.29	1.29	-	2.44	19.76	-	21.15
2016	188	9.07	-	10.28	1,969	1.15	1.29	-	2.44	(3.11)	-	(1.97)
2015	201	9.36	-	10.48	2,155	1.30	1.29	-	2.44	(4.99)	-	(3.87)
2014	210	9.85	-	10.90	2,354	1.01	1.29	-	2.44	(2.35)	-	(1.20)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Managed Volatility II
2018	3	22.75	-	24.13	72	1.46	1.45	-	1.85	(12.92)	-	(12.57)
2017	3	26.12	-	28.17	92	1.28	1.30	-	1.85	8.31	-	8.91
2016	5	24.12	-	25.86	117	1.43	1.30	-	1.85	8.29	-	8.89
2015	6	22.27	-	23.75	141	1.16	1.30	-	1.85	(4.16)	-	(3.63)
2014	7	23.24	-	24.65	159	2.51	1.30	-	1.85	18.02	-	18.67

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Mid Cap Core Equity II
2018	43	$15.84	-	18.80	$793	0.11%	1.29	-	2.44%	(13.76)	-	(12.74)%
2017	49	18.36	-	21.55	1,038	0.29	1.29	-	2.44	11.88	-	13.18
2016	67	16.41	-	19.04	1,248	—	1.29	-	2.44	10.41	-	11.71
2015	75	14.87	-	17.04	1,261	0.11	1.29	-	2.44	(6.62)	-	(5.52)
2014	99	15.92	-	18.04	1,751	—	1.29	-	2.44	1.63	-	2.83

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Mid Cap Growth II
2018	257	19.46	-	25.13	5,996	—	0.83	-	2.54	(8.26)	-	(6.66)
2017	283	21.22	-	26.92	7,138	—	0.83	-	2.54	19.06	-	21.13
2016	339	17.82	-	22.22	7,128	—	0.83	-	2.54	(1.98)	-	(0.26)
2015	377	18.18	-	22.28	8,020	—	0.83	-	2.54	(1.52)	-	0.21
2014	432	18.46	-	22.23	9,307	—	0.83	-	2.54	4.96	-	6.80

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. S&P 500 Index II
2018	2,042	22.95	-	28.24	39,992	1.23	1.29	-	2.59	(7.52)	-	(6.30)
2017	2,393	24.82	-	30.14	50,231	1.39	1.29	-	2.59	17.90	-	19.45
2016	2,659	21.05	-	25.24	47,058	1.41	1.29	-	2.59	8.33	-	9.77
2015	2,967	19.44	-	22.99	48,667	1.48	1.29	-	2.59	(1.83)	-	(0.52)
2014	3,329	19.80	-	23.11	55,401	1.53	1.29	-	2.59	10.03	-	11.50

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Technology II
2018	<1	22.15	-	24.02	6	—	1.30	-	1.85	(2.54)	-	(2.00)
2017	<1	22.73	-	24.51	7	—	1.30	-	1.85	32.28	-	33.00
2016	<1	17.18	-	18.43	7	—	1.30	-	1.85	(2.82)	-	(2.28)
2015	1	17.68	-	18.86	10	—	1.30	-	1.85	4.61	-	5.18
2014	1	16.90	-	17.93	12	—	1.30	-	1.85	8.79	-	9.39

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series II) - Invesco V.I. Value Opportunities II
2018	158	14.45	-	17.36	2,487	—	1.29	-	2.44	(21.32)	-	(20.39)
2017	169	18.36	-	21.80	3,357	0.01	1.29	-	2.44	14.39	-	15.72
2016	225	16.05	-	18.84	3,817	0.07	1.29	-	2.44	15.05	-	16.40
2015	259	13.95	-	16.18	3,793	2.23	1.29	-	2.44	(12.84)	-	(11.81)
2014	291	16.01	-	18.35	4,878	1.11	1.29	-	2.44	3.79	-	5.01

Alliance Bernstein Variable Product Series Fund - AB VPS Growth
2018	684	18.34	-	27.52	13,314	—	0.70	-	2.59	1.09	-	3.04
2017	774	17.80	-	27.22	14,874	—	0.70	-	2.59	30.70	-	33.21
2016	923	13.36	-	20.83	13,602	—	0.70	-	2.59	(1.75)	-	0.15
2015	1,079	13.34	-	21.20	16,122	—	0.70	-	2.59	6.00	-	8.06
2014	1,324	12.35	-	20.00	18,443	—	0.70	-	2.59	10.04	-	12.18

Alliance Bernstein Variable Product Series Fund - AB VPS Growth & Income
2018	1,654	21.77	-	28.16	35,050	0.73	0.70	-	2.59	(8.28)	-	(6.51)
2017	1,895	23.74	-	30.12	43,475	1.22	0.70	-	2.59	15.55	-	17.77
2016	2,154	20.55	-	25.57	42,440	0.77	0.70	-	2.59	8.20	-	10.30
2015	2,554	18.99	-	23.19	46,289	1.16	0.70	-	2.59	(1.20)	-	0.72
2014	2,985	19.22	-	23.02	54,295	1.07	0.70	-	2.59	6.46	-	8.53

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Alliance Bernstein Variable Product Series Fund - AB VPS International Value
2018	575	$8.10	-	9.71	$5,251	1.09%	1.29	-	2.59%	(24.97)	-	(23.98)%
2017	595	10.79	-	12.77	7,190	1.82	1.29	-	2.59	21.88	-	23.49
2016	784	8.86	-	10.34	7,726	1.03	1.29	-	2.59	(3.36)	-	(2.07)
2015	859	9.16	-	10.56	8,689	2.17	1.29	-	2.59	(0.25)	-	1.08
2014	1,037	9.19	-	10.44	10,427	3.23	1.29	-	2.59	(8.88)	-	(7.67)

Alliance Bernstein Variable Product Series Fund - AB VPS Large Cap Growth
2018	815	18.44	-	26.25	13,146	—	0.70	-	2.59	(0.32)	-	1.61
2017	935	18.15	-	26.33	15,075	—	0.70	-	2.59	28.29	-	30.76
2016	1,099	13.88	-	20.52	13,723	—	0.70	-	2.59	(0.29)	-	1.64
2015	1,229	13.66	-	20.58	15,251	—	0.70	-	2.59	7.98	-	10.08
2014	1,431	11.97	-	19.06	16,401	—	0.94	-	2.59	10.89	-	12.77

Alliance Bernstein Variable Product Series Fund - AB VPS Small/Mid Cap Value
2018	227	28.46	-	35.02	7,427	0.22	1.29	-	2.59	(17.49)	-	(16.39)
2017	271	34.49	-	41.89	10,635	0.24	1.29	-	2.59	9.95	-	11.40
2016	305	31.37	-	37.60	10,817	0.34	1.29	-	2.59	21.57	-	23.19
2015	354	25.81	-	30.53	10,247	0.53	1.29	-	2.59	(8.14)	-	(6.91)
2014	434	28.09	-	32.79	13,578	0.41	1.29	-	2.59	6.12	-	7.54

Alliance Bernstein Variable Product Series Fund - AB VPS Value
2018	33	11.65	-	13.96	435	0.99	1.29	-	2.59	(17.54)	-	(16.44)
2017	39	14.13	-	16.71	614	1.17	1.29	-	2.59	10.38	-	11.84
2016	48	12.80	-	14.94	682	1.33	1.29	-	2.59	8.42	-	9.86
2015	55	11.81	-	13.60	717	1.84	1.29	-	2.59	(9.57)	-	(8.37)
2014	67	13.06	-	14.84	945	1.55	1.29	-	2.59	7.90	-	9.34

American Century Variable Portfolios, Inc. - American Century VP International
2018	<1	17.64	-	17.64	6	1.26	1.45	-	1.45	(16.45)	-	(16.45)
2017	<1	21.12	-	21.12	7	0.87	1.45	-	1.45	29.32	-	29.32
2016	<1	16.33	-	16.33	5	1.03	1.45	-	1.45	(6.86)	-	(6.86)
2015	<1	17.53	-	17.53	6	0.38	1.45	-	1.45	(0.69)	-	(0.69)
2014	<1	17.65	-	17.65	6	1.68	1.45	-	1.45	(6.87)	-	(6.87)

Deutsche DWS Variable Series I - DWS Bond VIP (Class A)
2018	10	16.48	-	16.82	171	4.68	0.70	-	0.80	(3.44)	-	(3.34)
2017	12	17.07	-	17.40	202	2.40	0.70	-	0.80	4.99	-	5.09
2016	12	16.26	-	16.56	197	5.05	0.70	-	0.80	5.08	-	5.19
2015	12	15.47	-	15.74	181	3.64	0.70	-	0.80	(1.09)	-	(0.99)
2014	19	15.64	-	15.90	299	3.99	0.70	-	0.80	5.78	-	5.89

Deutsche DWS Variable Series I - DWS Capital Growth VIP (Class A)
2018	44	27.26	-	27.82	1,211	0.73	0.70	-	0.80	(2.39)	-	(2.29)
2017	50	27.93	-	28.47	1,423	0.75	0.70	-	0.80	25.29	-	25.42
2016	56	22.29	-	22.70	1,273	0.76	0.70	-	0.80	3.41	-	3.52
2015	57	21.55	-	21.93	1,252	0.66	0.70	-	0.80	7.75	-	7.86
2014	54	20.00	-	20.33	1,086	0.62	0.70	-	0.80	12.07	-	12.18

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Deutsche DWS Variable Series I - DWS Core Equity VIP (Class A)
2018	20	$23.06	-	23.53	$476	1.90%	0.70	-	0.80%	(6.44)	-	(6.35)%
2017	25	24.65	-	25.12	613	1.19	0.70	-	0.80	20.05	-	20.17
2016	27	20.53	-	20.91	553	1.34	0.70	-	0.80	9.60	-	9.71
2015	30	18.73	-	19.06	563	0.88	0.70	-	0.80	4.41	-	4.51
2014	34	17.94	-	18.23	617	1.06	0.70	-	0.80	10.93	-	11.04

Deutsche DWS Variable Series I - DWS CROCI® International VIP (Class A)
2018	12	11.22	-	11.45	138	1.11	0.70	-	0.80	(15.08)	-	(15.00)
2017	14	13.21	-	13.47	182	7.00	0.70	-	0.80	20.99	-	21.11
2016	15	10.92	-	11.12	166	10.47	0.70	-	0.80	(0.07)	-	0.03
2015	18	10.93	-	11.12	194	4.24	0.70	-	0.80	(6.24)	-	(6.14)
2014	18	11.65	-	11.84	217	1.96	0.70	-	0.80	(12.47)	-	(12.38)

Deutsche DWS Variable Series I - DWS Global Small Cap VIP (Class A)
2018	18	31.75	-	32.40	590	0.29	0.70	-	0.80	(21.15)	-	(21.07)
2017	20	40.27	-	41.05	824	—	0.70	-	0.80	19.07	-	19.19
2016	24	33.82	-	34.44	809	0.39	0.70	-	0.80	0.76	-	0.86
2015	27	33.56	-	34.15	910	1.04	0.70	-	0.80	0.35	-	0.45
2014	31	33.45	-	33.99	1,063	0.84	0.70	-	0.80	(4.90)	-	(4.80)

Deutsche DWS Variable Series II - DWS Global Income Builder VIP (Class A)
2018	30	16.87	-	17.11	520	4.35	0.70	-	0.80	(8.40)	-	(8.31)
2017	54	18.42	-	18.66	1,007	2.97	0.70	-	0.80	15.61	-	15.73
2016	66	15.94	-	16.12	1,064	4.02	0.70	-	0.80	5.96	-	6.07
2015	70	15.04	-	15.20	1,055	3.27	0.70	-	0.80	(2.23)	-	(2.13)
2014	78	15.38	-	15.53	1,204	3.18	0.70	-	0.80	3.00	-	3.10

Deutsche DWS Variable Series II - DWS Government Money Market VIP (Class A)
2018	6	10.08	-	10.20	66	1.29	0.70	-	0.80	0.58	-	0.68
2017	14	10.02	-	10.13	144	0.41	0.70	-	0.80	(0.35)	-	(0.25)
2016	18	10.06	-	10.16	183	0.06	0.70	-	0.80	(0.74)	-	(0.64)
2015	17	10.13	-	10.22	177	0.01	0.70	-	0.80	(0.79)	-	(0.69)
2014	16	10.21	-	10.30	163	0.01	0.70	-	0.80	(0.79)	-	(0.69)

Deutsche DWS Variable Series II - DWS Small Mid Cap Growth VIP (Class A)
2018	14	20.31	-	20.59	289	—	0.70	-	0.80	(14.28)	-	(14.20)
2017	17	23.69	-	23.99	406	0.11	0.70	-	0.80	21.15	-	21.27
2016	21	19.56	-	19.79	417	—	0.70	-	0.80	8.20	-	8.31
2015	20	18.07	-	18.27	361	—	0.70	-	0.80	(1.69)	-	(1.59)
2014	22	18.38	-	18.56	403	—	0.70	-	0.80	4.85	-	4.96

Dreyfus Stock Index Fund, Inc. - Dreyfus Stock Index Fund, Inc. (Initial Shares)
2018	10	20.32	-	24.57	224	1.66	1.15	-	1.60	(6.17)	-	(5.73)
2017	10	21.65	-	26.06	244	1.69	1.15	-	1.60	19.60	-	20.15
2016	10	18.10	-	21.69	214	1.81	1.15	-	1.60	9.92	-	10.43
2015	30	13.83	-	19.64	567	1.81	1.15	-	1.65	(0.55)	-	(0.05)
2014	32	15.99	-	19.65	604	1.74	1.15	-	1.85	11.33	-	12.13

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Dreyfus Variable Investment Fund - VIF Government Money Market
2018	18	$8.89	-	11.16	$178	1.26%	1.15	-	1.85%	(0.59)	-	0.12%
2017	23	8.95	-	11.15	231	0.29	1.15	-	1.85	(1.50)	-	(0.80)
2016	32	9.08	-	11.24	328	0.01	1.15	-	1.85	(1.83)	-	(1.13)
2015	37	9.25	-	11.37	379	—	1.15	-	1.85	(1.85)	-	(1.14)
2014	33	9.43	-	11.50	341	<0.01	1.15	-	1.85	(1.85)	-	(1.14)

Dreyfus Variable Investment Fund - VIF Growth & Income
2018	<1	17.15	-	23.74	16	0.80	1.15	-	1.65	(6.25)	-	(5.78)
2017	<1	18.30	-	25.20	22	0.86	1.15	-	1.65	17.76	-	18.34
2016	2	15.54	-	21.29	44	1.01	1.15	-	1.65	8.24	-	8.78
2015	4	14.63	-	19.57	72	0.81	1.15	-	1.85	(0.30)	-	0.42
2014	5	16.79	-	19.49	92	0.77	1.15	-	2.00	7.87	-	8.82

Federated Insurance Series - Federated Government Money Fund II
2018	236	8.89	-	10.78	2,642	1.24	1.15	-	1.85	(0.62)	-	0.09
2017	271	8.94	-	10.77	3,047	0.30	1.15	-	1.85	(1.53)	-	(0.83)
2016	312	9.08	-	10.86	3,537	—	1.15	-	1.85	(1.84)	-	(1.14)
2015	354	9.25	-	10.99	4,068	—	1.15	-	1.85	(1.85)	-	(1.14)
2014	416	9.43	-	11.11	4,847	—	1.15	-	1.85	(1.85)	-	(1.14)

Fidelity Variable Insurance Products Fund - VIP Contrafund
2018	134	26.94	-	36.88	3,919	0.70	1.15	-	1.65	(7.92)	-	(7.45)
2017	134	25.56	-	39.85	4,251	0.99	1.15	-	1.65	19.89	-	20.49
2016	151	21.32	-	33.08	3,971	0.79	1.15	-	1.65	6.24	-	6.77
2015	160	20.07	-	30.98	3,937	1.00	1.15	-	1.65	(0.98)	-	(0.48)
2014	181	20.26	-	31.13	4,509	0.86	1.15	-	1.65	10.11	-	10.66

Fidelity Variable Insurance Products Fund - VIP Equity-Income
2018	24	19.11	-	23.70	512	2.24	1.15	-	1.65	(9.80)	-	(9.35)
2017	24	21.18	-	26.14	588	1.68	1.15	-	1.65	11.05	-	11.61
2016	28	19.08	-	23.42	616	2.14	1.15	-	1.65	16.09	-	16.67
2015	33	16.43	-	20.07	623	3.00	1.15	-	1.65	(5.54)	-	(5.06)
2014	39	17.39	-	21.15	773	2.74	1.15	-	1.65	6.94	-	7.48

Fidelity Variable Insurance Products Fund - VIP Government Money Market (sub-account launched on April 29, 2016)
2018	3,705	9.70	-	10.06	36,559	1.70	0.70	-	2.05	(0.42)	-	0.94
2017	1,890	9.74	-	9.97	18,615	0.69	0.70	-	2.05	(1.36)	-	(0.03)
2016	2,034	9.88	-	9.97	20,183	0.32	0.70	-	2.05	(1.21)	-	(0.32)

Fidelity Variable Insurance Products Fund - VIP Growth
2018	139	19.57	-	26.43	2,823	0.24	1.15	-	1.65	(1.81)	-	(1.32)
2017	141	15.38	-	26.78	2,961	0.23	1.15	-	1.65	32.93	-	33.59
2016	182	11.57	-	20.05	2,872	0.04	1.15	-	1.65	(0.84)	-	(0.35)
2015	201	11.67	-	20.12	3,196	0.25	1.15	-	1.65	5.42	-	5.95
2014	231	11.07	-	18.99	3,462	0.18	1.15	-	1.65	9.48	-	10.03

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity Variable Insurance Products Fund - VIP High Income
2018	14	$16.50	-	18.59	$236	5.28%	1.15	-	1.65%	(4.88)	-	(4.40)%
2017	20	17.34	-	19.45	367	5.04	1.15	-	1.65	5.19	-	5.72
2016	25	16.49	-	18.40	420	4.88	1.15	-	1.65	12.74	-	13.30
2015	32	14.63	-	16.24	472	6.70	1.15	-	1.65	(5.20)	-	(4.73)
2014	33	15.43	-	17.04	520	5.07	1.15	-	1.65	(0.50)	-	—

Fidelity Variable Insurance Products Fund - VIP Index 500
2018	150	19.71	-	19.82	2,971	1.82	1.15	-	1.65	(6.06)	-	(5.59)
2017	169	18.63	-	20.99	3,567	1.73	1.15	-	1.65	19.73	-	20.33
2016	181	15.56	-	17.45	3,173	1.35	1.15	-	1.65	10.03	-	10.58
2015	214	14.14	-	15.78	3,406	1.91	1.15	-	1.65	(0.32)	-	0.18
2014	246	14.18	-	15.75	3,923	1.48	1.15	-	1.65	11.71	-	12.27

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond
2018	33	19.13	-	19.88	659	2.43	1.25	-	1.45	(1.97)	-	(1.77)
2017	35	19.51	-	20.24	714	2.25	1.25	-	1.45	2.72	-	2.93
2016	44	19.00	-	19.67	870	2.21	1.25	-	1.45	3.24	-	3.44
2015	53	18.40	-	19.01	1,015	2.43	1.25	-	1.45	(2.03)	-	(1.83)
2014	63	18.78	-	19.37	1,215	2.20	1.25	-	1.45	4.30	-	4.51

Fidelity Variable Insurance Products Fund - VIP Overseas
2018	33	12.11	-	13.66	439	1.41	1.15	-	1.65	(16.21)	-	(15.79)
2017	39	13.69	-	14.38	622	0.98	1.15	-	1.65	28.16	-	28.80
2016	52	10.68	-	11.17	646	1.57	1.15	-	1.65	(6.61)	-	(6.15)
2015	45	11.44	-	11.90	591	1.26	1.15	-	1.65	1.93	-	2.44
2014	55	11.22	-	11.61	721	1.10	1.15	-	1.65	(9.58)	-	(9.13)

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Contrafund (Service Class 2)
2018	1,167	19.01	-	20.20	23,618	0.43	1.29	-	2.59	(9.06)	-	(7.85)
2017	1,381	20.63	-	22.22	30,415	0.76	1.29	-	2.59	18.46	-	20.03
2016	1,618	17.19	-	18.75	29,795	0.57	1.29	-	2.59	4.95	-	6.34
2015	1,914	16.16	-	17.87	33,278	0.74	1.29	-	2.59	(2.19)	-	(0.88)
2014	2,424	16.30	-	18.27	43,004	0.66	1.29	-	2.59	8.76	-	10.21

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Equity-Income (Service Class 2)
2018	23	16.92	-	18.51	417	2.06	1.35	-	1.85	(10.23)	-	(9.78)
2017	24	18.85	-	20.51	483	1.52	1.35	-	1.85	10.58	-	11.13
2016	27	17.05	-	18.46	487	1.97	1.35	-	1.85	15.54	-	16.12
2015	33	14.75	-	15.89	507	2.84	1.35	-	1.85	(6.01)	-	(5.53)
2014	37	16.83	-	17.51	617	2.58	1.35	-	2.00	6.31	-	7.02

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Freedom 2010 Portfolio (Service Class 2)
2018	198	13.40	-	15.04	2,855	1.38	1.29	-	2.19	(6.36)	-	(5.50)
2017	219	14.30	-	15.92	3,354	1.12	1.29	-	2.19	10.34	-	11.35
2016	306	12.96	-	14.30	4,237	1.29	1.29	-	2.19	2.93	-	3.88
2015	306	12.17	-	13.76	4,060	1.59	1.29	-	2.54	(3.06)	-	(1.81)
2014	317	12.55	-	14.02	4,308	1.18	1.29	-	2.54	1.56	-	2.87

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Freedom 2020 Portfolio (Service Class 2)
2018	189	$13.34	-	15.17	$2,737	1.30%	1.29	-	2.29%	(8.23)	-	(7.29)%
2017	190	14.54	-	16.37	2,970	1.26	1.29	-	2.29	13.62	-	14.77
2016	220	12.79	-	14.26	3,014	1.27	1.29	-	2.29	3.39	-	4.44
2015	268	12.37	-	13.66	3,539	1.57	1.29	-	2.29	(2.74)	-	(1.74)
2014	290	12.72	-	13.90	3,912	1.22	1.29	-	2.29	2.20	-	3.25

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Freedom 2030 Portfolio (Service Class 2)
2018	50	13.99	-	15.71	750	0.78	1.29	-	2.19	(10.07)	-	(9.25)
2017	85	16.12	-	17.31	1,424	1.06	1.29	-	1.89	18.43	-	19.14
2016	107	13.61	-	14.53	1,501	1.18	1.29	-	1.89	4.37	-	5.01
2015	114	13.04	-	13.84	1,528	1.25	1.29	-	1.89	(2.41)	-	(1.81)
2014	158	13.37	-	14.09	2,173	1.21	1.29	-	1.89	2.76	-	3.39

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Freedom Income Portfolio (Service Class 2)
2018	57	11.68	-	13.29	726	1.43	1.29	-	2.29	(4.51)	-	(3.54)
2017	65	12.23	-	13.77	859	1.35	1.29	-	2.29	5.89	-	6.97
2016	63	11.55	-	12.88	780	0.85	1.29	-	2.29	1.79	-	2.83
2015	123	11.46	-	12.52	1,498	1.19	1.29	-	2.19	(2.75)	-	(1.85)
2014	120	11.78	-	12.76	1,487	1.13	1.29	-	2.19	1.27	-	2.20

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Government Money Market (Service Class 2)
2018	4,908	8.18	-	9.11	46,263	1.43	1.25	-	2.59	(1.22)	-	0.13
2017	3,119	8.28	-	9.10	29,240	0.46	1.25	-	2.59	(2.16)	-	(0.82)
2016	3,027	8.47	-	9.17	28,836	0.02	1.25	-	2.59	(2.57)	-	(1.23)
2015	751	8.69	-	9.28	7,087	0.01	1.25	-	2.59	(2.58)	-	(1.23)
2014	880	8.92	-	9.40	8,471	0.01	1.25	-	2.59	(2.58)	-	(1.23)

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Growth (Service Class 2)
2018	6	17.78	-	19.45	109	0.04	1.35	-	1.85	(2.28)	-	(1.78)
2017	6	18.20	-	19.80	125	0.09	1.35	-	1.85	32.34	-	33.00
2016	7	13.75	-	14.89	105	—	1.35	-	1.85	(1.31)	-	(0.80)
2015	10	13.93	-	15.01	145	0.03	1.35	-	1.85	4.93	-	5.46
2014	11	13.28	-	14.23	158	—	1.35	-	1.85	8.96	-	9.51

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Growth & Income (Service Class 2)
2018	176	17.96	-	21.08	3,483	0.20	1.29	-	2.44	(11.41)	-	(10.37)
2017	208	19.88	-	23.52	4,608	1.02	1.29	-	2.59	13.62	-	15.11
2016	258	17.50	-	20.43	5,000	1.47	1.29	-	2.59	12.82	-	14.32
2015	294	15.51	-	17.87	5,018	1.78	1.29	-	2.59	(5.06)	-	(3.80)
2014	356	16.34	-	18.58	6,354	1.02	1.29	-	2.59	7.37	-	8.81

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Growth Opportunities (Service Class 2) (sub-account launched on April 24, 2015)
2018	46	23.96	-	27.79	1,219	0.09	1.29	-	2.44	9.47	-	10.76
2017	66	21.88	-	25.09	1,588	0.11	1.29	-	2.44	30.93	-	32.45
2016	72	16.71	-	18.94	1,323	0.05	1.29	-	2.44	(2.37)	-	(1.22)
2015	76	17.12	-	19.18	1,414	0.01	1.29	-	2.44	(3.00)	-	(2.21)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Fidelity Variable Insurance Products Fund (Service Class 2) - VIP High Income (Service Class 2)
2018	93	$14.97	-	17.57	$1,570	5.34%	1.29	-	2.44%	(5.98)	-	(4.87)%
2017	116	15.93	-	18.47	2,067	5.30	1.29	-	2.44	4.32	-	5.54
2016	140	15.27	-	17.50	2,368	4.67	1.29	-	2.44	11.39	-	12.70
2015	187	13.70	-	15.53	2,836	5.80	1.29	-	2.44	(6.21)	-	(5.11)
2014	238	14.61	-	16.37	3,846	5.00	1.29	-	2.44	(1.56)	-	(0.40)

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Index 500 (Service Class 2)
2018	545	17.58	-	20.40	10,606	1.49	1.29	-	2.44	(7.05)	-	(5.96)
2017	712	18.92	-	21.69	14,761	1.62	1.29	-	2.44	18.47	-	19.85
2016	710	15.97	-	18.10	12,335	1.59	1.29	-	2.44	8.87	-	10.15
2015	482	14.67	-	16.43	7,647	1.81	1.29	-	2.44	(1.38)	-	(0.22)
2014	499	14.87	-	16.47	7,965	1.31	1.29	-	2.44	10.52	-	11.83

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Investment Grade Bond (Service Class 2)
2018	<1	15.32	-	15.32	<1	2.34	1.50	-	1.50	(2.28)	-	(2.28)
2017	<1	15.68	-	15.68	1	2.29	1.50	-	1.50	2.44	-	2.44
2016	<1	15.31	-	15.31	1	1.68	1.50	-	1.50	2.91	-	2.91
2015	<1	14.87	-	14.87	1	1.99	1.50	-	1.50	(2.34)	-	(2.34)
2014	<1	15.23	-	15.23	1	1.71	1.50	-	1.50	4.03	-	4.03

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Mid Cap (Service Class 2)
2018	358	17.64	-	20.45	6,783	0.39	1.29	-	2.44	(16.85)	-	(15.88)
2017	426	18.29	-	20.97	9,583	0.47	1.29	-	2.44	17.62	-	18.99
2016	500	15.55	-	17.63	9,594	0.30	1.29	-	2.44	(18.79)	-	10.48
2015	550	14.24	-	15.95	9,630	0.24	1.29	-	2.44	(4.03)	-	(2.90)
2014	672	16.43	-	19.95	12,151	0.02	1.29	-	2.44	3.44	-	4.66

Fidelity Variable Insurance Products Fund (Service Class 2) - VIP Overseas (Service Class 2)
2018	<1	13.81	-	18.49	7	1.31	1.35	-	1.80	(16.59)	-	(16.21)
2017	<1	16.48	-	22.17	8	1.23	1.35	-	1.80	27.66	-	28.24
2016	<1	12.85	-	17.37	7	0.51	1.35	-	1.80	(6.97)	-	(6.54)
2015	2	12.76	-	13.75	28	1.07	1.35	-	1.85	1.39	-	1.90
2014	2	12.59		13.49	34	1.07	1.35	-	1.85	(9.99)	-	(9.53)

Franklin Templeton Variable Insurance Products Trust - Franklin Flex Cap Growth VIP (Class 2)
2018	43	20.16	-	22.85	926	—	1.29	-	2.19	0.88	-	1.80
2017	57	19.99	-	22.45	1,206	—	1.29	-	2.19	24.18	-	25.31
2016	75	16.10	-	17.91	1,275	—	1.29	-	2.19	(5.01)	-	(4.14)
2015	85	16.58	-	18.69	1,517	—	1.29	-	2.39	1.87	-	3.02
2014	107	16.27	-	18.14	1,855	—	1.29	-	2.39	3.57	-	4.74

Franklin Templeton Variable Insurance Products Trust - Franklin Growth and Income VIP (Class 2)
2018	622	22.14	-	27.18	16,048	2.43	1.29	-	2.54	(7.00)	-	(5.82)
2017	721	23.80	-	28.86	19,778	5.75	1.29	-	2.54	12.94	-	14.37
2016	833	21.08	-	25.23	20,050	2.56	1.29	-	2.54	8.80	-	10.19
2015	993	18.98	-	22.90	21,787	3.32	1.29	-	2.69	(3.57)	-	(2.19)
2014	1,199	19.69	-	23.41	27,038	2.44	1.29	-	2.69	6.20	-	7.73

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Franklin Templeton Variable Insurance Products Trust - Franklin Income VIP (Class 2)
2018	3,405	$15.84	-	19.29	$62,568	4.82%	1.28	-	2.59%	(6.78)	-	(5.53)%
2017	3,911	17.00	-	20.42	76,305	4.18	1.28	-	2.59	6.86	-	8.28
2016	4,475	15.91	-	18.86	80,938	4.92	1.28	-	2.59	11.08	-	12.58
2015	5,254	14.32	-	16.75	84,741	4.66	1.28	-	2.59	(9.46)	-	(8.24)
2014	6,536	15.82	-	18.25	115,409	5.20	1.28	-	2.59	1.91	-	3.29

Franklin Templeton Variable Insurance Products Trust - Franklin Large Cap Growth VIP (Class 2)
2018	742	17.33	-	20.78	14,717	—	1.29	-	2.54	(3.97)	-	(2.74)
2017	969	18.05	-	21.36	19,756	0.63	1.29	-	2.54	24.88	-	26.46
2016	1,235	14.45	-	16.89	20,021	—	1.29	-	2.54	(4.28)	-	(3.06)
2015	1,390	15.10	-	17.43	23,336	0.28	1.29	-	2.54	2.94	-	4.26
2014	1,756	14.67	-	16.71	28,433	1.12	1.29	-	2.54	9.60	-	11.01

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP (Class 2)
2018	407	13.74	-	16.14	6,693	2.27	1.29	-	2.54	(13.47)	-	(12.37)
2017	477	15.88	-	18.42	8,997	1.75	1.29	-	2.54	5.86	-	7.20
2016	564	15.00	-	17.18	9,939	1.74	1.29	-	2.54	9.33	-	10.73
2015	805	13.72	-	15.52	12,657	2.76	1.29	-	2.54	(6.10)	-	(4.89)
2014	934	14.61	-	16.31	15,527	2.07	1.29	-	2.54	3.02	-	4.34

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Shares VIP (Class 2)
2018	1,628	18.95	-	30.77	33,513	2.30	1.15	-	2.69	(11.51)	-	(10.11)
2017	1,933	21.41	-	34.23	44,538	2.20	1.15	-	2.69	5.46	-	7.11
2016	2,220	20.31	-	31.96	48,025	1.89	1.15	-	2.69	12.95	-	14.73
2015	2,586	17.98	-	27.85	49,294	3.02	1.15	-	2.69	(7.49)	-	(6.02)
2014	3,196	19.43	-	29.64	65,115	1.96	1.15	-	2.69	4.24	-	5.90

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP (Class 2)
2018	458	22.10	-	29.64	14,664	0.89	1.28	-	2.69	(15.22)	-	(13.99)
2017	535	25.70	-	34.96	20,043	0.50	1.28	-	2.69	7.70	-	9.25
2016	610	23.52	-	32.46	21,251	0.80	1.28	-	2.69	26.70	-	28.54
2015	751	18.30	-	25.62	20,589	0.64	1.28	-	2.69	(9.88)	-	(8.56)
2014	879	20.01	-	28.43	26,531	0.62	1.28	-	2.69	(2.14)	-	(0.71)

Franklin Templeton Variable Insurance Products Trust - Franklin Small-Mid Cap Growth VIP (Class 2)
2018	19	29.40	-	38.41	613	—	1.15	-	2.34	(7.59)	-	(6.46)
2017	19	31.81	-	41.07	675	—	1.15	-	2.34	18.58	-	20.02
2016	22	26.83	-	34.22	648	—	1.15	-	2.34	1.74	-	2.98
2015	33	26.37	-	33.23	880	—	1.15	-	2.34	(4.94)	-	(3.77)
2014	39	27.74	-	34.53	1,067	—	1.15	-	2.34	4.96	-	6.24

Franklin Templeton Variable Insurance Products Trust - Franklin U.S. Government Securities VIP (Class 2)
2018	682	10.31	-	12.71	8,298	2.69	1.29	-	2.69	(2.36)	-	(0.96)
2017	803	10.56	-	12.84	9,870	2.57	1.29	-	2.69	(1.36)	-	0.04
2016	923	10.71	-	12.83	11,396	2.49	1.29	-	2.69	(2.04)	-	(0.63)
2015	1,008	10.93	-	12.91	12,578	2.54	1.29	-	2.69	(2.23)	-	(0.82)
2014	1,230	11.18	-	13.02	15,521	2.61	1.29	-	2.69	0.60	-	2.05

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP (Class 2)
2018	190	$22.65	-	27.86	$6,039	0.86%	1.15	-	2.49%	(17.89)	-	(16.76)%
2017	216	27.21	-	33.93	8,297	1.02	1.15	-	2.49	36.94	-	38.81
2016	259	19.60	-	24.78	7,229	0.86	1.15	-	2.49	14.53	-	16.10
2015	324	16.89	-	21.63	7,835	2.05	1.15	-	2.49	(21.61)	-	(20.52)
2014	352	21.25	-	27.60	10,815	1.49	1.15	-	2.49	(10.67)	-	(9.44)

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP (Class 2)
2018	1,861	14.80	-	16.57	31,545	2.66	1.15	-	2.69	(17.71)	-	(16.41)
2017	2,122	17.71	-	20.13	43,239	2.61	1.15	-	2.69	13.58	-	15.36
2016	2,477	15.35	-	17.73	44,078	1.88	1.15	-	2.69	4.30	-	5.95
2015	2,875	14.49	-	17.00	48,853	3.33	1.15	-	2.69	(9.01)	-	(7.56)
2014	3,435	15.67	-	18.68	63,482	1.87	1.15	-	2.69	(13.52)	-	(12.15)

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP (Class 2)
2018	32	22.14	-	34.08	886	—	1.15	-	2.24	(0.35)	-	0.77
2017	35	22.22	-	33.82	971	—	1.15	-	2.24	(0.34)	-	0.76
2016	36	22.30	-	33.56	1,011	—	1.15	-	2.24	0.64	-	1.76
2015	45	22.16	-	32.98	1,220	7.86	1.15	-	2.24	(6.45)	-	(5.40)
2014	50	23.68	-	34.86	1,426	5.58	1.15	-	2.24	(0.45)	-	0.67

Franklin Templeton Variable Insurance Products Trust - Templeton Growth VIP (Class 2)
2018	22	14.38	-	22.25	458	1.98	1.15	-	1.85	(16.43)	-	(15.83)
2017	27	17.21	-	26.43	678	1.67	1.15	-	1.85	16.32	-	17.15
2016	30	14.79	-	22.56	637	1.83	1.15	-	1.85	7.60	-	8.37
2015	40	13.75	-	20.82	791	2.61	1.15	-	1.85	(8.22)	-	(7.56)
2014	45	14.98	-	22.52	956	1.42	1.15	-	1.85	(4.61)	-	(3.93)

Goldman Sachs Variable Insurance Trust - VIT Large Cap Value
2018	94	14.24	-	17.07	1,505	1.15	1.29	-	2.59	(10.82)	-	(9.64)
2017	123	15.97	-	18.89	2,200	1.56	1.29	-	2.59	7.03	-	8.44
2016	146	14.92	-	17.42	2,417	2.04	1.29	-	2.59	8.70	-	10.15
2015	173	13.73	-	15.81	2,612	1.36	1.29	-	2.59	(6.89)	-	(5.65)
2014	204	14.74	-	16.76	3,282	1.28	1.29	-	2.59	10.01	-	11.48

Goldman Sachs Variable Insurance Trust - VIT Mid Cap Value
2018	68	18.06	-	20.75	1,343	1.14	1.29	-	2.29	(12.51)	-	(11.62)
2017	94	20.64	-	23.48	2,139	0.71	1.29	-	2.29	8.54	-	9.64
2016	109	19.01	-	21.41	2,256	1.27	1.29	-	2.29	10.94	-	12.07
2015	126	16.95	-	19.11	2,333	0.39	1.29	-	2.39	(11.41)	-	(10.41)
2014	142	19.14	-	21.33	2,947	0.89	1.29	-	2.39	10.86	-	12.11

Goldman Sachs Variable Insurance Trust - VIT Small Cap Equity Insights
2018	161	17.03	-	33.69	3,066	0.44	1.15	-	2.44	(10.85)	-	(9.67)
2017	196	18.73	-	37.30	4,149	0.51	1.15	-	2.59	8.70	-	10.29
2016	231	17.23	-	33.82	4,450	1.08	1.15	-	2.59	20.02	-	21.80
2015	278	14.36	-	27.77	4,420	0.27	1.15	-	2.59	(4.66)	-	(3.25)
2014	354	15.06	-	28.70	5,940	0.64	1.15	-	2.59	4.16	-	5.71

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Goldman Sachs Variable Insurance Trust - VIT Strategic Growth
2018	<1	$15.98	-	24.30	$9	0.45%	1.37	-	1.65%	(2.67)	-	(2.39)%
2017	<1	16.42	-	24.90	9	0.54	1.37	-	1.65	28.53	-	28.89
2016	<1	12.78	-	19.32	7	0.28	1.37	-	1.65	0.32	-	0.60
2015	1	12.74	-	19.94	24	0.36	1.15	-	1.65	1.70	-	2.21
2014	1	12.52	-	19.51	24	0.38	1.15	-	1.65	11.78	-	12.34

Goldman Sachs Variable Insurance Trust - VIT U.S. Equity Insights
2018	135	19.06	-	22.37	2,850	1.13	1.29	-	2.44	(8.48)	-	(7.41)
2017	156	20.43	-	24.16	3,583	1.28	1.29	-	2.59	20.88	-	22.47
2016	202	16.90	-	19.72	3,803	1.24	1.29	-	2.59	7.87	-	9.31
2015	235	15.66	-	18.04	4,062	1.32	1.29	-	2.59	(2.78)	-	(1.48)
2014	279	16.11	-	18.32	4,935	1.28	1.29	-	2.59	13.35	-	14.86

Janus Aspen Series - Janus Henderson VIT Forty (Institutional Shares)
2018	<1	34.23	-	34.23	2	—	1.50	-	1.50	0.45	-	0.45
2017	<1	34.07	-	34.07	14	—	1.50	-	1.50	28.37	-	28.37
2016	<1	26.54	-	26.54	11	—	1.50	-	1.50	0.67	-	0.67
2015	<1	26.37	-	26.37	11	—	1.50	-	1.50	10.54	-	10.54
2014	<1	23.85	-	23.85	11	0.15	1.50	-	1.50	7.10	-	7.10

Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity
2018	<1	45.44	-	45.44	<1	2.19	1.50	-	1.50	(19.78)	-	(19.78)
2017	<1	56.64	-	56.64	<1	1.83	1.50	-	1.50	25.92	-	25.92
2016	<1	44.98	-	44.98	<1	0.54	1.50	-	1.50	18.97	-	18.97
2015	<1	37.81	-	37.81	<1	0.91	1.50	-	1.50	(21.26)	-	(21.26)
2014	<1	48.02	-	48.02	<1	1.45	1.50	-	1.50	(6.07)	-	(6.07)

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio I
2018	<1	21.11	-	21.11	<1	1.61	1.50	-	1.50	(10.25)	-	(10.25)
2017	<1	23.52	-	23.52	1	1.40	1.50	-	1.50	13.12	-	13.12
2016	<1	20.79	-	20.79	<1	0.79	1.50	-	1.50	11.31	-	11.31
2015	<1	18.68	-	18.68	1	1.07	1.50	-	1.50	(4.32)	-	(4.32)
2014	<1	19.52	-	19.52	2	1.94	1.50	-	1.50	10.03	-	10.03

Lord Abbett Series Fund - Bond-Debenture
2018	542	16.31	-	19.41	10,026	4.05	1.29	-	2.49	(6.41)	-	(5.26)
2017	641	17.43	-	20.49	12,587	3.98	1.29	-	2.49	6.51	-	7.81
2016	721	16.36	-	19.01	13,198	4.22	1.29	-	2.49	9.35	-	10.69
2015	874	14.97	-	17.17	14,538	3.58	1.29	-	2.49	(3.98)	-	(2.80)
2014	1,126	15.59	-	17.67	19,340	4.27	1.29	-	2.49	1.75	-	3.00

Lord Abbett Series Fund - Fundamental Equity
2018	118	19.15	-	22.62	2,542	1.37	1.29	-	2.44	(10.40)	-	(9.35)
2017	146	21.37	-	24.95	3,464	0.99	1.29	-	2.44	9.85	-	11.13
2016	167	19.45	-	22.45	3,597	1.09	1.29	-	2.44	12.93	-	14.26
2015	201	17.23	-	19.65	3,807	1.04	1.29	-	2.44	(5.80)	-	(4.69)
2014	266	18.29	-	20.62	5,294	0.40	1.29	-	2.44	4.53	-	5.76

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Lord Abbett Series Fund - Growth and Income
2018	373	$15.61	-	18.44	$6,557	1.28%	1.29	-	2.44%	(10.38)	-	(9.33)%
2017	460	17.42	-	20.34	8,946	1.21	1.29	-	2.44	10.64	-	11.92
2016	582	15.74	-	18.17	10,146	1.40	1.29	-	2.44	14.26	-	15.61
2015	677	13.78	-	15.72	10,263	1.10	1.29	-	2.44	(5.23)	-	(4.12)
2014	847	14.54	-	16.39	13,443	0.62	1.29	-	2.44	5.03	-	6.26

Lord Abbett Series Fund - Growth Opportunities
2018	177	22.05	-	26.06	4,418	—	1.29	-	2.44	(5.26)	-	(4.15)
2017	212	23.28	-	27.18	5,548	—	1.29	-	2.44	19.94	-	21.33
2016	258	19.41	-	22.40	5,567	—	1.29	-	2.44	(1.23)	-	(0.07)
2015	298	19.65	-	22.42	6,465	—	1.29	-	2.44	0.22	-	1.40
2014	389	19.61	-	22.11	8,334	—	1.29	-	2.44	3.48	-	4.70

Lord Abbett Series Fund - Mid-Cap Stock
2018	456	14.91	-	17.74	7,663	0.62	1.29	-	2.49	(17.15)	-	(16.14)
2017	553	18.00	-	21.16	11,126	0.58	1.29	-	2.49	4.19	-	5.46
2016	617	17.27	-	20.06	11,828	0.48	1.29	-	2.49	13.50	-	14.90
2015	721	15.22	-	17.46	12,089	0.54	1.29	-	2.49	(6.18)	-	(5.03)
2014	874	16.22	-	18.39	15,550	0.40	1.29	-	2.49	8.75	-	10.09

MFS Variable Insurance Trust - MFS Growth
2018	30	14.31	-	32.17	728	0.09	1.15	-	1.65	0.98	-	1.49
2017	34	14.17	-	31.70	821	0.11	1.15	-	1.65	29.26	-	29.91
2016	36	10.97	-	24.40	667	0.04	1.15	-	1.65	0.77	-	1.27
2015	41	10.88	-	24.10	749	0.16	1.15	-	1.65	5.80	-	6.33
2014	46	10.29	-	22.66	789	0.10	1.15	-	1.65	7.16	-	7.70

MFS Variable Insurance Trust - MFS Investors Trust
2018	36	17.70	-	22.63	707	0.62	1.15	-	1.65	(7.04)	-	(6.57)
2017	39	19.04	-	24.23	812	0.73	1.15	-	1.65	21.33	-	21.94
2016	42	15.69	-	19.87	726	0.83	1.15	-	1.65	6.82	-	7.35
2015	51	14.69	-	18.51	829	0.79	1.15	-	1.65	(1.42)	-	(0.93)
2014	70	14.90	-	18.68	1,155	0.91	1.15	-	1.65	9.19	-	9.74

MFS Variable Insurance Trust - MFS New Discovery
2018	29	20.63	-	44.70	965	—	1.15	-	1.65	(3.10)	-	(2.61)
2017	35	21.29	-	45.90	1,216	—	1.15	-	1.65	24.59	-	25.21
2016	38	17.09	-	36.66	1,041	—	1.15	-	1.65	7.27	-	7.81
2015	44	15.93	-	34.00	1,120	—	1.15	-	1.65	(3.49)	-	(3.01)
2014	52	16.51	-	35.06	1,366	—	1.15	-	1.65	(8.78)	-	(8.32)

MFS Variable Insurance Trust - MFS Research
2018	23	15.75	-	21.73	434	0.69	1.15	-	1.65	(5.94)	-	(5.47)
2017	25	16.75	-	22.98	498	1.38	1.15	-	1.65	21.36	-	21.96
2016	26	13.80	-	18.84	430	0.84	1.15	-	1.65	6.96	-	7.50
2015	33	12.90	-	17.53	504	0.80	1.15	-	1.65	(0.85)	-	(0.35)
2014	40	13.01	-	17.59	610	0.85	1.15	-	1.65	8.40	-	8.94

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
MFS Variable Insurance Trust - MFS Total Return Bond
2018	43	$19.57	-	20.34	$864	3.46%	1.25	-	1.45%	(2.52)	-	(2.32)%
2017	39	19.35	-	20.83	820	3.33	1.25	-	1.65	2.75	-	3.16
2016	42	18.83	-	20.19	852	3.40	1.25	-	1.65	2.53	-	2.94
2015	47	18.36	-	19.61	925	4.02	1.25	-	1.65	(1.93)	-	(1.54)
2014	35	18.73	-	19.92	700	2.64	1.25	-	1.65	4.11	-	4.53

MFS Variable Insurance Trust - MFS Utilities
2018	7	31.96	-	33.44	234	1.13	1.35	-	1.59	(0.54)	-	(0.30)
2017	8	32.13	-	33.54	254	4.50	1.35	-	1.59	13.03	-	13.30
2016	8	28.43	-	29.60	229	4.01	1.35	-	1.59	9.72	-	9.98
2015	8	25.91	-	26.92	210	4.28	1.35	-	1.59	(15.87)	-	(15.67)
2014	8	30.80	-	31.92	262	2.20	1.35	-	1.59	10.95	-	11.22

MFS Variable Insurance Trust (Service Class) - MFS Growth (Service Class)
2018	2	20.38	-	22.29	47	—	1.35	-	1.85	0.51	-	1.02
2017	4	20.27	-	22.06	90	—	1.35	-	1.85	28.68	-	29.32
2016	4	15.75	-	17.06	72	—	1.35	-	1.85	0.29	-	0.80
2015	4	15.71	-	16.92	74	—	1.35	-	1.85	5.32	-	5.85
2014	5	14.91	-	15.99	83	—	1.35	-	1.85	6.67	-	7.22

MFS Variable Insurance Trust (Service Class) - MFS Investors Trust (Service Class)
2018	6	18.09	-	19.78	116	0.45	1.35	-	1.85	(7.45)	-	(6.99)
2017	6	19.54	-	21.27	134	0.56	1.35	-	1.85	20.77	-	21.37
2016	7	16.18	-	17.52	116	0.55	1.35	-	1.85	6.32	-	6.86
2015	7	15.22	-	16.40	115	0.67	1.35	-	1.85	(1.90)	-	(1.40)
2014	8	15.51	-	16.63	132	0.72	1.35	-	1.85	8.66	-	9.22

MFS Variable Insurance Trust (Service Class) - MFS New Discovery Series (Service Class)
2018	3	20.48	-	22.40	62	—	1.35	-	1.85	(3.54)	-	(3.05)
2017	3	21.23	-	23.10	73	—	1.35	-	1.85	24.01	-	24.63
2016	4	17.12	-	18.54	74	—	1.35	-	1.85	6.79	-	7.33
2015	6	16.03	-	17.27	102	—	1.35	-	1.85	(3.96)	-	(3.47)
2014	6	16.69	-	17.89	111	—	1.35	-	1.85	(9.21)	-	(8.74)

MFS Variable Insurance Trust (Service Class) - MFS Research (Service Class)
2018	2	18.40	-	20.13	36	0.45	1.35	-	1.85	(6.39)	-	(5.92)
2017	2	19.66	-	21.39	39	1.13	1.35	-	1.85	20.81	-	21.41
2016	2	16.27	-	17.62	33	0.51	1.35	-	1.85	6.49	-	7.03
2015	2	15.28	-	16.46	32	0.41	1.35	-	1.85	(1.33)	-	(0.83)
2014	3	15.49	-	16.60	42	0.42	1.35	-	1.85	7.90	-	8.45

MFS Variable Insurance Trust (Service Class) - MFS Utilities (Service Class)
2018	14	24.22	-	26.49	445	0.82	1.35	-	1.85	(1.06)	-	(0.56)
2017	17	24.48	-	26.64	551	4.27	1.35	-	1.85	12.39	-	12.95
2016	24	21.78	-	23.58	684	3.50	1.35	-	1.85	9.18	-	9.74
2015	28	19.95	-	21.49	738	3.57	1.35	-	1.85	(16.34)	-	(15.91)
2014	47	25.56	-	31.58	1,373	1.92	1.35	-	2.00	10.22	-	10.95

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
MFS Variable Insurance Trust II - MFS High Yield
2018	9	$19.56	-	20.34	$188	5.26%	1.25	-	1.45%	(4.48)	-	(4.29)%
2017	11	20.48	-	21.25	234	6.65	1.25	-	1.45	5.16	-	5.37
2016	12	19.48	-	20.17	235	6.83	1.25	-	1.45	12.19	-	12.41
2015	13	17.36	-	17.94	236	3.99	1.25	-	1.45	(5.60)	-	(5.41)
2014	36	18.39	-	18.97	674	3.51	1.25	-	1.45	1.33	-	1.53

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Core Plus Fixed Income
2018	10	14.79	-	16.18	158	2.54	1.35	-	1.85	(2.49)	-	(2.00)
2017	11	15.17	-	19.14	173	2.64	1.15	-	1.85	4.29	-	5.03
2016	16	14.55	-	18.22	243	1.96	1.15	-	1.85	4.15	-	4.90
2015	24	13.97	-	17.37	354	2.24	1.15	-	1.85	(2.49)	-	(1.79)
2014	52	14.32	-	15.35	772	2.96	1.15	-	1.85	5.86	-	6.40

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging Markets Equity
2018	595	19.05	-	25.05	11,441	0.46	0.70	-	2.20	(19.27)	-	(18.04)
2017	676	23.24	-	29.03	15,937	0.75	0.70	-	2.20	32.14	-	34.13
2016	757	17.33	-	21.97	13,435	0.49	0.70	-	2.20	4.42	-	6.00
2015	810	16.35	-	21.04	13,809	0.83	0.70	-	2.20	(12.64)	-	(11.31)
2014	936	18.43	-	24.08	18,089	0.38	0.70	-	2.20	(6.57)	-	(5.16)

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Global Infrastructure (sub-account launched on April 25, 2014)
2018	655	15.98	-	19.62	27,867	3.07	0.70	-	1.85	(9.55)	-	(8.50)
2017	773	17.67	-	21.45	36,447	2.35	0.70	-	1.85	10.90	-	12.18
2016	907	15.93	-	19.12	38,251	2.32	0.70	-	1.85	13.16	-	14.47
2015	1,029	13.97	-	16.70	38,449	1.82	0.70	-	1.98	(15.45)	-	(14.36)
2014	1,230	16.52	-	19.50	53,196	—	0.70	-	1.98	7.25	-	8.19

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Global Strategist
2018	3,040	13.36	-	14.23	45,412	1.14	0.70	-	2.20	(8.55)	-	(7.16)
2017	3,534	14.61	-	15.33	56,496	1.14	0.70	-	2.20	13.59	-	15.30
2016	4,168	12.86	-	13.30	57,488	—	0.70	-	2.20	3.29	-	4.84
2015	4,841	12.45	-	12.68	64,428	1.69	0.70	-	2.20	(8.43)	-	(7.05)
2014	5,574	13.64	-	14.87	79,713	0.84	0.70	-	2.20	(0.07)	-	1.44

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Growth
2018	842	29.48	-	32.95	24,576	—	0.70	-	2.69	4.65	-	6.79
2017	977	27.61	-	31.49	26,765	—	0.70	-	2.69	39.33	-	42.15
2016	1,124	19.42	-	22.60	22,120	—	0.70	-	2.69	(4.27)	-	(2.32)
2015	1,234	19.88	-	23.61	25,121	—	0.70	-	2.69	9.22	-	11.46
2014	1,367	17.84	-	21.61	25,271	—	0.70	-	2.69	3.50	-	5.62

Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Mid Cap Growth
2018	363	29.46	-	37.02	11,423	—	0.70	-	2.30	8.12	-	9.87
2017	383	27.25	-	33.69	11,077	—	0.70	-	2.30	35.62	-	37.80
2016	437	20.09	-	24.45	9,256	—	0.70	-	2.30	(10.85)	-	(9.42)
2015	482	22.54	-	26.99	11,382	—	0.70	-	2.30	(8.04)	-	(6.55)
2014	558	24.51	-	28.88	14,237	—	0.70	-	2.30	(0.35)	-	1.26

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF U.S. Real Estate
2018	290	$30.65	-	53.96	$11,245	2.72%	0.70	-	2.20%	(9.74)	-	(8.36)%
2017	332	30.28	-	58.88	14,210	1.43	0.70	-	2.30	0.77	-	2.39
2016	387	30.05	-	57.51	16,359	1.32	0.70	-	2.30	4.39	-	6.07
2015	431	28.79	-	54.22	17,384	1.31	0.70	-	2.30	(0.15)	-	1.46
2014	500	28.83	-	53.44	20,052	1.45	0.70	-	2.30	26.77	-	28.82

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Emerging Markets Debt (Class II)
2018	211	17.61	-	21.67	5,112	5.67	1.29	-	2.59	(9.45)	-	(8.25)
2017	245	19.45	-	29.13	6,487	5.41	1.29	-	2.59	6.77	-	8.18
2016	290	18.22	-	26.93	7,139	5.55	1.29	-	2.59	7.72	-	9.16
2015	351	16.91	-	24.67	7,918	5.34	1.29	-	2.59	(3.74)	-	(2.45)
2014	425	17.57	-	25.29	9,899	5.49	1.29	-	2.59	0.23	-	1.56

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Emerging Markets Equity (Class II)
2018	93	27.15	-	33.41	2,923	0.39	1.29	-	2.59	(19.65)	-	(18.58)
2017	116	33.79	-	41.03	4,521	0.72	1.29	-	2.59	31.60	-	33.33
2016	147	25.68	-	30.78	4,298	0.44	1.29	-	2.59	3.87	-	5.25
2015	169	24.72	-	29.24	4,715	0.78	1.29	-	2.59	(13.02)	-	(11.86)
2014	204	28.42	-	33.18	6,475	0.33	1.29	-	2.59	(7.03)	-	(5.79)

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Global Franchise (Class II)
2018	639	31.60	-	31.74	21,328	1.03	1.29	-	2.59	(4.31)	-	(3.04)
2017	754	32.73	-	33.02	26,130	1.32	1.29	-	2.59	22.52	-	24.14
2016	900	26.37	-	26.95	25,249	1.47	1.29	-	2.59	2.70	-	4.06
2015	1,157	25.34	-	26.24	31,143	2.06	1.29	-	2.59	3.45	-	4.83
2014	1,446	24.17	-	25.37	37,168	2.05	1.29	-	2.59	1.80	-	3.16

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Global Infrastructure (Class II) (sub-account launched on April 25, 2014)
2018	503	24.56	-	30.22	8,388	2.81	1.29	-	2.59	(10.27)	-	(9.08)
2017	579	27.38	-	33.24	10,728	2.20	1.29	-	2.59	9.65	-	11.10
2016	647	24.97	-	29.92	10,875	2.10	1.29	-	2.59	12.00	-	13.49
2015	711	22.29	-	26.37	10,619	1.59	1.29	-	2.59	(16.12)	-	(15.00)
2014	799	26.57	-	31.02	14,176	—	1.29	-	2.59	6.52	-	7.50

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Global Strategist (Class II)
2018	1,079	14.45	-	17.78	15,155	1.05	1.29	-	2.59	(9.06)	-	(7.86)
2017	1,254	15.89	-	19.30	19,175	1.03	1.29	-	2.59	12.99	-	14.48
2016	1,460	14.06	-	16.86	19,630	—	1.29	-	2.59	2.77	-	4.14
2015	1,711	13.68	-	16.19	22,224	1.55	1.29	-	2.59	(8.95)	-	(7.74)
2014	1,923	15.03	-	17.54	27,193	0.76	1.29	-	2.59	(0.65)	-	0.68

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Growth (Class II)
2018	126	36.73	-	39.14	5,197	—	1.29	-	2.59	4.52	-	5.91
2017	142	35.14	-	36.96	5,522	—	1.29	-	2.59	39.15	-	40.99
2016	167	25.25	-	26.21	4,617	—	1.29	-	2.59	(4.46)	-	(3.18)
2015	184	26.43	-	27.08	5,259	—	1.29	-	2.59	9.07	-	10.52
2014	223	24.23	-	24.50	5,760	—	1.29	-	2.59	3.34	-	4.72

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF Mid Cap Growth (Class II)
2018	354	$21.18	-	34.28	$10,159	—%	1.29	-	2.59%	7.67	-	9.10%
2017	461	19.42	-	31.84	11,938	—	1.29	-	2.59	35.04	-	36.82
2016	592	14.19	-	23.58	11,119	—	1.29	-	2.59	(11.20)	-	(10.02)
2015	627	15.77	-	26.55	13,443	—	1.29	-	2.59	(8.43)	-	(7.20)
2014	802	17.00	-	28.99	18,322	—	1.29	-	2.59	(0.80)	-	0.53

Morgan Stanley Variable Insurance Fund, Inc. (Class II) - Morgan Stanley VIF U.S. Real Estate (Class II)
2018	594	26.39	-	32.47	19,935	2.42	1.29	-	2.59	(10.35)	-	(9.16)
2017	675	29.43	-	40.82	25,034	1.24	1.29	-	2.59	0.23	-	1.55
2016	753	29.36	-	40.19	27,602	1.06	1.29	-	2.59	3.80	-	5.18
2015	848	28.29	-	38.22	29,652	1.17	1.29	-	2.59	(0.72)	-	0.61
2014	1,013	28.50	-	37.99	35,316	1.25	1.29	-	2.59	26.08	-	27.76

Morgan Stanley Variable Investment Series - European Equity (sub-account liquidated on October 19, 2018)
2018	—	11.07	-	13.45	—	2.38	0.70	-	2.05	(11.45)	-	(10.48)
2017	627	12.50	-	15.02	23,207	2.95	0.70	-	2.05	20.50	-	22.14
2016	699	10.37	-	12.30	21,603	2.87	0.70	-	2.05	(4.52)	-	(3.22)
2015	819	10.86	-	12.71	26,029	5.39	0.70	-	2.05	(7.10)	-	(5.83)
2014	913	11.69	-	13.49	31,020	2.50	0.70	-	2.05	(10.98)	-	(9.77)

Morgan Stanley Variable Investment Series - Income Plus
2018	1,007	18.06	-	25.44	34,949	3.44	0.70	-	2.05	(5.97)	-	(4.69)
2017	1,192	19.21	-	26.69	43,810	3.57	0.70	-	2.05	4.49	-	5.91
2016	1,398	18.39	-	25.20	48,941	3.95	0.70	-	2.05	4.92	-	6.34
2015	1,581	17.52	-	23.70	52,438	3.98	0.70	-	2.05	(4.08)	-	(2.78)
2014	1,802	18.27	-	24.38	62,077	4.24	0.70	-	2.05	5.60	-	7.03

Morgan Stanley Variable Investment Series - Limited Duration (sub-account liquidated on October 19, 2018)
2018	—	9.58	-	12.25	—	1.61	0.70	-	1.85	(2.07)	-	(1.15)
2017	440	9.78	-	12.40	4,768	2.32	0.70	-	1.85	(0.61)	-	0.54
2016	500	9.84	-	12.33	5,416	1.56	0.70	-	1.85	3.17	-	4.36
2015	590	9.54	-	11.81	6,174	1.34	0.70	-	1.85	(1.99)	-	(0.85)
2014	680	9.73	-	11.92	7,236	1.80	0.70	-	1.85	(0.72)	-	0.42

Morgan Stanley Variable Investment Series - Multi Cap Growth
2018	1,644	27.53	-	31.51	190,227	—	0.70	-	2.05	10.96	-	12.48
2017	1,841	24.82	-	28.01	194,168	—	0.70	-	2.05	46.38	-	48.36
2016	2,091	16.95	-	18.88	151,787	—	0.70	-	2.05	(5.36)	-	(4.08)
2015	2,349	17.91	-	19.68	178,349	—	0.70	-	2.05	6.40	-	7.84
2014	2,661	16.84	-	18.25	189,913	—	0.70	-	2.05	3.56	-	4.97

Morgan Stanley Variable Investment Series (Class Y Shares) - European Equity (Class Y Shares) (sub-account liquidated on October 19, 2018)
2018	—	15.47	-	18.54	—	2.08	1.29	-	2.44	(11.94)	-	(11.11)
2017	489	17.56	-	20.86	6,217	2.69	1.29	-	2.44	19.68	-	21.08
2016	534	14.68	-	17.22	5,644	2.50	1.29	-	2.44	(5.12)	-	(4.00)
2015	589	15.47	-	17.94	6,523	4.85	1.29	-	2.44	(7.70)	-	(6.61)
2014	690	16.76	-	19.21	8,227	2.19	1.29	-	2.44	(11.58)	-	(10.54)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Morgan Stanley Variable Investment Series (Class Y Shares) - Income Plus (Class Y Shares)
2018	2,190	$13.82	-	17.01	$37,937	3.18%	1.29	-	2.59%	(6.78)	-	(5.55)%
2017	2,568	14.83	-	18.01	47,317	3.25	1.29	-	2.59	3.72	-	5.09
2016	2,921	14.30	-	17.14	51,600	3.59	1.29	-	2.59	3.93	-	5.31
2015	3,326	13.76	-	16.27	55,839	3.72	1.29	-	2.59	(4.76)	-	(3.49)
2014	3,904	14.44	-	16.86	68,046	3.90	1.29	-	2.59	4.62	-	6.01

Morgan Stanley Variable Investment Series (Class Y Shares) - Limited Duration (Class Y Shares) (sub-account liquidated on October 19, 2018)
2018	—	7.55	-	9.26	—	1.31	1.29	-	2.59	(2.83)	-	(1.80)
2017	2,139	7.77	-	9.43	19,860	1.99	1.29	-	2.59	(1.63)	-	(0.33)
2016	2,316	7.90	-	9.46	21,692	1.23	1.29	-	2.59	2.09	-	3.45
2015	2,627	7.73	-	9.15	23,880	1.03	1.29	-	2.59	(2.90)	-	(1.60)
2014	2,974	7.97	-	9.30	27,560	1.50	1.29	-	2.59	(1.77)	-	(0.46)

Morgan Stanley Variable Investment Series (Class Y Shares) - Multi Cap Growth (Class Y Shares)
2018	1,571	42.56	-	52.37	48,920	—	1.29	-	2.59	10.07	-	11.53
2017	1,828	38.67	-	46.96	51,308	—	1.29	-	2.59	45.18	-	47.09
2016	2,151	26.64	-	31.92	41,402	—	1.29	-	2.59	(6.13)	-	(4.89)
2015	2,439	28.38	-	33.56	49,759	—	1.29	-	2.59	5.53	-	6.94
2014	2,784	26.89	-	31.39	53,613	—	1.29	-	2.59	2.71	-	4.08

Neuberger Berman Advisors Management Trust - AMT Large Cap Value
2018	1	22.43	-	22.43	24	1.20	1.59	-	1.59	(2.61)	-	(2.61)
2017	1	23.03	-	23.03	25	0.59	1.59	-	1.59	11.58	-	11.58
2016	1	20.64	-	20.64	22	0.78	1.59	-	1.59	25.36	-	25.36
2015	1	16.47	-	16.47	18	0.78	1.59	-	1.59	(13.20)	-	(13.20)
2014	1	18.97	-	18.97	21	0.68	1.59	-	1.59	8.12	-	8.12

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation
2018	141	14.74	-	19.85	2,589	0.32	1.15	-	1.85	(7.48)	-	(6.81)
2017	148	15.93	-	21.30	2,922	0.24	1.15	-	1.85	24.50	-	25.39
2016	159	12.80	-	16.99	2,503	0.40	1.15	-	1.85	(4.01)	-	(3.32)
2015	186	13.33	-	17.57	3,040	0.09	1.15	-	1.85	1.63	-	2.36
2014	207	13.12	-	17.17	3,322	0.43	1.15	-	1.85	13.27	-	14.09

Oppenheimer Variable Account Funds - Oppenheimer Conservative Balanced
2018	57	14.35	-	15.24	844	1.96	1.15	-	1.80	(7.03)	-	(6.41)
2017	62	15.43	-	16.29	983	1.95	1.15	-	1.80	7.30	-	8.01
2016	72	14.38	-	15.08	1,070	2.44	1.15	-	1.80	3.37	-	4.06
2015	93	13.92	-	14.49	1,321	2.27	1.15	-	1.80	(0.98)	-	(0.32)
2014	104	14.05	-	14.54	1,479	2.05	1.15	-	1.80	6.25	-	6.96

Oppenheimer Variable Account Funds - Oppenheimer Discovery Mid Cap Growth
2018	43	17.30	-	21.79	520	—	1.15	-	1.80	(7.78)	-	(7.16)
2017	48	18.64	-	23.63	647	0.03	1.15	-	1.80	26.49	-	27.32
2016	52	14.64	-	18.68	554	—	1.15	-	1.80	0.50	-	1.17
2015	58	14.07	-	14.47	617	—	1.15	-	1.85	4.63	-	5.39
2014	62	13.45	-	13.73	627	—	1.15	-	1.85	3.83	-	4.57

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Oppenheimer Variable Account Funds - Oppenheimer Global
2018	66	$22.23	-	32.05	$2,034	0.98%	1.15	-	1.85%	(14.79)	-	(14.18)%
2017	68	26.09	-	37.34	2,453	0.94	1.15	-	1.85	34.15	-	35.11
2016	73	19.45	-	27.64	1,951	1.04	1.15	-	1.85	(1.76)	-	(1.06)
2015	90	19.80	-	27.93	2,412	1.34	1.15	-	1.85	2.02	-	2.76
2014	97	19.41	-	27.19	2,528	1.15	1.15	-	1.85	0.40	-	1.12

Oppenheimer Variable Account Funds - Oppenheimer Global Strategic Income
2018	77	18.10	-	21.39	1,104	4.98	1.15	-	1.85	(6.17)	-	(5.50)
2017	98	19.29	-	22.64	1,388	2.31	1.15	-	1.85	4.32	-	5.06
2016	102	18.49	-	21.55	1,398	5.01	1.15	-	1.85	4.57	-	5.32
2015	111	17.68	-	20.46	1,462	5.47	1.15	-	1.85	(4.07)	-	(3.38)
2014	130	18.43	-	21.17	1,847	4.18	1.15	-	1.85	0.94	-	1.66

Oppenheimer Variable Account Funds - Oppenheimer Main Street
2018	56	18.51	-	19.76	1,045	1.15	1.15	-	1.85	(9.59)	-	(8.95)
2017	64	20.48	-	21.70	1,320	1.26	1.15	-	1.85	14.76	-	15.58
2016	74	17.84	-	18.77	1,315	1.14	1.15	-	1.85	9.56	-	10.34
2015	89	16.29	-	17.01	1,449	0.96	1.15	-	1.85	1.42	-	2.15
2014	102	16.06	-	16.66	1,625	0.82	1.15	-	1.85	8.66	-	9.44

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap
2018	28	37.13	-	40.13	1,091	0.30	1.25	-	1.65	(11.80)	-	(11.44)
2017	30	42.10	-	45.32	1,336	0.88	1.25	-	1.65	12.29	-	12.74
2016	30	37.49	-	40.19	1,183	0.46	1.25	-	1.65	16.13	-	16.59
2015	30	32.28	-	34.47	1,014	0.89	1.25	-	1.65	(7.44)	-	(7.07)
2014	35	34.88	-	37.10	1,284	0.91	1.25	-	1.65	10.10	-	10.54

Oppenheimer Variable Account Funds - Oppenheimer Total Return Bond
2018	35	12.38	-	12.87	440	3.43	1.25	-	1.45	(2.45)	-	(2.26)
2017	38	12.69	-	13.16	497	2.42	1.25	-	1.45	3.08	-	3.29
2016	38	12.31	-	12.74	484	3.63	1.25	-	1.45	1.79	-	1.99
2015	45	12.09	-	12.50	556	3.76	1.25	-	1.45	(0.49)	-	(0.29)
2014	55	12.15	-	12.53	688	5.75	1.25	-	1.45	5.72	-	5.93

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Capital Appreciation (SS)
2018	586	19.06	-	23.83	13,260	—	1.29	-	2.69	(8.48)	-	(7.17)
2017	673	20.82	-	25.67	16,465	0.01	1.29	-	2.69	23.13	-	24.88
2016	830	16.91	-	20.56	16,332	0.11	1.29	-	2.69	(5.05)	-	(3.68)
2015	956	17.81	-	21.34	19,608	—	1.29	-	2.69	0.49	-	1.94
2014	1,215	17.72	-	20.94	24,513	0.18	1.29	-	2.69	12.03	-	13.64

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Conservative Balanced (SS)
2018	329	13.28	-	16.30	5,061	1.73	1.29	-	2.54	(7.93)	-	(6.76)
2017	394	14.42	-	17.48	6,524	1.70	1.29	-	2.54	6.20	-	7.55
2016	443	13.58	-	16.26	6,846	2.19	1.29	-	2.54	2.30	-	3.61
2015	491	13.27	-	15.69	7,353	2.03	1.29	-	2.54	(1.99)	-	(0.73)
2014	610	13.54	-	15.80	9,239	1.89	1.29	-	2.54	5.27	-	6.62

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Discovery Mid Cap Growth (SS)
2018	171	$22.96	-	27.96	$4,497	—%	1.29	-	2.49%	(8.64)	-	(7.52)%
2017	210	25.14	-	30.24	5,985	—	1.29	-	2.49	25.28	-	26.80
2016	257	20.06	-	23.85	5,813	—	1.29	-	2.49	(0.46)	-	0.77
2015	291	20.15	-	23.66	6,562	—	1.29	-	2.49	3.70	-	4.98
2014	333	19.44	-	22.54	7,200	—	1.29	-	2.49	2.90	-	4.16

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Global (SS)
2018	186	27.33	-	33.55	5,933	0.75	1.29	-	2.54	(15.59)	-	(14.52)
2017	213	32.37	-	39.25	7,957	0.73	1.29	-	2.54	32.89	-	34.57
2016	268	24.36	-	29.17	7,471	0.72	1.29	-	2.54	(2.69)	-	(1.44)
2015	307	25.03	-	29.59	8,730	1.08	1.29	-	2.54	1.04	-	2.33
2014	391	24.78	-	28.92	10,928	0.91	1.29	-	2.54	(0.54)	-	0.74

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Global Strategic Income (SS)
2018	1,573	15.15	-	18.60	27,811	4.47	1.29	-	2.54	(6.96)	-	(5.78)
2017	1,806	16.28	-	19.74	33,978	1.98	1.29	-	2.54	3.36	-	4.67
2016	2,064	15.75	-	18.86	37,237	4.59	1.29	-	2.54	3.57	-	4.90
2015	2,413	15.21	-	17.98	41,666	5.56	1.29	-	2.54	(4.97)	-	(3.75)
2014	2,933	16.00	-	18.68	52,817	3.92	1.29	-	2.54	(0.11)	-	1.17

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street (SS)
2018	867	21.65	-	27.25	22,301	0.91	1.29	-	2.69	(10.57)	-	(9.29)
2017	1,040	24.20	-	30.04	29,569	1.05	1.29	-	2.69	13.52	-	15.14
2016	1,228	21.32	-	26.09	30,471	0.83	1.29	-	2.69	8.31	-	9.87
2015	1,461	19.68	-	23.75	33,157	0.66	1.29	-	2.69	0.33	-	1.78
2014	1,784	19.62	-	23.33	40,001	0.58	1.29	-	2.69	7.43	-	8.98

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Main Street Small Cap (SS)
2018	269	31.01	-	38.08	9,698	0.06	1.29	-	2.54	(12.81)	-	(11.70)
2017	328	35.57	-	43.12	13,446	0.66	1.29	-	2.54	11.04	-	12.45
2016	377	32.03	-	38.35	13,788	0.24	1.29	-	2.54	14.69	-	16.16
2015	450	27.93	-	33.01	14,217	0.64	1.29	-	2.54	(8.48)	-	(7.31)
2014	523	30.52	-	35.61	17,926	0.62	1.29	-	2.54	8.82	-	10.21

Oppenheimer Variable Account Funds (Service Shares ("SS")) - Oppenheimer Total Return Bond (SS)
2018	1,070	8.17	-	9.44	9,765	3.07	1.29	-	2.29	(3.57)	-	(2.59)
2017	1,311	8.30	-	9.69	12,291	2.19	1.29	-	2.44	1.85	-	3.04
2016	1,505	8.15	-	9.40	13,725	3.45	1.29	-	2.44	0.54	-	1.73
2015	1,805	8.06	-	9.25	16,235	4.02	1.29	-	2.49	(1.80)	-	(0.60)
2014	2,420	8.20	-	9.30	21,909	5.03	1.29	-	2.49	4.26	-	5.55

PIMCO Variable Insurance Trust - PIMCO VIT Commodity Real Return Strategy (Advisor Shares)
2018	91	4.31	-	5.00	434	1.98	1.29	-	2.44	(16.29)	-	(15.31)
2017	106	5.15	-	5.90	599	12.05	1.29	-	2.44	(0.42)	-	0.74
2016	168	5.17	-	5.86	944	0.97	1.29	-	2.44	12.08	-	13.39
2015	204	4.61	-	5.16	1,013	4.72	1.29	-	2.44	(27.48)	-	(26.62)
2014	236	6.36	-	7.04	1,606	0.26	1.29	-	2.44	(20.61)	-	(19.67)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
PIMCO Variable Insurance Trust - PIMCO VIT Emerging Markets Bond (Advisor Shares)
2018	31	$14.22	-	16.49	$487	4.02%	1.29	-	2.44%	(7.15)	-	(6.06)%
2017	32	15.31	-	17.56	541	4.86	1.29	-	2.44	7.11	-	8.35
2016	41	14.30	-	16.20	639	5.06	1.29	-	2.44	10.44	-	11.74
2015	52	12.95	-	14.50	725	5.52	1.29	-	2.44	(4.72)	-	(3.60)
2014	67	13.59	-	15.04	969	5.36	1.29	-	2.44	(1.07)	-	0.10

PIMCO Variable Insurance Trust - PIMCO VIT International Bond (US Dollar-Hedged)
2018	<1	18.38	-	18.38	<1	1.31	1.50	-	1.50	0.58	-	0.58
2017	< 1	18.27	-	18.27	1	4.84	1.50	-	1.50	1.23	-	1.23
2016	< 1	18.05	-	18.05	1	1.12	1.50	-	1.50	4.88	-	4.88
2015	< 1	17.21	-	17.21	1	2.75	1.50	-	1.50	(1.21)	-	(1.21)
2014	< 1	17.42	-	17.42	1	1.61	1.50	-	1.50	9.49	-	9.49

PIMCO Variable Insurance Trust - PIMCO VIT Real Return (Advisor Shares)
2018	246	11.49	-	13.32	3,123	2.37	1.29	-	2.44	(4.69)	-	(3.57)
2017	278	12.05	-	13.82	3,672	2.51	1.29	-	2.44	1.04	-	2.22
2016	138	12.19	-	13.52	1,796	2.17	1.29	-	2.24	2.74	-	3.74
2015	162	11.63	-	13.03	2,045	3.54	1.29	-	2.44	(5.17)	-	(4.06)
2014	215	12.27	-	13.58	2,818	1.32	1.29	-	2.44	0.48	-	1.66

PIMCO Variable Insurance Trust - PIMCO VIT Total Return
2018	<1	17.33	-	17.33	2	2.55	1.50	-	1.50	(2.03)	-	(2.03)
2017	< 1	17.69	-	17.69	2	1.99	1.50	-	1.50	3.35	-	3.35
2016	< 1	17.12	-	17.12	2	2.05	1.50	-	1.50	1.14	-	1.14
2015	< 1	16.92	-	16.92	2	5.15	1.50	-	1.50	(1.06)	-	(1.06)
2014	< 1	17.10	-	17.10	2	2.22	1.50	-	1.50	2.71	-	2.71

PIMCO Variable Insurance Trust - PIMCO VIT Total Return (Advisor Shares)
2018	488	12.97	-	15.34	7,147	2.43	1.29	-	2.59	(3.20)	-	(1.92)
2017	571	13.40	-	15.64	8,553	1.90	1.29	-	2.59	2.12	-	3.46
2016	689	13.13	-	15.12	10,037	2.02	1.29	-	2.59	(0.07)	-	1.26
2015	773	13.14	-	14.93	11,146	4.68	1.29	-	2.59	(2.25)	-	(0.95)
2014	907	13.44	-	15.08	13,235	2.00	1.29	-	2.59	1.48	-	2.83

Profunds VP - ProFund VP Large-Cap Value
2018	—	N/A	-	N/A	—	—	N/A	-	N/A	N/A	-	N/A
2017	—	14.27	-	14.27	—	—	2.10	-	2.10	11.10	-	11.10
2016	5	12.84	-	12.84	60	—	2.10	-	2.10	7.78	-	7.78
2015	—	11.91	-	11.91	—	—	2.10	-	2.10	(2.13)	-	(2.13)
2014	26	12.17	-	12.17	316	< 0.01	2.10	-	2.10	N/A	-	N/A

Putnam Variable Trust - VT Diversified Income
2018	757	17.00	-	22.12	14,509	4.23	0.80	-	2.15	(3.12)	-	(1.78)
2017	859	17.54	-	22.52	16,866	5.61	0.80	-	2.15	4.83	-	6.27
2016	944	16.74	-	21.19	17,555	7.14	0.80	-	2.15	3.16	-	4.58
2015	1,087	16.22	-	20.27	19,462	9.80	0.80	-	2.15	(4.44)	-	(3.12)
2014	1,300	16.98	-	20.92	24,138	8.22	0.80	-	2.15	(1.81)	-	(0.46)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam Variable Trust - VT Equity Income
2018	5,173	$10.22	-	22.59	$137,308	0.71%	0.70	-	2.69%	(10.95)	-	(9.13)%
2017	5,922	11.24	-	25.37	174,275	0.88	0.70	-	2.69	12.45	-	15.60
2016	2,238	14.42	-	31.11	59,352	1.85	0.80	-	2.59	10.71	-	12.74
2015	2,518	13.03	-	27.60	59,579	1.69	0.80	-	2.59	(5.55)	-	(3.82)
2014	2,931	13.79	-	28.69	72,658	1.80	0.80	-	2.59	9.74	-	11.76

Putnam Variable Trust - VT George Putnam Balanced
2018	2,248	15.01	-	18.64	37,341	0.71	0.80	-	2.69	(5.74)	-	(3.92)
2017	2,548	15.93	-	19.40	44,416	1.60	0.80	-	2.69	12.02	-	14.17
2016	2,836	14.22	-	16.99	43,742	1.73	0.80	-	2.69	5.11	-	7.15
2015	3,058	13.53	-	15.86	44,504	1.79	0.80	-	2.69	(3.79)	-	(1.92)
2014	3,564	14.06	-	16.17	53,213	1.58	0.80	-	2.69	7.70	-	9.79

Putnam Variable Trust - VT Global Asset Allocation
2018	755	20.23	-	20.32	14,792	1.92	0.80	-	2.44	(9.52)	-	(8.00)
2017	948	21.99	-	22.46	20,209	1.45	0.80	-	2.44	12.54	-	14.42
2016	1,033	19.22	-	19.96	19,441	1.91	0.80	-	2.44	4.12	-	5.86
2015	1,162	18.15	-	19.17	20,856	2.23	0.80	-	2.44	(2.27)	-	(0.63)
2014	1,274	18.27	-	19.62	23,323	2.39	0.80	-	2.44	6.75	-	8.55

Putnam Variable Trust - VT Global Equity
2018	907	7.88	-	12.76	10,890	0.32	0.80	-	2.15	(14.33)	-	(13.14)
2017	1,013	9.20	-	14.69	14,073	1.39	0.80	-	2.15	25.63	-	27.35
2016	1,126	7.32	-	11.53	12,373	1.05	0.80	-	2.15	(1.09)	-	0.27
2015	1,233	7.40	-	11.50	13,641	1.02	0.80	-	2.15	(3.82)	-	(2.49)
2014	1,408	7.69	-	11.80	16,093	0.39	0.80	-	2.15	(0.71)	-	0.66

Putnam Variable Trust - VT Global Health Care
2018	704	24.40	-	30.46	18,552	0.99	0.80	-	2.49	(3.07)	-	(1.39)
2017	795	25.17	-	30.89	21,379	0.57	0.80	-	2.49	12.45	-	14.38
2016	923	22.39	-	27.01	21,889	—	0.80	-	2.49	(13.55)	-	(12.06)
2015	1,085	25.90	-	30.71	29,429	—	0.80	-	2.49	5.10	-	6.92
2014	1,209	24.64	-	28.72	30,932	0.25	0.80	-	2.49	24.47	-	26.62

Putnam Variable Trust - VT Global Utilities
2018	436	15.78	-	21.87	6,660	2.49	0.80	-	2.29	(2.75)	-	(1.27)
2017	490	15.99	-	22.49	7,654	2.97	0.80	-	2.29	19.39	-	21.19
2016	570	13.19	-	18.83	7,446	1.49	0.80	-	2.29	(0.35)	-	1.16
2015	651	13.04	-	18.90	8,454	2.17	0.80	-	2.29	(11.98)	-	(10.64)
2014	733	14.59	-	21.47	10,759	2.95	0.80	-	2.29	11.96	-	13.66

Putnam Variable Trust - VT Government Money Market
2018	3,490	7.83	-	11.38	32,508	1.17	0.80	-	2.54	(1.39)	-	0.37
2017	3,714	7.94	-	11.34	34,746	0.24	0.80	-	2.54	(2.28)	-	(0.56)
2016	4,095	8.13	-	11.40	38,866	0.01	0.80	-	2.54	(2.52)	-	(0.79)
2015	4,647	8.34	-	11.49	44,960	0.01	0.80	-	2.54	(2.53)	-	(0.79)
2014	5,642	8.55	-	11.58	55,405	0.01	0.80	-	2.54	(2.53)	-	(0.79)

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam Variable Trust - VT Growth Opportunities
2018	7,652	$11.97	-	12.75	$86,741	—%	0.80	-	2.69%	(0.37)	-	1.56%
2017	8,722	11.79	-	12.79	98,132	0.11	0.80	-	2.69	27.41	-	29.86
2016	10,017	9.08	-	10.04	87,441	0.09	0.80	-	2.69	0.42	-	0.64
2015	1,179	6.90	-	8.59	9,212	0.34	0.80	-	2.15	(1.15)	-	0.22
2014	1,306	6.98	-	8.57	10,237	0.22	0.80	-	2.15	11.47	-	13.00

Putnam Variable Trust - VT High Yield
2018	813	21.42	-	25.26	18,794	5.90	0.80	-	2.54	(6.50)	-	(4.84)
2017	936	22.91	-	26.54	22,872	5.96	0.80	-	2.54	4.28	-	6.13
2016	1,074	21.97	-	25.01	24,946	6.59	0.80	-	2.54	12.62	-	14.63
2015	1,269	19.50	-	21.82	26,052	7.41	0.80	-	2.54	(7.76)	-	(6.11)
2014	1,512	21.14	-	23.24	33,289	6.36	0.80	-	2.54	(1.02)	-	0.75

Putnam Variable Trust - VT Income
2018	2,450	13.61	-	21.50	42,592	3.10	0.80	-	2.54	(2.34)	-	(0.61)
2017	2,820	13.94	-	21.63	49,556	4.41	0.80	-	2.54	2.93	-	4.75
2016	3,102	13.54	-	20.65	52,371	4.51	0.80	-	2.54	(0.58)	-	1.19
2015	3,573	13.62	-	20.41	60,044	4.98	0.80	-	2.54	(3.96)	-	(2.25)
2014	4,214	14.18	-	20.88	72,738	6.30	0.80	-	2.54	3.75	-	5.60

Putnam Variable Trust - VT International Equity
2018	3,400	11.72	-	14.23	43,311	1.41	0.70	-	2.59	(21.21)	-	(19.68)
2017	3,712	14.59	-	18.06	59,362	2.29	0.70	-	2.59	23.33	-	25.70
2016	4,241	11.61	-	14.65	54,621	3.33	0.70	-	2.59	(4.97)	-	(3.13)
2015	4,743	11.98	-	15.41	63,686	1.25	0.70	-	2.59	(2.45)	-	(0.56)
2014	5,419	12.05	-	15.80	74,215	0.98	0.70	-	2.59	(9.19)	-	(7.43)

Putnam Variable Trust - VT International Growth
2018	603	7.44	-	12.70	7,361	—	0.80	-	2.15	(20.40)	-	(19.29)
2017	696	9.35	-	15.74	10,443	1.06	0.80	-	2.15	32.15	-	33.96
2016	784	7.08	-	11.75	8,837	0.93	0.80	-	2.15	(8.72)	-	(7.46)
2015	874	7.75	-	12.69	10,672	—	0.80	-	2.15	(1.06)	-	(0.31)
2014	968	7.83	-	12.65	11,716	0.06	0.80	-	2.15	(8.16)	-	(6.90)

Putnam Variable Trust - VT International Value
2018	608	10.30	-	14.03	7,775	2.08	0.80	-	2.15	(19.39)	-	(18.28)
2017	687	12.78	-	17.17	10,813	1.54	0.80	-	2.15	22.03	-	23.70
2016	781	10.47	-	13.88	10,002	2.33	0.80	-	2.15	(1.06)	-	0.30
2015	850	10.58	-	13.84	10,932	1.40	0.80	-	2.15	(4.11)	-	(2.78)
2014	968	11.04	-	14.23	12,894	1.41	0.80	-	2.15	(11.43)	-	(10.21)

Putnam Variable Trust - VT Mortgage Securities
2018	616	14.77	-	19.19	9,647	2.86	0.80	-	2.10	(2.99)	-	(1.70)
2017	712	14.90	-	19.53	11,499	2.39	0.80	-	2.15	(0.22)	-	1.15
2016	819	14.94	-	19.31	13,240	1.92	0.80	-	2.15	(1.94)	-	(0.60)
2015	925	15.23	-	19.42	15,280	2.16	0.80	-	2.15	(2.79)	-	(1.45)
2014	1,068	15.67	-	19.71	18,157	4.06	0.80	-	2.15	2.07	-	3.48

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights (continued)

	At December 31,					For the year ended December 31,

	Units	Unit Value			Net Assets	Investment	Expense Ratio**			Total Return***
	(000s)	Lowest to Highest			(000s)	Income Ratio*	Lowest to Highest			Lowest to Highest
Putnam Variable Trust - VT Multi-Cap Core
2018	2,485	$15.77	-	22.29	$38,964	1.12%	0.80	-	2.44%	(9.89)	-	(8.38)%
2017	2,805	17.21	-	24.73	48,313	1.09	0.80	-	2.44	19.88	-	21.88
2016	3,121	14.12	-	20.63	44,326	1.29	0.80	-	2.44	9.33	-	11.16
2015	3,593	12.70	-	18.87	46,073	1.21	0.80	-	2.44	(4.56)	-	(2.96)
2014	4,135	13.09	-	19.77	55,192	1.19	0.80	-	2.44	11.13	-	13.00

Putnam Variable Trust - VT Research
2018	947	20.05	-	25.07	17,871	—	0.80	-	2.29	(6.89)	-	(5.48)
2017	1,106	21.21	-	26.92	22,203	0.65	0.80	-	2.29	20.54	-	22.36
2016	1,267	17.34	-	22.33	21,006	1.52	0.80	-	2.29	7.57	-	9.20
2015	1,435	15.88	-	20.76	21,898	1.31	0.80	-	2.29	(3.80)	-	(2.33)
2014	1,619	16.26	-	21.45	25,532	0.81	0.80	-	2.34	12.17	-	13.94

Putnam Variable Trust - VT Small Cap Growth
2018	103	24.30	-	29.17	2,727	—	0.80	-	1.95	(15.53)	-	(14.53)
2017	112	28.77	-	34.13	3,480	0.50	0.80	-	1.95	5.84	-	7.07
2016	117	27.18	-	31.87	3,434	0.71	0.80	-	1.95	13.27	-	14.60
2015	129	23.99	-	27.81	3,317	0.33	0.80	-	1.95	(9.41)	-	(8.35)
2014	147	26.33	-	30.35	4,142	0.20	0.80	-	2.00	4.91	-	6.19

Putnam Variable Trust - VT Small Cap Value
2018	903	18.37	-	23.26	24,086	0.41	0.70	-	2.30	(21.76)	-	(20.49)
2017	995	23.47	-	29.25	33,692	0.70	0.70	-	2.30	5.43	-	7.12
2016	1,109	22.27	-	27.31	35,692	1.10	0.70	-	2.30	24.60	-	26.61
2015	1,229	17.87	-	21.57	31,397	0.88	0.70	-	2.30	(6.42)	-	(4.91)
2014	1,442	19.10	-	22.68	39,246	0.49	0.70	-	2.30	1.08	-	2.71

Putnam Variable Trust - VT Sustainable Future
2018	164	27.82	-	33.66	5,023	0.57	0.80	-	2.00	(6.85)	-	(5.71)
2017	184	29.86	-	35.69	6,028	0.82	0.80	-	2.00	8.51	-	9.83
2016	209	27.52	-	32.50	6,248	0.67	0.80	-	2.00	10.74	-	12.09
2015	211	24.85	-	28.99	5,668	0.92	0.80	-	2.00	(6.24)	-	(5.09)
2014	257	26.51	-	30.55	7,328	0.72	0.80	-	2.00	8.54	-	9.87

Putnam Variable Trust - VT Sustainable Leaders
2018	3,769	17.35	-	28.09	63,087	—	0.80	-	2.69	(4.17)	-	(2.32)
2017	4,265	17.76	-	29.31	73,615	0.64	0.80	-	2.69	25.78	-	28.19
2016	4,863	13.86	-	23.30	65,714	0.68	0.80	-	2.69	4.90	-	6.93
2015	5,488	12.96	-	22.22	69,882	0.51	0.80	-	2.69	(2.97)	-	(1.09)
2014	6,238	13.10	-	22.90	80,850	0.32	0.80	-	2.69	10.44	-	12.58

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Shares)
2018	<1	18.07	-	18.89	10	2.04	1.15	-	1.37	(5.71)	-	(5.50)
2017	1	19.16	-	19.98	26	1.14	1.15	-	1.37	13.77	-	14.02
2016	1	16.84	-	17.53	23	1.23	1.15	-	1.37	8.88	-	9.11
2015	1	15.47	-	16.06	21	1.04	1.15	-	1.37	(4.51)	-	(4.30)
2014	1	16.20	-	16.79	22	1.03	1.15	-	1.37	11.91	-	12.16

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholder of
Allstate Life Insurance Company
Northbrook, Illinois 60062
Opinion on the Financial Statements
We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the “Company”), an affiliate of The Allstate Corporation, as of December 31, 2018 and 2017, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder’s Equity, and Cash Flows for each of the three years in the period ended December 31, 2018, and the related notes and the schedules listed in the Index at Item 15 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Change in Adopted Accounting Principle
As discussed in Note 2 to the financial statements, the Company changed its presentation and method of accounting for the recognition and measurement of financial assets and financial liabilities on January 1, 2018, due to the adoption of FASB Accounting Standards Update No. 2016-01, Financial Instruments - Overall (Subtopic 825-10).
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
February 22, 2019

We have served as the Company's auditor since 2001.

1

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ in millions)	Year Ended December 31,
	2018	2017	2016
Revenues
Premiums (net of reinsurance ceded of $138, $149 and $158)	$704	$690	$592
Contract charges (net of reinsurance ceded of $188, $191 and $189)	695	703	717
Other revenue	38	40	45
Net investment income	1,585	1,777	1,659
Realized capital gains and losses:
Total other-than-temporary impairment (“OTTI”) losses	(7)	(46)	(120)
OTTI losses reclassified (from) to other comprehensive income	(2)	1	7
Net OTTI losses recognized in earnings	(9)	(45)	(113)
Sales and valuation changes on equity investments and derivatives	(166)	94	36
Total realized capital gains and losses	(175)	49	(77)
Total revenues	2,847	3,259	2,936

Costs and expenses
Contract benefits (net of reinsurance ceded of $249, $208 and $224)	1,446	1,430	1,387
Interest credited to contractholder funds (net of reinsurance ceded of $44, $46 and $46)	601	639	677
Amortization of deferred policy acquisition costs	146	152	134
Operating costs and expenses	271	321	264
Restructuring and related charges	2	2	1
Interest expense	5	4	15
Total costs and expenses	2,471	2,548	2,478

Gain on disposition of operations	6	7	5

Income from operations before income tax expense	382	718	463

Income tax expense (benefit)	17	(278)	144

Net income	365	996	319

Other comprehensive (loss) income, after-tax
Change in unrealized net capital gains and losses	(354)	5	153
Change in unrealized foreign currency translation adjustments	—	11	4
Other comprehensive (loss) income, after-tax	(354)	16	157

Comprehensive income	$11	$1,012	$476

See notes to consolidated financial statements.

2

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions, except par value data)	December 31,
	2018	2017
Assets
Investments
Fixed income securities, at fair value (amortized cost $21,057 and $22,004)	$21,400	$23,261
Mortgage loans	3,995	3,876
Equity securities, at fair value (cost $1,197 and $1,306)	1,325	1,614
Limited partnership interests	3,292	3,147
Short-term, at fair value (amortized cost $810 and $725)	810	725
Policy loans	561	561
Other	1,300	1,254
Total investments	32,683	34,438
Cash	52	145
Deferred policy acquisition costs	1,232	1,156
Reinsurance recoverable from non-affiliates	2,185	2,243
Reinsurance recoverable from affiliates	420	437
Accrued investment income	253	263
Other assets	534	501
Separate Accounts	2,783	3,422
Total assets	$40,142	$42,605
Liabilities
Contractholder funds	$17,470	$18,592
Reserve for life-contingent contract benefits	11,239	11,625
Unearned premiums	4	4
Payable to affiliates, net	50	55
Other liabilities and accrued expenses	1,101	1,076
Deferred income taxes	663	836
Notes due to related parties	140	140
Separate Accounts	2,783	3,422
Total liabilities	33,450	35,750
Commitments and Contingent Liabilities (Notes 7 and 11)
Shareholder’s Equity
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares authorized, none issued	—	—
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares authorized, none issued	—	—
Common stock, $227 par value, 23,800 shares authorized and outstanding	5	5
Additional capital paid-in	2,024	2,024
Retained income	4,410	3,981
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital gains and losses on fixed income securities with OTTI	45	47
Other unrealized net capital gains and losses	225	1,186
Unrealized adjustment to DAC, DSI and insurance reserves	(27)	(398)
Total unrealized net capital gains and losses	243	835
Unrealized foreign currency translation adjustments	10	10
Total accumulated other comprehensive income (“AOCI”)	253	845
Total shareholder’s equity	6,692	6,855
Total liabilities and shareholder’s equity	$40,142	$42,605

See notes to consolidated financial statements.

3

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

($ in millions)	Year Ended December 31,
	2018	2017	2016

Common stock	$5	$5	$5

Additional capital paid-in
Balance, beginning of year	2,024	1,990	1,990
Gain on reinsurance with an affiliate	—	34	—
Balance, end of year	2,024	2,024	1,990

Retained income
Balance, beginning of year	3,981	3,736	3,417
Cumulative effect of change in accounting principle	314	—	—
Net income	365	996	319
Dividends	(250)	(600)	—
Reclassification of tax effects due to change in accounting principle	—	(151)	—
Balance, end of year	4,410	3,981	3,736

Accumulated other comprehensive income
Balance, beginning of year	845	678	521
Cumulative effect of change in accounting principle	(238)	—	—
Change in unrealized net capital gains and losses	(354)	5	153
Change in unrealized foreign currency translation adjustments	—	11	4
Reclassification of tax effects due to change in accounting principle	—	151	—
Balance, end of year	253	845	678

Total shareholder’s equity	$6,692	$6,855	$6,409

See notes to consolidated financial statements.

4

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARES
CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)	Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net income	$365	$996	$319
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and other non-cash items	(58)	(64)	(64)
Realized capital gains and losses	175	(49)	77
Gain on disposition of operations	(6)	(7)	(5)
Interest credited to contractholder funds	601	639	677
Changes in:
Policy benefits and other insurance reserves	(612)	(529)	(611)
Deferred policy acquisition costs	67	31	54
Reinsurance recoverables, net	51	56	30
Income taxes	(64)	(308)	135
Other operating assets and liabilities	136	(159)	(117)
Net cash provided by operating activities	655	606	495
Cash flows from investing activities
Proceeds from sales
Fixed income securities	4,858	3,916	5,999
Equity securities	1,257	1,536	1,298
Limited partnership interests	367	539	371
Other investments	39	45	44
Investment collections
Fixed income securities	1,448	1,733	2,085
Mortgage loans	434	566	363
Other investments	168	208	169
Investment purchases
Fixed income securities	(5,444)	(4,698)	(7,072)
Equity securities	(1,086)	(1,385)	(1,234)
Limited partnership interests	(551)	(631)	(677)
Mortgage loans	(552)	(503)	(517)
Other investments	(270)	(238)	(211)
Change in short-term investments, net	(3)	(12)	(19)
Change in policy loans and other investments, net	(69)	(37)	(26)
Net cash provided by investing activities	596	1,039	573
Cash flows from financing activities
Contractholder fund deposits	771	808	854
Contractholder fund withdrawals	(1,893)	(1,823)	(2,028)
Proceeds from issuance of notes to related parties	—	—	140
Dividends paid	(250)	(600)	—
Other	28	(23)	—
Net cash used in financing activities	(1,344)	(1,638)	(1,034)
Net (decrease) increase in cash	(93)	7	34
Cash at beginning of year	145	138	104
Cash at end of year	$52	$145	$138

See notes to consolidated financial statements.

5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. General
Basis of presentation
The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company (“ALIC”) and its wholly owned subsidiaries (collectively referred to as the “Company”). ALIC is wholly owned by Allstate Insurance Company (“AIC”), which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the “Corporation”). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany accounts and transactions have been eliminated.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.
Nature of operations
The Company offers traditional and interest-sensitive life insurance products. The Company also offers variable life insurance in New York, while previously selling variable life insurance nationwide through September 2017. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists. The Company also offers voluntary accident and health insurance through workplace enrolling independent agents in New York. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities. The Company also previously offered variable annuities and substantially all of this business is reinsured.
The following table summarizes premiums and contract charges by product.

($ in millions)	2018	2017	2016
Premiums
Traditional life insurance	$582	$579	$502
Accident and health insurance	122	111	90
Total premiums	704	690	592

Contract charges
Interest-sensitive life insurance	680	689	703
Fixed annuities	15	14	14
Total contract charges	695	703	717
Total premiums and contract charges	$1,399	$1,393	$1,309
The Company, through several subsidiaries, is authorized to sell life insurance and retirement products in all 50 states, the District of Columbia and Puerto Rico. For 2018, the top geographic locations for direct statutory premiums and annuity considerations were New York, California, Texas, Florida and Illinois. No other jurisdiction accounted for more than 5% of direct statutory premiums and annuity considerations.
2. Summary of Significant Accounting Policies
Investments
Fixed income securities include bonds, asset-backed securities (“ABS”), residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available-for-sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs (“DAC”), deferred sales inducement costs (“DSI”) and reserves for life-contingent contract benefits, is reflected as a component of AOCI. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows.
Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

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Equity securities primarily include common stocks, exchange traded and mutual funds, non-redeemable preferred stocks and real estate investment trust equity investments. Certain exchange traded and mutual funds have fixed income securities as their underlying investments. Equity securities are carried at fair value. Equity securities without readily determinable or estimable fair values are measured using the measurement alternative, which is cost less impairment, if any, and adjustments resulting from observable price changes in orderly transactions for the identical or similar investment of the same issuer. The periodic change in fair value of equity securities is recognized within realized capital gains and losses on the Consolidated Statements of Operations and Comprehensive Income effective January 1, 2018.
Investments in limited partnership interests are primarily accounted for in accordance with the equity method of accounting (“EMA”) and include interests in private equity funds, real estate funds and other funds. Investments in limited partnership interests purchased prior to January 1, 2018 where the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for at fair value primarily utilizing the net asset value (“NAV”) as a practical expedient to determine fair value.
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments primarily consist of bank loans, agent loans, real estate and derivatives. Bank loans are primarily senior secured corporate loans and are carried at amortized cost. Real estate is carried at cost less accumulated depreciation. Agent loans are loans issued to exclusive Allstate agents and are carried at unpaid principal balances, net of valuation allowances and unamortized deferred fees or costs. Derivatives are carried at fair value.
Investment income primarily consists of interest, dividends, income from limited partnership interests, rental income from real estate, and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for ABS, RMBS and CMBS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For ABS, RMBS and CMBS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans, bank loans and agent loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from limited partnership interests carried at fair value is recognized based upon the changes in fair value of the investee’s equity primarily determined using NAV. Income from EMA limited partnership interests is recognized based on the Company’s share of the partnerships’ earnings. Income from EMA limited partnership interests is generally recognized on a three month delay due to the availability of the related financial statements from investees.
Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans and agent loans, valuation changes of equity investments, including equity securities and certain limited partnerships where the underlying assets are predominately public equity securities, and periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis.
Derivative and embedded derivative financial instruments
Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps, warrants, foreign currency swaps, foreign currency forwards, total return swaps and certain investment risk transfer reinsurance agreements. Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments (“subject to bifurcation”) are embedded in equity-indexed life and annuity contracts and reinsured variable annuity contracts.
All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy.

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The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item’s fair value attributable to the hedged risk. For a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges, if any, is reported in realized capital gains and losses.
Fair value hedges The change in fair value of hedging instruments used in fair value hedges of investment assets or a portion thereof is reported in net investment income, together with the change in fair value of the hedged items. The change in fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the related swaps in net investment income or interest credited to contractholder funds. The amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of a designated hedged liability is adjusted for the change in fair value of the hedged risk.
Cash flow hedges For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in AOCI. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in AOCI for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to income, or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from AOCI to income. If the Company expects at any time that the loss reported in AOCI would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in AOCI is reclassified and reported together with the impairment loss or recognition of the obligation.
Termination of hedge accounting If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof previously recognized in income while the hedge was in place and used to adjust the amortized cost of hedged fixed income securities, carrying value of hedged mortgage loans or carrying value of a hedged liability, is amortized over the remaining life of the hedged asset, liability or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item in a fair value hedge is an asset that has become other-than-temporarily impaired, the adjustment made to the amortized cost for fixed income securities or the carrying value for mortgage loans is subject to the accounting policies applied to other-than-temporarily impaired assets.
When a derivative instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from AOCI to income as the hedged risk impacts income. If the derivative instrument is not terminated when a cash flow hedge is no longer effective, future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative instrument used in a cash flow hedge of a forecasted transaction is terminated because it is probable the forecasted transaction will not occur, the gain or loss recognized on the derivative is immediately reclassified from AOCI to realized capital gains and losses in the period that hedge accounting is no longer applied.
Non-hedge derivative financial instruments For derivatives for which hedge accounting is not applied, the income statement effects, including fair value gains and losses and accrued periodic settlements, are reported either in realized capital gains and losses or in a single line item together with the results of the associated asset or liability for which risks are being managed.
Securities loaned
The Company’s business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.
The Company receives cash collateral for securities loaned in an amount generally equal to 102% and 105% of the fair value of domestic and foreign securities, respectively, and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under

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the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.
Recognition of premium revenues and contract charges, and related benefits and interest credited
Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period and therefore are primarily classified as long-duration contracts. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized over the life of the policy in relation to premiums.
Immediate annuities with life contingencies, including certain structured settlement annuities, provide benefits over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come primarily from investment income, which is recognized over the life of the contract.
Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.
Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.
Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life and annuities and indexed funding agreements are generally based on a specified interest rate index or an equity index, such as the Standard & Poor’s 500 Index (“S&P 500”). Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.
Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. Substantially all of the Company’s variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.
Other revenue presentation
The Company revised the presentation of total revenue to include other revenue. Previously, components of other revenue were presented within operating costs and expenses and primarily represent gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialists sales of non-proprietary products. Other revenue is recognized when performance obligations are fulfilled. Prior periods have been reclassified to conform to current separate presentation of other revenue.
Deferred policy acquisition and sales inducement costs
Costs that are related directly to the successful acquisition of new or renewal life insurance policies and investment contracts are deferred and recorded as DAC. These costs are principally agency’s and brokers’ remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer’s account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.

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For traditional life and voluntary accident and health insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies using actual experience and current assumptions. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance products are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.
For interest-sensitive life insurance and fixed annuities, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits (“AGP”) and estimated future gross profits (“EGP”) expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The rate of DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the consolidated financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.
AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are mortality, persistency, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company’s expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.
The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life and fixed annuity contracts using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.
The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in AOCI. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in AOCI recognize the impact on shareholder’s equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.
Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

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The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $3 million as of both December 31, 2018 and 2017. Amortization expense of the present value of future profits was $249 thousand, $232 thousand and $276 thousand in 2018, 2017 and 2016, respectively.
Reinsurance
In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company’s primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.
Income taxes
Income taxes are accounted for using the asset and liability method under which deferred tax assets and liabilities are recognized for temporary differences between the financial reporting and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are insurance reserves, investments (including unrealized capital gains and losses) and DAC. A deferred tax asset valuation allowance is established when it is more likely than not such assets will not be realized. The Company recognizes interest expense related to income tax matters in income tax expense and penalties in operating costs and expenses.
Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies using actual experience and current assumptions. If actual experience and current assumptions are adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. Prior to fourth quarter 2017, the Company evaluated traditional life insurance products and immediate annuities with life contingencies on an aggregate basis. Beginning in fourth quarter 2017, traditional life insurance products, immediate annuities with life contingencies, and voluntary accident and health insurance are reviewed individually, consistent with the review of these products performed by The Allstate Corporation. The Company also reviews these policies for circumstances where projected profits would be recognized in early years followed by projected losses in later years. If this circumstance exists, the Company will accrue a liability, during the period of profits, to offset the losses at such time as the future losses are expected to commence using a method updated prospectively over time. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in AOCI.
Contractholder funds
Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance, fixed annuities and funding agreements. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals, maturities and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.
Separate accounts
Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate accounts contract obligations. Separate accounts liabilities represent the contractholders’ claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company’s

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Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.
Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Substantially all of the Company’s variable annuity business was reinsured beginning in 2006.
Off-balance sheet financial instruments
Commitments to invest, commitments to purchase private placement securities, commitments to extend loans, financial guarantees and credit guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company’s Consolidated Statements of Financial Position (see Note 7 and Note 11).
Consolidation of variable interest entities (“VIEs”)
The Company consolidates VIEs when it is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.
Adopted accounting standard
Recognition and Measurement of Financial Assets and Financial Liabilities
Effective January 1, 2018, the Company adopted new FASB guidance requiring equity investments, including equity securities and limited partnership interests not accounted for under the equity method of accounting or that do not result in consolidation to be measured at fair value with changes in fair value recognized in net income. The guidance clarifies that an entity should evaluate the realizability of deferred tax assets related to available-for-sale fixed income securities in combination with the entity’s other deferred tax assets. The Company’s adoption of the new FASB guidance included adoption of the relevant elements of Technical Corrections and Improvements to Financial Instruments, issued in February 2018.
Upon adoption of the new guidance on January 1, 2018, $308 million of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income. The after-tax change in accounting for equity securities did not affect the Company’s total shareholder’s equity and the unrealized net capital gains of $238 million reclassified to retained income will never be recognized in net income.
Upon adoption of the new guidance on January 1, 2018, the carrying value of cost method limited partnership interests increased $95 million, pre-tax, to fair value. The after-tax cumulative-effect increase in retained income of $76 million increased the Company’s shareholder’s equity but will never be recognized in net income.
Pending accounting standards
Measurement of Credit Losses on Financial Instruments
In June 2016, the FASB issued guidance which revises the credit loss recognition criteria for certain financial assets measured at amortized cost, including reinsurance recoverables. The new guidance replaces the existing incurred loss recognition model with an expected loss recognition model. The objective of the expected credit loss model is for the reporting entity to recognize its estimate of expected credit losses for affected financial assets in a valuation allowance deducted from the amortized cost basis of the related financial assets that results in presenting the net carrying value of the financial assets at the amount expected to be collected. The reporting entity must consider all relevant information available when estimating expected credit losses, including details about past events, current conditions, and reasonable and supportable forecasts over the life of an asset. Financial assets may be evaluated individually or on a pooled basis when they share similar risk characteristics. The measurement of credit losses for available-for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which fair value is below amortized cost and the carrying value adjustment is recognized through a valuation allowance and not as a direct write-down. The guidance is effective for reporting periods beginning after December 15, 2019, and for most affected instruments must be adopted using a modified retrospective approach, with a cumulative effect adjustment recorded to beginning retained income. The Company is in the process of evaluating the impact of adoption.
Accounting for Hedging Activities
In August 2017, the FASB issued amendments intended to better align hedge accounting with an organization’s risk management activities. The amendments expand hedge accounting for nonfinancial and financial risk components and revise the measurement methodologies to better align with an organization’s risk management activities. Separate presentation of hedge ineffectiveness is eliminated to provide greater transparency of the full impact of hedging by requiring presentation of the results of the hedged item and hedging instrument in a single financial statement line item. In addition, the amendments are designed to reduce complexity by simplifying the manner in which assessments of hedge effectiveness may be performed. The guidance is effective for reporting periods beginning after December 15, 2018. The presentation and disclosure guidance is effective on a

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prospective basis. The impact of adoption is not expected to be material to the Company’s results of operations or financial position.
Accounting for Long-Duration Insurance Contracts
In August 2018, the FASB issued guidance revising the accounting for certain long-duration insurance contracts. The new guidance changes the measurement of the Company’s reserves for traditional life, life-contingent immediate annuities and certain voluntary accident and health insurance products. Under the new guidance, measurement assumptions, including those for mortality, morbidity and policy terminations, will be required to be reviewed and updated at least annually. The effect of updating measurement assumptions other than the discount rate are required to be determined on a retrospective basis and reported in net income. In addition, cash flows under the new guidance are required to be discounted using an upper medium grade fixed income instrument yield that is updated through OCI at each reporting date. These changes will replace current GAAP, which utilizes assumptions set at policy issuance until such time as the assumptions result in reserves that are deficient when compared to reserves computed using current assumptions. Under current GAAP, premium deficiency reserves are recognized in the amount of the deficiency, if any, computed using current assumptions.
The new guidance requires DAC and other capitalized balances currently amortized in proportion to premiums or gross profits to be amortized on a constant level basis over the expected term for all long-duration insurance contracts. DAC will not be subject to loss recognition testing but will be reduced when actual experience exceeds expected experience (i.e. as a result of unexpected contract terminations). The new guidance will no longer require adjustments to DAC and DSI related to unrealized gains and losses on investment securities supporting the related business.
Market risk benefit product features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to changes in the Company’s own credit risk, which are required to be recognized in OCI. Substantially all of the Company’s market risk benefits are reinsured and therefore these impacts are not expected to be material to the Company.
The new guidance is to be included in the comparable financial statements issued in reporting periods beginning after December 15, 2020, thereby requiring restatement of prior periods presented. Early adoption is permitted. The new guidance will be applied to affected contracts and DAC on the basis of existing carrying amounts at the earliest period presented or it may be applied retrospectively using actual historical experience as of contract inception. The new guidance for market risk benefits is required to be adopted retrospectively.
The Company is evaluating the anticipated impacts of applying the new guidance to both retained income and AOCI. While the requirements of the new guidance represent a material change from existing GAAP, the underlying economics of the business and related cash flows are unchanged. The Company has not completed its evaluation of the specific impacts of adopting the new guidance, but anticipates the financial statement impact of migrating from existing GAAP to that required by the new guidance to be material, largely attributed to the impact of transitioning from an original investment-based discount rate to one based on an upper-medium grade fixed income investment yield and updates to mortality assumptions that had previously been locked in at issuance. The Company expects the most significant impacts will occur within the life-contingent immediate annuity products. The revised accounting for DAC will be applied prospectively using the new model and any DAC effects existing in AOCI as a result of applying existing GAAP at the date of adoption will be reversed.
3. Supplemental Cash Flow Information
Non-cash investing activities include $43 million, $51 million and $117 million related to mergers and exchanges completed with equity securities, fixed income securities and limited partnerships, and modifications of certain mortgage loans and other investments in 2018, 2017 and 2016, respectively. Non-cash financing activities also included $34 million related to debt acquired in conjunction with the purchase of an investment in 2016.
The Company had two non-cash financing activities related to surplus note transactions. In 2017, the Company redeemed $325 million of surplus notes due to Kennett Capital, Inc. (“Kennett”), an unconsolidated affiliate of ALIC. In connection with the redemption, the related $325 million of notes due from Kennett (recorded as other investments) were extinguished. In 2016, the Company transferred to Kennett a $50 million surplus note issued by a consolidated subsidiary in exchange for a note receivable with a principal sum equal to that of the surplus note.
Liabilities for collateral received in conjunction with the Company’s securities lending program were $517 million, $539 million and $545 million as of December 31, 2018, 2017 and 2016, respectively, and are reported in other liabilities and accrued expenses. Obligations to return cash collateral for over-the-counter (“OTC”) and cleared derivatives were $8 million, $3 million and $5 million as of December 31, 2018, 2017 and 2016, respectively, and are reported in other liabilities and accrued expenses or other investments.

13

The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Net change in proceeds managed
Net change in fixed income securities	$94	$149	$(277)
Net change in short-term investments	(77)	(142)	277
Operating cash flow provided	17	7	—
Net change in cash	—	1	—
Net change in proceeds managed	$17	$8	$—

Net change in liabilities
Liabilities for collateral, beginning of year	$(542)	$(550)	$(550)
Liabilities for collateral, end of year	(525)	(542)	(550)
Operating cash flow (used) provided	$(17)	$(8)	$—
4. Related Party Transactions
Business operations
The Company uses services performed by AIC and other affiliates, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 15), allocated to the Company were $235 million, $243 million and $225 million in 2018, 2017 and 2016, respectively.
Agent loan sale and securitization
On December 22, 2016, ALIC’s subsidiary Allstate Finance Company, LLC (“AFC”) sold agent loans with a fair value of $419 million to affiliate Allstate Finance Company Agency Loans LLC (“AFCAL”) and AFCAL used the loans as collateral in the issuance of notes. Investors in the notes were as follows:

($ in millions)
Class A Notes Due March 10, 2034
Allstate New Jersey Insurance Company	$77
American Heritage Life Insurance Company	37
Allstate Assurance Company	19
First Colonial Insurance Company	7
Subtotal - Class A	140
Class B Deferrable Notes Due March 10, 2034
Allstate Life Insurance Company	140
Class C Deferrable Notes Due March 10, 2034
Allstate Life Insurance Company	110
Subordinated Notes Due March 10, 2034
Allstate Life Insurance Company	29
Total	$419
AFCAL is a VIE and ALIC is the primary beneficiary since ALIC has control over the significant activities of AFCAL, the obligation to absorb significant losses and the rights to residual returns. Therefore, AFCAL is included in ALIC’s consolidated financial statements. Transactions between ALIC, AFC and AFCAL are eliminated in consolidation. The Company’s Consolidated Statements of Financial Position included $407 million of agent loans, $2 million of cash and $140 million of notes due to related parties as of December 31, 2018 associated with AFCAL. The Company’s Consolidated Statements of Financial Position included $409 million of agent loans, $13 million of cash and $140 million of notes due to related parties as of December 31, 2017 associated with AFCAL.
The $140 million of notes due to related parties include the Class A Notes due March 10, 2034 that were sold to Allstate New Jersey Insurance Company, American Heritage Life Insurance Company, Allstate Assurance Company (“AAC”) and First Colonial Insurance Company. These notes have an annual interest rate of 3.25%. The Company incurred interest expense related to these notes of $5 million in both 2018 and 2017 and $113 thousand in 2016.

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Reinsurance
The Company has coinsurance reinsurance agreements with its unconsolidated affiliate American Heritage Life Insurance Company (“AHL”) whereby the Company assumes certain interest-sensitive life insurance, fixed annuity contracts and accident and health insurance policies. The amounts assumed are disclosed in Note 9.
Effective January 1, 2017, ALIC entered into a coinsurance reinsurance agreement with AAC to assume certain term life insurance policies. In connection with the agreement, the Company recorded cash of $20 million, DAC of $45 million, other assets of $11 million, reserve for life-contingent contract benefits of $24 million and deferred tax liabilities of $18 million. The $34 million gain on the transaction was recorded as an increase to additional capital paid-in since the transaction was between entities under common control.
ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.
Broker-Dealer agreement
The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies and exclusive financial specialists. For these services, the Company incurred commission and other distribution expenses of $3 million, $9 million and $9 million of 2018, 2017 and 2016, respectively.
Structured settlement annuities
The Company previously issued structured settlement annuities, a type of immediate annuity, to fund structured settlements in matters involving AIC. In most cases, these annuities were issued under a “qualified assignment” whereby Allstate Assignment Company and prior to July 1, 2001 Allstate Settlement Corporation (“ASC”), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC’s obligation to make future payments.
AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.59 billion and $4.63 billion as of December 31, 2018 and 2017, respectively.
Income taxes
The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).
Surplus notes
On December 2, 2016, the Company purchased for cash a $40 million 3.07% surplus note due December 2, 2036 that was issued by AAC. No payment of principal or interest is permitted on the surplus note without the written approval from the proper regulatory authority. The regulatory authority could prohibit the payment of interest and principal on the surplus notes if certain statutory capital requirements are not met. The surplus note is classified as fixed income securities on the Consolidated Statements of Financial Position. The Company recorded investment income on this surplus note of $1 million in both 2018 and 2017 and $99 thousand in 2016.
The Company incurred interest expense related to the $325 million surplus notes due to Kennett of $15 million in 2016. The surplus notes were redeemed in 2017.
Liquidity and intercompany loan agreements
The Company is party to an Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”) with certain of its affiliates, which include, but are not limited to, AIC, AAC and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. The Liquidity Agreement does not establish a commitment to advance funds on the part of any party. The Company and AIC each serve as a lender and borrower, AAC and certain other affiliates serve only as borrowers, and the Corporation serves only as a lender. The maximum amount of advances each party may make or receive is limited to $1 billion. Netting or offsetting of advances made and received is not permitted. Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least 10 business days prior to the demand date. The borrower may make prepayments of the outstanding principal balance of an advance without penalty. Advances will

15

bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter. The Company had no amounts outstanding under the Liquidity Agreement as of December 31, 2018 or 2017.
In addition to the Liquidity Agreement, the Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2018 or 2017.
Road Bay Investments, LLC (“RBI”), a consolidated subsidiary of ALIC, has a Revolving Loan Credit Agreement (“Credit Agreement”) with AHL, according to which AHL agreed to extend revolving credit loans to RBI. As security for its obligations under the Credit Agreement, RBI entered into a Pledge and Security Agreement with AHL, according to which RBI agreed to grant a pledge of and security interest in RBI’s right, title, and interest in certain assets of RBI. The Company had no amounts outstanding under the Credit Agreement as of December 31, 2018 or 2017.
Capital support agreement
The Company has a capital support agreement with AIC. Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital (“RBC”) ratio of at least 150%. AIC’s obligation to provide capital to the Company under the agreement is limited to an aggregate amount of $1 billion. In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remains available on January 1 of such year. The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from S&P’s, Moody’s or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company’s RBC ratio is at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. During 2018 and 2017, no capital had been provided by AIC under this agreement.
External financing agreement
In January 2017, ALIC Reinsurance Company (“ALIC Re”), a wholly owned subsidiary of the Company, entered into a master transaction agreement with Bueller Financing LLC (“Bueller”), an external financing provider. In accordance with the agreement, Bueller issued a variable funding puttable note (“credit-linked note”) that is held in a trust. The credit-linked note can be put back to Bueller for cash in the event certain ALIC Re statutory reserves and capital are depleted. The balance of the credit-linked note will vary based on the statutory reserve balance with a maximum value of $1.75 billion. The impacts of the agreement are eliminated in consolidation and have no impact on the Consolidated Statements of Financial Position.
Dividends
The Company paid dividends of $250 million and $600 million to AIC in the form of cash in 2018 and 2017, respectively.

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5. Investments
Fair values
The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ in millions)	Amortized cost	Gross unrealized		Fair value
		Gains	Losses
December 31, 2018
U.S. government and agencies	$740	$33	$—	$773
Municipal	1,997	202	(4)	2,195
Corporate	17,521	433	(381)	17,573
Foreign government	170	9	—	179
ABS	429	3	(3)	429
RMBS	154	44	(1)	197
CMBS	33	7	—	40
Redeemable preferred stock	13	1	—	14
Total fixed income securities	$21,057	$732	$(389)	$21,400

December 31, 2017
U.S. government and agencies	$768	$38	$(2)	$804
Municipal	2,001	275	(3)	2,273
Corporate	18,262	960	(86)	19,136
Foreign government	279	20	—	299
ABS	383	6	(4)	385
RMBS	205	49	(1)	253
CMBS	93	6	(2)	97
Redeemable preferred stock	13	1	—	14
Total fixed income securities	$22,004	$1,355	$(98)	$23,261

Scheduled maturities
The scheduled maturities for fixed income securities are as follows as of December 31, 2018:

($ in millions)	Amortized cost	Fair value
Due in one year or less	$1,193	$1,205
Due after one year through five years	8,135	8,207
Due after five years through ten years	7,220	7,132
Due after ten years	3,893	4,190
	20,441	20,734
ABS, RMBS and CMBS	616	666
Total	$21,057	$21,400
Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. ABS, RMBS and CMBS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

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Net investment income
Net investment income for the years ended December 31 is as follows:

($ in millions)	2018	2017	2016
Fixed income securities	$991	$1,058	$1,078
Mortgage loans	188	182	193
Equity securities	39	48	40
Limited partnership interests (1)(2)	327	457	292
Short-term investments	21	9	5
Policy loans	31	31	32
Other	91	79	90
Investment income, before expense	1,688	1,864	1,730
Investment expense	(103)	(87)	(71)
Net investment income	$1,585	$1,777	$1,659
_______________

(1)
 Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income.

(2)	Includes net investment income of $213 million for EMA limited partnership interests and $114 million for limited partnership interests carried at fair value for 2018.
Realized capital gains and losses
Realized capital gains (losses) by asset type for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Fixed income securities	$(40)	$(6)	$(59)
Mortgage loans	2	1	—
Equity securities	(124)	21	(22)
Limited partnership interests	(22)	46	(5)
Derivatives	10	(16)	8
Other	(1)	3	1
Realized capital gains (losses)	$(175)	$49	$(77)
Realized capital gains (losses) by transaction type for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Impairment write-downs (1)	$(9)	$(41)	$(101)
Change in intent write-downs (1)	—	(4)	(12)
Net OTTI losses recognized in earnings	(9)	(45)	(113)
Sales (1)	(27)	110	31
Valuation of equity investments (1)(2)	(146)	—	—
Valuation and settlements of derivative instruments	7	(16)	5
Realized capital gains (losses)	$(175)	$49	$(77)
_______________

(1)
Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments and are no longer included in impairment write-downs, change in intent write-downs and sales.

(2)	Includes valuation of equity securities and certain limited partnership interests where the underlying assets are predominately public equity securities.
Gross gains of $34 million and gross losses of $66 million were realized on sales of fixed income securities during 2018. Gross gains of $134 million and $184 million and gross losses of $86 million and $171 million were realized on sales of fixed income and equity securities during 2017 and 2016, respectively.
The following table presents the net pre-tax appreciation (decline) during 2018 of equity securities and limited partnership interests carried at fair value still held as of December 31, 2018, recognized in net income.

For the year ended
($ in millions)	December 31, 2018
Equity securities	$(78)
Limited partnership interests carried at fair value	113
Total	$35

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OTTI losses by asset type for the years ended December 31 are as follows:

($ in millions)	2018			2017			2016
	Gross	Included in OCI	Net	Gross	Included in OCI	Net	Gross	Included in OCI	Net
Fixed income securities:
Municipal	$—	$—	$—	$(1)	$—	$(1)	$—	$—	$—
Corporate	(1)	—	(1)	(7)	3	(4)	(23)	6	(17)
ABS	—	(1)	(1)	(1)	(1)	(2)	(4)	—	(4)
RMBS	(1)	—	(1)	—	(2)	(2)	—	(1)	(1)
CMBS	(4)	(1)	(5)	(9)	1	(8)	(15)	2	(13)
Total fixed income securities	(6)	(2)	(8)	(18)	1	(17)	(42)	7	(35)
Mortgage loans	—	—	—	(1)	—	(1)	—	—	—
Equity securities (1)	—	—	—	(16)	—	(16)	(59)	—	(59)
Limited partnership interests (1)	—	—	—	(9)	—	(9)	(15)	—	(15)
Other	(1)	—	(1)	(2)	—	(2)	(4)	—	(4)
OTTI losses	$(7)	$(2)	$(9)	$(46)	$1	$(45)	$(120)	$7	$(113)
______________

(1)
Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities and limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net income and are no longer included in the table above.

The total amount of OTTI losses included in AOCI at the time of impairment for fixed income securities, which were not included in earnings, are presented in the following table. The amounts exclude $101 million and $113 million as of December 31, 2018 and 2017, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

($ in millions)	December 31, 2018	December 31, 2017
Municipal	$(4)	$(4)
Corporate	(1)	—
ABS	(5)	(8)
RMBS	(32)	(37)
CMBS	(2)	(4)
Total	$(44)	$(53)
Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ in millions)	2018	2017	2016
Beginning balance	$(138)	$(176)	$(200)
Additional credit loss for securities previously other-than-temporarily impaired	(7)	(9)	(16)
Additional credit loss for securities not previously other-than-temporarily impaired	(1)	(8)	(19)
Reduction in credit loss for securities disposed or collected	22	54	58
Change in credit loss due to accretion of increase in cash flows	1	1	1
Ending balance	$(123)	$(138)	$(176)
The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security’s original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration of underlying collateral, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an OTTI for the difference between the estimated recovery value and amortized cost is recorded in earnings.

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The portion of the unrealized loss related to factors other than credit remains classified in AOCI. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.
Unrealized net capital gains and losses
Unrealized net capital gains and losses included in AOCI are as follows:

($ in millions)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2018		Gains	Losses
Fixed income securities	$21,400	$732	$(389)	$343
Short-term investments	810	—	—	—
Derivative instruments	—	—	—	—
EMA limited partnerships (1)				—
Unrealized net capital gains and losses, pre-tax				343
Amounts recognized for:
Insurance reserves (2)				—
DAC and DSI (3)				(35)
Amounts recognized				(35)
Deferred income taxes				(65)
Unrealized net capital gains and losses, after-tax				$243
____________

(1)
Unrealized net capital gains and losses for limited partnership interests represent the Company’s share of EMA limited partnerships’ other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.

(2)
The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).

(3)
The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

($ in millions)	Fair value	Gross unrealized		Unrealized net gains (losses)
December 31, 2017		Gains	Losses
Fixed income securities	$23,261	$1,355	$(98)	$1,257
Equity securities	1,614	311	(3)	308
Short-term investments	725	—	—	—
Derivative instruments (1)	2	2	—	2
EMA limited partnerships				1
Unrealized net capital gains and losses, pre-tax				1,568
Amounts recognized for:
Insurance reserves				(315)
DAC and DSI				(189)
Amounts recognized				(504)
Deferred income taxes				(229)
Unrealized net capital gains and losses, after-tax				$835
____________

(1)	Included in the fair value of derivative instruments is $2 million classified as liabilities.

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Change in unrealized net capital gains and losses
The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ in millions)	2018	2017	2016
Fixed income securities	$(914)	$147	$251
Equity securities (1)	—	226	66
Derivative instruments	(2)	(3)	(5)
EMA limited partnerships	(1)	3	—
Total	(917)	373	312
Amounts recognized for:
Insurance reserves	315	(315)	—
DAC and DSI	154	(49)	(78)
Amounts recognized	469	(364)	(78)
Deferred income taxes	94	145	(81)
(Decrease) increase in unrealized net capital gains and losses, after-tax	$(354)	$154	$153
_______________

(1)
Upon adoption of the recognition and measurement accounting standard on January 1, 2018, $308 million of pre-tax unrealized net capital gains for equity securities were reclassified from AOCI to retained income. See Note 2 for further details.

Portfolio monitoring
The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income security whose carrying value may be other-than-temporarily impaired.
For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security’s decline in fair value is considered other than temporary and is recorded in earnings.
If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security’s original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.
The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost.

21

The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ in millions)	Less than 12 months			12 months or more			Total unrealized losses
	Number of issues	Fair value	Unrealized losses	Number of issues	Fair value	Unrealized losses

December 31, 2018
Fixed income securities
U.S. government and agencies	2	$6	$—	1	$1	$—	$—
Municipal	38	98	(1)	5	26	(3)	(4)
Corporate	1,260	6,799	(218)	370	2,633	(163)	(381)
ABS	30	167	(1)	11	31	(2)	(3)
RMBS	124	11	—	47	10	(1)	(1)
CMBS	3	7	—	2	—	—	—
Redeemable preferred stock	1	—	—	—	—	—	—
Total fixed income securities	1,458	$7,088	$(220)	436	$2,701	$(169)	$(389)
Investment grade fixed income securities	948	$5,255	$(121)	388	$2,551	$(147)	$(268)
Below investment grade fixed income securities	510	1,833	(99)	48	150	(22)	(121)
Total fixed income securities	1,458	$7,088	$(220)	436	$2,701	$(169)	$(389)

December 31, 2017
Fixed income securities
U.S. government and agencies	17	$443	$(2)	2	$25	$—	$(2)
Municipal	4	14	—	1	11	(3)	(3)
Corporate	456	2,899	(28)	144	1,324	(58)	(86)
ABS	33	170	(1)	8	24	(3)	(4)
RMBS	70	3	—	56	18	(1)	(1)
CMBS	2	1	—	6	23	(2)	(2)
Redeemable preferred stock	1	—	—	—	—	—	—
Total fixed income securities	583	3,530	(31)	217	1,425	(67)	(98)
Equity securities	87	66	(3)	1	—	—	(3)
Total fixed income and equity securities	670	$3,596	$(34)	218	$1,425	$(67)	$(101)
Investment grade fixed income securities	472	$3,192	$(22)	181	$1,320	$(52)	$(74)
Below investment grade fixed income securities	111	338	(9)	36	105	(15)	(24)
Total fixed income securities	583	$3,530	$(31)	217	$1,425	$(67)	$(98)
As of December 31, 2018, $358 million of the $389 million unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $358 million, $252 million are related to unrealized losses on investment grade fixed income securities. Of the remaining $106 million, $93 million have been in an unrealized loss position for less than 12 months. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings (“S&P”), a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third party rating. Unrealized losses on investment grade securities are principally related to an increase in market yields which may include increased risk-free interest rates and/or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.
As of December 31, 2018, the remaining $31 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $16 million of these unrealized losses were evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $31 million, $15 million are related to below investment grade fixed income securities. Of these amounts, $2 million are related to below investment grade fixed income securities that had been in an unrealized loss position greater than or equal to 20% of amortized cost for a period of twelve or more consecutive months as of December 31, 2018.
ABS, RMBS and CMBS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities’ positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, and (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company

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owns, such as overcollateralization and excess spread. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets.
As of December 31, 2018, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis.
Limited partnerships
Investments in limited partnership interests include interests in private equity funds, real estate funds and other funds. As of December 31, 2018 and December 31, 2017 the carrying value of EMA limited partnerships totaled $2.51 billion and $2.54 billion, respectively, and limited partnerships carried at fair value as of December 31, 2018, while at cost method as of December 31, 2017, totaled $787 million and $611 million, respectively. Principal factors influencing carrying value appreciation or decline include operating performance, comparable public company earnings multiples, capitalization rates and the economic environment. For equity method limited partnerships, the Company recognizes an impairment loss when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. Changes in fair value limited partnerships are recorded through net investment income and therefore are not tested for impairment.
Mortgage loans
The Company’s mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $4.00 billion and $3.88 billion as of December 31, 2018 and 2017, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower.
The following table shows the principal geographic distribution of commercial real estate represented in the Company’s mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

(% of mortgage loan portfolio carrying value)	2018	2017
Texas	15.6%	13.0%
California	15.2	19.6
Illinois	8.5	8.2
New Jersey	7.2	8.0
Florida	6.4	6.7
The types of properties collateralizing the mortgage loans as of December 31 are as follows:

(% of mortgage loan portfolio carrying value)	2018	2017
Apartment complex	33.5%	29.2%
Office buildings	23.9	23.8
Warehouse	15.9	15.5
Retail	15.0	19.2
Other	11.7	12.3
Total	100.0%	100.0%
The contractual maturities of the mortgage loan portfolio as of December 31, 2018 are as follows:

($ in millions)	Number of loans	Carrying value	Percent
2019	5	$108	2.7%
2020	13	110	2.8
2021	39	428	10.7
2022	28	401	10.0
Thereafter	178	2,948	73.8
Total	263	$3,995	100.0%
Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan’s expected future repayment cash flows discounted at the loan’s original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell or present value of the loan’s expected future repayment cash flows. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment

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evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2018.
Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.
Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process.
The following table reflects the carrying value of non-impaired mortgage loans summarized by debt service coverage ratio distribution as of December 31.

($ in millions)	2018			2017
Debt service coverage ratio distribution	Fixed rate mortgage loans	Variable rate mortgage loans	Total	Fixed rate mortgage loans	Variable rate mortgage loans	Total
Below 1.0	$6	$15	$21	$3	$—	$3
1.0 - 1.25	221	—	221	326	—	326
1.26 - 1.50	1,048	—	1,048	1,033	15	1,048
Above 1.50	2,659	42	2,701	2,482	13	2,495
Total non-impaired mortgage loans	$3,934	$57	$3,991	$3,844	$28	$3,872
Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.
The net carrying value of impaired mortgage loans as of December 31 is as follows:

($ in millions)	2018	2017
Impaired mortgage loans with a valuation allowance	$4	$4
Impaired mortgage loans without a valuation allowance	—	—
Total impaired mortgage loans	$4	$4
Valuation allowance on impaired mortgage loans	$3	$3

The average balance of impaired loans was $4 million, $7 million and $6 million during 2018, 2017 and 2016, respectively.
The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

($ in millions)	2018	2017	2016
Beginning balance	$3	$3	$3
Net increase in valuation allowance	—	1	—
Charge offs	—	(1)	—
Ending balance	$3	$3	$3
Payments on all mortgage loans were current as of December 31, 2018, 2017 and 2016.

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Municipal bonds
The Company maintains a diversified portfolio of municipal bonds which totaled $2.20 billion and $2.27 billion as of December 31, 2018 and 2017, respectively. The municipal bond portfolio includes general obligations of state and local issuers and revenue bonds (including pre-refunded bonds, which are bonds for which an irrevocable trust has been established to fund the remaining payments of principal and interest). The following table shows the principal geographic distribution of municipal bond issuers represented in the Company’s portfolio as of December 31. No other state represents more than 5% of the portfolio.

(% of municipal bond portfolio carrying value)	2018	2017
Texas	17.6%	16.9%
California	15.0	15.1
Oregon	9.8	9.4
New York	5.7	5.2
Short-term investments
Short-term investments, including money market funds, commercial paper, U.S. Treasury bills and other short-term investments, are carried at fair value. As of December 31, 2018 and 2017, the fair value of short-term investments totaled $810 million and $725 million, respectively.
Policy loans
Policy loans are carried at unpaid principal balances. As of both December 30, 2018 and 2017, the carrying value of policy loans totaled $561 million.
Other investments
Other investments primarily consist of agent loans, bank loans, real estate and derivatives. Agent loans are loans issued to exclusive Allstate agents and are carried at unpaid principal balances, net of valuation allowances and unamortized deferred fees or costs. Bank loans are primarily senior secured corporate loans and are carried at amortized cost. Real estate is carried at cost less accumulated depreciation. Derivatives are carried at fair value. The following table summarizes other investments by asset type.

($ in millions)	December 31, 2018	December 31, 2017
Agent loans	$620	$538
Bank loans	422	437
Real estate	228	157
Derivatives and other	30	122
Total	$1,300	$1,254
Concentration of credit risk
As of December 31, 2018, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company’s shareholder’s equity, other than the U.S. government and its agencies.
Securities loaned
The Company’s business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2018 and 2017, fixed income and equity securities with a carrying value of $502 million and $524 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was $1 million, $1 million and $2 million in 2018, 2017 and 2016, respectively.
Other investment information
Included in fixed income securities are below investment grade assets totaling $2.57 billion and $2.91 billion as of December 31, 2018 and 2017, respectively.
As of December 31, 2018, fixed income securities and short-term investments with a carrying value of $21 million were on deposit with regulatory authorities as required by law.
As of December 31, 2018, the carrying value of fixed income securities and other investments that were non-income producing was $63 million.

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6. Fair Value of Assets and Liabilities
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Consolidated Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2: Assets and liabilities whose values are based on the following:

(a)	Quoted prices for similar assets or liabilities in active markets;

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active; or

(c)	Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.
Level 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company’s estimates of the assumptions that market participants would use in valuing the assets and liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.
The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company’s processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.
The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company’s use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.
The second situation where the Company classifies securities in Level 3 is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.
Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, bank loans, agent loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the consolidated financial statements.

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In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.
Summary of significant valuation techniques for assets and liabilities measured at fair value on a recurring basis
Level 1 measurements

•	Fixed income securities: Comprise certain U.S. Treasury fixed income securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•	Equity securities: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

•
Short-term: Comprise U.S. Treasury bills valued based on unadjusted quoted prices for identical assets in active markets that the Company can access and actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

•
Separate account assets: Comprise actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 2 measurements

•	Fixed income securities:
U.S. government and agencies: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Municipal: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - public: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
Corporate - privately placed: Valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.
Foreign government: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.
ABS - collateralized debt obligations (“CDO”) and ABS - consumer and other: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS - CDO and ABS - consumer and other are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.
RMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads.
CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.
Redeemable preferred stock: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

•	Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

•	Short-term: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

•	Other investments: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.
Over-the-counter (“OTC”) derivatives, including interest rate swaps, foreign currency swaps, total return swaps, foreign exchange forward contracts, certain options and certain credit default swaps, are valued using models that rely on inputs such

27

as interest rate yield curves, implied volatilities, index price levels, currency rates, and credit spreads that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.
Level 3 measurements

•	Fixed income securities:
Municipal: Comprise municipal bonds that are not rated by third party credit rating agencies. The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.
Corporate - public and Corporate - privately placed: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Other inputs include an interest rate yield curve, as well as published credit spreads for similar assets that incorporate the credit quality and industry sector of the issuer.
ABS - CDO, ABS - consumer and other: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

•
Equity securities: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

•
Other investments: Certain OTC derivatives, such as interest rate caps, certain credit default swaps and certain options (including swaptions), are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves and credit spreads.

•
Contractholder funds:  Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

Assets and liabilities measured at fair value on a non-recurring basis
Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell.
Investments excluded from the fair value hierarchy
Limited partnerships carried at fair value, which do not have readily determinable fair values, use NAV provided by the investees and are excluded from the fair value hierarchy. These investments are generally not redeemable by the investees and generally cannot be sold without approval of the general partner. The Company receives distributions of income and proceeds from the liquidation of the underlying assets of the investees, which usually takes place in years 4-9 of the typical contractual life of 10-12 years. As of December 31, 2018, the Company has commitments to invest $277 million in these limited partnership interests.

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The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2018.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2018
Assets
Fixed income securities:
U.S. government and agencies	$493	$280	$—		$773
Municipal	—	2,156	39		2,195
Corporate - public	—	11,891	33		11,924
Corporate - privately placed	—	5,552	97		5,649
Foreign government	—	179	—		179
ABS - CDO	—	26	6		32
ABS - consumer and other	—	381	16		397
RMBS	—	197	—		197
CMBS	—	40	—		40
Redeemable preferred stock	—	14	—		14
Total fixed income securities	493	20,716	191		21,400
Equity securities	1,182	14	129		1,325
Short-term investments	443	367	—		810
Other investments: Free-standing derivatives	—	30	1	$(8)	23
Separate account assets	2,783	—	—		2,783
Total recurring basis assets	$4,901	$21,127	$321	$(8)	$26,341
% of total assets at fair value	18.6%	80.2%	1.2%	—%	100%

Investments reported at NAV					787
Total					$27,128

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(223)		$(223)
Other liabilities: Free-standing derivatives	—	(7)	—	$2	(5)
Total recurring basis liabilities	$—	$(7)	$(223)	$2	$(228)
% of total liabilities at fair value	—%	3.1%	97.8%	(0.9)%	100%

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The following table summarizes the Company’s assets and liabilities measured at fair value as of December 31, 2017.

($ in millions)	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Counterparty and cash collateral netting	Balance as of December 31, 2017
Assets
Fixed income securities:
U.S. government and agencies	$488	$316	$—		$804
Municipal	—	2,216	57		2,273
Corporate - public	—	13,168	49		13,217
Corporate - privately placed	—	5,699	220		5,919
Foreign government	—	299	—		299
ABS - CDO	—	38	10		48
ABS - consumer and other	—	297	40		337
RMBS	—	253	—		253
CMBS	—	97	—		97
Redeemable preferred stock	—	14	—		14
Total fixed income securities	488	22,397	376		23,261
Equity securities	1,508	16	90		1,614
Short-term investments	110	615	—		725
Other investments: Free-standing derivatives	—	117	1	$(3)	115
Separate account assets	3,422	—	—		3,422
Total recurring basis assets	$5,528	$23,145	$467	$(3)	$29,137
% of total assets at fair value	19.0%	79.4%	1.6%	—%	100.0%

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(284)		$(284)
Other liabilities: Free-standing derivatives	—	(62)	—	$1	(61)
Total recurring basis liabilities	$—	$(62)	$(284)	$1	$(345)
% of total liabilities at fair value	—%	18.0%	82.3%	(0.3)%	100%

The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ in millions)	Fair value	Valuation technique	Unobservable input	Range	Weighted average
December 31, 2018
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(184)	Stochastic cash flow model	Projected option cost	1.0 - 2.2%	1.74%
December 31, 2017
Derivatives embedded in life and annuity contracts – Equity-indexed and forward starting options	$(250)	Stochastic cash flow model	Projected option cost	1.0 - 2.2%	1.74%

The embedded derivatives are equity-indexed and forward starting options in certain life and annuity products that provide customers with interest crediting rates based on the performance of the S&P 500. If the projected option cost increased (decreased), it would result in a higher (lower) liability fair value.
As of December 31, 2018 and 2017, Level 3 fair value measurements of fixed income securities total $191 million and $376 million, respectively, and include $80 million and $237 million, respectively, of securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2018.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2017	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$57	$—	$(2)	$—	$(16)
Corporate - public	49	—	(2)	3	(3)
Corporate - privately placed	220	(2)	(2)	10	(101)
ABS - CDO	10	—	—	—	—
ABS - consumer and other	40	—	—	12	(18)
Total fixed income securities	376	(2)	(6)	25	(138)
Equity securities	90	16	—	—	—
Free-standing derivatives, net	1	—	—	—	—
Total recurring Level 3 assets	$467	$14	$(6)	$25	$(138)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(284)	$57	$—	$—	$—
Total recurring Level 3 liabilities	$(284)	$57	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2018
Assets
Fixed income securities:
Municipal	$2	$(2)	$—	$—	$39
Corporate - public	—	(11)	—	(3)	33
Corporate - privately placed	12	—	—	(40)	97
ABS - CDO	—	—	—	(4)	6
ABS - consumer and other	20	(19)	—	(19)	16
Total fixed income securities	34	(32)	—	(66)	191
Equity securities	30	(7)	—	—	129
Free-standing derivatives, net	—	—	—	—	1	(2)
Total recurring Level 3 assets	$64	$(39)	$—	$(66)	$321
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(2)	$6	$(223)
Total recurring Level 3 liabilities	$—	$—	$(2)	$6	$(223)
_____________________

(1)
The effect to net income totals $71 million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $14 million in realized capital gains and losses, $62 million in interest credited to contractholder funds and $(5) million in contract benefits.

(2)	Comprises $1 million of assets.

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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2017.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2016	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$59	$—	$2	$—	$—
Corporate - public	47	1	—	3	(15)
Corporate - privately placed	264	7	(2)	11	(16)
ABS - CDO	27	—	6	4	(10)
ABS - consumer and other	42	—	—	—	(26)
Total fixed income securities	439	8	6	18	(67)
Equity securities	76	8	3	—	—
Free-standing derivatives, net	(2)	3	—	—	—
Other assets	1	(1)	—	—	—
Total recurring Level 3 assets	$514	$18	$9	$18	$(67)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(289)	$1	$—	$—	$—
Total recurring Level 3 liabilities	$(289)	$1	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2017
Assets
Fixed income securities:
Municipal	$—	$(2)	$—	$(2)	$57
Corporate - public	17	—	—	(4)	49
Corporate - privately placed	20	(30)	—	(34)	220
ABS - CDO	5	—	—	(22)	10
ABS - consumer and other	29	—	—	(5)	40
Total fixed income securities	71	(32)	—	(67)	376
Equity securities	13	(10)	—	—	90
Free-standing derivatives, net	—	—	—	—	1	(2)
Other assets	—	—	—	—	—
Total recurring Level 3 assets	$84	$(42)	$—	$(67)	$467
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(2)	$6	$(284)
Total recurring Level 3 liabilities	$—	$—	$(2)	$6	$(284)
 ____________________

(1)
The effect to net income totals $19 million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $9 million in realized capital gains and losses, $10 million in net investment income, $(9) million in interest credited to contractholder funds and $9 million in contract benefits.

(2)	Comprises $1 million of assets.

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The following table presents the rollforward of Level 3 assets and liabilities held at fair value during the year ended December 31, 2016.

($ in millions)		Total gains (losses) included in:
	Balance as of December 31, 2015	Net income (1)	OCI	Transfers into Level 3	Transfers out of Level 3
Assets
Fixed income securities:
Municipal	$78	$12	$(8)	$6	$—
Corporate - public	44	—	—	16	(15)
Corporate - privately placed	447	15	18	16	(277)
ABS - CDO	53	1	5	8	(1)
ABS - consumer and other	44	—	(3)	3	(7)
Total fixed income securities	666	28	12	49	(300)
Equity securities	60	(15)	5	—	(4)
Free-standing derivatives, net	(7)	6	—	—	—
Other assets	1	—	—	—	—
Total recurring Level 3 assets	$720	$19	$17	$49	$(304)
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$(299)	$6	$—	$—	$—
Total recurring Level 3 liabilities	$(299)	$6	$—	$—	$—

	Purchases	Sales	Issues	Settlements	Balance as of December 31, 2016
Assets
Fixed income securities:
Municipal	$—	$(27)	$—	$(2)	$59
Corporate - public	6	(3)	—	(1)	47
Corporate - privately placed	108	(15)	—	(48)	264
ABS - CDO	—	(2)	—	(37)	27
ABS - consumer and other	7	—	—	(2)	42
Total fixed income securities	121	(47)	—	(90)	439
Equity securities	32	(2)	—	—	76
Free-standing derivatives, net	—	—	—	(1)	(2)	(2)
Other assets	—	—	—	—	1
Total recurring Level 3 assets	$153	$(49)	$—	$(91)	$514
Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$—	$—	$(3)	$7	$(289)
Total recurring Level 3 liabilities	$—	$—	$(3)	$7	$(289)
_________________________

(1)
The effect to net income totals $25 million and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $8 million in realized capital gains and losses, $11 million in net investment income, $(3) million in interest credited to contractholder funds and $9 million in contract benefits.

(2)	Comprises $1 million of assets and $3 million of liabilities.

Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source, including situations where a fair value quote is not provided by the Company’s independent third-party valuation service provider resulting in the price becoming stale or replaced with a broker quote whose inputs have not been corroborated to be market observable. This situation will result in the transfer of a security into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.
There were no transfers between Level 1 and Level 2 during 2018, 2017 or 2016.

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Transfers into Level 3 during 2018, 2017 and 2016 included situations where a fair value quote was not provided by the Company’s independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2018, 2017 and 2016 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company’s independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.
The table below provides valuation changes included in net income for Level 3 assets and liabilities held as of December 31.

($ in millions)	2018	2017	2016
Assets
Fixed income securities:
Municipal	$—	$—	$2
Corporate	—	1	1
Total fixed income securities	—	1	3
Equity securities	16	9	(15)
Free-standing derivatives, net	—	—	5
Other assets	—	(1)	—
Total recurring Level 3 assets	$16	$9	$(7)

Liabilities
Contractholder funds: Derivatives embedded in life and annuity contracts	$57	$1	$6
Total recurring Level 3 liabilities	$57	$1	$6
The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was held and determined to be in Level 3. These gains and losses total $73 million in 2018 and are reported as follows: $16 million in realized capital gains and losses, $62 million in interest credited to contractholder funds and $(5) million in contract benefits. These gains and losses total $10 million in 2017 and are reported as follows: $10 million in net investment income, $(9) million in interest credited to contractholder funds and $9 million in contract benefits. These gains and losses total $(1) million in 2016 and are reported as follows: $(18) million in realized capital gains and losses, $11 million in net investment income, $(3) million in interest credited to contractholder funds and $9 million in contract benefits.
Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.
Financial assets

($ in millions)		December 31, 2018		December 31, 2017
	Fair value level	Carrying value	Fair value	Carrying value	Fair value
Mortgage loans	Level 3	$3,995	$4,028	$3,876	$4,052
Bank loans	Level 3	422	408	437	437
Agent loans	Level 3	620	617	538	536
Financial liabilities

($ in millions)		December 31, 2018		December 31, 2017
	Fair value level	Carrying value	Fair value	Carrying value	Fair value
Contractholder funds on investment contracts	Level 3	$9,213	$9,629	$10,331	$11,036
Liability for collateral	Level 2	525	525	542	542
Notes due to related parties	Level 3	140	138	140	141
7. Derivative Financial Instruments and Off-balance sheet Financial Instruments
The Company uses derivatives for risk reduction and to increase investment portfolio returns through asset replication. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates, changes in equity market valuations, increases in credit spreads and foreign currency fluctuations. Asset replication refers to the “synthetic” creation of assets through the use of derivatives. The Company replicates fixed income securities using a combination of a credit default swap, index total return swap or a foreign currency forward contract and one or more highly rated fixed income securities, primarily investment grade host bonds, to synthetically replicate the economic

34

characteristics of one or more cash market securities. The Company replicates equity securities using futures, index total return swaps and options to increase equity exposure.
The Company utilizes several derivative strategies to manage risk. Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company’s assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps, swaptions and futures are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. Fixed income index total return swaps are used to offset valuation losses in the fixed income portfolio during periods of declining market values. Credit default swaps are typically used to mitigate the credit risk within the Company’s fixed income portfolio. Futures and options are used for hedging the equity exposure contained in the Company’s equity indexed life and annuity product contracts that offer equity returns to contractholders. In addition, the Company uses equity index total return swaps, options and futures to offset valuation losses in the equity portfolio during periods of declining equity market values. Foreign currency swaps and forwards are primarily used by the Company to reduce the foreign currency risk associated with holding foreign currency denominated investments.
The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company’s primary embedded derivatives are equity options in life and annuity product contracts, which provide returns linked to equity indices to contractholders.
When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The Company designates certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged item affects net income.
The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swaps where the Company has sold credit protection represent the maximum amount of potential loss, assuming no recoveries.
Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Consolidated Statements of Financial Position.
For those derivatives which qualify for fair value hedge accounting, net income includes the changes in the fair value of both the derivative instrument and the hedged risk, and therefore reflects any hedging ineffectiveness. For cash flow hedges, gains and losses are amortized from AOCI and are reported in net income in the same period the forecasted transactions being hedged impact net income.
Non-hedge accounting is generally used for “portfolio” level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge derivatives used for asset replication and non-hedge embedded derivatives, all of the Company’s derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

35

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2018.

($ in millions, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	$6	n/a	$—	$—	$—
Futures	Other assets	—	330	—	—	—
Equity and index contracts
Options	Other investments	—	3,440	21	21	—
Futures	Other assets	—	26	—	—	—
Total return index contracts
Total return swap agreements - fixed income	Other investments	7	n/a	—	—	—
Total return swap agreements - equity index	Other investments	10	n/a	(1)	—	(1)
Foreign currency contracts
Foreign currency forwards	Other investments	240	n/a	8	8	—
Credit default contracts
Credit default swaps – buying protection	Other investments	27	n/a	—	1	(1)
Other contracts
Other	Other investments	2	n/a	—	—	—
Total asset derivatives		$292	3,796	$28	$30	$(2)

Liability derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	$31	n/a	$1	$1	$—
Equity and index contracts
Options	Other liabilities & accrued expenses	—	3,266	(5)	—	(5)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	169	n/a	(25)	—	(25)
Guaranteed withdrawal benefits	Contractholder funds	210	n/a	(14)	—	(14)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,696	n/a	(184)	—	(184)
Credit default contracts
Credit default swaps – selling protection	Other liabilities & accrued expenses	1	n/a	—	—	—
Total liability derivatives		2,107	3,266	(227)	$1	$(228)
Total derivatives		$2,399	7,062	$(199)
_________________________________________
(1)   Volume for OTC and cleared derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

36

The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Consolidated Statement of Financial Position as of December 31, 2017.

($ in millions, except number of contracts)		Volume (1)
	Balance sheet location	Notional amount	Number of contracts	Fair value, net	Gross asset	Gross liability
Asset derivatives
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other investments	$15	n/a	$—	$—	$—
Equity and index contracts
Options	Other investments	—	4,485	114	114	—
Credit default contracts
Credit default swaps – buying protection	Other investments	3	n/a	—	—	—
Credit default swaps – selling protection	Other investments	80	n/a	1	1	—
Other contracts
Other	Other assets	3	n/a	—	—	—
Total asset derivatives		$101	4,485	$115	$115	$—

Liability derivatives
Derivatives designated as accounting hedging instruments
Foreign currency swap agreements	Other liabilities & accrued expenses	$19	n/a	$2	$2	$—
Derivatives not designated as accounting hedging instruments
Interest rate contracts
Interest rate cap agreements	Other liabilities & accrued expenses	30	n/a	1	1	—
Equity and index contracts
Options and futures	Other liabilities & accrued expenses	—	4,464	(53)	—	(53)
Foreign currency contracts
Foreign currency forwards	Other liabilities & accrued expenses	207	n/a	(8)	—	(8)
Embedded derivative financial instruments
Guaranteed accumulation benefits	Contractholder funds	225	n/a	(22)	—	(22)
Guaranteed withdrawal benefits	Contractholder funds	274	n/a	(12)	—	(12)
Equity-indexed and forward starting options in life and annuity product contracts	Contractholder funds	1,735	n/a	(250)	—	(250)
Credit default contracts
Credit default swaps – buying protection	Other liabilities & accrued expenses	34	n/a	(1)	—	—
Credit default swaps – selling protection	Other liabilities & accrued expenses	1	n/a	—	—	(1)
Subtotal		2,506	4,464	(345)	1	(346)
Total liability derivatives		2,525	4,464	(343)	$3	$(346)
Total derivatives		$2,626	8,949	$(228)
__________________________________________
(1)   Volume for OTC and cleared derivative contracts is represented by their notional amounts. Volume for exchange traded derivatives is represented by the number of contracts, which is the basis on which they are traded. (n/a = not applicable)

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The following table provides gross and net amounts for the Company’s OTC derivatives, all of which are subject to enforceable master netting agreements.

($ in millions)		Offsets
	Gross amount	Counter- party netting	Cash collateral (received) pledged	Net amount on balance sheet	Securities collateral (received) pledged	Net amount
December 31, 2018
Asset derivatives	$10	$(3)	$(5)	$2	$—	$2
Liability derivatives	(2)	3	(1)	—	—	—

December 31, 2017
Asset derivatives	$4	$(3)	$—	$1	$—	$1
Liability derivatives	(10)	3	(2)	(9)	3	(6)
The following table provides a summary of the impacts of the Company’s foreign currency contracts in cash flow hedging relationships for the years ended December 31. There was no hedge ineffectiveness reported in realized gains and losses in 2018, 2017 or 2016.

($ in millions)	2018	2017	2016
Gain (loss) recognized in OCI on derivatives during the period	$1	$(2)	$(1)
Gain recognized in OCI on derivatives during the term of the hedging relationship	—	2	5
Gain reclassified from AOCI into income (net investment income)	—	1	1
Gain reclassified from AOCI into income (realized capital gains and losses)	3	—	3
The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Consolidated Statements of Operations and Comprehensive Income. In 2018, 2017 and 2016, the Company had no derivatives used in fair value hedging relationships.

($ in millions)	Realized capital gains and losses	Contract benefits	Interest credited to contractholder funds	Total gain (loss) recognized in net income on derivatives
2018
Interest rate contracts	$1	$—	$—	$1
Equity and index contracts	(4)	—	(23)	(27)
Embedded derivative financial instruments	—	(5)	66	61
Foreign currency contracts	12	—	—	12
Total return swaps - fixed income	(1)	—	—	(1)
Total return swaps - equity	(1)	—	—	(1)
Total	$7	$(5)	$43	$45

2017
Equity and index contracts	$(4)	$—	$45	$41
Embedded derivative financial instruments	—	9	(5)	4
Foreign currency contracts	(14)	—	—	(14)
Credit default contracts	2	—	—	2
Total	$(16)	$9	$40	$33

2016
Equity and index contracts	$(4)	$—	$18	$14
Embedded derivative financial instruments	—	9	1	10
Foreign currency contracts	6	—	—	6
Credit default contracts	3	—	—	3
Total	$5	$9	$19	$33
The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (“MNAs”) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2018, counterparties pledged $8 million in collateral to the Company, and the Company pledged $2 million in cash and securities to counterparties. The Company

38

has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives, including futures and certain option contracts, are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk.
Counterparty credit exposure represents the Company’s potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.
For certain exchange traded and cleared derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2018 the Company pledged $7 million in the form of margin deposits.
The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company’s OTC derivatives.

($ in millions)	2018				2017
Rating (1)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)	Number of counter-parties	Notional amount (2)	Credit exposure (2)	Exposure, net of collateral (2)
A+	3	$283	$9	$1	2	$59	$3	$—
A	1	23	—	—	—	—	—	—
Total	4	$306	$9	$1	2	$59	$3	$—
_________________________

(1)	Allstate uses the lower of S&P or Moody’s long-term debt issuer ratings.

(2)	Only OTC derivatives with a net positive fair value are included for each counterparty.
Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.
Certain of the Company’s derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative agreement or a specific trade on certain dates if AIC’s, ALIC’s or Allstate Life Insurance Company of New York’s (“ALNY”) financial strength credit ratings by Moody’s or S&P fall below a certain level. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative agreement if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on AIC’s, ALIC’s or ALNY’s financial strength credit ratings by Moody’s or S&P, or in the event AIC, ALIC or ALNY are no longer rated by either Moody’s or S&P.
The following summarizes the fair value of derivative instruments with termination, cross-default or collateral credit-risk-contingent features that are in a liability position as of December 31, as well as the fair value of assets and collateral that are netted against the liability in accordance with provisions within legally enforceable MNAs.

($ in millions)	2018	2017
Gross liability fair value of contracts containing credit-risk-contingent features	$2	$12
Gross asset fair value of contracts containing credit-risk-contingent features and subject to MNAs	(2)	(5)
Collateral posted under MNAs for contracts containing credit-risk-contingent features	—	(3)
Maximum amount of additional exposure for contracts with credit-risk-contingent features if all features were triggered concurrently	$—	$4
Credit derivatives - selling protection
A credit default swap (“CDS”) is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. In selling protection, CDSs are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. CDSs typically have a five-year term.

39

The following table shows the CDS notional amounts by credit rating and fair value of protection sold.

($ in millions)	Notional amount
	AA	A	BBB	BB and lower	Total	Fair value
December 31, 2018
Single name
Corporate debt	$—	$—	$—	$1	$1	$—
Total	$—	$—	$—	$1	$1	$—

December 31, 2017
Single name
Corporate debt	$—	$—	$—	$1	$1	$—
Index
Corporate debt	1	19	45	15	80	1
Total	$1	$19	$45	$16	$81	$1
In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default (“FTD”) structure or credit derivative index (“CDX”) that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the reference entity’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. With a FTD basket, because of the additional credit risk inherent in a basket of named reference entities, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names. CDX is utilized to take a position on multiple (generally 125) reference entities. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference entities. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, whereas in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at the time of settlement. For CDX, the reference entity’s name incurring the credit event is removed from the index while the contract continues until expiration. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset.
The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored.
Off-balance sheet financial instruments
The contractual amounts of off-balance sheet financial instruments as of December 31 are as follows:

($ in millions)	2018	2017
Commitments to invest in limited partnership interests	$1,195	$1,345
Private placement commitments	7	27
Other loan commitments	176	87
In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.
Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.
Private placement commitments represent commitments to purchase private placement debt and private equity securities at a future date. The Company enters into these agreements in the normal course of business. The fair value of the debt commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final. Because the private equity securities are not actively traded, it is not practical to estimate fair value of the commitments.
Other loan commitments are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at predetermined interest rates.

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Commitments have either fixed or varying expiration dates or other termination clauses. The fair value of these commitments is insignificant.
8. Reserve for Life-Contingent Contract Benefits and Contractholder Funds
As of December 31, the reserve for life-contingent contract benefits consists of the following:

($ in millions)	2018	2017
Immediate fixed annuities:
Structured settlement annuities	$6,701	$6,994
Other immediate fixed annuities	1,709	1,850
Traditional life insurance	2,517	2,458
Accident and health insurance	203	238
Other	109	85
Total reserve for life-contingent contract benefits	$11,239	$11,625
The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

Product	Mortality	Interest rate	Estimation method
Structured settlement annuities	U.S. population with projected calendar year improvements; mortality rates adjusted for each impaired life based on reduction in life expectancy	Interest rate assumptions range from 2.9% to 9.0%	Present value of contractually specified future benefits
Other immediate fixed annuities
1983 group annuity mortality table with internal modifications; 1983 individual annuity mortality table; Annuity 2000 mortality table with internal modifications; Annuity 2000 mortality table; 1983 individual annuity mortality table with internal modifications
		Interest rate assumptions range from 0.0% to 11.5%	Present value of expected future benefits based on historical experience
Traditional life insurance	Actual company experience plus loading	Interest rate assumptions range from 2.5% to 11.3%	Net level premium reserve method using the Company’s withdrawal experience rates; includes reserves for unpaid claims
Accident and health insurance	Actual company experience plus loading	Interest rate assumptions range from 3.0% to 7.0%	Unearned premium; additional contract reserves for mortality risk and unpaid claims
Other: Variable annuity guaranteed minimum death benefits (1)	Annuity 2012 mortality table with internal modifications	Interest rate assumptions range from 2.0% to 5.8%	Projected benefit ratio applied to cumulative assessments
______________________

(1)
In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with The Prudential Insurance Company of America, a subsidiary of Prudential Financial, Inc. (collectively “Prudential”).

To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability is included in the reserve for life-contingent contract benefits with respect to this deficiency. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in AOCI. The liability was zero and $315 million as of December 31, 2018 and 2017, respectively.
As of December 31, contractholder funds consist of the following:

($ in millions)	2018	2017
Interest-sensitive life insurance	$7,369	$7,387
Investment contracts:
Fixed annuities	9,645	10,790
Other investment contracts	456	415
Total contractholder funds	$17,470	$18,592

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The following table highlights the key contract provisions relating to contractholder funds.

Product	Interest rate	Withdrawal/surrender charges
Interest-sensitive life insurance	Interest rates credited range from 0.0% to 10.0% for equity-indexed life (whose returns are indexed to the S&P 500) and 1.0% to 6.0% for all other products	Either a percentage of account balance or dollar amount grading off generally over 20 years
Fixed annuities
Interest rates credited range from 0.0% to 9.8% for immediate annuities; (8.0)% to 10.8% for equity-indexed annuities (whose returns are indexed to the S&P 500); and 0.1% to 6.0% for all other products

Either a declining or a level percentage charge generally over ten years or less. Additionally, approximately 13.5% of fixed annuities are subject to market value adjustment for discretionary withdrawals

Other investment contracts:
Guaranteed minimum income, accumulation and withdrawal benefits on variable (1) and fixed annuities and secondary guarantees on interest-sensitive life insurance and fixed annuities
	Interest rates used in establishing reserves range from 1.7% to 10.3%	Withdrawal and surrender charges are based on the terms of the related interest-sensitive life insurance or fixed annuity contract
______________________

(1)	In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential.
Contractholder funds activity for the years ended December 31 is as follows:

($ in millions)	2018	2017	2016
Balance, beginning of year	$18,592	$19,470	$20,542
Deposits	863	909	969
Interest credited	597	635	672
Benefits	(810)	(871)	(947)
Surrenders and partial withdrawals	(1,095)	(960)	(1,014)
Maturities of and interest payments on institutional products	—	—	(86)
Contract charges	(645)	(655)	(665)
Net transfers from separate accounts	7	4	5
Other adjustments	(39)	60	(6)
Balance, end of year	$17,470	$18,592	$19,470
The Company offered various guarantees to variable annuity contractholders. In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance.
Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. The account balances of variable annuity contracts’ separate accounts with guarantees included $2.45 billion and $3.00 billion of equity, fixed income and balanced mutual funds and $245 million and $322 million of money market mutual funds as of December 31, 2018 and 2017, respectively.

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The table below presents information regarding the Company’s variable annuity contracts with guarantees. The Company’s variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts’ separate accounts with guarantees.

($ in millions)	December 31,
	2018	2017
In the event of death
Separate account value	$2,694	$3,323
Net amount at risk (1)	$605	$453
Average attained age of contractholders	71 years	70 years
At annuitization (includes income benefit guarantees)
Separate account value	$778	$944
Net amount at risk (2)	$264	$202
Weighted average waiting period until annuitization options available	None	None
For cumulative periodic withdrawals
Separate account value	$190	$253
Net amount at risk (3)	$16	$10
Accumulation at specified dates
Separate account value	$129	$170
Net amount at risk (4)	$26	$17
Weighted average waiting period until guarantee date	4 years	5 years
____________

(1)	Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.

(2)	Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3)	Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.

(4)	Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.
The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.
Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant’s attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.
Guarantees related to the majority of withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

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The following table summarizes the liabilities for guarantees.

($ in millions)	Liability for guarantees related to death benefits and interest-sensitive life products	Liability for guarantees related to income benefits	Liability for guarantees related to accumulation and withdrawal benefits	Total
Balance, December 31, 2017 (1)	$261	$28	$80	$369
Less reinsurance recoverables	87	25	34	146
Net balance as of December 31, 2017	174	3	46	223
Incurred guarantee benefits	24	—	13	37
Paid guarantee benefits	(2)	—	—	(2)
Net change	22	—	13	35
Net balance as of December 31, 2018	196	3	59	258
Plus reinsurance recoverables	111	35	39	185
Balance, December 31, 2018 (2)	$307	$38	$98	$443

Balance, December 31, 2016 (3)	$244	$43	$77	$364
Less reinsurance recoverables	101	40	43	184
Net balance as of December 31, 2016	143	3	34	180
Incurred guarantee benefits	33	—	12	45
Paid guarantee benefits	(2)	—	—	(2)
Net change	31	—	12	43
Net balance as of December 31, 2017	174	3	46	223
Plus reinsurance recoverables	87	25	34	146
Balance, December 31, 2017 (1)	$261	$28	$80	$369
____________

(1)
Included in the total liability balance as of December 31, 2017 are reserves for variable annuity death benefits of $85 million, variable annuity income benefits of $26 million, variable annuity accumulation benefits of $22 million, variable annuity withdrawal benefits of $12 million and other guarantees of $224 million.

(2)
Included in the total liability balance as of December 31, 2018 are reserves for variable annuity death benefits of $109 million, variable annuity income benefits of $36 million, variable annuity accumulation benefits of $25 million, variable annuity withdrawal benefits of $14 million and other guarantees of $259 million.

(3)
Included in the total liability balance as of December 31, 2016 are reserves for variable annuity death benefits of $100 million, variable annuity income benefits of $40 million, variable annuity accumulation benefits of $34 million, variable annuity withdrawal benefits of $9 million and other guarantees of $181 million.

9. Reinsurance
The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of fourteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life

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In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.36 billion and $1.35 billion as of December 31, 2018 and 2017, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements. In 2018, premiums and contract charges of $72 million, contract benefits of $87 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $14 million were ceded to Prudential. In 2017, premiums and contract charges of $76 million, contract benefits of $7 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $15 million were ceded to Prudential. In 2016, premiums and contract charges of $78 million, contract benefits of $21 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $15 million were ceded to Prudential. In addition, as of December 31, 2018 and 2017 the Company had reinsurance recoverables of $118 million and $139 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2018, the trust held $5.94 billion of investments, which are reported in the Consolidated Statement of Financial Position.
As of December 31, 2018, the gross life insurance in force was $414.52 billion of which $4.84 billion and $78.33 billion were ceded to affiliated and unaffiliated reinsurers, respectively.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Direct	$743	$734	$715
Assumed
Affiliate	241	227	138
Non-affiliate	741	772	803
Ceded
Affiliate	(51)	(52)	(53)
Non-affiliate	(275)	(288)	(294)
Premiums and contract charges, net of reinsurance	$1,399	$1,393	$1,309
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Direct	$1,062	$1,003	$999
Assumed
Affiliate	149	130	90
Non-affiliate	484	505	522
Ceded
Affiliate	(35)	(33)	(36)
Non-affiliate	(214)	(175)	(188)
Contract benefits, net of reinsurance	$1,446	$1,430	$1,387
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Direct	$533	$546	$598
Assumed
Affiliate	8	8	9
Non-affiliate	104	131	116
Ceded
Affiliate	(20)	(21)	(21)
Non-affiliate	(24)	(25)	(25)
Interest credited to contractholder funds, net of reinsurance	$601	$639	$677

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Reinsurance recoverables on paid and unpaid benefits as of December 31 are summarized in the following table.

($ in millions)	2018	2017
Annuities	$1,369	$1,357
Life insurance	1,183	1,243
Other	53	80
Total	$2,605	$2,680
As of December 31, 2018 and 2017, approximately 78% and 77%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.
10. Deferred Policy Acquisition and Sales Inducement Costs
Deferred policy acquisition costs for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Balance, beginning of year	$1,156	$1,187	$1,314
Acquisition costs deferred	78	122	79
Amortization charged to income	(146)	(152)	(134)
Effect of unrealized gains and losses	144	(46)	(72)
Reinsurance assumed from AAC	—	45	—
Balance, end of year	$1,232	$1,156	$1,187
DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ in millions)	2018	2017	2016
Balance, beginning of year	$36	$40	$45
Sales inducements deferred	—	—	1
Amortization charged to income	(4)	(4)	(5)
Effect of unrealized gains and losses	2	—	(1)
Balance, end of year	$34	$36	$40
11. Guarantees and Contingent Liabilities
Guaranty funds
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company’s policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile’s statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. Since most states allow a credit against premium or other state related taxes for assessments, an asset is recorded based on paid and accrued assessments for the amount the Company expects to recover on the respective state’s tax return and is realized over the period allocated by each state. As of both December 31, 2018 and 2017, the liability balance included in other liabilities and accrued expenses was $4 million. The related premium tax offsets included in other assets were $7 million and $10 million as of December 31, 2018 and 2017, respectively.
Guarantees
Related to the sale of LBL on April 1, 2014, the Company agreed to indemnify Resolution Life Holdings, Inc. in connection with certain representations, warranties and covenants of the Company, and certain liabilities specifically excluded from the transaction, subject to specific contractual limitations regarding the Company’s maximum obligation. Management does not believe these indemnifications will have a material effect on results of operations, cash flows or financial position of the Company.
Related to the disposal through reinsurance of substantially all of the Company’s variable annuity business to Prudential in 2006, the Company and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company has agreed to retain. In addition, the Company and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and its agents, including certain liabilities arising from the Company’s provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

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The aggregate liability balance related to all guarantees was not material as of December 31, 2018.
In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.
Regulation and compliance
The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agency and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, impose additional regulations regarding cybersecurity and privacy, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies, international agencies, and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company’s business, if any, are uncertain.
12. Income Taxes
ALIC and its subsidiaries (the “Allstate Life Group”) join with the Corporation (the “Allstate Group”) in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group’s annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.
Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. Deferred tax assets and liabilities are adjusted through income tax expense as changes in tax laws or rates are enacted.
Tax Legislation
On December 22, 2017, the Tax Legislation became effective and impacted the Company generally in four areas:
1.Amended the U.S. Internal Revenue Code of 1986, as amended, which among other items, permanently reduced the corporate income tax rate from a maximum of 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.
2.Changed international taxation to a modified territorial tax system whereby U.S. federal income taxes are generally eliminated on dividends from foreign subsidiaries, and certain earnings of controlled foreign corporations are included in U.S. federal taxable income.
3.Contained several other provisions, such as limitations of deductibility of executive compensation, meals and entertainment and lobbying expenses and changes to the dividends received deduction.
4.Affected the timing of certain tax deductions for reserves and deferred acquisition costs, but does not impact the Company’s overall income tax expense.
The Company recorded a net tax benefit of $514 million, recognized as a reduction to income tax expense in the Company’s Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2017. The net benefit was primarily due to re-measurement of the Company’s deferred tax assets and liabilities from 35% to 21% partially offset by the impact of the transition tax on deemed repatriation of deferred non-U.S. income. The Company’s effective income tax rate benefit for 2017 was 38.7% and included this one-time benefit of 71.8%.

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During 2018, the impact of the Tax Legislation was adjusted from the Company’s preliminary estimates due to, among other things, changes in interpretations and assumptions the Company previously made, guidance that was issued and actions the Company took as a result of the Tax Legislation, resulting in a net tax benefit of $53 million, recognized as a reduction to income tax expense in the Company’s Consolidated Statements of Operations and Comprehensive Income. The accounting for income tax effects of the Tax Legislation has been completed.
The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2015 and 2016 federal income tax returns, with the 2017 tax year exam scheduled to begin mid-2019. The 2015-2017 cycle is expected to be completed in 2020. The 2013 and 2014 federal income tax return audit is complete through the exam phase and the Allstate Group will progress to the appeals process for one unagreed issue in 2019. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the consolidated financial statements.
The Company recognizes tax positions in the consolidated financial statements only when it is more likely than not that the position will be sustained on examination by the relevant taxing authority based on the technical merits of the position. A position that meets this standard is measured at the largest amount of benefit that will more likely than not be realized on settlement. A liability is established for differences between positions taken in a tax return and amounts recognized in the consolidated financial statements.
The Company had $14 million, $2 million and $1 million liability for unrecognized tax benefits as of December 31, 2018, 2017 and 2016, respectively. The change in the liability for unrecognized tax benefits in 2018 related to the increase for tax positions taken in the current year. The change in the liability for unrecognized tax benefits in 2017 related to the increase for tax positions taken in a prior year. The Company believes it is reasonably possible that a decrease of up to $2 million in unrecognized tax benefits may occur within the next twelve months due to IRS settlements.
The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in millions)	2018	2017
Deferred tax assets
Deferred reinsurance gain	$7	$8
Other assets	1	2
Total deferred tax assets	8	10
Deferred tax liabilities
Life and annuity reserves	(223)	(269)
DAC	(201)	(221)
Investments	(131)	(79)
Unrealized net capital gains	(65)	(223)
Other liabilities	(51)	(54)
Total deferred tax liabilities	(671)	(846)
Net deferred tax liability	$(663)	$(836)
Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.
The components of income tax expense (benefit) for the years ended December 31 are as follows:

($ in millions)	2018	2017	2016
Current	$116	$104	$24
Deferred	(99)	(382)	120
Total income tax expense (benefit)	$17	$(278)	$144
The Company paid taxes of $30 million in 2018 and received refunds of $1 million and $22 million in 2017 and 2016, respectively. The Company had current income tax payable of $78 million and $56 million as of December 31, 2018 and 2017, respectively.

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A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2018	2017	2016
Statutory federal income tax rate - expense	21.0%	35.0%	35.0%
Tax Legislation benefit	(14.0)	(71.8)	—
Tax credits	(3.2)	(1.7)	(3.3)
Dividends received deduction	(0.7)	(0.6)	(1.3)
Adjustments to prior year tax liabilities	(0.3)	(0.3)	—
State income taxes	1.5	0.6	0.3
Non-deductible expenses	—	0.1	0.2
Other	0.1	—	0.1
Effective income tax rate expense (benefit)	4.4%	(38.7)%	31.0%
13. Capital Structure
Debt outstanding
All of the Company’s outstanding debt as of December 31, 2018 and 2017 relates to intercompany obligations. These obligations reflect notes due to related parties and are discussed in Note 4. The Company paid $5 million, $6 million and $15 million of interest on debt in 2018, 2017 and 2016, respectively.
The Company had $62 million and $34 million of investment-related debt that is reported in other liabilities and accrued expenses as of December 31, 2018 and 2017, respectively.
14. Statutory Financial Information and Dividend Limitations
ALIC and its insurance subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.
All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner and/or director. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.
Statutory net income of ALIC and its insurance subsidiaries was $410 million, $279 million and $192 million in 2018, 2017 and 2016, respectively. Statutory capital and surplus was $3.47 billion and $3.41 billion as of December 31, 2018 and 2017, respectively.
Dividend Limitations
The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the Illinois Department of Insurance (“IL DOI”) is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company paid dividends of $250 million in 2018. The maximum amount of dividends ALIC will be able to pay without prior IL DOI approval at a given point in time during 2019 is $347 million, less dividends paid during the preceding twelve months measured at that point in time.  The payment of a dividend in excess of this amount requires 30 days advance written notice to the IL DOI. The dividend is deemed approved, unless the IL DOI disapproves it within the 30 day notice period. Additionally, any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which for ALIC totaled $323 million as of December 31, 2018, and cannot result in capital and surplus being less than the minimum amount required by law.
ALIC may receive dividends from time to time from its insurance subsidiaries. The ability of these insurance subsidiaries to pay dividends is generally dependent on business conditions, income, cash requirements, and other relevant factors. The maximum amount of dividends insurance subsidiaries can pay to ALIC without prior DOI approval at any given point during 2019 is $64 million. ALIC did not receive dividends from its insurance subsidiaries during 2018 or 2017.
Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital (“RBC”) requirements adopted by state insurance regulators. A company’s “authorized control level RBC” is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain adjusted statutory capital

49

and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total adjusted statutory capital and surplus and authorized control level RBC of ALIC were $3.90 billion and $680 million, respectively, as of December 31, 2018. ALIC’s insurance subsidiaries are included as a component of ALIC’s total statutory capital and surplus.
Intercompany transactions
Notification and approval of intercompany lending activities is also required by the IL DOI when ALIC does not have unassigned surplus and for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.
15. Benefit Plans
Pension and other postretirement plans
Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee’s length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $2 million, $7 million and $7 million in 2018, 2017 and 2016, respectively.
The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.
Allstate 401(k) Savings Plan
Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan (“Allstate Plan”). The Corporation’s contributions are based on the Corporation’s matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $5 million, $4 million and $4 million in 2018, 2017 and 2016, respectively.
16. Other Comprehensive Income
The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ in millions)	2018			2017			2016
	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax	Pre- tax	Tax	After- tax
Unrealized net holding gains and losses arising during the period, net of related offsets	$(483)	$101	$(382)	$51	$(18)	$33	$134	$(46)	$88
Less: reclassification adjustment of realized capital gains and losses	(35)	7	(28)	43	(15)	28	(100)	35	(65)
Unrealized net capital gains and losses	(448)	94	(354)	8	(3)	5	234	(81)	153
Unrealized foreign currency translation adjustments	—	—	—	17	(6)	11	6	(2)	4
Other comprehensive (loss) income	$(448)	$94	$(354)	$25	$(9)	$16	$240	$(83)	$157
17. Quarterly Results (unaudited)

($ in millions)	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
	2018	2017	2018	2017	2018	2017	2018	2017
Revenues	$736	$762	$783	$826	$787	$813	$541	$858
Net income (1)	90	86	134	120	193	140	(52)	650
___________

(1)	Net income includes a tax benefit of $53 million and $514 million related to Tax Legislation in the third quarter 2018 and fourth quarter 2017, respectively.

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ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I - SUMMARY OF INVESTMENTS
OTHER THAN INVESTMENTS IN RELATED PARTIES
DECEMBER 31, 2018

($ in millions)	Cost/ amortized cost	Fair value	Amount at which shown in the Balance Sheet
Type of investment
Fixed maturities:
Bonds:
United States government, government agencies and authorities	$740	$773	$773
States, municipalities and political subdivisions	1,997	2,195	2,195
Foreign governments	170	179	179
Public utilities	3,302	3,443	3,443
All other corporate bonds	14,219	14,130	14,130
Asset-backed securities	429	429	429
Residential mortgage-backed securities	154	197	197
Commercial mortgage-backed securities	33	40	40
Redeemable preferred stocks	13	14	14
Total fixed maturities	21,057	$21,400	21,400

Equity securities:
Common stocks:
Public utilities	21	$26	26
Banks, trusts and insurance companies	101	120	120
Industrial, miscellaneous and all other	1,048	1,153	1,153
Nonredeemable preferred stocks	27	26	26
Total equity securities	1,197	$1,325	1,325

Mortgage loans on real estate	3,995	$4,028	3,995
Real estate (none acquired in satisfaction of debt)	228		228
Policy loans	561		561
Derivative instruments	23	$23	23
Limited partnership interests	3,292		3,292
Other long-term investments	1,049		1,049
Short-term investments	810	$810	810
Total investments	$32,212		$32,683

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV - REINSURANCE

($ in millions)	Gross amount	Ceded to other companies (1)	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2018
Life insurance in force	$113,202	$83,166	$301,316	$331,352	90.9%

Premiums and contract charges:
Life insurance	$679	$308	$906	$1,277	70.9%
Accident and health insurance	64	18	76	122	62.3%
Total premiums and contract charges	$743	$326	$982	$1,399	70.2%

Year ended December 31, 2017
Life insurance in force	$114,354	$89,603	$321,331	$346,082	92.8%

Premiums and contract charges:
Life insurance	$677	$320	$925	$1,282	72.2%
Accident and health insurance	57	20	74	111	66.7%
Total premiums and contract charges	$734	$340	$999	$1,393	71.7%

Year ended December 31, 2016
Life insurance in force	$115,034	$94,041	$291,256	$312,249	93.3%

Premiums and contract charges:
Life insurance	$675	$325	$869	$1,219	71.3%
Accident and health insurance	40	22	72	90	80.0%
Total premiums and contract charges	$715	$347	$941	$1,309	71.9%
______________________________

(1)	No reinsurance or coinsurance income was netted against premium ceded in 2018, 2017 or 2016.

ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ in millions)		Additions
Description	Balance as of beginning of period	Charged to costs and expenses	Other additions	Deductions	Balance as of end of period

Year ended December 31, 2018

Allowance for estimated losses on mortgage loans	$3	$—	$—	$—	$3

Year ended December 31, 2017

Allowance for estimated losses on mortgage loans	$3	$1	$—	$1	$3

Year ended December 31, 2016

Allowance for estimated losses on mortgage loans	$3	$—	$—	$—	$3

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a) Financial Statements

The consolidated financial statements of Allstate Life Insurance Company (“Allstate Life” or “Depositor”) and the financial statements of Allstate Financial Advisors Separate Account I, which are comprised of the underlying financial statements of the Sub-Accounts (“Separate Account”) are filed herewith in Part B of this Registration Statement.
(b) Exhibits

(1)(a) Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I (Incorporated by reference to Registrant's Form N-4 Initial Registration Statement (SEC File No. 333-77605) dated May 3, 1999).

(1)(b) Resolution of the Board of Directors of Glenbrook Life and Annuity Company authorizing establishment of the Glenbrook Life and Annuity Company Separate Account A (Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 033-62203) dated April 23, 1996).

(1)(c) Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the consolidation of Glenbrook Life and Annuity Company Separate Account A and Glenbrook Life Multi-Manager Variable Account into Allstate Financial Advisors Separate Account I (Previously filed in the initial Form N-4 Registration Statement (SEC File No. 333-121693) dated December 28, 2004).

(2) Not Applicable.

(3)(a) Form of Underwriting Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement File No. 033-62203) dated November 22, 1995).

(3)(b) Amended and Restated Principal Underwriting Agreement between Lincoln Benefit Life Company and Allstate Distributors, LLC (ALFS, Inc. merged with and into Allstate Distributors, LLC effective September 1, 2011) effective June 1, 2006. Incorporated herein by reference to Exhibit 10.1 to Lincoln Benefit Life Company's Current Report on Form 8-K filed December 20, 2007. (SEC File No. 333-111553)

(3)(c) Assignment & Delegation of Administrative Services Agreements, Underwriting Agreements, and Selling Agreements between ALFS, Inc. and Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Charter National Life Insurance Company, Intramerica Life Insurance Company, Allstate Distributors, LLC, Allstate Financial Services, LLC & Lincoln Benefit Life Company entered into on September 1, 2011. Incorporated herein by reference to Exhibit 10.1 to Allstate Life Insurance Company's Current Report on Form 8-K filed September 1, 2011. (SEC File No. 000-31248)

(4)(a) Form of Flexible Premium Deferred Variable Annuity Contract (Incorporated herein by reference to the initial Filing of the Form N-4 Registration Statement (SEC File No. 033-62203) dated August 28, 1995).

(4)(b) Enhanced Death and Income Benefit Combination Rider II (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement (SEC File No. 333-50879) dated July 5, 2000).

(4)(c) Death Benefit Amendatory Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement (SEC File No. 333-50879) dated April 26, 2002).

(4)(d) Form of Contract Endorsement (reflecting Allstate Life Insurance Company as issuer) (Previously filed in the initial N-4 Registration Statement (SEC File No. 333-121693) dated December 28, 2004).

(5) Form of Flexible Premium Deferred Variable Annuity Contract Application (Incorporated herein by reference to the initial Filing of the Form N-4 Registration Statement (SEC File No. 033-62203) dated August 28, 1995).

(6)(a) Articles of Incorporation of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement (SEC File No. 333-77605) dated April 24, 2001).

(6)(b) Amended and Restated By-laws of Allstate Life Insurance Company (Incorporated herein by reference to Registrant's Form 8-K (SEC File No. 0-31248) dated March 20, 2007).

(7) Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. (Incorporated herein by reference to Pre-Effective Amendment No.1 to Form N-4 Registration Statement (SEC File No. 333-141909) dated June 20, 2007).

(8) Participation Agreement with AIM Variable Insurance Funds (Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (SEC File No. 033-62203) dated April 23, 1996).

(9)(a) Opinion and Consent of General Counsel (Incorporated herein by reference to Post-Effective Amendment No. 9 to Registration Statement (SEC File No. 333-50879) dated April 26, 2002).

(9)(b) Opinion and Consent of Counsel Re: Legality (Previously filed in the initial N-4 Registration Statement (SEC File No. 333-121693) dated December 28, 2004).

(9)(c) Opinion and Consent of General Counsel Re: Legality. (Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 (SEC File Nos. 333-121693 and 811-09327) filed on April 24, 2009.)

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11) Not applicable

(12) Not applicable

(13)(a) Performance Data Calculations (Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (SEC File No. 033-62203) dated April 1, 1997).

(13)(b) Performance Data Calculations (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement (SEC File No. 333-50879) dated April 21, 2000).

(13)(c) Performance Data Calculations (Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement (SEC File No. 333-50879) dated July 5, 2000).

(13)(d) Performance Data Calculations (Incorporated herein by reference to Post-Effective Amendment No. 7 to this Registration Statement (SEC File No. 333-50879) dated April 18, 2001).

(13)(e) Performance Data Calculations (Incorporated herein by reference to Post-Effective Amendment No. 10 to this Registration Statement (SEC File No. 333-50879) dated April 11, 2003).

(14) Not Applicable.

(15) Letter re: unaudited interim financial information from Registered Public Accounting Firm (Previously filed in the initial N-4 Registration Statement (SEC File No. 333-121693) dated December 28, 2004).

(99)(a) Merger Agreement and Articles of Merger between Glenbrook Life and Annuity Company and Allstate Life Insurance Company (Previously filed in the initial N-4 Registration Statement (SEC File No. 333-121693) dated December 28, 2004).

(99)(b) Powers of Attorney for Brian R. Bohaty, John E. Dugenske, Eric K. Ferren, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, Samuel H. Pilch, Mario Rizzo, P. John Rugel, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor

Mary Jane Fortin	Director and President
John E. Dugenske	Director, Executive Vice President and Chief Investment and Corporate Strategy Officer
Angela K. Fontana	Director, Vice President, General Counsel and Secretary
Samuel H. Pilch	Director and Senior Group Vice President
P. John Rugel	Director and Senior Vice President
Brian P. Stricker	Director and Senior Vice President
Steven E. Shebik	Director and Chief Executive Officer
Thomas J. Wilson	Director and Chairman of the Board
Mario Rizzo	Director
Brian R. Bohaty	Director
Glenn T. Shapiro	Director
Julie Parsons	Director
Mario Imbarrato	Director, Vice President and Chief Financial Officer
Courtney V. Welton	Senior Vice President and Chief Privacy and Ethics Officer
Eric K. Ferren	Senior Vice President and Controller
Marilyn V. Hirsch	Senior Vice President
Christina Hwang	Senior Vice President
Jesse E. Merten	Director, Executive Vice President and Treasurer
James M. Flewellen	Senior Vice President
Tracy M. Kirchoff	Chief Compliance Officer
Dan E. Trudan	Senior Vice President
Brigitte K. Lenz	Vice President
Randal DeCoursey	Vice President
Carol E. Lundahl	Vice President and Assistant Treasurer
Grant S. Andrew	Vice President
Rebecca D. Kennedy	Vice President
Mary K. Nelson	Vice President
Theresa M. Resnick	Vice President and Appointed Actuary
Daniel G. Gordon	Vice President and Assistant Secretary
Mary Jo Quinn	Assistant Secretary
Elliot A. Stultz	Assistant Secretary
Lisette S. Willemsen	Assistant Secretary
Merlin L. Miller	Illustration Actuary
Thomas H. Helsdingen	Authorized Representative
Alma D. Lopez	Authorized Representative
Cynthia I. Quadros	Authorized Representative
Patricia A. Raphael	Authorized Representative
Laura A. Seaman	Authorized Representative

The principal business address of the officers and directors is 3075 Sanders Road, Northbrook, Illinois 60062-7127.
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
REGISTRANT:

Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation filed February 15, 2019 (File #001-11840).

ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2019, there were 932 Qualified contract owners and 1,100 Non-Qualified contract owners.

ITEM 28. INDEMNIFICATION

The by-laws of Allstate Life provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29A. RELATIONSHIP OF PRINCIPAL UNDERWRITER TO OTHER INVESTMENT COMPANIES

Allstate Distributors, LLC (“Allstate Distributors”) serves as principal underwriter to the following affiliated investment companies:

Allstate Financial Advisors Separate Account I
Allstate Life of New York Separate Account A

ITEM 29B. PRINCIPAL UNDERWRITERS

The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address of Each Such Person*	Positions and Offices with Underwriter
Willemsen, Lisette S.	Assistant Secretary
Flewellen, James M.	Chairman of the Board
Goldstein, Dana	Chief Compliance Officer
Merten, Jesse E.	Executive Vice President and Assistant Treasurer
Andrew, Grant S.	Manager
Flewellen, James M.	Manager
Fontana, Angela K.	Manager
Fortin, Mary Jane	Manager
Imbarrato, Mario	Manager
Nelson, Mary K.	Manager
Rugel, P. John	Manager
Stricker, Brian P.	Manager
Nelson, Mary K.	President
Hwang, Christina	Senior Vice President
Welton, Courtney V.	Senior Vice President and Chief Privacy and Ethics Officer
Ferren, Eric K.	Senior Vice President and Controller
Gordon, Daniel G.	Vice President and Assistant Secretary
Lundahl, Carol E.	Vice President and Assistant Treasurer
Goll, Marian	Vice President and Treasurer
Fontana, Angela K.	Vice President, General Counsel and Secretary

* The principal business address of the foregoing officers and directors is 3075 Sanders Road, Northbrook, IL 60062-7127.

ITEM 29C. COMPENSATION OF PRINCIPAL UNDERWRITER

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Discounts and Commissions	Net Underwriting Compensation on Redemption	Brokerage Commissions	Compensation
Allstate Distributors	N/A	N/A	$0	N/A

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

Allstate is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. The principal underwriter of the Separate Account (Allstate Distributors) is located at 3075 Sanders Road, Northbrook, Illinois 60062-7127. se2, LLC provides administrative services in connection with the variable annuity contracts and is located at 5801 SW 6th Avenue, Topeka, Kansas 66636. Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

ITEM 31. MANAGEMENT SERVICES

None.

ITEM 32. UNDERTAKINGS

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

ITEM 33. REPRESENTATIONS PURSUANT TO SECTION 403(b) of the INTERNAL REVENUE CODE

Allstate Life represents that it is relying upon the letter, dated November 28, 1988, from the Commission staff to the American Council of Life Insurance and that it intends to comply with the provisions of paragraphs 1-4 of that letter.

ITEM 34. REPRESENTATIONS REGARDING CONTRACT EXPENSES

Allstate represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate under the Contracts. Allstate bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need or Allstate to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically scribed in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused the amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on this 11th day of April, 2019.

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I (REGISTRANT)
By:	ALLSTATE LIFE INSURANCE COMPANY

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

By:	ALLSTATE LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/Angela K. Fontana
Angela K. Fontana Director, Vice President, General Counsel and Secretary

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on this 11th day of April, 2019.

SIGNATURE	TITLE
*Steven E. Shebik Steven E. Shebik	Director and Chief Executive Officer (Principal Executive Officer)
*Mary Jane Fortin Mary Jane Fortin	Director and President
*Thomas J. Wilson Thomas J. Wilson	Director and Chairman of the Board
/s/Angela K. Fontana Angela K. Fontana	Director, Vice President, General Counsel and Secretary
*P. John Rugel P. John Rugel	Director and Senior Vice President
*Mario Imbarrato Mario Imbarrato	Director, Vice President and Chief Financial Officer (Principal Financial Officer)
*Brian R. Bohaty Brian R. Bohaty	Director
*Samuel H. Pilch Samuel H. Pilch	Director and Senior Group Vice President
*Eric K. Ferren Eric K. Ferren	Senior Vice President and Controller (Principal Accounting Officer)
*John E. Dugenske John E. Dugenske	Director, Executive Vice President and Chief Investment and Corporate Strategy Officer
*Julie Parsons Julie Parsons	Director
*Brian P. Stricker Brian P. Stricker	Director and Senior Vice President
*Jesse E. Merten Jesse E. Merten	Director, Executive Vice President and Treasurer
*Mario Rizzo Mario Rizzo	Director
*Glenn T. Shapiro Glenn T. Shapiro	Director

*/By: Angela K. Fontana, pursuant to Power of Attorney, filed herewith.
EXHIBITS

(10) Consent of Independent Registered Public Accounting Firm.

(99) Powers of Attorney for Brian R. Bohaty, John E. Dugenske, Eric K. Ferren, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Jesse E. Merten, Julie Parsons, Samuel H. Pilch, Mario Rizzo, P. John Rugel, Glenn T. Shapiro, Steven E. Shebik, Brian P. Stricker and Thomas J. Wilson. Filed herewith.